UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                          Schroder Global Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2007

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.

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                              SCHRODER MUTUAL FUNDS
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     OCTOBER 31, 2007         ANNUAL REPORT

                              Schroder North American Equity Fund

                              Schroder International Diversified Value Fund

                              Schroder U.S. Opportunities Fund

                              Schroder U.S. Small and Mid Cap Opportunities Fund

                              Schroder International Alpha Fund

                              Schroder Emerging Market Equity Fund

                              Schroder Enhanced Income Fund

                              Schroder Strategic Bond Fund

                              Schroder Total Return Fixed Income Fund

                              Schroder Municipal Bond Fund

                              Schroder Short-Term Municipal Bond Fund

[LOGO] SCHRODERS

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SCHRODER MUTUAL FUNDS
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                                            December 14, 2007

Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the fiscal year ended October 31, 2007. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by each portfolio manager explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

The one-year period under review offered investors in most asset classes positive returns, despite volatility in international equity and fixed income markets and the ongoing problems in the subprime markets. Long-term fundamentals, however, remained relatively favorable to equities as global interest rate levels overall stayed fairly benign and valuations were not stretched. Global equity markets enjoyed strong support for the majority of the one-year period, helping the MSCI World Index record a fifth consecutive year of gains while inflows to emerging markets remained strong. Investors, however, have turned cautious -- as seen by the severity of the market correction beginning over the summer and continued volatility. Markets rebounded somewhat, yet this summer's credit concerns continue to cast a pall.

Among some of the key macro trends in the markets over the past year: mergers and acquisitions ("M&A") activity stayed high while good global market performance also drove up equity prices through October. However, the U.S. housing market as affected by concerns regarding the subprime lending market interest rates, the specter of potential inflation, ongoing turmoil in the Middle East and higher oil prices have all combined to raise concerns about the global economy's future growth.

Asia continues to be a bright spot, where China and Korea are powering economic growth. The Eurozone is now firmly entrenched in the current global expansion and is still being led primarily by a robust Germany, which has created over half a million new jobs over the last year. The French, too, have joined the action, reporting improved production statistics. The UK economy remains buoyant with retail sales positive and the housing market just beginning to show signs of significant cooling. This has increased the likelihood that the Bank of England will cut interest rate cuts in the coming year.

Liquidity flows and M&A activity were strong for the majority of the year under review. Despite lingering subprime credit concerns, M&A activity has continued into the second half of 2007 and international activity spiked, with cross-border deals accounting for roughly 40% of transactions in 2007.

It's possible to draw some parallels between what is going on in the global economy today and events in Japan almost twenty years ago. After the Japanese boom came to an abrupt halt in 1989, the Bank of Japan cut interest rates which fell over the next ten years to practically zero in a desperate attempt to resuscitate growth -- the economy effectively came unstuck as even these low interest rates failed to revive activity. Confidence had been lost.

The U.S. central bank, the Federal Reserve (the "Fed"), has clearly been taking notes and has already taken appropriate action to try and avoid a similar situation in the U.S. The Japanese stock market crash showed that in a so-called "credit crunch" scenario interest rates need to be cut quickly and aggressively. The speed and size of cuts have historically proved to be crucial in restoring investor confidence quickly. It would seem that the Fed has learned from this with rate cuts on September 18, October 31 and December 11. The September 18 cut was larger than many expected and had the desired effect -- investors were reassured and the markets responded positively.

It appears, though, that problems in the housing market will impact U.S. consumer spending which until very recently had held steady. As property prices fall and energy prices rise, we've begun to see a drag on consumer spending, further contributing to the U.S. slowdown. It remains to be seen whether the Fed's December 11 rate cut will limit the impact of the slowdown.


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                                                                               1

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SCHRODER MUTUAL FUNDS
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While  economic  activity in the U.S.  and globally is slowing we are not overly pessimistic about the outlook for the global economy. While forecasts for 2008 U.S. growth have been significantly trimmed, global growth forecasts have only been modestly reduced. With problems in the U.S. largely concentrated in the domestic housing market, the export businesses of Europe and Asia have not suffered too dramatically as a result.

As the U.S. dollar plumbs new lows against the euro and the pound, there is, in fact, evidence that now clearly shows a significant degree of de-coupling from the U.S., with demand both from within Europe and also the fast-growing Asian economies helping offset the effects of a slowing U.S. economy. The appearance of this de-coupling pattern is a significant development over the past year. While no one expects Europe to remain immune to an all-out U.S. recession, there are in fact some trends that help explain Europe's performance against a sluggish U.S. A study of changes in Eurozone export data over the last few years proves illuminating. In 2001 exports to 'emerging' Europe and all of Asia ex-Japan added together was just 1.6 times the volume of trade with the U.S. After 2003, however, exports to both Asia and Eastern Europe became more important than trade with the U.S. The most recent data shows that Eurozone exports to emerging Europe -- including Russia and Turkey -- and Asia are now
2.6 times higher than those to the U.S.

Our overall outlook for 2008 remains cautiously optimistic. While we expect a slowdown, both globally and in the U.S., we do not see the current conditions as the start of a more significant downturn in growth. Although one can never predict with absolute certainty, we believe that the economy will move into a period of moderate but continued positive growth with controlled inflation and U.S. interest rates falling in the first half of 2008. That said, we are cautiously optimistic about the prospects for global growth; while we do not think recession is likely, it is difficult to say what could happen to global growth should the U.S. fall into a full-blown recession.

In this type of environment, we believe that the investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                            Sincerely,

                                            /s/ Mark A. Hemenetz

                                            Mark A. Hemenetz, CFA
                                            President

1. PLEASE NOTE THAT STOCK AND SECTOR ATTRIBUTION IS MORE MEANINGFUL OVER LONGER TIME PERIODS.

2. THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2007.


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                                                                               2

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder North American Equity Fund (the "Fund") rose 15.08% (Investor Shares) and 14.66% (Advisor Shares), compared to the FTSE North American Index (the "Index"), a broad-based basket of North American stocks, which rose 16.74%. For the same 12-month period, the S&P 500 Index increased 14.56%.

MARKET BACKGROUND

North American equity markets performed well in the review period as a whole, supported by the broadly favorable macroeconomic environment, strong corporate profits growth and merger and acquisitions activity. Volatility increased markedly in the latter part of the period, however, in response to the escalating subprime mortgage crisis. The Federal Reserve cut U.S. interest rates twice in an attempt to ease fears of a global credit crunch and markets rallied in response, although concerns over the outlook for the U.S. economy, and the consumer in particular, remained.

The materials and energy sectors were the best performing sectors as commodity prices rose supported by continued Chinese growth. The technology sector also outperformed as the market anticipated resilient demand. The utilities, industrials and telecommunications sectors produced above-Index returns while consumer discretionary and financials stocks were weakest, reflecting the uncertain outlook for U.S. consumer spending and the problems in the subprime mortgage sector which forced several high profile investment banks to announce large write-downs in their third quarter results.

PORTFOLIO REVIEW

The Fund's portfolio consists of numerous small stock positions diversified across sectors and industries. Sector positions are kept within narrow limits compared to the Index as part of the risk management process; in general, activity over the past 12 months resulted in a reduction to risky, high beta stocks including consumer-sensitive stocks, select financials and energy equipment companies, and an increase to the Fund's telecommunications exposure. The Fund's managers retained a cautious stance towards the U.S. consumer, favoring consumer staple stocks such as beverages and food retailers, and added to the technology sector as good value emerged among large-cap semiconductor and IT services stocks.

The Fund benefited from good positioning within the consumer discretionary sector through its underweighting of poorly performing retailers (MACYS, HOME DEPOT) and holdings in stocks such as SHAW COMMUNICATIONS and GARMIN, the
navigation   device  maker.  The  Fund  also   outperformed  the  Index  in  the
telecommunications sector, where several good quality stocks with high profitability were found. Relative returns were weak in the energy, financials and utilities sectors, and the Fund underperformed the Index overall. Within the energy sector, a preference for large integrated oil companies over high beta energy equipment stocks proved detrimental as the latter outperformed, while in the financials sector holdings in banks and real estate stocks were also weak. Underweight positions in strongly-performing utilities (ENTERGY, CONSTELLATION ENERGY) detracted from performance in the review period, as did several underweight positions in large cap industrials and technology stocks.

OUTLOOK

We believe that the market remains vulnerable to continued problems in the credit market. Attention is likely to remain focused on whether the weakness in the housing market will be reflected in consumer demand, which is the driver of the U.S. economy. The strongest returns during the recent market turmoil have come from those sectors perceived as least vulnerable to an anemic domestic U.S. economy and those companies that can profit from a weaker U.S. exchange rate and resilience in emerging markets. The Fund remains highly diversified with an emphasis on stocks offering what we believe is good value, high quality and positive momentum.


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                                                                               3

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SCHRODER NORTH AMERICAN EQUITY FUND
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          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER NORTH AMERICAN EQUITY FUND -- INVESTOR OR ADVISOR SHARES
            VS. THE STANDARD & POOR'S (S&P) 500 INDEX, AND THE FTSE
                           NORTH AMERICAN (NA) INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Schroder North          Schroder North
          American Equity Fund,  American Equity Fund,   S&P 500     FTSE NA
            Investor Shares         Advisor Shares        Index       Index
 9/17/03       $10,000                $10,000            $10,000     $10,000
10/31/03        10,280                 10,278             10,262      10,278
10/31/04        11,348                 11,309             11,228      11,331
10/31/05        12,536                 12,460             12,207      12,552
10/31/06        14,547                 14,410             14,202      14,696
10/31/07        16,740                 16,523             16,270      17,156

The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends. The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                      One Year       Annualized
                                                       Ended            Since
                                                  October 31, 2007   Inception
                                                  ----------------   ----------
Schroder North American Equity Fund --
   Investor Shares ............................        15.08%         13.32%(a)
   Advisor Shares .............................        14.66%         12.96%(b)

(a) The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the line graph and the performance information table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Exxon Mobil                                                          3.4%
General Electric                                                     2.7
Microsoft                                                            2.2
Procter & Gamble                                                     1.6
Bank of America                                                      1.5

                                SECTOR ALLOCATION

SECTOR                                                         % OF INVESTMENTS
--------------------------------------------------------------------------------
Manufacturing                                                       46.8%
Finance, Insurance and Real Estate                                  21.2
Transportation, Communications, Electric, Gas and Sanitary
   Services                                                         10.2
Services                                                             9.0
Retail Trade                                                         5.5
Mining                                                               4.0
Wholesale Trade                                                      1.7
Agriculture, Forestry and Fishing                                    1.1
Construction                                                         0.1
Short-Term Investment                                                0.4


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                                                                               4

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SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder International Diversified Value Fund (the "Fund") rose 31.56% (Investor Shares) and 31.31% (Advisor Shares), compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 24.92% during this same period.

MARKET BACKGROUND

International equity markets produced strong gains in the review period, supported by the initially favorable macroeconomic environment with strong corporate profits growth and merger and acquisitions activity. Volatility increased markedly in the latter part of the period, however, in response to the escalating subprime mortgage crisis in the U.S. The Federal Reserve cut U.S. interest rates twice in an attempt to ease fears of a global credit crunch and markets rallied in response, although concerns over the outlook for the U.S. economy, and the consumer in particular, remained.

The materials sector outperformed in the year, reflecting an expectation that the strong demand for commodities from Asian emerging markets would continue. Telecommunications stocks also performed strongly as investors began to recognize the value that had become apparent in the sector. The industrials, utilities, consumer staples and energy sectors produced above-index returns. Consumer discretionary, technology and financials stocks did comparatively poorly while performance of the healthcare sector was under pressure from the familiar problems of generic competition and weak new drug pipelines.

PORTFOLIO REVIEW

Continental Europe has been a good source of value over the past 12 months and the Pacific ex-Japan weight has declined following profit-taking after strong relative performance. Recent sector-level activity has included sales of strongly performing industrials (particularly marine stocks in the Pacific ex-Japan region) and profit-taking in several integrated oil holdings following strong gains. Over the period as a whole the Fund added to the energy sector as we do not believe that valuations are fully reflecting the strong moves in oil prices. The Fund also increased holdings in the telecommunications sector, which we continue to believe offers good value.

The Fund produced strong gains in the review period and significantly outperformed the Index. Performance was strongest in the Pacific region, with positive contributions from marine, real estate and steel stocks in the Pacific ex-Japan and the Fund's low exposure to Japanese financials relative to the Index. The Fund also benefited from its exposure to the emerging markets, which significantly outperformed developed markets in the year, as well as benefiting from its holdings in Canadian stocks.

The Fund outperformed the Index in the majority of sectors. Of particular note were oil and gas stocks in continental Europe, the Pacific and emerging markets; industrials holdings, particularly in the Pacific ex-Japan region; and telecommunications stocks in all markets except the UK and Japan. The Fund's comparatively low weight in the healthcare sector versus market cap weighted indices also added value in the review period.

OUTLOOK

The market remains vulnerable to continued poor news coverage as the problems in the credit market unravel. Attention is likely to remain focused on the U.S. economy, especially for signs of the effect on American consumers of falling house prices, and whether emerging markets can decouple from the U.S. and support global growth. We do not attempt to predict the market's next move but, rather, position the Fund to deliver superior long-term returns. Through our research, we believe that this can be achieved with a long-run value bias, together with its non-market cap approach to stock weighting and unconstrained, bottom-up sector and country weights.


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                                                                               5

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SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
THE SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND -- INVESTOR OR ADVISOR SHARES
        VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Schroder            Schroder
                 International       International
                  Diversified         Diversified
                  Value Fund,         Value Fund,
                Investor Shares      Advisor Shares      MSCI EAFE Index
 8/30/06            $10,000            $10,000              $10,000
10/31/06             10,540             10,530               10,407
10/31/07             13,867             13,827               13,000

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                          One Year         Annualized
                                                            Ended            Since
                                                       October 31, 2007   Inception (a)
                                                       ----------------   -------------
Schroder International Diversified Value Fund --
   Investor Shares .................................        31.56%            32.25%
   Advisor Shares ..................................        31.31%            31.93%

(a) From commencement of Fund operations on August 30, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.
                              TOP 5 HOLDINGS

SECURITY*                                                      % OF INVESTMENTS
--------------------------------------------------------------------------------
Telenor                                                              0.5%
BCE                                                                  0.5
Belgacom                                                             0.5
Renault                                                              0.5
Outokupu                                                             0.5

*     Excludes any Short-Term Investments.

                             GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                % of Investments

Continental Europe                                                   45.0%

United Kingdom                                                       14.8

Japan                                                                13.0

Emerging Markets                                                     10.4

Pacific ex-Japan                                                     10.1

North America                                                         5.9

Short-Term Investment                                                 0.8


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                                                                               6

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder U.S. Opportunities Fund (the "Fund") rose 20.02% (Investor Shares) and 19.76% (Advisor Shares), compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 9.27%.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock selection in the materials and processing, financial services and energy sectors contributed to performance. Stock selection detracted in only two sectors: producer durable and consumer staples.

MARKET BACKGROUND

The year was favorable for small cap stocks. Small companies generally produced strong returns over this time as the Federal Reserve reduced interest rates 0.75% over the year to 4.50% as of the end of October and held out the possibility of another rate cut in the future. Despite the market turmoil around the subprime mortgage crisis and housing market correction which intensified in August, overall economic and market conditions -- such robust growth over the past two quarters in the U.S. economy -- were favorable for investors.

PORTFOLIO REVIEW

During the twelve-month period the Fund performed well, with stock selection adding value in eight out of ten sectors. Strong contributors to outperformance were SHAW GROUP (provider of piping systems, engineering, procurement and construction services) and PERINI (a construction services company), both of which announced strong earnings results and gave positive guidance for 2007. DRESSER-RAND GROUP (a manufacturer of equipment solutions to the oil and gas industries) also added significant value to the portfolio. All of these companies have exposure to the energy market and therefore benefited from the steep rise in oil prices over the past twelve months.

Within financial services, the Fund's holding in CONSECO hurt performance. CONSECO announced weaker-than-expected earnings after investment losses tripled over the period and expenses grew significantly. TALBOTS (a specialty retailer, cataloger and e-tailor of apparel for women) reported a decline in store sales -- this had the most negative impact on the portfolio.

OUTLOOK

We believe that U.S. economic growth will continue along at a slower rate well into next year, reflecting a rise in the household savings rate and a moderation in retail sales growth. This slowdown should limit inflation risk. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing. The impact of this slowdown, combined with high oil and gas prices, threatens consumer spending, especially with savings ratios already at historically low levels. Although consumers have so far remained resilient, we believe that they will eventually cut back on discretionary spending. Corporate balance sheets, however, are on the whole quite healthy -- profits are good and companies are increasingly focused on generating returns for shareholders.

We believe that our fundamental-based research process will continue to be able to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market -- a market that we believe will not necessarily reward broad ownership of sectors or industries, but rather individual securities.


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
       THE SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR OR ADVISOR SHARES
                          VS. THE RUSSELL 2000 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Schroder U.S.           Schroder U.S.
          Opportunities Fund,     Opportunities Fund,
            Investor Shares         Advisor Shares       Russell 2000 Index
10/31/97       $10,000                 $10,000                $10,000
10/31/98         8,406                   8,382                  8,816
10/31/99         9,155                   9,109                 10,127
10/31/00        12,884                  12,787                 11,890
10/31/01        13,310                  13,176                 10,380
10/31/02        11,991                  11,841                  9,179
10/31/03        15,844                  15,605                 13,159
10/31/04        19,173                  18,835                 14,703
10/31/05        21,332                  20,903                 16,479
10/31/06        25,954                  25,385                 19,771
10/31/07        31,150                  30,401                 21,604

The Russell 2000 Index is a market capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                                 One Year Ended    Five Years Ended   Ten Years Ended
                                                October 31, 2007   October 31, 2007   October 31, 2007
                                                ----------------   ----------------   ----------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares ..........................        20.02%        21.04%(c)            12.03%(c)
   Advisor Shares ...........................        19.76%        20.76%(c)(d)         11.76%(c)(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c) Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the line graph and the performance information table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                      % OF INVESTMENTS
--------------------------------------------------------------------------------
Dresser-Rand Group                                                   1.9%
Scientific Games Class A                                             1.7
Reinsurance Group of America                                         1.5
Perrigo                                                              1.5
Informatia                                                           1.5

*     Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                                                         % OF INVESTMENTS
--------------------------------------------------------------------------------
Technology                                                           14.7%
Financial Services                                                   14.5
Health Care                                                          14.4
Consumer Discretionary                                               14.1
Other Energy                                                          9.0
Materials & Processing                                                8.2
Producer Durables                                                     6.8
Utilities                                                             4.0
Autos & Transportation                                                2.4
Consumer Staples                                                      0.2
Short-Term Investment                                                11.7


--------------------------------------------------------------------------------
                                                                               8

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder U.S. Small and Mid Cap Opportunities Fund (the "Fund") rose 22.60% (Investor Shares) and 22.48%
(Advisor Shares), compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 12.71%.

MARKET BACKGROUND

Overall, U.S. small and mid cap stocks performed strongly during the one-year period under review. Volatility in the U.S. market continued during the third quarter from the sharp correction in August while the Federal Reserve reduced interest rates 0.75% over the year to 4.50% as of the end of October. Despite the market turmoil around the subprime mortgage crisis and housing market correction that took hold in August, overall economic and market conditions -- such as robust growth over the past two quarters in the U.S. economy -- were favorable for investors.

PORTFOLIO REVIEW

During the period under review, the Fund benefited from particularly good stock selection in the materials and processing, financial services and energy sectors. The Fund's holdings in the producer durables and consumer staples sectors detracted the most from relative performance.

At the stock level, the most positive contributor was DRESSER-RAND GROUP (a manufacturer of equipment solutions to the oil and gas industries), which consistently beat Wall Street's earnings estimates. Rising margins and high demand for rotating equipment, after-market parts and services has been driving up the stock price over the twelve-month period.

The most significant detractors were TALBOTS (a specialty retailer, cataloger and e-tailor of apparel for women.), which declined due to a drop in store sales, and ADVANCED MEDICAL OPTICS (develops and manufactures medical devices for the eye), which weakened when the company recalled its contact lens care solution product.

OUTLOOK

We believe that U.S. economic growth will continue along at a slower rate well into next year, reflecting a rise in the household savings rate and a moderation in retail sales growth. This slowdown should limit inflation risk. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing. The impact of this slowdown, combined with high oil and gas prices, threatens consumer spending, especially with savings ratios already at historically low levels. Although consumers have so far remained resilient, we believe that they will eventually cut back on discretionary spending. Corporate balance sheets, however, are on the whole quite healthy -- profits are good and companies are increasingly focused on generating returns for shareholders.

We believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market -- a market that will not likely reward broad ownership of sectors or industries, but rather individual securities.


--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
 THE SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND -- INVESTOR OR ADVISOR
                       SHARES VS. THE RUSSELL 2500 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Schroder U.S.         Schroder U.S.
                Small and Mid Cap     Small and Mid Cap
               Opportunities Fund,   Opportunities Fund,
                 Investor Shares       Advisor Shares      Russell 2500 Index
 3/31/06            $10,000                $10,000               $10,000
10/31/06             10,250                 10,230                10,077
10/31/07             12,567                 12,530                11,357

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

                                                            One Year        Annualized
                                                             Ended            Since
                                                        October 31, 2007   Inception(a)
                                                        ----------------   ------------
Schroder U.S. Small and Mid Cap Opportunities Fund --
   Investor Shares ..................................        22.60%           15.52%
   Advisor Shares ...................................        22.48%           15.31%

(a) From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                      % OF INVESTMENTS
--------------------------------------------------------------------------------
Dresser-Rand Group                                                   2.8%
DaVita                                                               2.6
Barr Pharmaceuticals                                                 2.6
Amdocs                                                               2.5
VeriSign                                                             2.5

*     Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                                                         % OF INVESTMENTS
--------------------------------------------------------------------------------
Technology                                                           16.1%
Consumer Discretionary                                               14.6
Financial Services                                                   14.5
Materials & Processing                                               13.7
Health Care                                                          13.6
Other Energy                                                          8.6
Producer Durables                                                     5.1
Utilities                                                             4.5
Consumer Staples                                                      0.5
Autos & Transportation                                                0.4
Short-Term Investment                                                 8.4


--------------------------------------------------------------------------------
                                                                              10

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the fiscal year ended October 31, 2007, the Schroder International Alpha Fund ("the Fund") rose 27.38% (Investor Shares) and 26.92% (Advisor Shares), compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 24.92%.

During the period, the energy, industrial, telecommunication and consumer staple sectors contributed the most to the Fund's returns. The Fund's holdings in emerging markets and Canada added most value from a regional perspective, while the Fund also benefited from its underweight in Japan. Continental Europe and the financials sector, meanwhile, detracted most from performance.

MARKET BACKGROUND

International equity markets moved higher over the past year. Volatility increased, however, as a result of concerns over the U.S. subprime segment, the potential impact on global liquidity and the possible slowdown in the U.S. economy. Liquidity flows and corporate activity were in abundance for the majority of the period, however, at least until the summer when the seriousness of the U.S. subprime fallout began to emerge. Market sentiment improved somewhat as the period drew to a close amidst hopes that the Federal Reserve (the "Fed") would reduce interest rates to avoid a recession. Emerging economies demonstrated resilience to problems affecting the U.S., and companies -- especially in Asia -- benefited from improving domestic consumption and government spending. Other dominant themes during the period included rising commodity prices and a weakening U.S. dollar.

PORTFOLIO REVIEW

From a regional perspective, the Fund's holdings in emerging markets and Canada and its underweight in Japan contributed significantly to outperformance of the Index. By sector, the Fund's holdings in telecommunications (especially emerging market stocks such as CHINA UNICOM and AMERICA MOVIL), energy (including BG GROUP, VENTURE PRODUCTION and Canadian firms NIKO RESOURCES and SUNCOR), industrial (such as DAEWOO SHIPBUILDING & MARINE ENGINEERING) and consumer staples (including SABMILLER and TESCO) contributed strongly to performance. U.K. mining company RIO TINTO also performed well, having benefited from strong global demand for copper and iron ore. Another global theme that supported Fund returns involved China's growth story. DONGFENG MOTOR GROUP, INDUSTRIAL & COMMERCIAL BANK OF CHINA and GOLDEN EAGLE RETAIL GROUP are examples of companies that gained on investor-and consumer-led demand.

Holdings in the financials sector detracted the most from performance. U.K. mortgage lender NORTHERN ROCK was a casualty of the worldwide "credit crunch" as its business model suffered from the effective closing down of the inter-bank lending market. Japanese banks such as ORIX and SUMITOMO MITSUI FINANCIAL GROUP also underperformed, partly due to exposure to U.S. subprime-related losses and also from stubbornly sluggish loan growth in Japan. Department store group TAKASHIMAYA suffered a similar fate as Japanese consumer spending failed to improve in the period.

OUTLOOK

We believe that U.S. economic growth will continue to slow -- likely more than initially predicted -- but that the U.S. economy will avoid recession. While the Fed's rate-setting committee says that it sees rising inflation as being as much of a threat as slowing economic growth, the vice-chairman of the Fed subsequently hinted that further rate reductions might be necessary. We believe that inflation should return to target levels in the medium term with the impact of moderating growth eventually filtering through to the rest of the economy.

At the same time, central banks elsewhere are evaluating inflation pressures, with growth in European and Asian economies still quite robust. Employment continues to fall in Germany, for instance. Despite short-term inflation pressure in the UK, the Bank of England recently gave a strong indication that it plans to cut interest rates in 2008.

In Asia, barring export-driven economies such as Taiwan, demand is coming mainly from domestic sources. Economic growth, therefore, should be less affected by a slowdown in the U.S. economy -- the only question here is the extent of this decoupling from the U.S. We believe that China and India will continue to benefit from trends in urbanization and increased domestic wealth as well as infrastructure spending on such projects as roads, rail networks, water and waste treatment facilities and power generation plants.


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

We also believe that climate change will play an important role not just in the coming year but for decades to come. It is now widely accepted that mitigating and solving the global warming crisis is not simply a matter of building a few windfarms. Rather, a worldwide transformation in the way people conduct their daily lives and businesses run their operations is needed. Companies that either help mitigate the impact of climate change or help adapt to changes that are already potentially inevitable should be increasingly rewarded in the market. Examples within the Fund include companies that stand to benefit from greater demand for hybrid-powered cars, renewable energy sources and ways to improve crop yields.

Above all, we continue to invest in what we believe are high-quality growth companies that we consider undervalued by the market and demonstrate strong competitive advantages. We believe that this disciplined philosophy will continue to reward the Fund's investors.


--------------------------------------------------------------------------------
                                                                              12

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
       THE SCHRODER INTERNATIONAL ALPHA FUND -- INVESTOR OR ADVISOR SHARES
         VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Schroder             Schroder
                 International        International
                  Alpha Fund,          Alpha Fund,
                Investor Shares      Advisor Shares      MSCI EAFE Index
10/31/97           $10,000              $10,000             $10,000
10/31/98            10,382               10,356              10,964
10/31/99            12,647               12,587              13,489
10/31/00            13,662               13,560              13,098
10/31/01            10,252               10,149               9,833
10/31/02             8,488                8,388               8,534
10/31/03            10,412               10,259              10,840
10/31/04            11,798               11,600              12,883
10/31/05            14,092               13,814              15,213
10/31/06            18,300               17,917              19,400
10/31/07            23,311               22,741              24,234

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                One Year Ended    Five Years Ended    Ten Years Ended
                                               October 31, 2007   October 31, 2007   October 31, 2007
                                               ----------------   ----------------   ----------------
Schroder International Alpha Fund (a) --
   Investor Shares .........................        27.38%           22.39%(b)           8.83%(b)
   Advisor Shares ..........................        26.92%           22.08%(b)(c)        8.56%(b)(c)

(a) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b) Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the line graph and the performance information table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Rio Tinto                                                            3.4%
BG Group                                                             2.9
Nestle                                                               2.8
Siemens                                                              2.8
Groupe Danone                                                        2.7

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                               % of investments

   Continental Europe                                                36.4%
   United Kingdom                                                    25.7
   Japan                                                             12.4
   Pacific ex-Japan                                                  12.2
   Emerging Markets                                                   9.3
   North America                                                      3.5
   Short-Term Investment                                              0.5


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder Emerging Market Equity Fund ("the Fund") rose 70.50% (Investor Shares) and 70.09% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which rose 67.83% during the same period.

MARKET BACKGROUND

Global emerging equity markets delivered excellent returns over the period although market conditions were volatile. For most of the period, generally buoyant investor confidence and continued evidence of strong economic growth in many of these countries supported performance. Emerging markets did, however, experience a sharp correction at the end of February/early March against a background of a broad sell-off in global equity markets. Emerging markets then rallied strongly over the next few months as investor sentiment improved. At the end of July and into August these markets again fell sharply due to investor concerns about problems in the U.S. housing and credit markets and their potential effect on the global economy. This was followed by interest rate reductions from the U.S. Federal Reserve, helping investor confidence to recover to some extent, and emerging markets rallied (although there was further volatility towards the end of the period).

Peru delivered the strongest returns, with this commodity-related market gaining from the strength of copper and gold prices. Brazil also delivered very strong returns, with the market benefiting from strong investor interest, while the country's central bank continued its monetary easing policy. Elsewhere in Latin America, the Argentine and Mexican markets made good progress in absolute terms, although performance was significantly behind the Index. Energy shortages and inflation in Argentina weighed on investors' minds, while in Mexico the central bank raised interest rates. Mexico is also perceived to be particularly vulnerable to any marked slowdown in the U.S.

In Asia, China delivered the best returns and was also among the strongest performing global emerging markets. The relaxation of regulations allowing mainland investors to buy Hong Kong-listed shares helped to boost the MSCI China Index. Furthermore, the Chinese economy continues to grow at a rapid rate despite monetary tightening. Indian and Indonesian markets also outperformed the Index by a considerable margin, with the Indian economy enjoying strong growth. The Taiwanese market made good progress in absolute terms, although it was significantly behind the Index. This market remains particularly vulnerable to a sharp slowdown in the U.S. economy.

Turkey was the best performer among the Europe, Middle East and Africa ("EMEA") markets. The country's central bank surprised investors with an interest rate reduction and, with real rates at a high level, more cuts are expected. Domestic political developments were also broadly positive. The Czech market also outperformed the Index. Russia made strong progress in absolute terms but returns trailed the Index. This was largely due to underperformance in the energy sector. Domestic economic growth, however, remains robust.

PORTFOLIO REVIEW

The Fund outperformed its benchmark Index during the one year under review. The Fund's country allocation and stock selection were both positive. The Fund's overweight position to Brazil and its underweight position in Mexico added the most value. This was partially offset by an overweight to Russia and country allocation to Thailand, which were the largest negative contributors to performance. The cash position in the Fund also detracted from returns. Stock selection in China, Brazil, Argentina and South Africa added the most value. This was partially offset by stock selection in India, Korea and Turkey which detracted somewhat from performance.

Brazil is the Fund's largest overweight as compared to the Index due to what we believe are reasonable valuations, strong economic growth and robust company earnings. The Fund is also overweight Thailand, due to an improving economic outlook and attractive valuations. Russia remains the largest overweight market in the EMEA region. The economy continues to perform strongly and valuations are attractive. The Fund is also overweight Turkey. India and Mexico are the Fund's largest underweight positions. Although the Indian economy is strong we believe that the market is too expensive. In Mexico the economic outlook is uncertain and sensitivity to a slowdown in the U.S. is high. The Fund also remains underweight Israel as compared to the Index.


--------------------------------------------------------------------------------
                                                                              14

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

OUTLOOK

We believe that the long-term outlook for global emerging markets remains positive. Emerging market growth is holding up well despite slowing growth for the global economy. Emerging markets should be able to sustain high growth rates due to stronger intra-regional trade and increasing domestic demand against a backdrop of huge structural improvements. We believe that emerging markets are likely to continue delivering growth well above developed markets. However, in the near term the Fund will maintain a moderately cautious stance. Although the emerging economies have decoupled from the U.S. to some extent, they still remain vulnerable to a global recession and the outlook for global emerging markets would be upset if sentiment shifts towards a hard landing view on the U.S. economy. We believe that emerging markets are now fully valued and, given the likelihood of further interest rate cuts in the U.S., are likely to be driven by liquidity and momentum rather than fundamentals in the near term. This is most evident in markets such as China and India.

We expect to maintain the Fund's basic approach of investing across a wide spectrum of countries and stocks, providing investors with a diversified exposure to global emerging markets, gaining returns from both country and stock selection in a low volatility, risk controlled manner. We are confident that this approach can pay off as we believe that emerging market economies will continue to offer premium growh rates compared to the developed world.


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER EMERGING MARKET EQUITY FUND -- INVESTOR OR ADVISOR SHARES VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Schroder Emerging        Schroder Emerging
          Market Equity Fund,      Market Equity Fund,     MSCI Emerging
            Investor Shares          Advisor Shares        Markets Index
 3/31/06        $10,000                 $10,000              $10,000
10/31/07         10,549                  10,531               10,510
10/31/07         17,986                  17,912               17,639

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

                                                     One Year        Annualized
                                                       Ended           Since
                                                 October 31, 2007   Inception(a)
                                                 ----------------   ------------
Schroder Emerging Market Equity Fund --
   Investor Shares ...........................        70.50%           44.89%
   Advisor Shares ............................        70.09%           44.50%

(a)   From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
China Mobile                                                          4.1%
OAO Gazprom ADR                                                       4.1
CNOOC                                                                 3.4
Cia Vale do Rio Doce ADR                                              2.8
Petroleo Brasileiro ADR                                               2.3

*     Excludes any Short-Term Investments.

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                % of Investments

Asia/Far East                                                        55.3%

Latin America                                                        15.9

Europe                                                               15.0

Africa                                                                7.5

Mid-East                                                              3.0

North America                                                         0.6

Short-Term Investment                                                 2.7


--------------------------------------------------------------------------------
                                                                              16

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

During the 12 months ended October 31, 2007, the Schroder Enhanced Income Fund ("the Fund") rose 3.37% (Investor Shares) and 3.11% (Advisor Shares), compared to the LIBOR 3-Month USD Fixed Index (the "Index"), a widely used measure of short-term debt returns, which rose 5.33%.

Widening asset-backed and mortgage-backed securities ("ABS" and "MBS") spreads dominated portfolio returns during the 12-month reporting period. The Fund was not directly impacted by the near collapse of several mortgage hedge funds in mid-June but overall performance trailed the Index during the reporting period, primarily due to spread widening in the MBS and ABS space and, to a lesser extent, the high level of cash yielding below LIBOR.

MARKET BACKGROUND

In the past 12 months, the broad U.S. bond market (up 5.38%, as measured by the Lehman U.S. Aggregate Bond Index) under-performed the stock market (up 14.56%, as measured by the S&P 500 Index). The bond market remained steady for the first six months of the year as the Federal Reserve (the "Fed") held the Fed funds rate constant at 5.25%. Economic news was mixed over the period and the market responded daily to updates. The second half of the year, however, brought with it the subprime market crisis, the credit crunch and an unprecedented level of volatility to the markets. Bond markets were seriously rattled by housing-related problems and widespread risk reductions as the U.S. home lending market distress accelerated sharply in July. Risk aversion became the theme of the rest of the period under review as the fear of rising defaults caused liquidity for subprime ABS to dry up while at the same time investors leaving the asset class forced liquidations and put further downward pressure on prices. The Fed responded with two interest rate cuts, bringing the Fed funds rate to 4.50%, where it remains as of this writing.

PORTFOLIO REVIEW

Overall performance trailed the Index during the one-year reporting period. In the fourth quarter of 2006, as our concerns over the U.S. housing market increased, we reduced our exposure in the credit sector. Our remaining holdings suffered as market values declined to account for heightened concerns about credit risks. Portfolio credit quality was upgraded significantly early in 2007 and, because the Fund's evaluation and purchases are based on proprietary credit research, not external ratings, portfolio credit quality was not materially hurt by further declines in the market for lower-rated sub-prime securities. Cash and liquidity was built up in the first part of 2007 through August. The Fund began reducing cash in September and October by buying the highest rated and most liquid ABS. Yield spreads over LIBOR for these bonds is currently about 100 basis points compared to 10 to 20 basis points earlier in 2007. The Fed's interest rate cuts have helped the Fund's performance.

OUTLOOK

The Fund's  strategy is  squarely  centered  on  security  selection  within the highest rated investment areas to provide liquidity and current income consistent with the preservation of capital. Since we believe that credit and liquidity curves will steepen, we continue to focus only on the most senior bonds. We expect the current trend of risk avoidance to continue as investor focus increasingly shifts from financial liquidity issues to weakness in the broader economy, maintaining downward pressure on credit and securitized markets. While we expect some recovery from the very rapid declines of the past few months, the Fund's near-term strategy is to retain very high liquidity levels and to opportunistically purchase senior AAA-rated securities when there are forced sellers in the market.

Recent bank asset write-downs and closures of several large cash funds in Europe and the U.S. highlight the ongoing environment of risk avoidance and reduced liquidity, but are positive signs that efforts are being made to recapitalize and repair balance sheets.


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE SCHRODER ENHANCED INCOME FUND -- INVESTOR OR ADVISOR SHARES
                     VS. THE LIBOR 3-MONTH USD FIXED INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Schroder Enhanced      Schroder Enhanced       LIBOR
                Income Fund,            Income Fund,       3-Month USD
               Investor Shares         Advisor Shares      Fixed Index
12/31/04          $10,000                 $10,000           $10,000
10/31/05           10,218                  10,197            10,288
10/31/06           10,696                  10,645            10,809
10/31/07           11,057                  10,976            11,385

The LIBOR 3-Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PERFORMANCE INFORMATION

                                                    One Year        Annualized
                                                      Ended            Since
                                                October 31, 2007   Inception (a)
                                                ----------------   -------------
Schroder Enhanced Income Fund --
   Investor Shares ...........................         3.37%            3.61%
   Advisor Shares ............................         3.11%            3.34%

(a)   From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Citigroup Funding 4.981%, 11/13/07                                     4.8%
Bank of America 4.790%, 11/19/07                                       4.8
Barclays Capital 5.149%, 11/28/07                                      4.8
Toyota Motor Credit 4.630%, 11/15/07                                   4.4
General Electric Capital 4.709%, 12/12/07                              4.4

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                   37.4%
Commercial Paper                                                      26.7
Mortgage-Backed Obligations                                           17.7
U.S. Government Mortgage-
   Backed Obligations                                                 14.9
Asset-Backed Securities                                                2.6
Corporate Obligations                                                  0.2
Short-Term Investment                                                  0.5


--------------------------------------------------------------------------------
                                                                              18

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

During the 12 months ended October 31, 2007, the Schroder Strategic Bond Fund ("the Fund") rose 4.13% (Investor Shares) and 3.98% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 5.38%. As a further measure of comparison, the LIBOR 3-Month USD Fixed Index, a widely used measure of short-term debt returns, rose 5.33%.

MARKET BACKGROUND

One of the best-performing sectors in fixed income during the first six months under review was high yield -- investors continued to seek ways to maximize their returns and were given confidence to buy this asset class by the very supportive economic environment. However, returns on government bonds and investment grade corporate securities came under pressure from rising interest rates and accelerating inflation. Bonds that offered investors enhanced coupon-payment protection, such as mortgage-backed securities ("MBS") or asset-backed securities, performed better in this environment. Before the eruption of volatility prompted by the collapse in the subprime sector of the U.S. housing market, the outlook for global fixed income markets was centered on the stretched valuations in the credit markets and the low levels of yields within the global government bond sector. However, this view was destroyed as the subprime mortgage situation in the U.S. progressed -- mortgage rates rose, liquidity was withdrawn and housing prices declined.

As the period under review progressed, debt markets seesawed as the market's outlook for the global economy swung from hope to gloom. The U.S. Federal Reserve (the "Fed") cut interest rates by an exceptional 50 basis points at the end of September and bond markets fell back over the next couple of weeks as investors scaled down their concerns about the credit crisis and moved back into riskier asset classes. However, by mid-October worries about banks' exposure to risky investments were revived. The U.S.'s largest bank, Citigroup, announced a big decline in profits and huge write-downs linked to areas such as subprime mortgages and leveraged loans. This was enough to spark a new rally in government markets and a sell-off in credit markets. The trend intensified as other leading U.S. banks also announced bleak earnings statements. The Fed then cut interest rates by another quarter point on the last day of October.

PORTFOLIO REVIEW

During the one-year period under review the Fund maintained a predominantly defensive duration position. The robust growth environment and potential for increased inflationary pressures prompted a low level of interest rate risk in the Fund. The Fund had a relatively high allocation to U.S. MBS, made in line with our policy of generating excess return through investment in high quality instruments offering incremental return. As we held a negative view on the direction of yields, we increased the allocation to MBS and, by early June, held a defensive U.S. Treasury position. In effect, the Fund was long MBS and short U.S. Treasury bonds. The short duration component was a positive contributor to performance until yields fell sharply in July and over the one-year period under review ultimately detracted from returns.

The Fund's position in the U.S. was countered by a long position in Japanese government bonds. This position positively contributed to performance. Other positive contributors to performance over the period were the Fund's long duration position to Eurozone government bonds.

OUTLOOK

The volatility that has characterized bond markets during recent months is likely to persist in the near term as investors remain wary of the ultimate impact of subprime issues. In this environment we remain cautious on credit exposure and continue to position the portfolio for a slowing global economy. From a macro level, the Fund's strategy is focused on government duration at the front end of global yield curves.

We believe that the Fund's benchmark-agnostic, total return investment approach will allow us to focus on flexible, best-ideas investment in a broad geographic range of markets and sectors. When combined with a risk management mentality that diversifies investments across a range of strategies, we believe that the Fund is positioned to perform well in the current economic environment.


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE SCHRODER STRATEGIC BOND FUND -- INVESTOR OR ADVISOR SHARES
                    VS. THE LEHMAN U.S. AGGREGATE BOND INDEX.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Schroder Strategic      Schroder Strategic      Lehman U.S.
                Bond Fund,              Bond Fund,           Aggregate
             Investor Shares          Advisor Shares        Bond Index
 6/30/06          $10,000                $10,000             $10,000
10/31/06           10,127                 10,111              10,449
10/31/07           10,546                 10,514              11,011

The  Lehman  U.S.   Aggregate  Bond  Index  comprises   government   securities,
mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market.

PERFORMANCE INFORMATION
                                                    One Year        Annualized
                                                      Ended            Since
                                                October 31, 2007   Inception (a)
                                                ----------------   -------------
Schroder Strategic Bond Fund --
   Investor Shares ..........................         4.13%            4.07%
   Advisor Shares ...........................         3.98%            3.83%

(a)   From commencement of Fund operations on June 30, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Treasury Bond 5.125%, 5/15/16                                    11.3%
FNMA TBA 5.000%, 11/25/22                                              6.2
FNMA 5.000%, 1/01/22                                                   6.1
FHLMC Gold 5.000%, 5/01/37                                             5.3
U.S. Treasury Note 4.625%, 7/31/12                                     5.1

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Commercial Paper                                                      22.6%
U.S. Government Mortgage-
   Backed Obligations                                                 20.1
U.S. Treasury Obligations                                             18.0
Foreign Bonds                                                         14.3
Corporate Obligations                                                  7.2
Mortgage-Backed Obligations                                            5.4
Collateralized Mortgage Obligations                                    0.4
Short-Term Investment                                                 12.0

*     Excludes any Short-Term Investments.


--------------------------------------------------------------------------------
                                                                              20

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

During the 12 months ended October 31, 2007, the Schroder Total Return Fixed Income Fund ("the Fund") rose 4.90% (Investor Shares) and 4.53% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 5.38%.

Overall performance trailed the Index during the 12-month reporting period due to the Fund's short duration position relative to the Index, which held back returns as bond prices rose. The Fund's less-than-benchmark exposure to corporate bonds helped performance at the beginning of the review period as risk aversion in the markets spiked considerably. The Fund's strategy of owning fewer Treasuries in favor of both residential and commercial mortgage-backed securities helped boost performance. The Fund's overweight position in corporate sectors that did well and underweight position in those that did poorly also helped to drive performance, as did the Fund's exposure to the yield curve during a period of yield curve steepening.

MARKET BACKGROUND

In the past 12 months, the broad U.S. bond market (up 5.38%, as measured by the Lehman U.S. Aggregate Bond Index) under-performed the stock market (up 14.56%, as measured by the S&P 500 Index). The bond market remained steady for the first six months of the year as the Federal Reserve (the "Fed") held the Fed funds rate constant at 5.25%. Economic news was mixed over the period and the market responded daily to updates. Bond investors pulled back from riskier parts of the market and demanded greater compensation via wider yield spreads, despite continued risk taking as evident by high mergers and acquisitions levels. The second half of the year, however, brought with it the subprime market crisis, the credit crunch and an unprecedented level of volatility to the markets. Bond markets were seriously rattled by housing-related problems and widespread risk reductions as the U.S. home lending market distress accelerated sharply in July. Risk aversion become the theme of the rest of the period under review as the fear of rising defaults caused liquidity for subprime ABS to dry up while at the same time investors leaving the asset class forced liquidations and put further downward pressure on prices. The Fed responded with two interest rate cuts, bringing the Fed funds rate to 4.50%, where it remains as of this writing.

PORTFOLIO REVIEW

In the first six months of the year the Fund outperformed the Index by maintaining a neutral duration stance (that is to say, the Fund's portfolio was roughly equally sensitive to interest rate changes as the Index), while reducing risk to preserve gains from an overweight to corporate bonds toward the end of 2006. Importantly, much of the corporate reductions came from cutting lower rated (BBB and high yield) issuers prior to the spike in risk aversion and accompanying spread widening towards the end of February. In the last six months of the reporting period the Fund underperformed the Index. The primary positive contributor to performance was the Fund's exposure to the steepening yield curve, with an overweight to the five-year maturity area and an underweight to 30-year maturities. Performance was brought down, however, by a large underweight in agency debentures and security selection within corporates, particularly in the financials sector.

OUTLOOK

We expect the current trend of risk avoidance to continue as investor focus increasingly shifts from financial liquidity issues to weakness in the broader economy, maintaining downward pressure on credit markets. We believe that consumer spending will decelerate markedly in conjunction with weakening housing data showing that home prices have indeed decoupled from income. In the corporate sector, particularly in financials, the fall in earnings estimates leads us to believe that the credit issues have not abated and therefore expect additional repricing of risky assets as leverage unwinds.

We therefore maintain our conservative strategic view and expect the Fund to maintain its defensive posture and further reduce credit exposure, particularly in financials, during any bouts of strength and liquidity. We do, however, believe the velocity at which the yield curve has steepened appears to have gone to far and have booked profits on our overweight to 5-year maturities and underweight to 30-year Treasuries.


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER TOTAL RETURN FIXED INCOME FUND -- INVESTOR OR ADVISOR SHARES
                   VS. THE LEHMAN U.S. AGGREGATE BOND INDEX.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Schroder Total Return     Schroder Total Return     Lehman U.S.
              Fixed Income Fund,        Fixed Income Fund,       Aggregate
                Investor Shares          Advisor Shares         Bond Index
12/31/04           $10,000                  $10,000              $10,000
10/31/05            10,150                   10,130               10,102
10/31/06            10,648                   10,592               10,627
10/31/07            11,170                   11,072               11,198

The Lehman U.S. Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PERFORMANCE INFORMATION
                                                    One Year         Annualized
                                                      Ended            Since
                                                October 31, 2007   Inception (a)
                                                ----------------   -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares ..........................         4.90%            3.98%
   Advisor Shares ...........................         4.53%            3.66%

(a)   From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Treasury Note 4.000%, 8/31/09                                     9.3%
U.S. Treasury Note 4.250%, 9/30/12                                     6.6
GNMA 6.000%, 9/20/37                                                   5.2
Deutsche Bank 4.790%, 11/01/07                                         4.6
Barcalys Capital 5.149%, 11/28/07                                      3.9

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Government Mortgage-
   Backed Obligations                                                 25.8%
U.S. Treasury Obligations                                             20.3
Commercial Paper                                                      17.6
Corporate Obligations                                                 14.8
Collateralized Mortgage Obligations                                   12.1
Mortgage-Backed Obligations                                            7.0
Asset-Backed Securities                                                0.2
Short-Term Investment                                                  2.2


--------------------------------------------------------------------------------
                                                                              22

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder Municipal Bond Fund (the "Fund") rose 2.45% (Investor Shares) and 2.19% (Advisor Shares), compared to the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate-term municipal debt securities, which rose 3.78%. Because of the relative price underperformance of the shares, the 30-day SEC Yield for the Fund's Investor Shares rose to 4.16% at year-end (3.91% for Advisor Shares), well above the Lipper average yield of 3.29% for intermediate municipal debt funds.

We believe the Fund's underperformance relative to the benchmark can be attributed to three things. First, the benchmark consists of maturities in the four- to six-year range. This was the strongest performing part of the yield curve during the third quarter. Since the Fund consists of securities with maturities across the yield curve, performance was not in line with the Index. Second, the Fund suffered from the markdown of its Radian Assurance insured issues. Radian is a AA-rated insurer and was twice re-confirmed by Moody's and S&P, although its exposure to corporate and mortgage guarantees has left investors concerned about its credit rating. The third driver of performance has been the purchase of Percent of LIBOR notes (PLNs). These bonds were marked down in the third quarter due to the involvement of Merrill Lynch, Citibank, and JP Morgan, who act as counterparties on the energy contracts. All of these issuers carry AA ratings. As these companies disclosed write-downs associated with asset-backed securities (ABS) and structured investment vehicle (SIV) losses, however, the PLNs widened out consistently with their corporate debt. We are optimistic about the future of Merrill Lynch, Citibank, and JP Morgan, and we believe that these bonds will improve beyond the current period of financial concerns.

MARKET BACKGROUND

In the one-year period, the broad U.S. bond market (up 5.38%, as measured by the Lehman U.S. Aggregate Bond Index) under-performed the stock market (up 14.56%, as measured by the S&P 500 Index). The municipal bond market, meanwhile, underper-formed the taxable markets. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 2.91% for the one-year period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 5.38% for the period.

The bond market remained steady for the first six months of the year as the Federal Reserve (the "Fed") held the Fed funds rate constant at 5.25%. Economic news was mixed over the period and the market responded daily to updates. The second half of the year, however, brought with it the subprime market crisis, the credit crunch and an unprecedented level of volatility to the markets. The Fed responded with two interest rate cuts, bringing the Fed funds rate to 4.50%, where it remains as of this writing.

Over the year, rates across the Treasury curve fell significantly on the short end and remained fairly constant at the long end. The yield on the 2-year Treasury fell by 0.71% -- from 4.65% to 3.94% during the reporting period. The yield on the 10-year Treasury fell by 0.05% from 4.60% to 4.55%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.71% to 4.75%, or 0.04% during the same time period.

The yield on a 2-year AAA-rated municipal bond fell 0.12% -- from 3.50% to 3.38%. In contrast, the AAA-rated yield on a 30-year municipal bond rose 0.14% from 4.21% to 4.35%.

PORTFOLIO REVIEW

In the one year under consideration, the Fund underperformed the Index due to our wide spread of maturities rather than a single, five-year bullet maturity, the impact of Radian Assurance, and the downward pricing of PLN's. More than 60% of the municipal bonds brought to market this year were insured. The Fund's exposure to insured bonds is substantially below that level, however, and is broadly diversified among insurers.

A good example of the Fund's focus on credit enhancement through selecting issues we believe to have high credit quality was its purchase of a AAA-rated TRAVIS COUNTY HEALTH FACILITY DEVELOPMENT tax-exempt bond with an effective maturity of January 2018 due to a sinking fund schedule. The Fund purchased the bond at a 4.65% tax-free yield. The bond has been escrowed to maturity and is backed by U.S. government securities. The tax-free yield on a AAA-rated municipal bond available in the market on the same day as the TRAVIS COUNTY purchase was 3.85%, according to the Bloomberg national municipal scale. This is typical of the bonds the Fund holds -- many are secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, or secured by U.S. Treasuries or a federal government agency.


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2007)

One bond that underperformed during the period was OZARK CENTRE, TRANSPORTATION DEVELOPMENT DISTRICT, a revenue bond backed by transportation sales tax revenue. The bond has an effective maturity of November 2011.

OUTLOOK

We will continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification while seeking to exploit the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Due to these inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals with high credit quality and expect to continue to invest in these types of securities while at the same time maintaining duration close to the benchmark.


--------------------------------------------------------------------------------
                                                                              24

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE SCHRODER MUNICIPAL BOND FUND -- INVESTOR OR ADVISOR SHARES
                  VS. THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Schroder Municipal      Schroder Municipal     Lehman 5-Year
                 Bond Fund,               Bond Fund,          Municipal
              Investor Shares          Advisor Shares        Bond Index
12/31/03          $10,000                $10,000              $10,000
10/31/04           10,353                 10,321               10,246
10/31/05           10,575                 10,527               10,294
10/31/06           11,142                 11,064               10,692
10/31/07           11,415                 11,306               11,096

The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PERFORMANCE INFORMATION

                                            One Year Ended        Annualized
                                           October 31, 2007   Since Inception(a)
                                           ----------------   ------------------
Schroder Municipal Bond Fund --
   Investor Shares .....................         2.45%               3.51%
   Advisor Shares ......................         2.19%               3.25%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                  TOP 10 STATES

STATE                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Pennsylvania                                                         13.1%
Texas                                                                 7.1
California                                                            7.0
Illinois                                                              6.8
Florida                                                               5.9

STATE                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Ohio                                                                  5.8%
Colorado                                                              5.5
Arizona                                                               5.4
New Jersey                                                            5.1
Missouri                                                              4.6


--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2007)

PERFORMANCE

In the 12 months ended October 31, 2007, the Schroder Short-Term Municipal Bond Fund (the "Fund") rose 2.96% (Investor Shares) and 2.70% (Advisor Shares), compared to the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 3.82%. Because of the relative price underperformance of the shares, the 30-day SEC Yield for the Fund's Investor Shares rose to 4.07% at year-end (3.82% for Advisor Shares), well above the Lipper average yield of 3.32% for short municipal debt funds.

We believe the Fund's underperformance of its benchmark can be attributed to several occurrences in the market. First, the Fund suffered from the markdown of its Radian Assurance insured issues. Radian is a AA-rated security and was twice re-confirmed by Moody's and S&P, although its exposure to corporate and mortgage guarantees has left investors concerned about its credit rating. Another driver of performance has been the purchase of Percent of LIBOR notes (PLNs). These bonds were marked down in the third quarter due to the involvement of Merrill Lynch, Citibank, and JP Morgan, who act as counterparties on the energy contracts. All of these issuers carry AA ratings. As these companies disclosed write-downs associated with asset-backed securities (ABS) and structured investment vehicle (SIV) losses, however, the PLNs widened out consistently with their corporate debt. We are optimistic about the future of Merrill Lynch, Citibank, and JP Morgan, and we believe that these bonds will improve beyond the current period of financial concerns.

MARKET BACKGROUND

In the one-year period, the broad U.S. bond market (up 5.38%, as measured by the Lehman U.S. Aggregate Bond Index) under-performed the stock market (up 14.56%, as measured by the S&P 500 Index). The municipal bond market, meanwhile, underper-formed the taxable markets. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 2.91% for the one-year period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 5.38% for the period.

The bond market remained steady for the first six months of the year as the Federal Reserve (the "Fed") held the Fed funds rate constant at 5.25%. Economic news was mixed over the period and the market responded daily to updates. The second half of the year, however, brought with it the subprime market crisis, the credit crunch and an unprecedented level of volatility to the markets. The Fed responded with two interest rate cuts, bringing the Fed funds rate to 4.50%, where it remains as of this writing.

Over the year, rates across the Treasury curve fell significantly on the short end and remained fairly constant at the long end. The yield on the 2-year Treasury fell by 0.71% -- from 4.65% to 3.94% during the reporting period. The yield on the 10-year Treasury fell by 0.05% from 4.60% to 4.55%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.71% to 4.75%, or 0.04% during the same time period.

The yield on a 2-year AAA-rated municipal bond fell 0.12% -- from 3.50% to 3.38%. In contrast, the AAA-rated yield on a 30-year municipal bond rose 0.14% from 4.21% to 4.35%.

PORTFOLIO REVIEW

In the one-year period ended October 31, 2007, the Fund underperformed the Index due to the downward pricing of PLNs and the negative impact of Radian Insurance. More than 60% of the municipal bonds brought to market this year were insured. The Fund's exposure to insured bonds is substantially below that level, however, and is broadly diversified among insurers.

A good example of the Fund's focus on credit enhancement through selecting issues we believe to have high credit quality was its purchase of a AAA-rated FLORIDA STATE BOARD OF EDUCATION tax-exempt bond with a stated maturity of May 2008. The Fund purchased the bond at a 4.00% tax-free yield. The bond has been escrowed to maturity and is backed by U.S. government securities. The tax-free yield on an AAA-rated municipal bond available in the market on the same day as the Florida purchase was 3.43%, according to the Bloomberg national municipal scale. This is typical of the bonds the Fund holds -- most are secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, or secured by U.S. Treasuries or a federal government agency.

One bond that underperformed during the period was FREEPORT, a tax-exempt general obligation security with an August 1, 2008, stated maturity. The village of Freeport, NY, has pledged its full faith and credit to back this bond, and all taxable property within the village is subject to AD VALOREM taxes without limitation. This bond is A-rated.


--------------------------------------------------------------------------------
                                                                              26

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2007)

During the year ended October 31, the Fund maintained a duration similar to the Index's. Return is generated by purchasing higher-yielding municipal securities that we believe are undervalued. The Fund maintains a diversified maturity range, which helps limit the effect when any one segment of the yield curve is hurt by rising rates.

OUTLOOK

We will continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification while seeking to exploit the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Due to these inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals that are pre-funded and collateralized and expect to continue to invest in these types of securities.


--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR AND ADVISOR SHARES
                   VS. THE LEHMAN 1-YEAR MUNICIPAL BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Schroder Short-Term    Schroder Short-Term    Lehman 1-Year
              Municipal Bond Fund,   Municipal Bond Fund,     Municipal
                Investor Shares         Advisor Shares       Bond Index
12/31/03           $10,000                 $10,000            $10,000
10/31/04            10,126                  10,105             10,102
10/31/05            10,376                  10,328             10,221
10/31/06            10,788                  10,711             10,532
10/31/07            11,107                  11,000             10,934

The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short-term maturities.

PERFORMANCE INFORMATION

                                                  One Year Ended        Annualized
                                                October 31, 2007   Since Inception(a)
                                                ----------------   ------------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares ..........................         2.96%               2.78%
   Advisor Shares ...........................         2.70%               2.52%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                  TOP 10 STATES

STATE                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Pennsylvania                                                         12.1%
Virginia                                                              7.8
Colorado                                                              7.8
New Jersey                                                            7.3
Illinois                                                              6.9

STATE                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Kansas                                                                5.4%
Texas                                                                 5.2
Arkansas                                                              5.2
Wisconsin                                                             4.4
Missouri                                                              3.6


--------------------------------------------------------------------------------
                                                                              28

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

                 COMMON STOCK - 99.7%
                 BERMUDA - 1.7%
        50,576   Accenture Class A                                    1,974,993
        34,838   ACE                                                  2,111,531
         8,800   Allied World Assurance Holdings                        421,608
        14,934   Arch Capital Group (1)                               1,116,615
         7,800   Aspen Insurance Holdings                               213,408
        35,767   Axis Capital Holdings                                1,421,381
        22,174   Covidien                                               922,438
        12,700   Endurance Specialty Holdings                           497,967
        12,800   Max Capital Group                                      362,112
        47,744   Nabors Industries (1)                                1,340,652
         7,600   PartnerRe                                              632,700
         2,090   Platinum Underwriters Holdings                          75,240
        14,900   RenaissanceRe Holdings                                 869,266
        23,400   XL Capital Class A                                   1,683,630
                                                                 --------------
                 Total Bermuda                                       13,643,541
                                                                 --------------
                 CANADA - 7.2%
        21,597   Alimentation Couche Tard Class B                       469,838
        10,500   AltaGas Income Trust                                   298,188
        24,997   ARC Energy Trust                                       566,055
         5,900   Astral Media                                           281,589
        19,325   Bank of Nova Scotia                                  1,095,158
         9,000   Barrick Gold                                           400,551
         5,550   Bell Aliant Regional
                    Communications (1) (2) (3)                          185,961
        15,200   Bonavista Energy Trust (1)                             513,002
        39,260   Brookfield Asset
                    Management Class A                                1,605,429
        22,000   Canaccord Capital                                      438,275
        65,869   Canadian National Railway                            3,698,631
         8,896   Canadian Natural Resources                             740,563
        12,800   Canadian Pacific Railway                               901,710
        10,213   Canadian Tire Class A                                  940,457
        42,666   EnCana                                               2,988,474
        12,345   Enerplus Resources Fund                                597,251
        26,100   Ensign Energy Services                                 469,894
        75,832   Gerdau Ameristeel                                    1,028,282
        14,700   Gildan Activewear (1)                                  673,705
        23,500   Goldcorp                                               827,493
        33,022   Great-West Lifeco                                    1,305,204
        14,630   Harvest Energy Trust                                   415,346
        20,200   Husky Energy                                           942,467
        26,767   IGM Financial                                        1,558,596
        11,717   Industrial Alliance Insurance
                    & Financial Services                                493,413
        87,452   Manulife Financial                                   4,095,055
        13,800   Mullen Group Income Fund                               263,219
        21,856   National Bank of Canada                              1,265,689
        22,739   Penn West Energy Trust                                 725,759

    Shares                                                           Value $
--------------                                                   --------------

        50,936   Petro-Canada                                         2,941,625
        12,100   Peyto Energy Trust (1)                                 239,769
         3,300   Potash Corp. of Saskatchewan                           411,232
        44,794   Power Corp. of Canada                                1,923,337
        37,371   Power Financial                                      1,667,577
        29,195   Precision Drilling Trust                               532,731
         9,281   PrimeWest Energy Trust                                 259,775
        12,600   Progress Energy Trust (1)                              157,951
        32,784   Research In Motion (1)                               4,090,618
        53,684   Rogers Communications Class B                        2,738,527
        38,986   Royal Bank of Canada                                 2,315,116
        13,300   Saputo                                                 816,716
        60,158   Shaw Communications Class B                          1,681,645
         7,400   ShawCor                                                308,954
        40,200   Sino-Forest (1)                                      1,070,069
        38,500   Sun Life Financial                                   2,239,340
         7,907   Suncor Energy                                          866,779
        35,900   Talisman Energy                                        782,899
         2,079   Teck Cominco Class B                                   104,225
        26,423   Teck Cominco Class B                                 1,321,150
        13,944   Toronto-Dominion Bank                                1,054,259
        13,800   Trinidad Energy Services
                    Income Trust                                        169,630
        11,800   Vermilion Energy Trust (1)                             492,657
        26,800   Yellow Pages Income Fund                               406,104
                                                                 --------------
                 Total Canada                                        58,377,939
                                                                 --------------
                 CAYMAN ISLANDS - 0.6%
        14,672   Garmin (1)                                           1,575,773
        13,800   Herbalife                                              608,442
        83,611   Seagate Technology                                   2,327,730
         4,100   Sina (1)                                               235,053
                                                                 --------------
                 Total Cayman Islands                                 4,746,998
                                                                 --------------
                 PUERTO RICO - 0.0%
        13,086   Popular                                                138,057
                                                                 --------------
                 UNITED STATES - 90.2%
                 APPAREL & ACCESSORY STORES - 0.4%
        14,341   Abercrombie & Fitch Class A                          1,135,807
        36,900   American Eagle Outfitters                              877,482
         7,100   Jos. A. Bank Clothiers (1)                             207,391
        27,104   Limited Brands                                         596,559
         3,500   Nordstrom                                              138,040
                                                                 --------------
                                                                      2,955,279
                 AUTOMOTIVE DEALERS &
                 GASOLINE SERVICE STATIONS - 0.1%
         2,473   Autozone (1)                                           307,666
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      29

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

                 AUTOMOTIVE REPAIR, SERVICES
                 & PARKING - 0.1%
        16,776   Ryder System                                           802,732
         5,300   Wright Express (1)                                     205,110
                                                                 --------------
                                                                      1,007,842
                 BUILDING CONSTRUCTION
                 GENERAL CONTRACTORS - 0.0%
           800   NVR (1)                                                380,600
                                                                 --------------
                 BUILDING MATERIALS,
                 HARDWARE, GARDEN SUPPLY
                 & MOBILE HOME DEALERS - 0.7%
        76,746   Home Depot                                           2,418,267
        80,747   Lowe's                                               2,171,287
        22,472   Sherwin-Williams                                     1,436,410
                                                                 --------------
                                                                      6,025,964
                 BUSINESS SERVICES - 6.3%
        15,686   Adobe Systems (1)                                      751,359
        16,426   Affiliated Computer Services
                    Class A (1)                                         832,141
         7,900   Alliance Data Systems (1)                              635,160
         8,400   Allis-Chalmers Energy (1)                              147,588
        36,300   Automatic Data Processing                            1,799,028
        12,000   Cerner (1)                                             714,720
        39,438   Check Point Software
                    Technologies (1)                                    996,204
        13,400   Citrix Systems (1)                                     576,066
         9,934   DST Systems (1)                                        841,509
        35,920   eBay (1)                                             1,296,712
        14,500   EPIQ Systems (1)                                       281,155
        11,837   Equifax                                                455,725
        18,100   Fidelity National
                    Information Services                                834,772
         8,700   Getty Images (1)                                       245,775
        12,840   Google Class A (1)                                   9,077,880
         7,065   Imergent (1)                                           170,408
        10,600   Jack Henry & Associates                                309,732
         5,900   Mastercard Class A                                   1,118,345
       494,351   Microsoft                                           18,197,060
         4,464   MicroStrategy Class A (1)                              438,945
        11,500   NAVTEQ (1)                                             887,800
        29,100   NCR (1)                                                802,869
        24,366   Omnicom Group                                        1,242,179
       318,740   Oracle (1)                                           7,066,466
        30,300   Total System Services                                  907,788
        15,920   United Online                                          280,192
                                                                 --------------
                                                                     50,907,578
                 CHEMICALS & ALLIED PRODUCTS - 10.4%
        62,240   Abbott Laboratories                                  3,399,549
        14,034   Air Products & Chemicals                             1,373,227
        60,783   Amgen (1)                                            3,532,100
       131,351   Bristol-Myers Squibb                                 3,939,216

    Shares                                                           Value $
--------------                                                   --------------

        40,658   Colgate-Palmolive                                    3,100,986
        77,430   Dow Chemical                                         3,487,447
        20,927   Eastman Chemical                                     1,393,529
        50,400   EI du Pont de Nemours                                2,495,304
        82,996   Eli Lilly                                            4,494,233
        13,106   Genentech (1)                                          971,548
        62,731   Gilead Sciences (1)                                  2,897,545
       179,206   Johnson & Johnson                                   11,678,855
        42,613   Lyondell Chemical                                    2,021,987
       127,028   Merck                                                7,400,651
       390,921   Pfizer                                               9,620,566
         2,837   PharMerica (1)                                          45,250
        24,125   PPG Industries                                       1,803,102
        16,736   Praxair                                              1,430,593
       189,059   Procter & Gamble                                    13,143,382
        31,400   Rohm & Haas                                          1,629,032
        20,621   Schering-Plough                                        629,353
         3,600   SurModics (1)                                          204,264
         7,000   United Therapeutics (1)                                479,080
        23,000   Valspar                                                575,690
        17,400   Westlake Chemical                                      426,996
        36,231   Wyeth                                                1,761,914
                                                                 --------------
                                                                     83,935,399
                 COMMUNICATIONS - 4.4%
        52,089   Alltel                                               3,706,132
       297,686   AT&T                                                12,440,298
        14,500   Brightpoint (1)                                        234,900
        30,796   CenturyTel                                           1,356,564
        68,729   Citizens Communications                                904,474
        38,151   Clear Channel Communications                         1,440,963
        41,470   Comcast Class A (1)                                    872,944
        29,759   Comcast Special Class A (1)                            621,070
        19,200   CTC Media (1)                                          481,728
        33,700   DIRECTV Group (1)                                      892,376
         9,756   EchoStar Communications
                    Class A (1)                                         477,654
        58,063   Sprint Nextel                                          992,877
        19,700   USA Mobility                                           308,108
       202,878   Verizon Communications                               9,346,589
        40,896   Viacom Class B (1)                                   1,688,596
                                                                 --------------
                                                                     35,765,273
                 DEPOSITORY INSTITUTIONS - 8.1%
       260,175   Bank of America                                     12,561,249
        61,924   Bank of New York Mellon                              3,024,987
        37,187   Capital One Financial                                2,439,095
       287,372   Citigroup                                           12,040,887
        33,788   Comerica                                             1,577,224
        36,357   Fifth Third Bancorp                                  1,137,247
        18,504   Huntington Bancshares                                  331,407
        42,782   IndyMac Bancorp                                        574,134
       207,163   JPMorgan Chase                                       9,736,661
        48,200   Keycorp                                              1,371,290
        32,436   National City                                          786,573


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      30

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

        11,946   Northern Trust                                         898,459
        20,600   Pacific Capital Bancorp                                427,038
        28,500   PNC Financial Services Group                         2,056,560
        36,618   Regions Financial                                      993,080
        21,300   SunTrust Banks                                       1,546,380
        53,100   TCF Financial                                        1,209,087
        52,164   U.S. Bancorp                                         1,729,758
        17,281   UnionBanCal                                            933,347
       127,576   Wachovia                                             5,834,051
       129,699   Wells Fargo                                          4,411,063
                                                                 --------------
                                                                     65,619,577
                 EATING & DRINKING PLACES - 0.9%
        25,244   Darden Restaurants                                   1,085,492
        76,710   McDonald's                                           4,579,587
        38,853   Yum! Brands                                          1,564,610
                                                                 --------------
                                                                      7,229,689
                 EDUCATIONAL SERVICES - 0.2%
        21,568   Apollo Group Class A (1)                             1,709,480
                                                                 --------------
                 ELECTRIC & OTHER ELECTRICAL EQUIPMENT - 8.2%
        23,360   Analog Devices                                         781,626
        31,200   Arris Group (1)                                        358,800
       269,287   Cisco Systems (1)                                    8,902,628
        17,600   Cypress Semiconductor (1)                              643,280
        32,100   Emcore (1)                                             346,359
        61,254   Emerson Electric                                     3,201,746
        11,800   Energizer Holdings (1)                               1,230,740
       540,027   General Electric                                    22,227,511
         3,400   Harman International Industries                        286,280
        37,904   Harris                                               2,295,466
       350,285   Intel                                                9,422,666
        10,500   Lincoln Electric Holdings                              758,625
        29,029   Linear Technology                                      958,538
        20,486   Maxim Integrated Products                              555,171
        32,531   Microchip Technology                                 1,079,053
       172,113   Motorola                                             3,234,003
        46,721   National Semiconductor                               1,174,566
       106,815   Qualcomm                                             4,564,205
        18,600   Smart Modular
                    Technologies WWH (1)                                164,424
       103,886   Texas Instruments                                    3,386,684
         9,882   Whirlpool                                              782,457
                                                                 --------------
                                                                     66,354,828
                 ELECTRIC, GAS & SANITARY SERVICES - 3.2%
        32,357   Alliant Energy                                       1,294,280
        35,866   American Electric Power                              1,729,100
        14,800   Black Hills                                            657,416
        46,303   Consolidated Edison                                  2,180,408
        38,465   DTE Energy                                           1,907,864
        29,500   Edison International                                 1,715,425
        42,702   Exelon                                               3,534,872
         1,700   Markwest Hydrocarbon                                   102,816
        33,200   Mirant (1)                                           1,406,352

    Shares                                                           Value $
--------------                                                   --------------

           981   NiSource                                                20,062
        13,100   PNM Resources                                          327,631
        39,410   Progress Energy                                      1,891,680
        24,600   Public Service Enterprise Group                      2,351,760
        28,622   Republic Services                                      978,586
        59,940   Southern                                             2,197,400
        60,500   TECO Energy                                          1,018,215
        61,990   Waste Management                                     2,255,816
                                                                 --------------
                                                                     25,569,683
                 ENGINEERING, ACCOUNTING & RESEARCH
                 MANAGEMENT - 0.6%
        37,600   Celgene (1)                                          2,481,600
        11,300   Lifecell (1)                                           497,878
        38,642   Paychex                                              1,614,463
                                                                 --------------
                                                                      4,593,941
                 FABRICATED METAL PRODUCTS - 0.9%
         9,758   Alliant Techsystems (1)                              1,077,185
        17,288   Ball                                                   857,139
        16,189   Commercial Metals                                      508,011
        23,000   Fortune Brands                                       1,926,710
        44,900   Illinois Tool Works                                  2,570,974
                                                                 --------------
                                                                      6,940,019
                 FOOD & KINDRED PRODUCTS - 4.8%
       133,665   Altria Group                                         9,748,189
        28,214   Anheuser-Busch                                       1,446,814
        15,873   Archer-Daniels-Midland                                 567,936
        44,700   Campbell Soup                                        1,653,006
       154,774   Coca-Cola                                            9,558,842
        19,100   Corn Products International                            812,514
        19,900   Flowers Foods                                          436,606
        10,444   Hormel Foods                                           380,997
         9,100   JM Smucker                                             486,213
        41,323   Kellogg                                              2,181,441
        31,580   Kraft Foods Class A                                  1,055,088
        22,174   Pepsi Bottling Group                                   955,256
        97,191   PepsiCo                                              7,164,921
        68,302   Sara Lee                                             1,129,715
        23,411   Wm. Wrigley Jr.                                      1,443,756
                                                                 --------------
                                                                     39,021,294
                 FOOD STORES - 0.5%
        86,600   Kroger                                               2,545,174
        71,964   Starbucks (1)                                        1,919,999
                                                                 --------------
                                                                      4,465,173
                 FURNITURE & FIXTURES - 0.2%
         3,200   Kinetic Concepts (1)                                   192,320
        18,900   Leggett & Platt                                        367,227
        40,443   Masco                                                  973,867
                                                                 --------------
                                                                      1,533,414
                 GENERAL MERCHANDISE STORES - 1.4%
        15,938   Costco Wholesale                                     1,071,990
        18,772   JC Penney                                            1,055,737


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      31

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

        60,620   TJX                                                  1,753,736
       161,389   Wal-Mart Stores                                      7,296,397
                                                                 --------------
                                                                     11,177,860
                 HEALTH SERVICES - 0.4%
         6,100   Amedisys (1)                                           258,945
         9,400   Amsurg (1)                                             248,630
        16,323   Coventry Health Care (1)                               984,440
        25,600   Express Scripts (1)                                  1,615,360
         6,200   Nighthawk Radiology Holdings (1)                       145,948
                                                                 --------------
                                                                      3,253,323
                 HOLDING & OTHER
                 INVESTMENT OFFICES - 1.1%
            17   Berkshire Hathaway Class A (1)                       2,252,500
         9,629   Boston Properties REIT                               1,043,206
         6,200   Colonial Properties Trust REIT                         194,246
         9,200   Gramercy Capital REIT                                  242,604
        51,500   Host Hotels & Resorts REIT                           1,141,240
        17,700   iStar Financial REIT                                   540,027
        23,424   Kimco Realty REIT                                      972,565
         7,400   Ramco-Gershenson
                    Properties REIT                                     211,714
        15,904   Simon Property Group REIT                            1,655,765
         5,122   Vornado Realty Trust REIT                              572,230
                                                                 --------------
                                                                      8,826,097
                 HOME FURNITURE, FURNISHINGS
                 & EQUIPMENT STORES - 0.1%
        10,865   Best Buy                                               527,170
                                                                 --------------
                 HOTELS, ROOMING HOUSES,
                 CAMPS & OTHER LODGING - 0.3%
        22,900   Marriott International Class A                         941,419
         7,500   Wynn Resorts (1)                                     1,210,725
                                                                 --------------
                                                                      2,152,144
                 INDUSTRIAL & COMMERCIAL MACHINERY/
                 COMPUTER EQUIPMENT - 6.8%
        48,535   3M                                                   4,191,483
        20,663   American Standard                                      770,110
        37,087   Apple (1)                                            7,044,676
       152,037   Applied Materials                                    2,952,558
        46,483   Caterpillar                                          3,468,097
        14,456   Cummins                                              1,734,142
         7,500   Cymer (1)                                              318,750
        19,097   Deere                                                2,958,125
       117,380   Dell (1)                                             3,591,828
        17,816   Eaton                                                1,649,405
        37,375   EMC (1)                                                948,951
       162,926   Hewlett-Packard                                      8,420,016
        89,916   International Business Machines                     10,441,046
        29,400   Lam Research (1)                                     1,475,880
        12,077   Lexmark International Class A (1)                      507,113
         3,000   Lufkin Industries                                      178,380
        25,320   Smith International                                  1,672,386

    Shares                                                           Value $
--------------                                                   --------------

        16,800   Stanley Works                                          966,840
        37,800   Teradata (1)                                         1,078,434
        41,639   Western Digital (1)                                  1,079,283
                                                                 --------------
                                                                     55,447,503
                 INSURANCE AGENTS, BROKERS
                 & SERVICE - 0.3%
        26,900   Hartford Financial Services Group                    2,610,107
                                                                 --------------
                 INSURANCE CARRIERS - 4.0%
        47,300   Aetna                                                2,656,841
        34,700   Aflac                                                2,178,466
        29,649   Allstate                                             1,553,607
         6,417   American Financial Group                               191,868
       127,523   American International Group                         8,049,252
        40,600   Chubb                                                2,166,010
        10,000   CNA Financial                                          396,300
        15,529   HCC Insurance Holdings                                 464,162
        24,423   Humana (1)                                           1,830,504
         4,400   Lincoln National                                       274,428
        17,094   MetLife                                              1,176,922
        18,397   MGIC Investment                                        356,166
         9,494   Nationwide Financial
                    Services Class A                                    509,353
        11,000   Odyssey Re Holdings                                    408,980
        37,700   PMI Group                                              604,331
         6,600   Prudential Financial                                   638,352
        10,720   Selective Insurance Group                              260,603
         4,700   Transatlantic Holdings                                 350,291
        44,119   Travelers                                            2,303,453
        79,012   UnitedHealth Group                                   3,883,440
         4,000   WellCare Health Plans (1)                               96,760
        10,948   WellPoint (1)                                          867,410
        31,985   WR Berkley                                             962,429
                                                                 --------------
                                                                     32,179,928
                 MEASURING, ANALYZING &
                 CONTROLLING INSTRUMENTS - 2.3%
         9,300   Alcon                                                1,415,553
        39,689   Baxter International                                 2,381,737
        21,512   Becton Dickinson                                     1,795,392
         2,300   Intuitive Surgical (1)                                 751,801
         2,400   Kyphon (1)                                             170,112
        64,857   Medtronic                                            3,076,816
         9,800   MTS Systems                                            436,002
         9,600   Rockwell Automation                                    661,248
         7,911   Rockwell Collins                                       591,822
        44,639   St. Jude Medical (1)                                 1,818,146
        28,300   Stryker (1)                                          2,009,300
        12,597   Thermo Fisher Scientific (1)                           740,830
         9,800   Waters (1)                                             754,404
        47,423   Xerox (1)                                              827,057
        18,053   Zimmer Holdings (1)                                  1,254,503
                                                                 --------------
                                                                     18,684,723


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      32

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

                 METAL MINING - 0.8%
        18,092   Freeport-McMoRan
                    Copper & Gold                                     2,129,066
        34,951   Newmont Mining                                       1,777,608
        15,888   Southern Copper                                      2,219,554
                                                                 --------------
                                                                      6,126,228
                 MISCELLANEOUS MANUFACTURING - 0.1%
        22,174   Tyco International                                     912,904
                                                                 --------------
                 MISCELLANEOUS RETAIL - 1.3%
        16,572   Amazon.com (1)                                       1,477,394
        12,331   Big 5 Sporting Goods                                   220,108
       123,706   CVS Caremark                                         5,167,200
        19,700   Dick's Sporting Goods (1)                              657,389
        34,786   Office Depot (1)                                       652,586
        26,237   PetSmart                                               785,798
         5,300   Suburban Propane Partners LP                           255,195
        43,259   Walgreen                                             1,715,219
                                                                 --------------
                                                                     10,930,889
                 MOTION PICTURES - 0.9%
        30,030   News Corp. Class A                                     650,750
       234,697   Time Warner                                          4,285,567
        67,440   Walt Disney                                          2,335,447
                                                                 --------------
                                                                      7,271,764
                 MOTOR FREIGHT TRANSPORTATION
                 & WAREHOUSING - 0.6%
        10,737   JB Hunt Transport Services                             297,630
        63,504   United Parcel Service Class B                        4,769,150
                                                                 --------------
                                                                      5,066,780
                 NON-DEPOSITORY CREDIT
                 INSTITUTIONS - 1.5%
        17,452   American Capital Strategies                            757,591
        78,530   American Express                                     4,786,404
        24,400   AmeriCredit (1)                                        344,284
        29,802   CIT Group                                            1,050,222
        38,027   Discover Financial Services (1)                        733,921
        71,797   Fannie Mae                                           4,095,301
        18,300   KKR Financial Holdings LLC                             285,663
                                                                 --------------
                                                                     12,053,386
                 OIL & GAS EXTRACTION - 2.8%
        30,267   Anadarko Petroleum                                   1,786,358
        11,300   Apache                                               1,173,053
        56,586   BJ Services                                          1,425,401
        13,400   Brigham Exploration (1)                                 98,758
        14,400   Complete Production Services (1)                       286,560
        27,004   Devon Energy                                         2,522,174
        13,200   Diamond Offshore Drilling                            1,494,636
        22,000   ENSCO International                                  1,220,780
         7,800   GlobalSantaFe                                          632,034
         2,502   Halliburton                                             98,629
         6,300   Hercules Offshore (1)                                  170,352

    Shares                                                           Value $
--------------                                                   --------------

        13,800   Newfield Exploration (1)                               742,992
        14,311   Noble Energy                                         1,095,364
        18,505   Occidental Petroleum                                 1,277,770
        19,064   Patterson-UTI Energy                                   380,136
        21,900   Petroquest Energy (1)                                  282,510
        46,169   Schlumberger                                         4,458,540
         7,400   Superior Well Services (1)                             150,960
        27,181   Weatherford International (1)                        1,764,319
        25,000   XTO Energy                                           1,659,500
                                                                 --------------
                                                                     22,720,826
                 PETROLEUM REFINING - 7.0%
       133,721   Chevron                                             12,236,809
       106,353   ConocoPhillips                                       9,035,751
       302,004   Exxon Mobil                                         27,781,348
        34,738   Hess                                                 2,487,588
        55,819   Marathon Oil                                         3,300,577
        13,800   Tesoro                                                 835,314
        19,784   Valero Energy                                        1,393,387
                                                                 --------------
                                                                     57,070,774
                 PIPELINES, EXCEPT NATURAL GAS - 0.0%
         5,100   TEPPCO Partners LP                                     205,326
                                                                 --------------
                 PRIMARY METAL INDUSTRIES - 0.9%
       143,691   Corning                                              3,487,381
         9,982   Mueller Industries                                     358,953
        16,365   Nucor                                                1,014,957
        23,200   United States Steel                                  2,503,280
                                                                 --------------
                                                                      7,364,571
                 PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES - 0.4%
        10,584   EW Scripps Class A                                     476,386
        26,444   Gannett                                              1,121,490
        12,130   Idearc                                                 327,267
        14,197   McGraw-Hill                                            710,418
        14,896   Tribune                                                450,753
                                                                 --------------
                                                                      3,086,314
                 RAILROAD TRANSPORTATION - 0.1%
        12,616   Burlington Northern Santa Fe                         1,099,484
                                                                 --------------
                 REAL ESTATE - 0.0%
        13,813   CB Richard Ellis Group
                    Class A (1)                                         336,761
                                                                 --------------
                 RUBBER & PLASTIC - 0.0%
         7,000   Tupperware Brands                                      252,700
                                                                 --------------
                 SECURITY & COMMODITY BROKER,
                 DEALERS EXCHANGES & SERVICES - 2.3%
        86,300   E*Trade Financial (1)                                  961,382
        12,400   Evercore Partners Class A                              321,532
        17,100   Franklin Resources                                   2,217,528
         9,876   Goldman Sachs Group                                  2,448,458
        43,460   Lehman Brothers Holdings                             2,752,756


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      33

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

        46,575   Merrill Lynch                                        3,074,882
        74,454   Morgan Stanley                                       5,007,776
         9,170   Nuveen Investments Class A                             594,216
        17,509   T Rowe Price Group                                   1,124,778
                                                                 --------------
                                                                     18,503,308
                 TRANSPORTATION BY AIR - 0.0%
        10,200   Republic Airways Holdings (1)                          217,158
                                                                 --------------
                 TRANSPORTATION EQUIPMENT - 3.0%
        53,569   Boeing                                               5,281,368
         2,700   General Dynamics                                       245,592
        24,742   Goodrich                                             1,723,528
        28,314   Harley-Davidson                                      1,458,171
        56,360   Honeywell International                              3,404,708
        34,201   Lockheed Martin                                      3,763,478
        39,918   Paccar                                               2,217,844
        15,400   Tenneco (1)                                            471,394
        70,177   United Technologies                                  5,374,856
                                                                 --------------
                                                                     23,940,939
                 WATER TRANSPORTATION - 0.1%
        16,700   Tidewater                                              912,989
                                                                 --------------
                 WHOLESALE TRADE NON-DURABLE
                 GOODS - 1.4%
        34,029   AmerisourceBergen                                    1,603,106
        27,800   Cardinal Health                                      1,891,234
        17,500   Endo Pharmaceuticals Holdings (1)                      512,750
        21,800   Medco Health Solutions (1)                           2,057,484
        45,088   Nike Class B                                         2,987,531
        70,234   Sysco                                                2,408,324
                                                                 --------------
                                                                     11,460,429
                 WHOLESALE TRADE-DURABLE
                 GOODS - 0.3%
         6,982   Anixter International (1)                              501,657
        19,266   Arrow Electronics (1)                                  770,255
        20,092   Avnet (1)                                              838,238
                                                                 --------------
                                                                      2,110,150
                                                                 --------------
                 Total United States                                730,825,234
                                                                 --------------
                 TOTAL COMMON STOCK
                    (Cost $692,325,166)                             807,731,769
                                                                 --------------

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 SHORT-TERM
                 INVESTMENT - 0.4%
     3,009,479   JPMorgan Chase Bank, N.A.
                    Time Deposit (Nassau), 4.44%                      3,009,479
                                                                 --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $3,009,479)                                 3,009,479
                                                                 --------------
                 TOTAL INVESTMENTS - 100.1%
                    (Cost $695,334,645)                             810,741,248
                                                                 --------------
                 OTHER ASSETS LESS
                    LIABILITIES - (0.1)%                               (610,885)
                                                                 --------------
                 NET ASSETS - 100.0%                             $  810,130,363
                                                                 ==============

(1)   Denotes non-income producing security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $185,961, representing less than 0.1% of the net assets of the Fund.

(3) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $185,961 representing less than 0.1% of the net assets of the Fund. Security is fair valued. (See Note 2 in Notes to Financial Statements.)

LLC -- Limited Liability Company
LP -- Limited Partnership
REIT -- Real Estate Investment Trust


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      34

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

                 COMMON STOCK - 98.1%
                 AUSTRALIA - 6.6%
        16,687   Abacus Property Group (3)                               30,212
         8,802   Amcor (3)                                               57,778
         6,337   Aspen Group (3)                                         15,895
         3,670   Ausdrill (2)                                             8,662
         4,841   BlueScope Steel (3)                                     48,269
         4,387   Boral (3)                                               27,870
        10,757   Centro Retail Group (3)                                 16,124
         1,973   City Pacific (3)                                         7,152
        19,599   Commonwealth Property
                    Office Fund (3)                                      28,996
         1,424   Crane Group (3)                                         22,435
         8,624   CSR (3)                                                 27,517
        21,909   DB RREEF Trust (3)                                      42,904
        16,376   Futuris (3)                                             32,530
         4,139   Goodman Fielder (3)                                      8,148
         5,918   Hastings Diversified
                    Utilities Fund (3)                                   19,097
        16,510   ING Industrial Fund (3)                                 43,251
        19,042   ING Office Fund (3)                                     32,097
           335   Macquarie Airports
                    Management (3)                                        1,376
        14,837   Macquarie CountryWide Trust (3)                         27,928
        14,897   Macquarie DDR Trust (3)                                 16,368
        21,040   Macquarie Office Trust (3)                              32,272
         2,959   McPherson's (3)                                          9,172
         3,790   Minara Resources (3)                                    23,326
         4,452   Mirvac Real Estate
                    Investment Trust (3)                                  5,903
         3,901   OneSteel (3)                                            25,198
        11,656   Pacific Brands (3)                                      37,687
         1,841   Port Bouvard (3)                                         3,893
         7,963   Qantas Airways (3)                                      44,024
         6,832   Ridley (3)                                               7,270
        10,664   Rubicon America Trust (3)                                9,351
         3,828   Santos (3)                                              50,510
           992   Spotless Group (3)                                       4,152
           123   Stockland (3)                                            1,033
             2   Stockland (1)                                               17
        14,080   Telstra (3)                                             61,604
         7,449   Tishman Speyer Office Fund (3)                          15,231
         2,681   Westfield Group (3)                                     54,800
         2,306   Zinifex (3)                                             36,482
                                                                 --------------
                                                                        936,534
                 AUSTRIA - 0.9%
           159   Agrana Beteiligungs (3)                                 16,625
           587   OMV (3)                                                 44,079
         2,101   Telekom Austria (3)                                     60,504
                                                                 --------------
                                                                        121,208
                 BELGIUM - 3.5%
             3   Banque Nationale de Belgique (3)                        14,438
            98   Befimmo REIT (3)                                        10,686

    Shares                                                           Value $
--------------                                                   --------------

           121   Bekaert (3)                                             16,704
         1,441   Belgacom (3)                                            69,062
            70   Cofinimmo REIT (3)                                      13,164
           656   Cumerio (3)                                             27,797
           545   Delhaize Group (3)                                      51,973
         1,843   Dexia (3)                                               59,345
         1,113   Euronav (3)                                             33,149
           627   Fortis (1) (3)                                          20,139
           378   Gimv (3)                                                26,273
           136   Intervest Offices REIT (3)                               5,272
           298   KBC Groep (3)                                           41,889
           683   Mobistar (3)                                            61,881
           205   Solvay (3)                                              31,218
            66   Wereldhave Belgium REIT (3)                              5,490
                                                                 --------------
                                                                        488,480
                 BERMUDA - 0.1%
         1,355   Catlin Group (3)                                        14,173
                                                                 --------------
                 BRAZIL - 1.1%
           600   Banco Nossa Caixa                                       10,673
           500   Brasil Telecom Participacoes ADR                        37,195
           500   Cia de Saneamento Basico do
                    Estado de Sao Paulo ADR                              26,010
           800   CPFL Energia                                            17,632
         1,200   Gerdau ADR                                              37,320
         1,400   Tele Norte Leste
                    Participacoes ADR                                    30,520
                                                                 --------------
                                                                        159,350
                 BRITISH VIRGIN ISLANDS - 0.0%
         5,357   Livermore Investments Group                              4,148
                                                                 --------------
                 CANADA - 5.8%
         3,400   Amerigo Resources                                        9,908
           400   Atco Class I                                            26,915
           981   Baytex Energy Trust                                     21,013
         1,600   BCE                                                     69,938
         1,600   Bell Aliant Regional
                    Communications                                       53,610
           800   Biovail                                                 16,081
           800   Cinram International Income Fund                        11,105
         1,100   Emera                                                   23,872
           900   Empire Class A                                          52,549
           532   Enerplus Resources Fund                                 25,738
           500   Fording Canadian Coal Trust                             18,343
         1,442   GAZ Metro LP                                            24,448
         2,040   Gerdau Ameristeel                                       27,662
         1,000   InnVest REIT                                            12,599
           600   Laurentian Bank of Canada                               27,784
           300   Magna International Class A                             28,490
           600   Manitoba Telecom Services                               29,882
         1,700   Methanex                                                51,971
         1,000   Mullen Group Income Fund                                19,074
         3,000   Norbord                                                 25,432
           800   Northbridge Financial                                   31,366


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      35

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

           800   Phoenix Technology Income Fund                           6,782
         1,000   Power Corp. of Canada                                   42,937
           400   Precision Drilling Trust                                 7,299
         1,400   Provident Energy Trust                                  18,529
           600   Quebecor World                                           5,849
         1,100   Rothmans                                                28,768
         2,200   Superior Plus Income Fund                               29,001
         1,600   Total Energy Services Trust                             11,343
         1,400   TransForce Income Fund                                  15,681
           700   Vicwest Income Fund                                      7,826
           300   West Fraser Timber                                      10,205
         2,200   Yellow Pages Income Fund                                33,337
                                                                 --------------
                                                                        825,337
                 CHILE - 0.1%
           200   Administradora de Fondos
                    de Pensiones Provida ADR (1)                          7,940
                                                                 --------------
                 CHINA - 0.6%
        26,000   China Petroleum & Chemical
                    Class H (3)                                          41,399
        34,000   China Telecom Class H (3)                               29,399
         7,000   People's Food Holdings (1) (3)                           6,389
         4,500   Weiqiao Textile Class H (3)                              8,479
                                                                 --------------
                                                                         85,666
                 DENMARK - 0.5%
         1,050   D/S Torm (1) (3)                                        44,130
           300   TrygVesta (3)                                           23,911
                                                                 --------------
                                                                         68,041
                 FINLAND - 2.0%
           630   Elcoteq (3)                                              4,109
         1,430   Huhtamaki (3)                                           20,523
           400   Kesko B Shares (3)                                      24,029
         1,514   Neste Oil (3)                                           54,565
         1,807   Outokumpu (3)                                           67,810
         1,242   PKC Group (3)                                           19,124
           600   Rautaruukki (3)                                         34,582
         2,248   Stora Enso R Shares (3)                                 41,472
           905   UPM-Kymmene (3)                                         20,332
                                                                 --------------
                                                                        286,546
                 FRANCE - 7.9%
         1,300   Air France-KLM (3)                                      49,613
         1,241   AXA (3)                                                 55,747
           572   BNP Paribas (3)                                         63,403
           440   Bongrain (3)                                            51,769
           684   Bouygues (3)                                            66,021
           535   Casino Guichard-Perrachon (3)                           59,913
           462   CNP Assurances (3)                                      59,037
           138   Compagnie Plastic-Omnium (3)                             8,953
         1,393   Credit Agricole (3)                                     55,195
           201   Esso Ste Anonyme Francaise (3)                          64,750
           946   Etablissements Maurel et Prom (3)                       21,000
         1,617   France Telecom (3)                                      59,804

    Shares                                                           Value $
--------------                                                   --------------

         2,487   Natixis (3)                                             55,308
           463   Nexity (3)                                              30,912
           479   Peugeot (3)                                             44,651
           254   Pierre & Vacances (3)                                   33,413
           478   Rallye (3)                                              36,740
           403   Renault (3)                                             68,074
           318   Societe Generale (3)                                    53,729
           169   Ste Industrielle d'Aviation
                    Latecoere (3)                                         5,247
           781   TOTAL (3)                                               63,031
           949   Valeo (3)                                               52,252
         1,387   Vivendi (3)                                             62,685
                                                                 --------------
                                                                      1,121,247
                 GERMANY - 6.3%
            48   Allianz (3)                                             10,823
           187   Allianz (1) (3)                                         42,113
           220   AMB Generali Holding (3)                                34,503
           420   BASF (3)                                                58,150
           765   Bayerische Motoren Werke (3)                            51,201
           525   DaimlerChrysler (3)                                     57,443
           440   Deutsche Bank (1) (3)                                   58,510
         2,001   Deutsche Lufthansa (3)                                  59,083
         1,794   Deutsche Post (3)                                       54,369
         2,929   Deutsche Telekom (3)                                    60,140
           277   E.ON (3)                                                54,160
           926   Hannover Rueckversicherung (3)                          48,884
           906   IKB Deutsche Industriebank (3)                          18,860
           455   Indus Holding (3)                                       16,999
           285   Koenig & Bauer (3)                                       9,959
           848   Leoni (3)                                               53,791
           269   Muenchener Rueckversicherungs (3)                       51,643
           573   Norddeutsche Affinerie (3)                              23,841
           478   RWE (3)                                                 65,307
           125   Schlott Gruppe (3)                                       3,565
           256   Sixt (3)                                                13,790
           691   ThyssenKrupp (3)                                        46,030
                                                                 --------------
                                                                        893,164
                 GREECE - 0.2%
         1,320   Heracles General Cement (3)                             33,924
                                                                 --------------
                 GUERNSEY - 0.1%
         5,219   ISIS Property Trust 2 (3)                               11,081
                                                                 --------------
                 HONG KONG - 1.5%
        14,000   CCT Telecom Holdings (3)                                 2,485
        36,822   Champion Technology Holdings (3)                         8,193
         7,500   CLP Holdings (3)                                        50,687
         2,000   Guoco Group (3)                                         30,794
         7,000   HongKong Electric Holdings (3)                          35,989
        12,000   Hung Hing Printing Group (3)                             6,186
        22,000   Lerado Group Holdings (3)                                1,826
         3,000   Orient Overseas International (3)                       30,972
         2,781   Prosperity Minerals Holdings (3)                         9,984
        18,000   Public Financial Holdings (3)                           11,753


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      36

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

        24,000   Silver Grant International (3)                           5,250
        16,000   Sinolink Worldwide Holdings (3)                          5,436
        14,000   TPV Technology (3)                                       9,428
         5,000   Varitronix International (3)                             3,745
                                                                 --------------
                                                                        212,728
                 HUNGARY - 0.0%
            38   MOL Hungarian Oil & Gas (3)                              5,889
                                                                 --------------
                 INDIA - 0.1%
           800   Mahanagar Telephone
                    Nigam ADR (1)                                         7,360
                                                                 --------------
                 IRELAND - 0.5%
           753   FBD Holdings (3)                                        27,041
         1,959   Irish Life & Permanent (3)                              44,530
                                                                 --------------
                                                                         71,571
                 ISRAEL - 0.8%
         3,959   Bank Hapoalim (3)                                       21,929
         4,582   Bank Leumi Le-Israel (3)                                22,060
         5,521   Bezeq Israeli Telecommunication (3)                      9,839
           573   Blue Square-Israel (1) (3)                               7,862
            46   Delek Group (3)                                         11,346
           265   Discount Investment (3)                                  8,293
           232   IDB Development (3)                                      9,292
           133   IDB Holding (1) (3)                                      4,642
         5,619   Migdal Insurance &
                    Financial Holdings (3)                               10,664
           743   Partner Communications (3)                              14,105
                                                                 --------------
                                                                        120,032
                 ITALY - 5.9%
         7,695   AEM (3)                                                 32,458
         2,604   Alleanza Assicurazioni (3)                              35,302
         3,453   Banca Popolare di Milano (1) (3)                        54,408
           291   Banco di Sardegna (3)                                    7,861
         1,371   Banco Popolare                                          32,911
         2,182   Caltagirone (1) (3)                                     23,250
         8,978   Cofide (3)                                              16,476
         5,057   Cremonini (3)                                           15,539
         5,016   Enel (1) (3)                                            60,150
         1,705   ENI (3)                                                 62,262
         1,189   ERG (3)                                                 24,621
         1,754   Ergo Previdenza (3)                                     10,347
         1,078   Fondiaria (3)                                           52,494
         7,679   Intesa Sanpaolo (1) (3)                                 60,925
           204   Italmobiliare (3)                                       25,127
         3,269   KME Group (1) (3)                                        9,218
         1,746   Milano Assicurazioni (3)                                14,596
         3,113   Navigazione Montanari (3)                               15,790
           171   Pirelli & C Real Estate (3)                              8,479
         6,859   Premuda (3)                                             17,278
         3,710   Snam Rete Gas (3)                                       24,021
        21,228   Telecom Italia (3)                                      66,527
        15,045   Terna Rete Elettrica Nazionale (3)                      58,978

    Shares                                                           Value $
--------------                                                   --------------

         1,861   Unione di Banche Italiane (3)                           51,888
        13,810   Unipol (3)                                              51,910
                                                                 --------------
                                                                        832,816
                 JAPAN - 13.0%
         3,500   Aeon Credit Service (3)                                 53,857
         3,000   Arnest One (3)                                          17,025
            14   Asset Managers (3)                                      23,892
           800   Chugoku Electric Power (3)                              15,757
         2,000   Daihatsu Motor (3)                                      21,363
         8,000   Daikyo (1) (3)                                          27,517
         4,000   Dainippon Screen
                    Manufacturing (1) (3)                                23,787
         1,000   Daio Paper (3)                                           8,311
         1,000   Denki Kogyo (3)                                          7,074
         1,900   Duskin (3)                                              32,190
            44   Dynacity (3)                                             2,546
         9,000   Fuji Heavy Industries (3)                               46,788
         4,000   Fujitsu (3)                                             31,414
           500   Fuyo General Lease (3)                                  16,566
         2,000   Godo Steel (3)                                           6,955
             2   Grandy House (3)                                           709
           360   Gulliver International (3)                              20,574
           600   Hakuto (3)                                               8,233
         2,000   Hanwa (3)                                               10,223
           800   Hitachi Capital (3)                                     10,633
         2,000   Hodogaya Chemical (3)                                    6,010
         1,000   Hokkaido Electric Power (3)                             21,584
         4,000   Hokkaido Gas (3)                                        10,318
           900   Honda Motor (3)                                         33,709
         4,000   Ichiken (3)                                             10,419
           900   Japan Electronic Materials (3)                           9,927
         1,200   Japan Medical Dynamic
                    Marketing (3)                                         3,989
         1,000   Joshin Denki (3)                                         7,137
           600   Kaga Electronics (3)                                     8,814
         1,700   Kansai Electric Power (3)                               38,292
         2,000   Kasai Kogyo (3)                                          6,278
           700   Kojima (3)                                               4,245
           200   Kyoshin Technosonic (3)                                  1,502
         1,600   Kyushu Electric Power (3)                               39,020
           300   Mitsubishi UFJ Lease & Finance (3)                      10,395
         5,000   Mitsui Trust Holdings (3)                               40,016
           600   Muto Seiko (3)                                           5,271
         1,100   NAC (3)                                                 10,699
         3,000   Nakayama Steel Works (3)                                 7,230
           700   NEC Leasing (3)                                         12,376
         1,000   Nippon Denwa Shisetsu (3)                                3,234
         3,000   Nippon Formula Feed
                    Manufacturing (3)                                     4,825
         3,000   Nippon Light Metal (3)                                   6,191
         6,000   Nippon Mining Holdings (3)                              56,762
            15   Nippon Paper Group (3)                                  44,923
            12   Nippon Telegraph & Telephone (3)                        54,932


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      37

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

         2,000   Nipro (3)                                               38,167
         5,000   Nissan Motor (3)                                        57,376
         2,000   Nissan Shatai (3)                                       16,117
         6,000   Nissin Sugar Manufacturing (1) (3)                      12,089
           700   Nittan Valve                                             4,612
            39   NTT DoCoMo (3)                                          56,753
        11,000   Obayashi (3)                                            55,443
             2   Okinawa Cellular Telephone (3)                           5,859
         1,000   Oriental Yeast (3)                                       5,343
         2,000   Pacific Industrial (3)                                  10,113
           500   Poplar (3)                                               3,361
            29   Resona Holdings (3)                                     51,977
           500   Ricoh Leasing (3)                                       11,682
         3,000   San-Ai Oil (3)                                          12,875
         2,000   Sanden (3)                                              12,023
         1,200   Sanoh Industrial (3)                                     9,950
         1,900   Sega Sammy Holdings (3)                                 26,239
           600   Shinhokoku Steel (3)                                     3,458
         3,400   Showa Shell Sekiyu (3)                                  40,039
         6,000   Sumikin Bussan (3)                                      25,411
             8   Tact Home (3)                                            4,522
         4,000   Taihei Kogyo (3)                                        20,798
         1,100   Taiho Kogyo (3)                                         16,493
        13,000   Taisei (3)                                              39,121
           660   Takefuji (3)                                            16,892
         4,000   Takisawa Machine Tool (3)                                7,672
         2,000   Tayca (3)                                                5,928
         2,000   TBK (3)                                                  8,640
         2,000   Tobu Store (3)                                           6,815
         1,100   Tohoku Electric Power (3)                               23,249
         2,000   Tokai (3)                                                7,819
         1,000   Tokai Lease (3)                                          1,703
         5,000   Tokai Tokyo Securities (3)                              26,948
         1,700   Tokyo Electric Power (3)                                43,147
         7,000   Tokyo Gas (3)                                           31,214
         4,000   Tomoku (3)                                               8,409
         5,000   Tonichi Carlife Group (1)                                7,023
         5,000   Toppan Printing (3)                                     48,792
         3,000   Toshiba TEC (3)                                         19,236
         3,000   Tosho Printing (3)                                       7,733
         4,500   Towa Real Estate
                    Development (1) (3)                                  11,743
         6,000   Toyo Ink Manufacturing (3)                              20,491
         1,700   Toyota Auto Body (3)                                    27,470
           400   Toyota Motor (3)                                        22,903
         1,700   Unipres (3)                                             13,762
         2,000   UNY (3)                                                 17,344
           200   USC (3)                                                  2,749
         1,000   Yachiyo Industry (3)                                    12,840
         1,800   Yamaha Motor (3)                                        51,411
           300   Yorozu (3)                                               4,237
                                                                 --------------
                                                                      1,839,503

    Shares                                                           Value $
--------------                                                   --------------

                 LIECHTENSTEIN - 0.2%
           225   Liechtenstein Landesbank (3)                            21,631
                                                                 --------------
                 MALAYSIA - 0.5%
         4,300   Hong Leong Financial Group (3)                           7,737
         9,700   Padiberas Nasional (1) (3)                               6,283
         6,200   Petronas Dagangan (3)                                   16,600
         4,000   Shell Refining (3)                                      13,850
         2,000   Telekom Malaysia (1) (3)                                 6,147
        14,000   Titan Chemicals (3)                                      6,583
        14,500   YTL Power International (1) (3)                         10,477
                                                                 --------------
                                                                         67,677
                 MEXICO - 0.1%
         1,600   Alfa Class A                                            10,815
         2,500   Grupo Continental (1)                                    5,868
                                                                 --------------
                                                                         16,683
                 NETHERLANDS - 4.7%
         2,705   Aegon (3)                                               56,081
         1,247   Corporate Express (3)                                   13,961
           863   Grontmij (3)                                            40,535
         1,122   Heineken Holding (3)                                    66,568
         1,496   Imtech (1) (3)                                          46,426
         1,161   ING Groep (3)                                           52,482
           253   KAS Bank (3)                                             9,548
           447   Koninklijke (3)                                         25,393
           461   Nieuwe Steen
                    Investments Funds (3)                                12,994
         2,430   OCE (3)                                                 48,961
         1,363   Royal Dutch Shell A Shares (3)                          59,770
         1,419   Royal Dutch Shell B Shares (3)                          61,899
         3,333   Royal KPN (3)                                           62,938
         2,249   SNS Reaal (3)                                           54,075
         2,302   Trader Classified Media Class A                            434
           446   Vastned Offices/Industrial (3)                          15,830
           235   Vastned Retail REIT (3)                                 20,227
           105   Wereldhave (3)                                          12,544
                                                                 --------------
                                                                        660,666
                 NEW ZEALAND - 0.4%
         4,151   Air New Zealand (3)                                      6,818
         2,955   Fisher & Paykel Appliances
                    Holdings (3)                                          8,024
         1,497   Fletcher Building (3)                                   13,747
         7,801   ING Property Trust (3)                                   6,806
         1,780   Steel & Tube Holdings (3)                                6,051
         2,607   Telecom Corp. of New Zealand (3)                         8,753
                                                                 --------------
                                                                         50,199
                 NORWAY - 3.1%
         9,000   ABG Sundal Collier (3)                                  25,057
           480   Aker A Shares (3)                                       34,786
         1,000   Aker Yards (3)                                          16,649
         1,900   BW Gas (3)                                              25,847


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      38

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

           800   Cermaq (3)                                              12,328
         1,900   DnB NOR (3)                                             31,509
         1,200   Frontline (3)                                           54,307
           900   Leroy Seafood Group (3)                                 19,175
         1,400   Norsk Hydro (3)                                         20,597
         2,000   Norske Skogindustrier (3)                               22,142
         1,100   Sparebanken Midt-Norge (3)                              15,784
           250   Sparebanken Nord-Norge (3)                               6,509
         1,067   Sparebanken Rogaland (3)                                13,749
         1,907   Statoil (3)                                             65,011
         3,100   Telenor (3)                                             73,043
                                                                 --------------
                                                                        436,493
                 PHILIPPINES - 0.3%
         5,000   First Gen (3)                                            7,005
           400   Globe Telecom (3)                                       15,804
           200   Philippine Long Distance
                    Telephone ADR                                        13,720
        24,400   Universal Robina (3)                                     8,408
                                                                 --------------
                                                                         44,937
                 POLAND - 0.4%
           280   KGHM Polska Miedz (3)                                   15,288
         4,052   Telekomunikacja Polska (3)                              38,420
                                                                 --------------
                                                                         53,708
                 PORTUGAL - 0.6%
         3,931   Portugal Telecom (1) (3)                                52,773
           554   PT Multimedia Servicos de
                    Telecomunicacoes (1) (3)                              7,542
         1,886   Semapa-Sociedade de
                 Investimento e Gestao (3)                               30,756
                                                                 --------------
                                                                         91,071
                 RUSSIA - 0.1%
            48   LUKOIL ADR                                               4,344
           200   Vimpel-Communications ADR (1)                            6,614
                                                                 --------------
                                                                         10,958
                 SINGAPORE - 1.1%
        17,000   Beyonics Technology (1) (3)                              5,170
         8,000   HTL International Holdings (3)                           4,366
         1,000   Jardine Cycle & Carriage (3)                            14,664
         6,000   Jurong Technologies
                    Industrial (1) (3)                                    2,904
         8,000   Kim Eng Holdings (1) (3)                                12,825
        16,800   MobileOne (1) (3)                                       24,476
         3,733   Singapore Airlines (3)                                  50,969
         6,000   Singapore Petroleum (3)                                 34,271
                                                                 --------------
                                                                        149,645
                 SOUTH AFRICA - 1.1%
         3,056   African Bank Investments (3)                            17,176
           481   Astral Foods (1) (3)                                     9,878
         1,003   JD Group (3)                                             9,672
         1,227   Liberty Group (1) (3)                                   18,123

    Shares                                                           Value $
--------------                                                   --------------

           449   Liberty Holdings (1) (3)                                16,746
         6,245   Metropolitan Holdings (3)                               15,390
         4,750   Nampak (3)                                              15,958
           219   Nedbank Group (3)                                        4,852
         5,751   Pick'n Pay Holdings (1) (3)                             13,748
         1,129   Telkom (3)                                              31,042
                                                                 --------------
                                                                        152,585
                 SOUTH KOREA - 2.5%
           160   Cambridge Members (3)                                    5,162
           310   GS Holdings (3)                                         22,263
           121   GS Home Shopping (3)                                    10,325
           190   Hyundai Motor (3)                                       15,105
           160   INTOPS (3)                                               6,568
           810   Korea Electric Power (3)                                35,823
           450   Korea Gas (3)                                           33,698
         1,200   KT ADR                                                  28,224
           790   KT Freetel (3)                                          29,128
           122   LG (3)                                                  11,169
           650   LG Dacom                                                21,125
            72   LS Cable (3)                                            11,127
           210   Pusan City Gas (3)                                       6,256
           250   S-Oil (3)                                               22,716
           220   SK Energy (1)                                           50,583
         1,200   SK Telecom ADR                                          36,972
           580   SL (3)                                                   5,436
         1,020   Tae Kyung Industrial (3)                                 5,306
                                                                 --------------
                                                                        356,986
                 SPAIN - 1.3%
         1,900   Banco Santander
                    Central Hispano (3)                                  41,557
         4,100   Mapfre (3)                                              19,341
         1,567   Repsol (1) (3)                                          61,915
         1,982   Telefonica (3)                                          65,634
                                                                 --------------
                                                                        188,447
                 SWEDEN - 3.7%
           750   Axfood (3)                                              26,527
           600   Bilia A Shares (3)                                       9,748
         1,950   Boliden (3)                                             34,577
         2,300   Brostrom B Shares (3)                                   23,195
         1,000   D Carnegie (3)                                          22,209
         2,000   Electrolux Series B (3)                                 38,867
         1,700   Fabege (3)                                              20,313
           600   Haldex (3)                                              12,367
           300   Holmen B Shares (3)                                     11,840
         1,600   Investor B Shares (3)                                   39,776
         2,500   Klovern (3)                                             10,282
         2,200   Kungsleden (3)                                          31,514
         1,300   NCC B Shares (3)                                        32,489
         1,400   Ratos B Shares (3)                                      41,322
         1,800   Securitas B Shares (3)                                  22,780
           900   Svenska Cellulosa B Shares (3)                          15,908
         6,000   TeliaSonera (3)                                         59,218


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      39

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

           800   Trelleborg B Shares (3)                                 20,467
         2,500   Volvo A Shares (1) (3)                                  48,762
                                                                 --------------
                                                                        522,161
                 SWITZERLAND - 2.4%
           119   Baloise Holding (1) (3)                                 12,676
           112   Basler Kantonalbank (3)                                 11,005
           554   Ciba Specialty Chemicals (3)                            27,603
           391   Credit Suisse Group (3)                                 26,430
            32   Georg Fischer (3)                                       24,080
            32   Helvetia Holding (3)                                    11,634
            15   Schweizerische National-
                    Versicherungs-Gesellschaft (3)                       11,787
           120   Swiss Life Holding (3)                                  33,227
           524   Swiss Reinsurance (3)                                   49,278
           159   Swisscom (3)                                            58,866
            70   Valora Holding (3)                                      17,844
           189   Zurich Financial Services (3)                           57,080
                                                                 --------------
                                                                        341,510
                 TAIWAN - 2.4%
        25,750   China Steel (3)                                         36,566
        12,000   Chung Hung Steel (1) (3)                                 6,791
        15,400   Chunghwa Telecom (3)                                    29,652
         1,210   Chunghwa Telecom ADR                                    23,232
         2,000   Compal Communications (1) (3)                            5,108
        30,150   Compal Electronics (3)                                  38,527
         9,100   Coretronic (3)                                          14,158
           880   Eclat Textile (3)                                          515
        23,000   Far EasTone
                    Telecommunications (3)                               28,598
        14,000   Inotera Memories (3)                                    13,430
        13,198   King Yuan Electronics (3)                                8,842
        15,109   Mitac International (3)                                 19,743
        34,599   Nanya Technology (3)                                    21,930
        11,218   POU Chen (1) (3)                                        10,755
        45,040   Powerchip Semiconductor (3)                             20,962
        32,000   ProMOS Technologies (1) (3)                              9,131
         4,000   Quanta Computer (1) (3)                                  6,730
        16,000   Taiwan Mobile (3)                                       21,597
        22,309   United Microelectronics                                 14,636
        25,000   Walsin Lihwa (3)                                        13,592
                                                                 --------------
                                                                        344,495
                 THAILAND - 0.2%
         4,400   Advanced Info Service (3)                               11,676
        40,800   Land & Houses (3)                                       10,073
         1,600   Siam Cement (3)                                         12,410
                                                                 --------------
                                                                         34,159
                 TURKEY - 0.7%
         1,700   Aksa Akrilik Kimya Sanayii (3)                           4,689
           762   Anadolu Efes Biracilik
                    Ve Malt (1) (3)                                       9,429
         1,198   Arcelik (3)                                              9,259
         2,011   Bolu Cimento (1) (3)                                     4,467

    Shares                                                           Value $
--------------                                                   --------------

         5,879   Dogan Sirketler
                    Grubu Holdings (3)                                   13,139
         1,178   Ford Otomotiv Sanayi (3)                                13,948
           922   Mardin Cimento (1) (3)                                   5,686
         1,695   Sarkuysan Elektrolitik Bakir (3)                         5,131
           794   Tupras Turkiye Petrol Rafine (3)                        22,734
         1,511   Usas Ucak Servisi (3)                                    3,573
                                                                 --------------
                                                                         92,055
                 UNITED KINGDOM - 14.8%
         3,046   Acertec (3)                                              7,274
         2,246   Alliance & Leicester (3)                                36,951
           699   Anglo American (3)                                      48,612
         3,076   Antofagasta (3)                                         53,803
         2,273   Armor Group International (3)                            2,626
         2,470   Arriva (3)                                              43,217
         1,061   AstraZeneca (3)                                         52,239
         3,710   Aviva (3)                                               58,442
         4,290   Barclays (3)                                            54,286
         6,061   Beazley Group (3)                                       21,843
         5,184   BP (3)                                                  67,431
         5,557   Brit Insurance Holdings (3)                             37,612
         4,763   British Energy Group (1) (3)                            52,895
           920   British Polythene Industries (3)                         6,409
         8,960   BT Group (3)                                            60,892
         9,886   Chaucer Holdings (3)                                    24,096
         2,439   Chesnara (3)                                             8,908
         8,987   Christian Salvesen                                      17,048
         6,947   Clinton Cards (3)                                        9,819
         1,081   Close Brothers Group (3)                                17,324
         3,788   Davis Service Group (3)                                 43,029
         1,586   Dawson Holdings                                          3,643
         3,792   Drax Group (3)                                          53,387
         4,005   DS Smith (3)                                            19,299
        16,747   DSG International (3)                                   45,224
        11,047   FKI (3)                                                 21,378
        11,188   Friends Provident (3)                                   42,941
           940   GlaxoSmithKline (3)                                     24,140
         2,893   HBOS (3)                                                52,724
         6,340   Highway Insurance Holdings (3)                          10,359
         4,920   Hiscox (3)                                              29,451
         7,327   HMV Group (3)                                           19,218
         6,218   Home Retail Group (3)                                   56,520
         2,718   HSBC Holdings (3)                                       53,879
         1,029   Investec (3)                                            12,493
         5,329   Jessops (3)                                              1,111
           525   John Menzies (3)                                         6,230
         1,666   Johnson Service Group                                    5,074
         1,191   Kelda Group (3)                                         23,555
         7,722   Kesa Electricals (3)                                    51,260
         3,685   Kingfisher (3)                                          15,164
        11,027   Kingston Communications (3)                             15,275
         2,822   Ladbrokes (3)                                           24,243
        18,146   Legal & General Group (3)                               52,965


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      40

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

         4,730   Lloyds TSB Group (3)                                    53,721
         5,484   London Scottish Bank (3)                                 9,481
         4,741   Melrose (3)                                             18,850
           238   Mondi                                                    2,206
            95   Mondi Ltd. (1)                                             929
         3,995   Northern Rock (3)                                       15,476
        15,332   Old Mutual (3)                                          58,840
         2,744   Paragon Group (3)                                       13,591
        10,545   Pendragon (3)                                           14,799
         4,395   Rexam (3)                                               49,659
         1,452   Robert Wiseman Dairies (3)                              14,222
         4,649   Royal Bank of Scotland Group (3)                        50,200
         1,536   RPC Group                                                8,933
         1,973   ScS Upholstery (3)                                       7,707
         1,872   Severn Trent (3)                                        56,554
        11,304   Signet Group (3)                                        21,315
         5,810   Stagecoach Group (3)                                    32,809
           400   Stolt-Nielsen (3)                                       11,746
         4,370   Tate & Lyle (3)                                         39,649
        11,098   Taylor Woodrow (3)                                      57,401
         1,931   TDG (3)                                                  9,442
        11,659   Tomkins (3)                                             54,019
         3,038   TT electronics (3)                                       9,373
           946   United Utilities (3)                                    14,380
        15,968   Vodafone Group (3)                                      62,911
         1,706   Wolseley (3)                                            29,666
        24,233   Woolworths Group (3)                                    10,745
                                                                 --------------
                                                                      2,092,913
                                                                 --------------
                 TOTAL COMMON STOCK
                    (Cost $12,203,686)                               13,875,717
                                                                 --------------
                 PREFERRED STOCK - 1.3%
                 BRAZIL - 1.1%
         2,300   Investimentos Itau                                      17,323
         6,000   Klabin                                                  25,059
           700   Metalurgica Gerdau                                      28,224
           500   Petroleo Brasileiro                                     20,868
           700   Telemar Norte Leste ADR (1)                             27,333
           400   Usinas Siderurgicas de
                    Minas Gerais Class A                                 31,397
                                                                 --------------
                                                                        150,204
                 CHILE - 0.0%
         1,269   Embotelladora Andina Class A (1)                         3,866
                                                                 --------------
                 GERMANY - 0.2%
           918   ProSiebenSat.1 Media (3)                                27,152
                                                                 --------------
                 TOTAL PREFERRED STOCK
                   (Cost $100,354)                                      181,222
                                                                 --------------

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 SHORT-TERM
                 INVESTMENT - 0.8%
       108,009   JPMorgan Chase Bank, N.A.
                    Time Deposit (Nassau), 4.44%                        108,009
                                                                 --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $108,009)                                     108,009
                                                                 --------------
                 TOTAL INVESTMENTS - 100.2%
                    (Cost $12,412,049)                               14,164,948
                                                                 --------------
                 OTHER ASSETS LESS
                    LIABILITIES - (0.2)%                                (26,178)
                                                                 --------------
                 NET ASSETS - 100.0%                             $   14,138,770
                                                                 ==============

(1)   Denotes non-income producing security.

(2) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $8,662 representing 0.1% of the net assets of the Fund.

(3)   Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR -- American Depositary Receipts
LP -- Limited Partnership
Ltd. -- Limited
REIT -- Real Estate Investment Trust


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      41

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

   Shares                                                            Value $
-------------                                                     --------------

                COMMON STOCK - 87.1%
                AUTOS & TRANSPORTATION - 2.4%
       73,000   Horizon Lines Class A                                 2,296,580
       34,700   Kansas City Southern (1)                              1,342,543
       48,200   Republic Airways Holdings (1)                         1,026,178
       85,300   Seaspan                                               2,722,776
                                                                  -------------
                                                                      7,388,077

                CONSUMER DISCRETIONARY - 14.1%
       62,900   Ambassadors Group                                     1,142,893
       34,300   Bright Horizons
                  Family Solutions (1)                                1,330,840
      281,300   Central Garden & Pet (1)                              2,331,977
       83,800   Central Garden &
                  Pet Class A (1)                                       697,216
       69,900   Children's Place (1)                                  1,789,440
       87,600   Clear Channel Outdoor
                  Holdings Class A (1)                                2,226,792
       66,800   Diamond Management &
                  Technology Consultants                                713,424
      110,800   Geo Group (1)                                         3,504,604
       21,000   Heidrick & Struggles
                  International (1)                                     907,620
       31,600   Home Inns & Hotels
                  Management ADR (1)                                  1,391,348
       41,800   LKQ (1)                                               1,611,808
       43,200   Pinnacle Entertainment (1)                            1,261,440
       52,100   Regis                                                 1,750,560
       94,300   Rent-A-Center (1)                                     1,508,800
       14,579   Ritchie Brothers Auctioneers                          1,090,947
      147,700   Scientific Games Class A (1)                          5,339,355
       51,100   Sonic (1)                                             1,266,258
       51,000   Standard Parking (1)                                  2,187,900
       13,600   Talbots                                                 200,056
       55,500   THQ (1)                                               1,503,495
      128,900   Valueclick (1)                                        3,504,791
       31,300   Viad                                                  1,109,272
       85,900   Waste Connections (1)                                 2,904,279
       45,400   Watson Wyatt Worldwide Class A                        2,164,218
                                                                  -------------
                                                                     43,439,333
                CONSUMER STAPLES - 0.2%
       34,200   Flowers Foods                                           750,348
                                                                  -------------
                FINANCIAL SERVICES - 13.4%
      114,850   Annaly Capital
                  Management REIT                                     1,962,787
       61,864   Apollo Investment (2)                                 1,286,771
       45,063   Argo Group International
                  Holdings (1)                                        1,920,134
       79,000   Bank of Hawaii                                        4,199,640
       40,400   Berkshire Hills Bancorp                               1,125,948
      264,500   Conseco (1)                                           4,176,455
       31,243   Cullen/Frost Bankers                                  1,661,503
      101,420   CVB Financial                                         1,188,642

   Shares                                                            Value $
-------------                                                     --------------
       33,900   Digital Realty Trust                                  1,491,261
      105,200   Euronet Worldwide (1)                                 3,369,556
       72,750   H&E Equipment Services (1)                            1,282,583
       60,608   Health Care REIT                                      2,684,328
       21,500   Investment Technology Group (1)                         900,850
       74,400   Investors Real Estate Trust REIT                        807,240
       96,200   National Retail Properties REIT                       2,438,670
      146,300   Online Resources (1)                                  1,353,275
       47,185   PennantPark Investment                                  616,236
       83,100   Reinsurance Group of America                          4,747,503
       19,800   SVB Financial Group (1)                               1,025,442
       64,400   Westamerica Bancorporation                            3,096,352
                                                                  -------------
                                                                     41,335,176

                HEALTH CARE - 14.3%
       33,200   Amsurg (1)                                              878,140
       86,200   Array Biopharma (1)                                     965,440
        6,400   athenahealth (1)                                        244,672
      308,000   Bruker BioSciences (1)                                3,187,800
       97,300   Cepheid (1)                                           2,518,124
       67,300   Cooper                                                2,826,600
       60,700   Dialysis Corp. of America (1)                           564,510
       81,000   DJO (1)                                               4,045,950
       45,400   Haemonetics (1)                                       2,333,106
       36,668   Immucor (1)                                           1,182,543
      192,800   Lexicon Pharmaceuticals (1)                             696,008
       71,900   Luminex (1)                                           1,146,086
       62,600   Medicis Pharmaceutical Class A                        1,858,594
       62,700   Nastech Pharmaceutical (1)                              854,601
       37,400   Northstar Neuroscience (1)                              495,550
      194,300   Perrigo                                               4,606,853
       62,400   PolyMedica                                            3,304,704
       31,900   Psychiatric Solutions (1)                             1,263,240
      166,300   Salix Pharmaceuticals (1)                             1,945,710
       58,000   Sirona Dental Systems (1)                             1,951,120
       66,300   Sirtris Pharmaceuticals (1)                           1,124,448
       94,400   Skilled Healthcare
                  Group Class A (1)                                   1,546,272
      172,800   Sun Healthcare Group (1)                              2,790,720
        1,300   Trans1 (1)                                               32,500
       34,000   Volcano (1)                                             581,060
       30,400   West Pharmaceutical Services                          1,256,736
                                                                  -------------
                                                                     44,201,087

                MATERIALS & PROCESSING - 8.2%
       49,400   Airgas                                                2,493,218
       33,100   Albany International Class A                          1,241,250
       24,900   Brush Engineered Materials (1)                        1,202,670
       84,500   Cabot                                                 2,958,345
       23,300   Clean Harbors (1)                                     1,147,059
       32,100   FMC                                                   1,845,750
       40,000   Interface Class A                                       765,200
       41,300   Koppers Holdings                                      1,850,240
       72,300   Pan American Silver (1)                               2,395,299
       10,700   Perini (1)                                              613,645


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      42

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

   Shares                                                            Value $
-------------                                                     --------------
       30,400   Schnitzer Steel Industries Class A                    2,008,528
       38,100   Shaw Group (1)                                        2,842,260
       69,409   ShawCor                                               2,897,864
       59,451   Yamana Gold (1)                                         892,954
                                                                  -------------
                                                                     25,154,282

                OTHER ENERGY - 9.0%
        9,500   Arena Resources (1)                                     346,845
       44,700   CARBO Ceramics                                        2,007,924
       88,600   Concho Resources (1)                                  1,726,814
       53,638   Denbury Resources (1)                                 3,035,911
      154,800   Dresser-Rand Group (1)                                5,990,760
       23,595   Exterran Holdings (1)                                 1,986,699
       51,700   FMC Technologies (1)                                  3,134,571
       89,419   Galleon Energy Class A (1)                            1,363,505
       21,000   Ormat Technologies                                    1,132,530
       11,400   Parallel Petroleum (1)                                  233,358
      104,300   St. Mary Land & Exploration                           4,418,148
       59,746   Willbros Group (1)                                    2,286,479
                                                                  -------------
                                                                     27,663,544

                PRODUCER DURABLES - 6.8%
       33,200   Actuant Class A                                       2,290,136
      201,100   Arris Group (1)                                       2,312,650
       63,900   ESCO Technologies (1)                                 2,644,821
      124,100   FEI (1)                                               3,600,141
       37,950   IDEX                                                  1,344,189
       20,600   Manitowoc                                             1,014,756
      116,000   MTC Technologies (1)                                  2,121,640
      103,100   Tektronix                                             3,902,335
       95,600   Veeco Instruments (1)                                 1,727,492
                                                                  -------------
                                                                     20,958,160

                TECHNOLOGY - 14.7%
      113,300   Aspen Technology (1)                                  1,975,952
       27,400   CommScope (1)                                         1,292,458
        4,600   Constant Contact (1)                                    114,540
       49,300   CSG Systems International (1)                         1,012,129
       20,500   DRS Technologies                                      1,177,520
      191,500   Emulex (1)                                            4,147,890
       62,400   F5 Networks (1)                                       2,248,272
      126,600   Gartner (1)                                           2,772,540
       61,000   Genesis Microchip (1)                                   450,180
       45,900   GeoEye (1)                                            1,437,129
      178,500   GSI Technology (1)                                      526,575
      264,000   Informatica (1)                                       4,509,120
       86,700   Interwoven (1)                                        1,230,273
       96,100   IPG Photonics (1)                                     1,829,744
       43,200   Mantech International Class A (1)                     1,717,632
      107,700   Microsemi (1)                                         2,865,897
      131,560   Parametric Technology (1)                             2,512,796
      193,300   QLogic (1)                                            3,001,949
       94,000   RightNow Technologies (1)                             1,881,880
      220,800   SonicWALL (1)                                         2,283,072
       32,000   Standard Microsystems (1)                             1,248,000

       Shares                                                        Value $
-------------                                                     --------------
      100,800   Syniverse Holdings (1)                                1,682,352
      119,800   TAC Acquisition (3)                                       7,487
      118,300   Vishay Intertechnology (1)                            1,489,397
      143,500   Volterra Semiconductor (1)                            1,763,615
                                                                  -------------
                                                                     45,178,399

                UTILITIES - 4.0%
       52,300   Consolidated
                  Communications Holdings                             1,041,293
      147,600   Mediacom
                  Communications Class A (1)                            848,700
       54,700   NorthWestern                                          1,508,626
      151,600   Paetec Holdings (1)                                   2,039,020
       43,350   PNM Resources                                         1,084,184
       55,600   Portland General Electric                             1,565,140
       69,500   Time Warner Telecom Class A (1)                       1,615,180
       17,600   UIL Holdings                                            619,168
       65,300   Unisource Energy                                      2,071,316
                                                                  -------------
                                                                     12,392,627
                                                                  -------------

                TOTAL COMMON STOCK
                  (Cost $218,401,166)                               268,461,033
                                                                  -------------
                INVESTMENT COMPANY - 1.0%
       37,800   iShares Russell 2000 Index Fund                       3,111,696
                                                                  -------------
                TOTAL INVESTMENT COMPANY
                (Cost $2,969,595)                                     3,111,696
                                                                  -------------

  Principal
   Amount $
-------------

                SHORT-TERM
                INVESTMENT - 11.6%
   35,884,575   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.44%                       35,884,575
                                                                  -------------
                TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $35,884,575)                                 35,884,575
                                                                  -------------
                TOTAL INVESTMENTS - 99.7%
                  (Cost $257,255,336)                               307,457,304
                                                                  -------------
                OTHER ASSETS LESS
                  LIABILITIES - 0.3%                                    803,866
                                                                  -------------
                NET ASSETS - 100.0%                               $ 308,261,170
                                                                  =============

(1)   Denotes non-income producing security.

(2)   Business development company.

(3) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $7,487 representing less than 0.1% of the net assets of the Fund.

ADR -- American Depositary Receipts
REIT -- Real Estate Investment Trust


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      43

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

   Shares                                                            Value $
-------------                                                     --------------
                COMMON STOCK - 91.5%
                AUTO & TRANSPORTATION - 0.4%
        1,300   Wabtec                                                   48,789
                                                                  -------------
                CONSUMER DISCRETIONARY - 14.5%
        4,300   Cheesecake Factory (1)                                   96,449
        8,200   Corrections Corp. of America (1)                        231,978
          400   Heidrick & Struggles
                  International (1)                                      17,288
        1,900   Lamar Advertising Class A                               101,574
        1,000   Meredith                                                 62,250
        2,100   Regis                                                    70,560
        5,000   Republic Services                                       170,950
          700   Ritchie Brothers Auctioneers                             52,381
        4,400   Ross Stores                                             118,888
        4,400   Scientific Games Class A (1)                            159,060
          700   Talbots                                                  10,297
        5,700   Valueclick (1)                                          154,983
        8,600   VeriSign (1)                                            293,174
        3,100   Watson Wyatt Worldwide Class A                          147,777
                                                                  -------------
                                                                      1,687,609

                CONSUMER STAPLES - 0.5%
        2,400   Constellation Brands Class A (1)                         60,288
                                                                  -------------
                FINANCIAL SERVICES - 14.5%
          500   AllianceBernstein Holding LP                             42,715
        4,000   Annaly Capital Management REIT                           68,360
        1,000   Assurant                                                 58,440
        3,900   Bank of Hawaii                                          207,324
        2,200   Checkfree (1)                                           104,566
        4,900   Conseco (1)                                              77,371
        3,200   Cullen/Frost Bankers                                    170,176
          900   Dun & Bradstreet                                         87,165
        2,100   Genpact (1)                                              33,600
        2,100   Global Payments                                          99,876
        3,500   Health Care REIT                                        155,015
        4,800   Reinsurance Group of America                            274,224
        1,000   SVB Financial Group (1)                                  51,790
        3,000   Westamerica Bancorporation                              144,240
        3,600   WR Berkley                                              108,324
                                                                  -------------
                                                                      1,683,186

                HEALTH CARE - 13.6%
        1,400   Advanced Medical Optics (1)                              38,430
        2,000   Amylin Pharmaceuticals (1)                               90,040
        5,200   Barr Pharmaceuticals (1)                                298,064
        4,700   DaVita (1)                                              306,393
        2,500   Gen-Probe (1)                                           175,050
        4,000   IMS Health                                              100,840
          800   Invitrogen (1)                                           72,696
        3,000   Medicis Pharmaceutical Class A                           89,070
        2,100   Millipore (1)                                           163,065
        5,600   Perrigo                                                 132,776
          500   Techne (1)                                               32,620
        2,000   West Pharmaceutical Services                             82,680
                                                                  -------------
                                                                      1,581,724

   Shares                                                            Value $
-------------                                                     --------------
                MATERIALS & PROCESSING - 13.7%
        1,500   Aber Diamond                                             65,895
          600   Agnico-Eagle Mines                                       34,134
        5,800   Albemarle                                               277,008
        1,300   Cabot                                                    45,513
        8,800   Crown Holdings (1)                                      218,240
          500   Fluor                                                    79,000
        2,800   FMC                                                     161,000
        2,400   Jacobs Engineering Group (1)                            209,160
        1,700   Lubrizol                                                115,396
        2,900   Pan American Silver (1)                                  96,077
        5,200   ShawCor                                                 217,103
        4,470   Yamana Gold (1)                                          67,139
                                                                  -------------
                                                                      1,585,665

                OTHER ENERGY - 8.6%
        1,700   Cameron International (1)                               165,512
        3,800   Concho Resources (1)                                     74,062
        3,100   Denbury Resources (1)                                   175,460
        8,300   Dresser-Rand Group (1)                                  321,210
        5,800   Range Resources                                         260,594
                                                                  -------------
                                                                        996,838

                PRODUCER DURABLES - 5.1%
        4,200   Dover                                                   193,200
        4,450   IDEX                                                    157,619
        6,500   Tektronix                                               246,025
                                                                  -------------
                                                                        596,844

                TECHNOLOGY - 16.1%
        3,500   Adtran                                                   84,245
        8,600   Amdocs (1)                                              295,840
        2,100   Amphenol Class A                                         92,967
       16,600   Brocade Communications
                  Systems (1)                                           157,866
        1,500   CommScope (1)                                            70,755
        1,900   DRS Technologies                                        109,136
        9,100   Emulex (1)                                              197,106
        3,200   F5 Networks (1)                                         115,296
        1,000   Harris                                                   60,560
        3,400   Integrated Device Technology (1)                         45,662
        5,800   Intersil Class A                                        175,972
        3,500   IPG Photonics (1)                                        66,640
        6,400   Parametric Technology (1)                               122,240
       11,900   QLogic (1)                                              184,807
        4,800   SAIC (1)                                                 94,608
                                                                  -------------
                                                                      1,873,700

                UTILITIES - 4.5%
       10,100   Citizens Communications                                 132,916
        4,900   PNM Resources                                           122,549
        5,500   Portland General Electric                               154,825
        4,900   Time Warner Telecom Class A (1)                         113,876
                                                                  -------------
                                                                        524,166
                                                                  -------------
                TOTAL COMMON STOCK
                (Cost $8,959,561)                                    10,638,809
                                                                  -------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      44

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

   Principal
   Amount $                                                          Value $
-------------                                                     --------------
                SHORT-TERM
                INVESTMENT - 8.4%
      971,193   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.44%                          971,193
                                                                  -------------
                TOTAL SHORT-TERM
                INVESTMENT
                  (Cost $971,193)                                       971,193
                                                                  -------------
                TOTAL INVESTMENTS - 99.9%
                  (Cost $9,930,754)                                  11,610,002
                                                                  -------------
                OTHER ASSETS LESS
                  LIABILITIES - 0.1%                                      7,555
                                                                  -------------
                NET ASSETS - 100.0%                               $  11,617,557
                                                                  =============

(1)   Denotes non-income producing security.

LP -- Limited Partnership
REIT -- Real Estate Investment Trust

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      45

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

   Shares                                                            Value $
-------------                                                     --------------
                COMMON STOCK - 95.6%
                BRAZIL - 2.2%
        7,816   Unibanco - Uniao de Bancos
                  Brasileiros GDR                                     1,235,241
                                                                  -------------
                CANADA - 3.5%
        9,171   Niko Resources                                        1,028,178
       26,161   Nova Chemicals                                          951,410
                                                                  -------------
                                                                      1,979,588

                CHINA - 4.7%
       15,913   Alibaba.com (1)                                          27,719
    1,410,000   Dongfeng Motor Group
                  Class H (4)                                         1,300,164
    1,409,000   Industrial & Commercial
                  Bank of China Class H (4)                           1,345,780
                                                                  -------------
                                                                      2,673,663

                DENMARK - 2.0%
       25,896   Danske Bank (4)                                       1,146,786
                                                                  -------------
                FRANCE - 9.6%
       22,678   AXA (4)                                               1,018,729
        8,173   Cie de Saint-Gobain (4)                                 880,917
       17,774   Groupe Danone (4)                                     1,529,929
       45,746   Natixis (4)                                           1,017,346
       15,575   Suez (1) (4)                                          1,016,257
                                                                  -------------
                                                                      5,463,178

                GERMANY - 9.9%
       14,545   Adidas (4)                                              970,277
        6,561   Deutsche Bank (1) (4)                                   872,462
       53,863   Deutsche Telekom (4)                                  1,105,953
        8,479   Linde (4)                                             1,074,550
       11,663   Siemens (4)                                           1,581,638
                                                                  -------------
                                                                      5,604,880

                GREECE - 1.7%
       25,357   EFG Eurobank Ergasias (4)                               989,572
                                                                  -------------
                HONG KONG - 3.4%
      252,000   Shangri-La Asia (4)                                     804,257
       78,000   Swire Pacific Class A (4)                             1,114,007
                                                                  -------------
                                                                      1,918,264

                JAPAN - 12.3%
      247,000   Ebara (4)                                             1,165,895
       28,000   Honda Motor (4)                                       1,048,739
       23,900   Sony (4)                                              1,180,592
       64,600   Sumitomo Electric Industries (4)                      1,046,119
           97   Sumitomo Mitsui
                  Financial Group (4)                                   794,731
      110,000   Toray Industries (4)                                    849,354
       44,900   Ushio (1) (4)                                           926,851
                                                                  -------------
                                                                      7,012,281

   Shares                                                            Value $
-------------                                                     --------------
                NETHERLANDS - 1.5%
       20,062   Koninklijke Philips Electronics (4)                     830,111
                                                                  -------------
                SINGAPORE - 4.1%
       78,784   Jardine Strategic Holdings (4)                        1,316,138
      173,000   Keppel Land (1) (4)                                   1,000,948
                                                                  -------------
                                                                      2,317,086

                SOUTH KOREA - 3.5%
       16,359   Daewoo Shipbuilding &
                  Marine Engineering (4)                              1,039,561
        1,559   Samsung Electronics (4)                                 961,704
                                                                  -------------
                                                                      2,001,265

                SWITZERLAND - 11.6%
        3,457   Nestle (4)                                            1,597,139
       26,074   Novartis (4)                                          1,387,348
        6,832   Roche Holding (4)                                     1,167,230
       66,644   STMicroelectronics (4)                                1,141,931
        5,440   Syngenta (4)                                          1,316,242
                                                                  -------------
                                                                      6,609,890

                UNITED KINGDOM - 25.6%
       49,681   Barclays (4)                                            628,667
       87,280   BG Group (4)                                          1,617,943
       66,098   Bunzl (4)                                               996,595
       43,032   Northern Rock (4)                                       166,698
       96,052   Rexam (4)                                             1,085,288
       20,383   Rio Tinto (4)                                         1,911,061
       92,891   Rolls-Royce Group (4)                                 1,041,940
    3,757,504   Rolls-Royce Group B Shares                                8,593
       88,462   Royal Bank of Scotland Group (4)                        955,212
       33,038   SABMiller (4)                                           994,960
      238,492   Sage Group (4)                                        1,203,262
      138,102   Tesco (4)                                             1,404,599
       84,737   Venture Production (4)                                1,401,369
       81,745   WPP Group (4)                                         1,118,155
                                                                  -------------
                                                                     14,534,342
                                                                  -------------
                TOTAL COMMON STOCK
                (Cost $47,488,834)                                   54,316,147
                                                                  -------------
                EQUITY-LINKED
                WARRANTS (2) - 3.6%
                INDIA - 3.6%

       72,702   Satyam Computer Services,
                  Expires 10/13/10 (1) (3)                              884,291
      235,809   Infrastructure Development
                  Finance Company
                  Expires 8/04/08 (1) (3)                             1,156,643
                                                                  -------------
                TOTAL EQUITY-LINKED
                  WARRANTS
                 (Cost $1,535,715)                                    2,040,934
                                                                  -------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      46

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

   Principal
   Amount $                                                          Value $
-------------                                                     --------------
                SHORT-TERM INVESTMENT - 0.5%
      276,936   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 4.44%                          276,936
                                                                  -------------
                TOTAL SHORT-TERM
                  INVESTMENT
                  (Cost $276,936)                                       276,936
                                                                  -------------
                TOTAL INVESTMENTS - 99.7%
                  (Cost $49,301,485)                                 56,634,017
                                                                  -------------
                OTHER ASSETS LESS
                  LIABILITIES - 0.3%                                    157,457
                                                                  -------------
                NET ASSETS - 100.0%                               $  56,791,474
                                                                  =============

(1)   Denotes non-income producing security.

(2)   Securities are not readily marketable.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $2,040,934, representing 3.6% of the net assets of the Fund.

(4)   Security is fair valued. (See Note 2 in Notes to Financial Statements.)

GDR -- Global Depositary Receipts


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      47

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

                 COMMON STOCK - 82.6%
                 BERMUDA - 0.3%
         1,300   Credicorp                                               96,629
                                                                 --------------
                 BRAZIL - 9.5%
        10,800   All America Latina Logistica                           171,181
         2,700   B2W Companhia Global
                    Do Varejo (1)                                       145,878
        11,000   Banco Bradesco ADR                                     375,650
         7,900   Cia de Concessoes Rodoviarias                          145,369
         2,300   Empresa Brasileira de
                    Aeronautica ADR                                     112,171
         1,009   MRV Engenharia e Participacoes (1)                      21,007
         9,400   Petroleo Brasileiro ADR                                781,986
        16,700   Tim Participacoes                                      115,925
         2,500   Tim Participacoes ADR                                  116,000
         3,400   Unibanco - Uniao de Bancos
                    Brasileiros GDR                                     537,336
           898   Usinas Siderurgicas de
                    Minas Gerais                                         75,426
        19,400   Weg                                                    295,147
                                                                 --------------
                                                                      2,893,076
                 CHINA - 7.5%
       324,000   China Construction
                    Bank Class H (4)                                    368,351
       206,000   Dongfeng Motor Group
                    Class H (4)                                         189,953
         2,400   Focus Media Holding ADR (1)                            148,800
       122,000   Golden Eagle Retail Group (4)                          126,758
       681,000   Industrial & Commercial
                    Bank of China Class H (4)                           650,445
        12,000   Parkson Retail Group (4)                               136,961
           700   PetroChina ADR (1)                                     183,820
        33,500   Ping An Insurance
                    Group Class H (4)                                   468,940
                                                                 --------------
                                                                      2,274,028
                 COLOMBIA - 1.0%
        25,700   Almacenes Exito
                    GDR (1) (2) (4) (5)                                 198,445
         3,038   BanColombia ADR                                        111,646
                                                                 --------------
                                                                        310,091
                 EGYPT - 1.7%
         4,451   Commercial International
                    Bank GDR                                             62,294
         4,846   Orascom Hotels &
                    Development (1) (4)                                  63,651
       104,946   Telecom Egypt (4)                                      378,710
                                                                 --------------
                                                                        504,655
                 HONG KONG - 9.8%
        12,000   Beijing Enterprises Holdings (4)                        74,644
        69,000   China Mengniu Dairy (4)                                293,127
        61,000   China Mobile (4)                                     1,261,106

    Shares                                                           Value $
--------------                                                   --------------

        62,000   China Overseas Land
                    & Investment (4)                                    148,406
       480,000   CNOOC (4)                                            1,037,354
       222,000   Denway Motors (4)                                      156,662
                                                                 --------------
                                                                      2,971,299
                 HUNGARY - 0.8%
           479   MOL Hungarian Oil & Gas (4)                             74,236
           731   Richter Gedeon (1) (4)                                 159,459
                                                                 --------------
                                                                        233,695
                 INDIA - 1.1%
         1,700   ICICI Bank ADR                                         118,048
         2,539   Infosys Technologies ADR                               129,336
         4,948   Mahindra & Mahindra GDR                                 94,931
                                                                 --------------
                                                                        342,315
                 INDONESIA - 1.6%
       169,500   Bank Rakyat Indonesia (4)                              146,470
       300,000   Semen Gresik Persero (4)                               206,718
        99,000   Telekomunikasi Indonesia (4)                           118,948
                                                                 --------------
                                                                        472,136
                 ISRAEL - 0.5%
        54,753   Israel Discount Bank
                    Class A (1) (4)                                     139,861
                                                                 --------------
                 MALAYSIA - 1.8%
        86,200   AMMB Holdings (4)                                      109,845
        38,200   Bumiputra-Commerce Holdings (4)                        132,931
        90,100   Genting (4)                                            224,395
        32,000   SP Setia (4)                                            75,374
                                                                 --------------
                                                                        542,545
                 PHILIPPINES - 0.5%
        25,200   First Philippine Holdings (1) (4)                       50,596
         1,600   Globe Telecom (4)                                       63,213
        82,700   Robinsons Land (4)                                      40,162
                                                                 --------------
                                                                        153,971
                 RUSSIA - 11.4%
        11,359   Comstar United
                    Telesystems GDR (1) (4)                             139,555
         5,700   LUKOIL ADR                                             515,850
           850   MMC Norilsk Nickel ADR                                 262,650
         4,400   Mobile Telesystems ADR                                 365,200
        24,693   OAO Gazprom ADR (4)                                  1,234,532
         1,078   Sberbank GDR (4)                                       535,605
         6,722   Severstal GDR                                          159,984
         3,550   TMK GDR                                                157,940
           954   Uralkali GDR (1)                                        23,945
         2,000   Vimpel-Communications ADR (1)                           66,140
                                                                 --------------
                                                                      3,461,401
                 SOUTH AFRICA - 7.4%
         5,261   AngloGold Ashanti (4)                                  247,225
        13,449   Aveng (4)                                              133,390


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      48

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

         5,101   Exxaro Resources (4)                                    83,285
        16,183   FirstRand (4)                                           64,698
         6,532   Gold Fields (4)                                        118,504
         6,803   Group Five (4)                                          67,970
         9,148   Impala Platinum Holdings (4)                           347,227
         9,544   MTN Group (4)                                          186,922
         6,770   Naspers, N Shares (4)                                  216,265
        10,868   Raubex Group (4)                                        60,275
        19,911   Sanlam (1) (4)                                          73,425
         6,074   Sasol (4)                                              311,922
        12,629   Standard Bank Group (4)                                230,224
         4,374   Telkom (4)                                             120,261
                                                                 --------------
                                                                      2,261,593
                 SOUTH KOREA - 16.1%
         1,282   Daelim Industrial (4)                                  281,844
         3,156   Daewoo Shipbuilding &
                    Marine Engineering (4)                              200,554
         1,120   GS Engineering & Construction (4)                      237,390
         3,380   GS Holdings (4)                                        242,739
         1,618   Hyundai Department Store (4)                           226,446
         1,434   Kookmin Bank (4)                                       117,317
         2,529   Kookmin Bank ADR                                       206,594
        16,660   Korea Exchange Bank (4)                                275,671
         2,918   LG Chem (4)                                            364,804
         1,130   LG.Philips LCD (1) (4)                                  62,454
           417   Lotte Shopping (4)                                     195,715
           296   MegaStudy (4)                                          109,274
           859   NHN (1) (4)                                            276,328
           554   Orion (4)                                              177,093
           409   POSCO (4)                                              298,389
        12,130   Pusan Bank (4)                                         217,827
           432   Samsung Electronics (4)                                266,489
         1,458   Samsung Electronics GDR (2) (4)                        446,084
         1,031   Samsung Fire &
                    Marine Insurance (4)                                286,951
         2,749   Samsung Heavy Industries (4)                           166,039
           291   Shinsegae (4)                                          229,381
                                                                 --------------
                                                                      4,885,383
                 TAIWAN - 6.4%
        36,043   Advanced Semiconductor
                    Engineering ADR                                     216,979
         9,802   AU Optronics ADR                                       212,998
         9,742   Cathay Financial Holding GDR                           251,668
           210   China Steel GDR                                          5,911
        13,084   Far EasTone
                    Telecommunications GDR                              242,902
        41,476   HON HAI Precision
                    Industry GDR                                        629,821
        36,417   Taiwan Semiconductor
                    Manufacturing ADR                                   387,841
                                                                 --------------
                                                                      1,948,120

    Shares                                                           Value $
--------------                                                   --------------

                 THAILAND - 3.8%
         6,500   Banpu (4)                                               86,202
         9,800   Banpu NVDR (4)                                         129,122
       461,300   Land & Houses (4)                                      113,885
        41,300   PTT Exploration &
                    Production (1) (4)                                  198,620
       175,800   Siam Commercial Bank                                   489,196
        53,100   Thai Oil (4)                                           151,328
                                                                 --------------
                                                                      1,168,353
                 TURKEY - 1.1%
        14,189   KOC Holding (1) (4)                                     78,421
         3,647   Otokar Otobus Karoseri Sanayi (4)                       67,633
        18,612   Turkiye Garanti Bankasi (4)                            173,447
                                                                 --------------
                                                                        319,501
                 UNITED STATES - 0.3%
           700   Southern Copper                                         97,790
                                                                 --------------
                 TOTAL COMMON STOCK
                    (Cost $17,467,678)                               25,076,442
                                                                 --------------
                 PREFERRED STOCK - 5.6%
                 BRAZIL - 5.4%
         9,800   Bradespar                                              306,976
        26,780   Cia Vale do Rio Doce ADR                               845,445
     1,404,004   Eletropaulo Metropolitana
                    Eletricidade de Sao Paul (1)                        108,425
        16,412   Lojas Americanas                                       191,206
         3,000   Ultrapar Participacoes                                 120,819
           800   Usinas Siderurgicas de
                    Minas Gerais Class A                                 62,794
                                                                 --------------
                                                                      1,635,665
                 RUSSIA - 0.2%
         1,100   Surgutneftegaz ADR                                      72,600
                                                                 --------------
                 TOTAL PREFERRED STOCK
                    (Cost $925,057)                                   1,708,265
                                                                 --------------
                 EQUITY-LINKED
                 WARRANTS (3) - 6.0%
                 CHINA - 0.6%
        25,166   Shenzhen Development
                    Bank, Expires 1/02/09 (1)                           163,164
                                                                 --------------
                 SOUTH KOREA - 0.4%
           165   Shinsegae, Expires 1/10/08 (2)                         129,191
                                                                 --------------
                 TAIWAN - 4.1%
        40,016   Catcher Technology,
                    Expires 11/29/10 (2)                                273,440
       218,704   Chinatrust Financial
                    Holding, Expires 1/29/09 (1) (2)                    159,282
        99,687   Far Eastern Textile,
                    Expires 3/10/10 (2)                                 131,624
        70,527   Formosa Chemicals &
                    Fibre, Expires 4/18/08 (2)                          189,295


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      49

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

    Shares                                                           Value $
--------------                                                   --------------

           193   Largan Precision,
                    Expires 2/12/09 (1) (2)                               2,393
        11,897   Largan Precision,
                    Expires 9/12/08 (1) (2)                             144,646
         1,657   Largan Precision,
                    Expires 9/17/08 (1) (2)                              20,146
       179,765   Taiwan Cement,
                    Expires 1/20/09 (2)                                 304,702
        15,327   TSRC, Expires
                    10/29/10 (1) (2) (4) (5)                             23,963
                                                                 --------------
                                                                      1,249,491
                 UNITED ARAB EMIRATES - 0.9%
       207,003   Air Arabia, Expires 8/13/10 (1) (2)                     95,842
        68,905   Aldar Properties,
                    Expires 1/12/10 (1) (2)                             183,150
                                                                 --------------
                                                                        278,992
                                                                 --------------
                 TOTAL EQUITY-LINKED
                    WARRANTS
                    (Cost $1,456,903)                                 1,820,838
                                                                 --------------
                 INDEX-LINKED
                 WARRANTS (3) - 3.1%
                 INDIA - 1.3%
         2,385   MSCI Daily Total Return
                    Net Emerging Markets India
                    Local, Expires 8/17/08 (1) (2)                       32,317
           125   MSCI Daily Total Return
                    Net Emerging Markets India
                    USD, Expires 10/25/08 (1) (4) (5)                    78,399
           478   MSCI Daily Total Return
                    Net Emerging Markets India
                    USD, Expires 4/20/08
                    (1) (2) (4) (5)                                     299,799
                                                                 --------------
                                                                        410,515
                 MALAYSIA - 0.3%
         1,250   MSCI Daily Total Return
                    Malaysia Local, Expires
                    3/16/08 (1) (2) (4) (5)                              98,370
                                                                 --------------
                 TURKEY - 1.5%
           322   MSCI Daily Total Return Net
                    Emerging Markets Turkey
                    USD, Expires 6/16/08
                    (1) (2) (4) (5)                                     117,245
           360   MSCI Daily Total Return Net
                    Emerging Markets Turkey
                    USD, Expires 10/08/08 (1) (2) (4) (5)               131,082
           278   MSCI Daily Total Return Net
                    Emerging Markets Turkey USD,
                    Expires 3/28/08 (1) (4) (5)                         101,224

    Shares                                                           Value $
--------------                                                   --------------

           253   MSCI Daily Total Return Net
                    Emerging Markets Turkey USD,
                    Expires 5/05/08 (1) (2) (4) (5)                      92,121
                                                                 --------------
                                                                        441,672
                                                                 --------------
                 TOTAL INDEX-LINKED
                    WARRANTS
                    (Cost $750,060)                                     950,557
                                                                 --------------
                 COLLECTIVE INVESTMENT
                 TRUST - 0.1%
                 CAYMAN ISLANDS - 0.1%
         1,025   Dragon Capital-Vietnam
                    Growth Fund                                          37,700
                                                                 --------------
                 TOTAL COLLECTIVE
                    INVESTMENT TRUST
                    (Cost $32,544)                                       37,700
                                                                 --------------

  Principal
   Amount $
--------------
                 SHORT-TERM
                 INVESTMENT - 2.7%
       807,656   JPMorgan Chase Bank, N.A.
                    Time Deposit (Nassau), 4.44%                        807,656
                                                                 --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $807,656)                                     807,656
                                                                 --------------
                 TOTAL INVESTMENTS - 100.1%
                    (Cost $21,439,898)                               30,401,458
                                                                 --------------
                 OTHER ASSETS LESS
                    LIABILITIES - (0.1)%                                (33,097)
                                                                 --------------
                 NET ASSETS - 100.0%                             $   30,368,361
                                                                 ==============

(1)   Denotes non-income producing security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $3,073,137, representing 10.1% of the net assets of the Fund.

(3)   Securities are not readily marketable.

(4)   Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(5) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $1,140,648 representing 3.8% of the net assets of the Fund.

ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
MSCI -- Morgan Stanley Capital International
NVDR -- Non-Voting Depositary Receipt
USD -- United States Dollar


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      50

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 COLLATERALIZED MORTGAGE
                 OBLIGATIONS - 37.6%
     1,277,652   American Home Mortgage Assets,
                    Series 2006-2, Class 1A1 (1)
                    5.893%, 9/25/46                                   1,249,704
     1,586,280   American Home Mortgage
                    Investment Trust, Series 2005-1,
                    Class 1A1 (1)
                    5.093%, 6/25/45                                   1,545,674
       149,906   American Home Mortgage
                    Investment Trust, Series 2005-SD1,
                    Class 2A1 (1) (2)
                    5.373%, 11/25/25                                    147,547
       720,076   American Home Mortgage
                    Investment Trust, Series 2006-2,
                    Class 4A (1)
                    5.053%, 2/25/36                                     670,776
       261,342   Banc of America Mortgage
                    Securities, Series 2003-K,
                    Class 2A2 (1)
                    4.474%, 12/25/33                                    266,738
       306,358   Bayview Commercial Asset
                    Trust, Series 2004-3,
                    Class A1 (1) (2)
                    5.243%, 1/25/35                                     297,241
       595,867   Bear Stearns Alternative Trust,
                    Series 2004-3, Class A1 (1)
                    5.193%, 4/25/34                                     588,052
       782,011   Citigroup Mortgage Loan Trust,
                    Series 2003-UP3, Class A1
                    7.000%, 9/25/33                                     799,838
       513,138   Citigroup Mortgage Loan Trust,
                    Series 2003-UP3, Class A2
                    7.000%, 9/25/33                                     527,760
       835,457   Citigroup Mortgage Loan Trust,
                    Series 2004-2, Class 1A2 (2)
                    9.250%, 8/25/33                                     867,400
       529,876   Citigroup Mortgage Loan Trust,
                    Series 2005-1, Class 3A1
                    6.500%, 4/25/35                                     539,365
       327,348   Countrywide Alternative Loan
                    Trust, Series 2005-14, Class 2A1 (1)
                    5.083%, 5/25/35                                     324,604
     3,078,041   Countrywide Alternative Loan
                    Trust, Series 2005-51, Class 3A2A (1)
                    6.223%, 11/20/35                                  3,030,884
     1,494,813   Countrywide Alternative Loan
                    Trust, Series 2005-56, Class 2A3 (1)
                    6.433%, 11/25/35                                  1,486,405
     1,345,330   Countrywide Alternative Loan
                    Trust, Series 2005-65CB, Class 1A7
                    5.500%, 1/25/36                                   1,344,921

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

        73,611   Countrywide Alternative Loan
                    Trust, Series 2005-J4,
                    Class 1A1 (1)
                    5.163%, 7/25/35                                      72,274
       243,483   Countrywide Alternative Loan
                    Trust, Series 2005-J4, Class 1A4 (1)
                    5.213%, 7/25/35                                     240,462
       779,705   Countrywide Alternative Loan
                    Trust, Series 2006-HY12, Class A4 (1)
                    5.253%, 8/25/36                                     778,988
     2,297,834   Countrywide Alternative Loan
                    Trust, Series 2006-J1, Class 1A6
                    5.500%, 2/25/36                                   2,290,785
       916,371   Countrywide Alternative Loan
                    Trust, Series 2006-OA10, Class 1A1 (1)
                    5.893%, 8/25/46                                     905,060
       402,771   Countrywide Home Loans,
                    Series 2005-11, Class 4A1 (1)
                    5.143%, 4/25/35                                     394,639
       939,511   Deutsche Alt-A Securities,
                    Series 2006-AB1, Class A2A (1)
                    5.500%, 2/25/36                                     938,210
     2,544,663   Greenpoint Mortgage Funding
                    Trust, Series 2005-AR5, Class 4A1 (1)
                    6.933%, 11/25/45                                  2,566,928
     1,048,265   Harborview Mortgage Loan Trust,
                    Series 2005-12, Class 2A11 (1)
                    6.933%, 10/19/35                                  1,075,431
     1,274,473   Impac CMB Trust, Series 2005-1,
                    Class 1A1 (1)
                    5.133%, 4/25/35                                   1,256,316
     1,141,765   Impac CMB Trust, Series 2005-3,
                    Class A1 (1)
                    5.113%, 8/25/35                                   1,122,666
       369,573   Impac CMB Trust, Series 2005-4,
                    Class 1A2 (1)
                    5.213%, 5/25/35                                     364,134
       225,163   Impac Secured Assets, Series 2005-2,
                    Class A1M (1)
                    5.263%, 3/25/36                                     221,199
     1,386,367   Indymac Index Mortgage Loan
                    Trust, Series 2006-AR9, Class 3A1 (1)
                    5.997%, 6/25/36                                   1,394,771
    20,954,853   Lehman Brothers Small Balance
                    Commercial IO, Series 2005-1A,
                    Class A (2) (3) (7)
                    0.850%, 2/25/30                                     288,129
       138,579   Master Adjustable Rate Mortgages
                    Trust, Series 2004-9, Class 2A1 (1)
                    5.253%, 11/25/34                                    136,264
       324,068   Master Specialized Loan Trust,
                    Series 2006-2, Class A (1) (2)
                    5.133%, 2/25/36                                     312,235


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      51

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

       668,826   Residential Accredit Loans,
                    Series 2005-Q01, Class A2 (1)
                    6.483%, 8/25/35                                     666,004
     1,960,967   Residential Accredit Loans,
                    Series 2005-Q02, Class A1 (1)
                    6.293%, 9/25/45                                   1,943,142
        54,789   Structured Adjustable Rate
                    Mortgage, Series 2005-19X1,
                    Class A1 (2)
                    5.400%, 10/28/10                                     54,721
     1,948,174   Structured Asset Mortgage
                    Investments, Series 2005-AR7,
                    Class 5A1 (1)
                    6.393%, 3/25/46                                   1,942,086
     2,306,409   Structured Asset Mortgage
                    Investments, Series 2005-AR8,
                    Class A2 (1)
                    6.413%, 2/25/36                                   2,299,202
       447,102   Structured Asset Securities,
                    Series 2005-GEL2, Class A (1)
                    5.153%, 4/25/35                                     430,587
       955,200   Washington Mutual,
                    Series 2005-AR13, Class A1A2 (1)
                    6.383%, 10/25/45                                    947,588
     2,851,962   Washington Mutual,
                    Series 2006-AR5, Class A1A (1)
                    5.923%, 6/25/46                                   2,802,164
     1,330,396   Washington Mutual,
                    Series 2006-AR7, Class 1A (1)
                    5.913%, 7/25/46                                   1,307,374
       426,500   Washington Mutual,
                    Series 2006-AR7, Class 2A (1)
                    5.913%, 7/25/46                                     419,020
     1,443,478   Wells Fargo Mortgage-Backed
                    Securities, Series 2006-AR10,
                    Class 5A2 (1)
                    5.597%, 7/25/36                                   1,443,671
       412,310   WMALT Mortgage Pass-Through
                    Certificates, Series 2005-5,
                    Class CB1 (1)
                    5.273%, 7/25/35                                     406,795
                                                                 --------------
                 TOTAL COLLATERALIZED
                    MORTGAGE OBLIGATIONS
                    (Cost $43,485,977)                               42,707,754
                                                                 --------------
                 COMMERCIAL PAPER (5) - 26.8%
     5,500,000   Bank of America
                    4.790%, 11/19/07                                  5,486,882
     5,500,000   Barclays Capital
                    5.149%, 11/28/07                                  5,478,942
     5,500,000   Citigroup Funding
                    4.981%, 11/13/07                                  5,490,925
     5,000,000   General Electric Capital
                    4.709%, 12/12/07                                  4,973,350

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

     5,000,000   Toyota Motor Credit
                    4.630%, 11/15/07                                  4,991,017
     4,000,000   UBS Finance
                    5.350%, 11/07/07                                  3,996,460
                                                                 --------------
                 TOTAL COMMERCIAL PAPER
                    (Cost $30,417,576)                               30,417,576
                                                                 --------------
                 MORTGAGE-BACKED
                 OBLIGATIONS - 17.8%
       283,290   AAA Trust, Series 2005-1A,
                    Class 2A1 (1) (2)
                    5.099%, 2/27/35                                     277,796
        84,630   Aames Mortgage Trust,
                    Series 2002-2, Class B (3) (4)
                    6.770%, 3/25/33                                      62,567
       123,048   Ace Securities, Series 2004-FM1,
                    Class M2 (1) (3)
                    6.748%, 9/25/33                                     109,780
     1,560,117   American Home Mortgage Assets,
                    Series 2006-3, Class 1A1 (1)
                    5.903%, 10/25/46                                  1,534,278
       205,000   Ameriquest Mortgage Securities,
                    Series 2003-AR1, Class M3 (1) (3)
                    7.331%, 1/25/33                                     186,864
        33,608   Asset-Backed Funding Certificates,
                    Series 2003-OPT1, Class M3 (1) (3)
                    6.773%, 9/25/32                                      31,688
     1,090,913   Bayview Commercial Asset Trust,
                    Series 2005-3A, Class A1 (1) (2)
                    5.193%, 11/25/35                                  1,051,636
     1,048,821   Bayview Commercial Asset Trust,
                    Series 2005-4A, Class A1 (1) (2)
                    5.173%, 1/25/36                                   1,006,868
       742,973   Bear Stearns Asset-Backed Securities,
                    Series 2006-SD4, Class 3A1 (1)
                    5.913%, 10/25/36                                    676,105
       382,131   CDC Mortgage Capital Trust,
                    Series 2003-HE3, Class M2 (1) (3)
                    6.623%, 11/25/33                                    354,812
     1,387,947   Countrywide Alternative Loan
                    Trust, Series 2007-8CB, Class A1
                    5.500%, 5/25/37                                   1,380,521
        50,708   Countrywide Asset-Backed
                    Certificates, Series 2005-17,
                    Class 4A2A (1)
                    5.133%, 5/25/36                                      49,884
        53,379   Countrywide Asset-Backed
                    Certificates, Series 2006-11,
                    Class 1AF1 (1)
                    4.993%, 9/25/46                                      53,141
        26,042   Countrywide Asset-Backed Certificates,
                    Series 2006-SD2, Class 2A1A (1) (2)
                    5.043%, 11/25/36                                     25,985


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      52

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------
       230,774   Countrywide Asset-Backed Securities,
                    Series 2006-QH1, Class A1A (1) (2)
                    5.073%, 9/25/36                                     229,266
       206,258   First National Loan Corporation Trust,
                    Series 2005-1, Class M2 (1)
                    5.303%, 5/25/35                                     194,406
        46,129   Fremont NIM Trust,
                    Series 2005-B (2) (3) (7)
                    5.500%, 4/25/35                                      16,145
       460,000   GMAC Mortgage Corporation
                    Loan Trust, Series 2004-HE2,
                    Class M1 (1)
                    3.950%, 10/25/33                                    429,921
       853,192   Greenpoint Mortgage Funding
                    Trust, Series 2006-HE1, Class AX (1)
                    5.280%, 3/12/37                                     835,025
       205,706   GRMT Mortgage Loan Trust,
                    Series 2001-1A, Class A5 (2)
                    6.650%, 7/20/31                                     205,093
        21,904   Home Equity Asset Trust,
                    Series 2003-1, Class M3 (1) (3)
                    7.473%, 6/25/33                                      19,919
     1,005,000   Impac Secured Assets Corporation,
                    Series 2006-3, Class A5M (1)
                    5.073%, 11/25/36                                    983,579
     1,298,078   Indymac Index Mortgage Loan
                    Trust, Series 2006-AR13,
                    Class A1 (1)
                    6.079%, 7/25/36                                   1,306,485
       536,182   Lake Country Mortgage Loan
                    Trust, Series 2005-HE1,
                    Class A2 (1) (2)
                    5.253%, 12/25/32                                    532,421
       610,000   Master Asset-Backed Securities
                    Trust, Series 2006-FRE1,
                    Class A2 (1)
                    4.993%, 12/25/35                                    603,167
        12,334   Master Asset-Backed Securities
                    NIM Trust, Series 2005-C10A,
                    Class N1 (2) (3) (6) (7)
                    4.750%, 5/26/35                                         603
           593   Master Asset-Backed Securities
                    NIM Trust, Series 2005-CI9A,
                    Class N1 (2) (3) (7)
                    4.940%, 3/26/35                                         410
        58,640   Master Asset-Backed Securities
                    NIM Trust, Series
                    2005-OPT1 (1) (2) (3) (7)
                    4.956%, 5/26/10                                      53,949
         2,126   Master Asset-Backed Securities
                    NIM Trust, Series 2006-C15A,
                    Class N1 (2) (3) (7)
                    6.280%, 1/26/36                                       1,807
        15,779   Option One Mortgage Loan
                    Trust, Series 2002-3, Class M2 (1)
                    6.568%, 8/25/32                                      12,944

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

         8,454   Option One Mortgage Loan
                    Trust, Series 2002-3, Class M3 (1) (3)
                    7.648%, 8/25/32                                       3,214
       160,782   Option One Mortgage Loan
                    Trust, Series 2003-1, Class M2 (1)
                    7.798%, 2/25/33                                     118,101
        37,415   Option One Mortgage Loan
                    Trust, Series 2003-3, Class M2 (1)
                    6.473%, 6/25/33                                      33,230
       518,636   Provident Bank Home Equity
                    Loan Trust, Series 1999-3, Class A3 (1)
                    5.263%, 1/25/31                                     510,287
     2,321,058   Residential Accredit Loans,
                    Series 2007-QS5, Class A1
                    5.500%, 3/25/37                                   2,314,918
       155,833   Sharps SP I LLC NIM Trust,
                    Series 2005-AS1N, Class NA (2) (3) (7)
                    7.380%, 9/25/35                                      15,583
        26,559   Sharps SP I LLC NIM Trust,
                    Series 2005-HE4N, Class N (2) (3) (7)
                    5.250%, 7/25/35                                       8,615
       206,869   Soundview Home Equity Loan
                    Trust, Series 2003-2, Class A2 (1)
                    5.514%, 11/25/33                                    197,697
     1,300,000   Soundview Home Equity Loan
                    Trust, Series 2006-WF1, Class A2 (4)
                    5.645%, 10/25/36                                  1,280,929
     1,412,696   Structured Asset Securities
                    Corporation, Series 2002-RM1,
                    Class A (1) (2)
                    5.523%, 10/25/37                                  1,410,930
       219,742   Terwin Mortgage Trust,
                    Series 2006-4SL, Class A1 (1) (2)
                    4.500%, 5/25/37                                     208,248
     1,918,439   Wells Fargo Mortgage-Backed
                    Securities, Series 2005-AR9,
                    Class 2A1 (1)
                    4.367%, 5/25/35                                   1,908,940
                                                                 --------------
                 TOTAL MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $20,813,694)                               20,237,757
                                                                 --------------
                 U.S. GOVERNMENT MORTGAGE-
                 BACKED OBLIGATIONS - 15.0%
                 FHLMC (1)
     3,442,393      5.712%, 8/01/34                                   3,478,073
       589,982      5.292%, 10/01/35                                    600,742
                 FNMA (1)
       579,235      7.490%, 10/01/36                                    591,286
     1,863,667      7.476%, 11/01/36                                  1,902,220
     3,833,354      7.475%, 7/01/36                                   3,896,113
       488,615      7.460%, 4/01/36                                     498,028
       808,046      7.431%, 10/01/36                                    823,697
       591,538      7.385%, 9/01/36                                     602,422
       187,167      7.289%, 8/01/36                                     190,093


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      53

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

     1,171,934      6.985%, 10/01/35                                  1,201,818
     1,017,715      6.949%, 11/01/35                                  1,043,600
     2,208,299      4.115%, 4/01/34                                   2,197,682
                                                                 --------------
                 TOTAL U.S. GOVERNMENT
                    MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $17,073,668)                               17,025,774
                                                                 --------------
                 ASSET-BACKED SECURITIES - 2.6%
        68,110   Amortizing Residential Collateral
                    Trust, Series 2002-BC1, Class M1 (1)
                    5.723%, 1/25/32                                      58,266
       400,242   Aspen Funding I, Ltd., Series 2002-1A,
                    Class A1L (1) (2)
                    5.853%, 7/10/37                                     360,218
        11,538   Countrywide Asset-Backed Certificates,
                    Series 2003-1, Class B (1) (3)
                    10.755%, 9/25/32                                      8,152
       104,955   Countrywide Asset-Backed
                    Certificates, Series 2003-1,
                    Class M1 (1)
                    5.998%, 4/25/33                                      86,555
        96,310   Countrywide Asset-Backed
                    Certificates, Series 2003-3, Class 3A (1)
                    5.143%, 11/25/33                                     94,608
       115,667   Countrywide Asset-Backed
                    Certificates, Series 2004-SD3,
                    Class A2 (1) (2)
                    5.423%, 9/25/34                                     109,973
         9,625   Countrywide Asset-Backed
                    Certificates, Series 2005-2N,
                    Class N (2) (3) (7)
                    4.500%, 8/25/36                                       8,942
       480,000   Countrywide Asset-Backed
                    Certificates, Series 2005-5,
                    Class M4 (1)
                    5.673%, 10/25/35                                    436,474
        65,480   Countrywide Asset-Backed
                    Certificates, Series 2005-9N,
                    Class N (2) (3) (6) (7)
                    5.500%, 10/25/36                                      9,822
        51,316   Countrywide Asset-Backed
                    Certificates, Series 2005-
                    AB5N (2) (3) (7)
                    6.000%, 12/29/36                                     25,754
       329,340   Countrywide Home Equity
                    Loan Trust, Series 2003-C, Class A (1)
                    5.361%, 5/15/29                                     324,545
        64,499   Credit Suisse First Boston
                    Mortgage Securities,
                    Series 2005-AGE1, Class A1 (1)
                    5.013%, 2/25/32                                      64,479

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

         9,579   GSAMP Trust, Series 2004-
                    WFN (2) (3) (6) (7)
                    5.000%, 10/25/34                                      1,437
       493,185   Lehman XS Trust,
                    Series 2006-12N, A1A1 (1)
                    4.953%, 8/25/46                                     489,755
       108,646   Saco I Trust, Series 2005-2,
                    Class A (1) (2)
                    5.073%, 4/25/35                                      99,916
        54,178   Structured Asset Investment
                    Loan Trust, Series 2003-BC1,
                    Class M2 (1) (3)
                    7.648%, 1/25/33                                      51,867
        99,741   Structured Asset Investment
                    Loan Trust, Series 2003-BC11,
                    Class M4 (1) (3)
                    7.873%, 10/25/33                                     44,271
       111,237   Structured Asset Investment
                    Loan Trust, Series 2003-BC2,
                    Class M1 (1)
                    5.793%, 4/25/33                                     102,873
       160,000   Structured Asset Investment
                    Loan Trust, Series 2003-BC7,
                    Class M1 (1)
                    5.623%, 7/25/33                                     157,049
        63,810   Structured Asset Investment
                    Loan Trust, Series 2004-1,
                    Class M4 (1) (3)
                    7.623%, 2/25/34                                      19,693
       405,364   Wachovia Loan Trust,
                    Series 2005-SD1, Class A (1) (2)
                    5.233%, 5/25/35                                     392,930
                                                                 --------------
                 TOTAL ASSET-BACKED
                    SECURITIES
                    (Cost $3,308,497)                                 2,947,579
                                                                 --------------
                 CORPORATE OBLIGATION - 0.2%
       300,000   Twin Reefs Pass-Through (1) (2)
                    6.120%, 12/10/09                                    258,807
                                                                 --------------
                 TOTAL CORPORATE
                    OBLIGATION
                    (Cost $300,381)                                     258,807
                                                                 --------------
                 SHORT-TERM INVESTMENT- 0.5%
       588,983   JPMorgan Chase Bank, N.A.
                    Time Deposit (Nassau), 4.44%                        588,983
                                                                 --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $588,983)                                     588,983
                                                                 --------------
                 TOTAL INVESTMENTS - 100.5%
                    (Cost $115,988,776)                             114,184,230
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      54

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

                                                                     Value $
                                                                 --------------

                 OTHER ASSETS LESS
                    LIABILITIES - (0.5)%                               (600,646)
                                                                 --------------
                 NET ASSETS - 100.0%                             $  113,583,584
                                                                 ==============

(1)   Variable Rate Security -- Rate disclosed is as of October 31, 2007.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $8,280,427, representing 7.3% of the net assets of the Fund.

(3) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $1,324,023, representing 1.2% of the net assets of the Fund.

(4) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2007.

(5) The rate shown represents the security's effective yield at time of purchase.

(6)   Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(7)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements.)

FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
IO -- Interest Only Security - principal amount represents notional amount. LLC -- Limited Liability Company
Ltd. -- Limited
NIM -- Net Interest Margin


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      55

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

     Principal
     Amount (a)                                                       Value $
     ----------                                                    ------------

                    COMMERCIAL PAPER (5) - 26.2%
                    Bank Nederlandse Gemeenten
      1,000,000        4.910%, 11/02/07                                 999,864
      1,000,000        4.485%, 12/03/07                                 996,153
      1,000,000     European Investment Bank
                       4.650%, 11/02/07                                 999,872
                    KFW International Finance
      1,000,000        4.690%, 11/02/07                                 999,870
      1,000,000        4.440%, 12/03/07                                 996,191
                    Rabobank
      1,000,000        4.880%, 11/02/07                                 999,865
      1,000,000        4.569%, 12/03/07                                 996,080
      1,000,000     Republic of Austria
                       4.310%, 12/03/07                                 996,302
      1,000,000     Reseau Ferre
                       4.850%, 11/02/07                                 999,866
                                                                   ------------
                  TOTAL COMMERCIAL PAPER
                    (Cost $8,984,063)                                 8,984,063
                                                                   ------------
                    U.S. GOVERNMENT MORTGAGE-
                    BACKED OBLIGATIONS - 23.3%
      1,000,000     FFCB (2)
                       4.374%, 11/05/07                                 999,510
          3,669     FHLMC
                       5.500%, 7/01/37                                    3,612
      2,185,272     FHLMC Gold
                       5.000%, 5/01/37                                2,098,182
      2,476,036     FNMA
                       5.000%, 1/01/22                                2,438,108
      2,500,000     FNMA TBA
                       5.000%, 11/25/22                               2,461,328
                                                                   ------------
                  TOTAL U.S. GOVERNMENT
                    MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $7,913,212)                                 8,000,740
                                                                   ------------
                    U.S. TREASURY
                    OBLIGATIONS (6) - 20.9%
      4,270,000     U.S. Treasury Bonds
                       5.125%, 5/15/16                                4,481,498
                    U.S. Treasury Notes
        200,000        4.750%, 8/15/17                                  204,469
         80,000        4.750%, 2/15/37                                   79,981
      1,985,000        4.625%, 7/31/12                                2,025,319
        110,000        4.250%, 9/30/12                                  110,464
        270,000        4.125%, 8/31/12                                  269,810
                                                                   ------------
                  TOTAL U.S. TREASURY
                    OBLIGATIONS
                    (Cost $7,076,673)                                 7,171,541
                                                                   ------------
     Principal
     Amount (a)                                                       Value $
     ----------                                                    ------------

                    FOREIGN BONDS - 16.6%
        100,000     Credit Suisse
                        8.000%, 2/22/10                                  99,755
EGP     950,000     Egypt Treasury Bill (2)
                       7.100%, 1/15/08                                  170,140
        120,000     Export Import Bank of Ukraine
                       7.650%, 9/07/11                                  121,860
EUR     140,000     German Treasury Bill (2)
                       3.755%, 12/12/07                                 201,953
EUR     310,000     Kingdom of Morocco
                       5.000%, 7/08/08                                  450,627
        100,000     Majapahit Holding
                       7.250%, 10/17/11                                 101,866
MYR   2,350,000     Malaysian Government
                       3.869%, 4/13/10                                  711,509
MXP   8,610,000     Mexican Fixed Rate Bond
                       10.000%, 12/05/24                                974,908
EUR      60,000     NXP Funding LLC (3)
                       7.482%, 10/15/13                                  81,055
         62,813     Republic of Argentina Series V
                       7.000%, 3/28/11                                   60,128
BRL     297,000     Republic of Brazil
                       10.250%, 1/10/28                                 172,372
        200,000     RSHB Capital
                       6.875%, 11/29/10                                 203,013
SEK  12,145,000     Swedish Government
                       5.500%, 10/08/12                               2,016,579
                    VTB Capital Series E, MTN (3)
EUR     170,000        5.350%, 3/13/09                                  243,079
EUR      70,000        4.250%, 2/15/16                                   96,113
                                                                   ------------
                  TOTAL FOREIGN BONDS
                    (Cost $5,612,836)                                 5,704,957
                                                                   ------------
                    CORPORATE
                    OBLIGATIONS (6) - 8.3%
        140,000     Adaro Finance
                       8.500%, 12/08/10                                 149,760
         25,000     AGY Holdings (4)
                       11.000%, 11/15/14                                 24,750
         50,000     AK Steel
                       7.750%, 6/15/12                                   51,250
         25,000     American Media Operation Series B
                       10.250%, 5/01/09                                  24,000
         75,000     Avnet
                       6.625%, 9/15/16                                   77,683
         20,000     Belden
                       7.000%, 3/15/17                                   20,400
         20,000     Broadview Networks Holdings (4)
                       11.375%, 9/01/12                                  21,300
         45,000     Buffalo Thunder Development
                       Authority (4)
                       9.375%, 12/15/14                                  42,300
        100,000     Centercredit International (4)
                       8.625%, 1/30/14                                   87,500
         60,000     Chesapeake Energy
                       7.000%, 8/15/14                                   60,600


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      56

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

     Principal
     Amount (a)                                                       Value $
     ----------                                                    ------------

         70,000     Claymont Steel
                       8.875%, 2/15/15                                   66,150
         35,000     CRC Health
                       10.750%, 2/01/16                                  37,275
         20,000     Dynegy Holdings (4)
                       7.750%, 6/01/19                                   18,875
         77,486     Elwood Energy LLC
                       8.159%, 7/05/26                                   79,797
        100,000     Empire Capital Resources (4)
                       9.375%, 12/15/11                                 107,250
                    Enterprise Products Operations (3)
         45,000        8.375%, 8/01/66                                   46,915
         40,000        7.034%, 1/15/68                                   36,828
         95,000     Erac USA Finance (4)
                       7.000%, 10/15/37                                  93,775
         10,000     Ford Motor
                       7.450%, 7/16/31                                    7,900
                    Freeport-McMoRan
         60,000        8.375%, 4/01/17                                   65,850
         10,000        8.250%, 4/01/15                                   10,825
         25,000     General Cable (3)
                       7.606%, 4/01/15                                   24,813
        200,000     Goldman Sachs Group
                       6.750%, 10/01/37                                 201,399
         25,000     Hornbeck Offshore Service Series B
                       6.125%, 12/01/14                                  23,938
        430,000     HSBC Holdings
                       6.500%, 9/15/37                                  427,425
         50,000     Lyondell Chemical
                       6.875%, 6/15/17                                   55,250
         55,000     MarkWest Energy Partners
                       8.500%, 7/15/16                                   55,275
         40,000     Mosaic (4)
                       7.375%, 12/01/14                                  42,500
         35,000     Neff
                       10.000%, 6/01/15                                  25,375
         25,000     Nevada Power Series O
                       6.500%, 5/15/18                                   26,151
         20,000     NRG Energy
                       7.375%, 1/15/17                                   19,950
         25,000     Penske Auto Group
                       7.750%, 12/15/16                                  24,438
         75,000     Petroplus Finance (4)
                       7.000%, 5/01/17                                   70,875
         30,000     PNA Group
                       10.750%, 9/01/16                                  30,825
         15,000     Residential Capital LLC (3)
                       7.800%, 11/21/08                                  12,656
         10,000     Reynolds American
                       7.625%, 6/01/16                                   10,869
         30,000     RSC Equipment Rental
                       9.500%, 12/01/14                                  28,987
         45,000     San Pasqual Casino (4)
                       8.000%, 9/15/13                                   45,675

      Principal
      Amount (a)                                                      Value $
     ----------                                                    ------------
                    Seagate Technology Holding
         45,000        6.800%, 10/01/16                                  44,437
         20,000        6.375%, 10/01/11                                  19,950
         15,000     Senior Housing Trust REIT
                       8.625%, 1/15/12                                   16,275
         20,000     Snoqualmie (4)
                       9.125%, 2/01/15                                   19,750
         30,000     Spansion LLC (3) (4)
                       8.746%, 6/01/13                                   28,575
         35,000     Stallion Oilfield (4)
                       9.750%, 2/01/15                                   33,250
         55,000     Stena
                       7.500%, 11/01/13                                  55,000
        300,000     Stingray Pass Through Trust (4)
                       5.902%, 1/12/15                                  222,383
         50,000     Sunstate Equipment (4)
                       10.500%, 4/01/13                                  48,250
         20,000     Teppco Partners (3)
                       7.000%, 6/01/67                                   18,118
         25,000     Vitamin Shoppe (3)
                       13.058%, 11/15/12                                 26,250
         55,000     Williams Series A
                       7.500%, 1/15/31                                   58,300
                                                                   ------------
                  TOTAL CORPORATE
                    OBLIGATIONS
                    (Cost $2,942,737)                                 2,847,922
                                                                   ------------
                    MORTGAGE-BACKED
                    OBLIGATIONS - 6.2%
        370,000     Bear Stearns Commercial Mortgage
                       Securities, Series 2006-T22,
                       Class A4 (3)
                       5.466%, 4/12/38                                  370,960
        766,255     Countrywide Alternative Loan
                       Trust, Series 2007-25, Class  1A2
                       6.500%, 11/25/37                                 761,226
EUR      81,246     Gracechurch Card PLC,
                       Series 2006-A, Class A1 (3)
                       6.707%, 10/15/12                                 115,547
         56,261     Master Asset-Backed Securities
                       NIM Trust, Series 2006-CI23,
                       Class N1 (1) (4) (7)
                       7.250%, 8/25/36                                    6,751
          8,648     Meritage Mortgage Loan Trust,
                       Series 2004-1, Class B1 (1) (3) (4) (7)
                       10.381%, 7/25/34                                     134
         11,014     New Century Home Equity Loan
                       Trust, Series 2003-3, Class M5 (3) (7)
                       7.205%, 7/25/33                                    3,058
         28,000     Park Place Securities, Series 2004-
                       WCW1, Class N8 (3) (7)
                       8.373%, 9/25/34                                   19,883


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      57

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

     Principal
     Amount (a)                                                       Value $
     ----------                                                    ------------

         47,865     Sharps SP I LLC NIM Trust,
                       Series 2006-HE3N,
                       Class NA (1) (4) (7)
                       6.400%, 6/25/36                                    1,915
        870,000     Wachovia Bank Commercial
                       Mortgage Trust, Series 2007-C30,
                       Class A5
                       5.342%, 12/15/43                                 850,448
                                                                   ------------
                  TOTAL MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $2,220,416)                                 2,129,922
                                                                   ------------
                    COLLATERALIZED MORTGAGE
                    OBLIGATION - 0.4%
        160,000     Morgan Stanley Capital I,
                       Series 2003-T11, Class A3
                       4.850%, 6/13/41                                  158,887
                                                                   ------------
                  TOTAL COLLATERALIZED
                    MORTGAGE OBLIGATION
                    (Cost $156,368)                                     158,887
                                                                   ------------
                  SHORT-TERM INVESTMENT - 13.9%
      4,760,871   JPMorgan Chase Bank,
                       N.A. Time Deposit (Nassau),
                       4.44%                                          4,760,871
                                                                   ------------
                  TOTAL SHORT-TERM INVESTMENT
                    (Cost $4,760,871)                                 4,760,871
                                                                   ------------
                  TOTAL INVESTMENTS - 115.8%
                    (Cost $39,667,176)                               39,758,903
                                                                   ------------
                  OTHER ASSETS LESS
                    LIABILITIES - (15.8)%                            (5,437,193)
                                                                   ------------
                  NET ASSETS - 100.0%                              $ 34,321,710
                                                                   ============

(a)   Principal amount denominated in U.S. dollars unless otherwise indicated.

(1)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements.)

(2) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(3)   Variable Rate Security -- Rate disclosed is as of October 31, 2007.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $915,808, representing 2.7% of the net assets of the Fund.

(5) The rate shown represents the security's effective yield at time of purchase.

(6) Security, or portion of security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(7) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $31,741 representing 0.1% of the net assets of the Fund.

BRL -- Brazilian Real
CZK -- Czech Koruna
EGP -- Egyptian Pound
EUR -- Euro
Euribor -- Euro Inter-Bank Offered Rate
FFCB -- Federal Farm Credit Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
LLC -- Limited Liability Company
LIBOR -- London InterBank Offered Rate
MTN -- Medium Term Note
MXP -- Mexican New Peso
MYR -- Malaysian Ringgit
NIM -- Net Interest Margin
PLC -- Public Limited Company
PLZ -- Polish Zloty
PRIBOR -- Prague InterBank Offered Rate
REIT -- Real Estate Investment Trust
SEK -- Swedish Krona
TBA -- To Be Announced
USD -- United States Dollar
WIBOR -- Warsaw InterBank Offered Rate

--------------------------------------------------------------------------------
FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of October 31, 2007:

                                                                       NET
                           NUMBER                                  UNREALIZED
                             OF                     EXPIRATION    APPRECIATION
                         CONTRACTS       VALUE         DATE      (DEPRECIATION)
--------------------------------------------------------------------------------
LONG:
   3-Month
     Euribor                 74      $ 25,616,498       Mar-08     $ (32,677)
   U.S. Treasury
     5 Year Note            103        11,056,406       Dec-07        42,700
   Euro-Bund                  7         1,149,275       Dec-07         9,355
   U.S. Treasury
   10 Year Note               4           440,063       Dec-07         4,682
                                                                   ---------
                                                                      24,060
SHORT:
   Euro-Bobl                 14         2,184,565       Dec-07         6,383
   Euro-Schatz                1           149,521       Dec-07           254
   U.S. Treasury
     5 Year Note              3           322,031       Dec-07        (1,293)
   U.S. Treasury
     10 Year Note            27         2,970,422       Dec-07        16,586
   U.S. Long
     Bond                    10         1,125,938       Dec-07       (19,233)
                                                                   ---------
                                                                       2,697
                                                                   ---------
                                                                   $  26,757
                                                                   =========


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      58

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund had the following forward foreign currency contracts outstanding at October 31, 2007:

                                                                 NET UNREALIZED
SETTLEMENT                                                        APPRECIATION
DATE                 CURRENCY TO DELIVER   CURRENCY TO RECEIVE   (DEPRECIATION)
--------------------------------------------------------------------------------
1/11/08              USD         139,942   EUR          98,000     $   2,150
11/26/07             USD         709,390   MYR       2,370,000         2,416
1/11/08              EUR         359,037   USD         509,000       (11,575)
1/11/08              EUR       1,079,228   USD       1,530,000       (34,794)
11/26/07             MYR       2,370,000   USD         701,495       (10,311)
1/11/08              SEK      13,000,000   USD       2,036,232       (13,594)
1/11/08              MXP      10,660,000   USD         988,873        (6,590)
                                                                   ---------
                                                                   $ (72,298)
                                                                   =========

A summary of the outstanding Credit Default Swap agreements held by the Fund at October 31, 2007 is as follows:

                                                                                                               NET UNREALIZED
                                                                                    EXPIRATION      NOTIONAL    APPRECIATION
DESCRIPTION                                                                            DATE         AMOUNT     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Fund pays quarterly 0.085% (0.34% per annum) times notional amount of Altria
   Group, Inc. 7.00% 11/4/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Morgan Stanley)                                                      9/20/12    $   125,000      $  (208)

Fund pays quarterly 0.0875% (0.35% per annum) times notional amount of CDX IG
   Index Series 8. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty: Morgan
   Stanley)                                                                            6/20/12    $   100,000         (810)

Fund pays quarterly 0.13% (0.52% per annum) times notional amount of CenturyTel,
   Inc. 7.875% 8/15/12. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty:
   Royal Bank of Scotland)                                                             9/20/12    $   115,000         (436)

Fund receives quarterly payment of 0.14125% (0.565% per annum) times notional amount of Fiat Finance & Trade 6.625% 2/15/13. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                         9/20/12    EUR 125,000          154

Fund receives quarterly payment of 1.5625% (6.25% per annum) times notional amount of Ford Motor Company 6.50% 8/1/18. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: JP Morgan)                                               9/20/08    $   100,000        3,268

Fund receives quarterly 1.0375% (4.15% per annum) times notional amount of
   General Motors Corp. 7.125% 7/15/13. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                     9/20/08    $   150,000        2,293

Fund pays quarterly 0.9375% (3.75% per annum) times notional amount of iTraxx
   Europe Crossover 5 Year Index Series 8. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable
   obligation. (Counterparty: JP Morgan)                                              12/20/12    EUR 250,000       12,111

Fund receives quarterly 0.7875% (3.15% per annum) times notional amount of
   Nordic Telephone Company Holdings 8.25% 5/1/16. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                         9/20/12    EUR  35,000          359

Fund receives semi-annually 1.135% (2.27% per annum) times notional amount of
   Republic of Argentina 8.28% 12/31/33. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: JP Morgan)                                                          11/20/11    $    53,000       (1,491)

Fund receives semi-annually 1.765% (3.53% per annum) times notional amount of
   Republic of Argentina 8.28% 12/31/33. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                    10/20/12    $   310,000          110

Fund receives quarterly 0.17% (0.68% per annum) times notional amount of
   Reynolds American Inc. 7.625% 6/1/16. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Morgan Stanley)                                                      6/20/12    $    75,000          299

Fund receives quarterly 0.9375% (3.75% per annum) times notional amount of
   Univision Communications Inc. 7.85% 7/15/11. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                         9/20/08    $   150,000        2,886
                                                                                                                   -------
                                                                                                                   $18,535
                                                                                                                   =======


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      59

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

A summary of the outstanding Interest Rate Swap agreements held by the Fund at October 31, 2007 is as follows:

                                                                                                                   NET UNREALIZED
                                                                                    EXPIRATION       NOTIONAL      APPRECIATION
DESCRIPTION                                                                           DATE            AMOUNT       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive fixed rate of 3.85% and pay floating rate based on 6-month CZK PRIBOR.
   (Counterparty: JP Morgan)                                                         10/24/09    CZK 120,230,000      $(11,147)
Receive fixed rate of 4.225% and pay floating rate based on 6-month CZK PRIBOR.
   (Counterparty: JP Morgan)                                                         10/18/12     CZK 43,790,000        10,038
Receive floating rate based on 6-month CZK PRIBOR and pay fixed rate of 4.32%.
   (Counterparty: JP Morgan)                                                         10/24/17     CZK 22,400,000         3,689
Receive fixed rate of 5.9125% and pay floating rate based on 6-month GBP LIBOR.
   (Counterparty: Royal Bank of Scotland)                                            10/11/09      GBP 6,380,000        33,494
Receive floating rate based on 6-month GBP LIBOR and pay fixed rate of 5.475%.
   (Counterparty: Royal Bank of Scotland)                                            10/11/17      GBP 1,240,000       (13,209)
Receive floating rate based on 6-month PLZ WIBOR and pay fixed rate of 5.705%.
   (Counterparty: JP Morgan)                                                         10/18/12      PLZ 6,280,000       (12,731)
                                                                                                                      --------
                                                                                                                      $ 10,134
                                                                                                                      ========


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      60

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 U.S. GOVERNMENT MORTGAGE-
                 BACKED OBLIGATIONS - 27.4%
                 FHLMC
       415,091      6.500%, 7/01/32                                     427,596
     2,407,745      5.500%, 6/01/37                                   2,346,343
                 FHLMC Gold
        31,831      6.000%, 12/01/28                                     32,267
       296,718      5.500%, 12/01/34                                    292,756
       667,022      5.000%, 7/01/33                                     641,970
     2,223,494      5.000%, 8/01/33                                   2,139,987
         2,313      5.000%, 5/01/37                                       2,221
       312,220      4.500%, 3/01/19                                     302,323
            64   FHLMC IO (3)
                    565.200%, 1/15/22                                       783
                 FNMA
       145,585      7.500%, 12/01/29                                    154,435
        18,287      7.000%, 12/01/10                                     18,487
        38,682      6.000%, 12/01/28                                     39,244
       180,336      6.000%, 12/01/28                                    182,958
       314,382      6.000%, 10/01/29                                    318,802
       319,384      5.500%, 10/01/32                                    315,699
       368,365      5.500%, 1/01/33                                     364,114
     2,902,422      5.500%, 7/01/33                                   2,868,286
     1,187,525      5.500%, 7/01/34                                   1,172,744
     1,629,048      5.000%, 1/01/22                                   1,604,094
       720,038      4.500%, 10/01/33                                    672,584
       125,000      4.250%, 5/15/09                                     124,787
                 GNMA
        34,556      8.000%, 11/15/17                                     36,463
        24,028      8.000%, 6/15/26                                      25,567
       160,187      7.000%, 9/15/23                                     168,890
     3,951,037      6.000%, 9/20/37                                   3,990,070
       559,118      5.500%, 1/15/34                                     556,128
       264,777      5.500%, 9/20/34                                     261,955
       701,168      5.500%, 1/15/35                                     697,207
                                                                 --------------
                 TOTAL U.S. GOVERNMENT
                    MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $19,643,264)                               19,758,760
                                                                 --------------
                 U.S. TREASURY
                 OBLIGATIONS (4) - 21.5%
                 U.S. Treasury Notes
     1,945,000      4.750%, 8/15/17                                   1,988,459
     1,180,000      4.750%, 2/15/37                                   1,179,724
     5,009,000      4.250%, 9/30/12                                   5,031,701
       230,000      4.250%, 8/15/14                                     229,569
     7,110,000      4.000%, 8/31/09                                   7,117,224
                                                                 --------------
                 TOTAL U.S. TREASURY
                    OBLIGATIONS
                    (Cost $15,481,654)                               15,546,677
                                                                 --------------

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 COMMERCIAL PAPER (5) - 18.7%
     3,000,000   Barclays Capital
                    5.149%, 11/28/07                                  2,988,514
     2,500,000   Citigroup Funding
                    4.981%, 11/13/07                                  2,495,875
     3,500,000   Deutsche Bank
                    4.790%, 11/01/07                                  3,500,000
     3,000,000   General Electric Capital
                    4.750%, 12/12/07                                  2,983,873
     1,500,000   UBS Finance
                    5.308%, 11/07/07                                  1,498,683
                                                                 --------------
                 TOTAL COMMERCIAL PAPER
                    (Cost $13,466,945)                               13,466,945
                                                                 --------------
                 CORPORATE OBLIGATIONS - 15.7%
       370,000   American Capital Strategy
                    6.850%, 8/01/12                                     381,217
       145,000   American General Finance MTN
                    5.750%, 9/15/16                                     142,377
        45,000   Assured Guaranty
                    7.000%, 6/01/34                                      48,759
       345,000   Assured Guaranty, Series A (2)
                    6.400%, 12/15/66                                    339,283
        70,000   Avnet
                    6.625%, 9/15/16                                      72,504
        85,000   BBVA International (1) (2)
                    5.919%, 4/18/17                                      78,477
       285,000   BellSouth
                    4.750%, 11/15/12                                    280,410
       165,000   Burlington North Santa Fe
                    6.150%, 5/01/37                                     163,557
       100,000   Centercredit International (1)
                    8.625%, 1/30/14                                      87,500
       100,000   Chukchansi Economic Development (1) (2)
                    8.859%, 11/15/12                                    100,500
       160,000   Cisco Systems
                    5.500%, 2/22/16                                     160,885
       295,000   Citigroup
                    5.125%, 2/14/11                                     295,447
       190,000   Cleveland Electric Illumination
                    5.700%, 4/01/17                                     186,016
       345,000   Colonial Realty LP
                    5.500%, 10/01/15                                    324,062
       200,000   Colorado Interstate Gas
                    6.800%, 11/15/15                                    208,635
       320,000   Corp. Andina de Fomento
                    5.750%, 1/12/17                                     315,622
       280,000   Credit Suisse USA
                    5.500%, 8/16/11                                     283,471
       100,000   CSX
                    6.150%, 5/01/37                                      95,368
        85,000   Enterprise Products Operations (2)
                    8.375%, 8/01/66                                      88,617


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      61

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

       205,000   Erac USA Finance (1)
                    7.000%, 10/15/37                                    202,356
        60,000   FTI Consulting
                    7.625%, 6/15/13                                      62,100
       125,000   Gaz Capital (1)
                    6.212%, 11/22/16                                    123,562
       175,000   General Electric Capital MTN
                    5.625%, 9/15/17                                     177,038
       165,000   General Electric Capital MTN, Series A
                    5.875%, 2/15/12                                     170,066
        75,000   Gerdau Ameristeel
                    10.375%, 7/15/11                                     79,313
                 Goldman Sachs Group
       300,000      6.750%, 10/01/37                                    302,098
       260,000      5.450%, 11/01/12                                    261,834
       115,000   Greif
                    6.750%, 2/01/17                                     114,712
       480,000   GTL Trade Finance (1)
                    7.250%, 10/20/17                                    486,114
       135,000   Health Care REIT
                    6.200%, 6/01/16                                     130,401
       155,000   Hospitality Property Trust REIT
                    5.625%, 3/15/17                                     145,472
       500,000   HSBC Holdings
                    6.500%, 9/15/37                                     497,006
       100,000   Icici Bank Limited (1)
                    6.625%, 10/03/12                                    100,905
       105,000   Industrial Bank of Korea (1) (2)
                    4.000%, 5/19/14                                     103,492
       215,000   ITC Holdings (1)
                    5.875%, 9/30/16                                     215,443
       155,000   JC Penney
                    7.400%, 4/01/37                                     166,022
        70,000   Korea Development Bank
                    3.875%, 3/02/09                                      68,723
       380,000   Lehman Brothers Holdings
                    6.500%, 7/19/17                                     383,388
       185,000   Lehman Brothers Holdings MTN
                    5.250%, 2/06/12                                     182,681
       240,000   Magellan Misdstream Partners
                    6.400%, 5/01/37                                     238,894
       125,000   Nevada Power
                    5.875%, 1/15/15                                     126,019
       255,000   NXP Funding LLC
                    7.875%, 10/15/14                                    250,219
       245,000   Oneok Partners LP
                    6.150%, 10/01/16                                    248,434
       100,000   Petroplus Finance (1)
                    6.750%, 5/01/14                                      95,500
       250,000   Ras Laffan Liquefied Natural Gas II (1)
                    5.298%, 9/30/20                                     241,975
       185,000   Residential Capital LLC (2)
                    7.800%, 11/21/08                                    156,094
       260,000   Reynolds America
                    7.250%, 6/15/37                                     277,730

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

       195,000   Reynolds American
                    7.625%, 6/01/16                                     211,949
       125,000   Safeway
                    6.350%, 8/15/17                                     129,638
       280,000   Senior Housing Trust REIT
                    8.625%, 1/15/12                                     303,800
       300,000   Stingray Pass Through Trust (1)
                    5.902%, 1/12/15                                     222,383
       200,000   UBS AG Stamford Connecticut
                    5.875%, 7/15/16                                     208,614
       220,000   Unicredito Luxemburg Finance (1) (2)
                    5.584%, 1/13/17                                     215,956
                 Ventas Realty REIT LP
        80,000      7.125%, 6/01/15                                      82,000
        60,000      6.500%, 6/01/16                                      59,550
       270,000   Xerox
                    5.500%, 5/15/12                                     270,348
                 Yum! Brands
       170,000   6.875%, 11/15/37                                       170,407
       170,000      6.250%, 3/15/18                                     170,713
                                                                 --------------
                 TOTAL CORPORATE OBLIGATIONS
                    (Cost $11,374,808)                               11,305,656
                                                                 --------------
                 COLLATERALIZED MORTGAGE
                 OBLIGATIONS - 12.8%
     1,550,000   Bear Stearns Commercial Mortgage
                    Securities, Series 2004-PWR3,
                    Class A4
                    4.715%, 2/11/41                                   1,491,714
       870,000   Bear Stearns Commercial Mortgage
                    Securities, Series 2005-T18,
                    Class A4 (2)
                    4.933%, 2/13/42                                     836,030
       274,794   Citigroup Mortgage Loan Trust,
                    Series 2003-1, Class WA2
                    6.500%, 6/25/31                                     278,681
       465,549   Citigroup Mortgage Loan Trust,
                    Series 2003-UP3, Class A2
                    7.000%, 9/25/33                                     478,815
       422,469   Citigroup Mortgage Loan Trust,
                    Series 2005-1, Class 3A1
                    6.500%, 4/25/35                                     430,035
     2,025,307   Countrywide Alternative Loan Trust,
                    Series 2005-65CB, Class 1A7
                    5.500%, 1/25/36                                   2,024,691
     1,930,563   Countrywide Alternative Loan Trust,
                    Series 2007-25, Class 1A2
                    6.500%, 11/25/37                                  1,917,894
     1,255,000   Morgan Stanley Capital I,
                    Series 2003-T11, Class A3
                    4.850%, 6/13/41                                   1,246,270
       520,000   Morgan Stanley Capital I,
                    Series 2004-T15, Class A4 (2)
                    5.270%, 6/13/41                                     515,022


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      62

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

        22,798   Salomon Brothers Mortgage Securities
                    VII, Series 2001-CPB1, Class A (2)
                    7.552%, 12/25/30                                     22,714
                                                                 --------------
                 TOTAL COLLATERALIZED
                    MORTGAGE OBLIGATIONS
                    (Cost $9,210,714)                                 9,241,866
                                                                 --------------
                 MORTGAGE-BACKED
                 OBLIGATIONS - 7.5%
        27,135   Fremont NIM Trust,
                    Series 2005-B (1) (3) (6)
                    5.500%, 4/25/35                                       9,497
        26,177   Home Equity Asset Trust,
                    Series 2003-1, Class B2 (2) (3)
                    9.755%, 6/25/33                                       1,506
     1,410,000   Merrill Lynch Mortgage Trust,
                    Series 2002-MW1, Class A4
                    5.619%, 7/12/34                                   1,428,543
     1,330,000   Merrill Lynch Mortgage Trust,
                    Series 2004-BPC1, Class A3 (2)
                    4.467%, 10/12/41                                  1,295,595
       800,000   Merrill Lynch Mortgage Trust,
                    Series 2006-C1, Class A3 (2)
                    5.659%, 5/12/39                                     808,777
        18,934   Option One Mortgage Loan Trust,
                    Series 2002-3, Class M2 (2)
                    6.568%, 8/25/32                                      15,533
        87,809   Residential Accredit Loans,
                    Series 1999-QS4, Class A1
                    6.250%, 3/25/14                                      87,453
        53,727   Structured Asset Investment Loan
                    Trust, Series 2003-BC11,
                    Class M4 (2) (3)
                    7.873%, 10/25/33                                     23,847
        29,626   Structured Asset Investment Loan
                    Trust, Series 2004-1, Class M4 (2) (3)
                    7.623%, 2/25/34                                       9,143
     1,780,000   Wachovia Bank Commercial Mortgage
                    Trust, Series 2005-C19, Class A5
                    4.661%, 5/15/44                                   1,724,234
                                                                 --------------
                 TOTAL MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $5,424,300)                                 5,404,128
                                                                 --------------
                 ASSET-BACKED SECURITIES - 0.2%
        37,324   Hedged Mutual Fund Fee Trust,
                    Series 2003-1A, Class 2 (1) (2) (3) (6)
                    5.220%, 11/30/10                                     37,138
       106,312   Hedged Mutual Fund Fee Trust,
                    Series 2003-2, Class 2 (1) (2) (3) (6)
                    4.840%, 3/02/11                                     105,780
                                                                 --------------
                 TOTAL ASSET-BACKED
                    SECURITIES
                    (Cost $143,464)                                     142,918
                                                                 --------------

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 SHORT-TERM INVESTMENT - 2.4%
     1,726,245   JPMorgan Chase Bank, N.A.
                    Time Deposit (Nassau), 4.44%                      1,726,245
                                                                 --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $1,726,245)                                 1,726,245
                                                                 --------------
                 TOTAL INVESTMENTS - 106.2%
                    (Cost $76,471,394)                               76,593,195
                                                                 --------------
                 OTHER ASSETS LESS
                    LIABILITIES - (6.2)%                             (4,482,696)
                                                                 --------------
                 NET ASSETS - 100.0%                             $   72,110,499
                                                                 ==============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $2,426,578, representing 3.4% of the net assets of the Fund.

(2)   Variable Rate Security -- Rate disclosed is as of October 31, 2007.

(3) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $187,694 representing 0.3% of the net assets of the Fund.

(4) Security, or portion of the security, has been pledged as collateral on mortgage dollar rolls.

(5) The rate shown represents the security's effective yield at time of purchase.

(6)   Security considered restricted. (See Note 2 in notes to Financial
      Statements.)

FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only Security
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
NIM -- Net Interest Margin
REIT -- Real Estate Investment Trust

--------------------------------------------------------------------------------
FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of October 31, 2007:

                            NUMBER                               NET UNREALIZED
                              OF                    EXPIRATION    APPRECIATION
                          CONTRACTS     VALUE          DATE      (DEPRECIATION)
--------------------------------------------------------------------------------
LONG:
   U.S. Treasury
      5 Year Note            114      $12,237,188     Dec-07        $ 50,729
SHORT:
   U.S. Long Bond              3          335,246     Dec-07          (2,535)
                                                                    --------
                                                                    $ 48,194
                                                                    ========


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      63

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 MUNICIPAL BONDS - 97.4%
                 ALABAMA - 0.9%
                 Alabama Private Colleges &
                    Universities Facilities RB,
                    Tuskegee University Project,
                    Assured Guaranty
     2,000,000      4.750%, 9/01/26                                   2,028,760
       470,000      4.000%, 9/01/13                                     476,011
       425,000      3.950%, 9/01/12                                     429,760
       250,000   Crenshaw County, Industrial
                    Development Board RB, Sister
                    Schuberts Project, AMT,
                    Pre-Refunded @ 100,
                    (LOC: AmSouth Bank
                    of Alabama) (1) (2) (3) (4)
                    5.600%, 3/01/08                                     250,763
       775,000   Jefferson County, Limited
                    Obligation School RB Warrants,
                    Series A
                    5.250%, 1/01/15                                     834,458
       630,000   Jefferson County, Multi-Family
                    Housing Authority RB Warrants,
                    Mitchell Investments, Series A,
                    (LOC: Regions Bank)
                    5.400%, 9/01/12                                     643,293
     1,300,000   Montgomery, Educational Building
                    Authority RB, Faulkner
                    University Project, RADIAN
                    5.250%, 10/01/32                                  1,310,062
                                                                 --------------
                                                                      5,973,107
                 ARIZONA - 5.3%
    12,000,000   Arizona Health Facilities, Banner
                    Health RB, Series B (6)
                    4.315%, 1/01/37                                  11,154,480
       275,000   Phoenix, Industrial Development
                    Authority RB, Hacienda
                    Sunnyslope Project, Series A,
                    AMT, GNMA
                    4.350%, 7/20/15                                     277,137
    20,000,000   Phoenix, Industrial Development
                    Authority RB, Series 2007-3,
                    AMT, GNMA, FNMA, FHLMC
                    5.625%, 5/01/39                                  20,955,400
       180,000   Pinal County, Industrial
                    Development Authority RB,
                    Florence West Prison, Series B, ACA (8)
                    5.250%, 10/01/08                                    180,679
     1,175,000   Scottsdale, Industrial Authority,
                    Memorial Hospitals, AMBAC, ETM
                    5.500%, 9/01/12                                   1,236,370
     1,170,000   State Health Facilities Authority
                    RB, Phoenix Baptist Hospital
                    & Medical Center, MBIA, ETM
                    6.250%, 9/01/11                                   1,209,452

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

       760,000   Tucson & Pima County,
                    Industrial Development
                    Authority RB, Series B, AMT,
                    GNMA, FNMA, FHLMC
                    4.600%, 12/01/30                                    773,596
                                                                 --------------
                                                                     35,787,114
                 ARKANSAS - 3.8%
       570,000   Baxter County, Hospital Revenue
                    Authority RB, Refunding &
                    Improvement Project, Series A
                    5.375%, 9/01/14                                     578,915
     4,240,000   Cabot, Sales & Use Tax RB, XLCA
                    4.300%, 12/01/31                                  4,291,855
       340,000   Centerton, Sales & Use Tax RB
                    4.500%, 3/01/35                                     327,046
     1,000,000   Drew County, Industrial
                    Development RB, JP Price
                    Lumber Project, Series B,
                    ADFA, AMT
                    5.000%, 2/01/16                                   1,029,140
     2,730,000   Fayetteville, Sales & Use Tax RB,
                    Capital Improvement,
                    Series A, FSA
                    3.000%, 11/01/20                                  2,381,789
                 Heber Springs, Sales & Use
                    Tax RB, CIFG
     1,240,000      4.700%, 6/01/30                                   1,249,536
     1,205,000      4.650%, 6/01/27                                   1,214,628
     1,000,000   Howard County, Sales & Use
                    Tax RB, RADIAN
                    4.250%, 6/01/47                                     852,340
     1,300,000   Little Rock, Library Construction
                    GO, Series A
                    4.250%, 3/01/23                                   1,286,350
    10,015,000   Magnolia, Sales & Use Tax RB, CIFG
                    4.500%, 8/01/37                                   9,633,128
       250,000   Pine Bluff, Industrial Development RB,
                    Weyerhaeuser Project
                    5.500%, 11/01/07                                    250,000
       370,000   Scott County, Sales & Use Tax RB,
                    Correctional Facility Improvements
                    5.000%, 8/01/36                                     370,599
       745,000   Springdale, Sales & Use Tax RB, MBIA
                    4.000%, 7/01/16                                     755,519
     1,680,000   Stuttgart, Sales & Use Tax RB,
                    AMBAC
                    4.200%, 10/01/31                                  1,672,406
                                                                 --------------
                                                                     25,893,251

                 CALIFORNIA - 6.9%
       700,000   Benicia, Unified School District
                    GO, Series B, MBIA (5)
                    4.589%, 8/01/18                                     412,692


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      64

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 California Health Facilities Funding
                    Authority RB, California-Nevada-
                    Methodist Project
       360,000      5.000%, 7/01/14                                     379,141
       375,000      5.000%, 7/01/15                                     395,475
       395,000      5.000%, 7/01/16                                     416,559
       825,000      4.250%, 7/01/11                                     828,523
        85,000   California Statewide Communities
                    Development Authority COP,
                    Kaiser Remarket, FSA, ETM
                    5.300%, 12/01/15                                     88,147
     8,390,000   Contra Costa Home Mortgage
                    Finance RB, Multi-Family Housing,
                    MBIA, ETM (5)
                    6.481%, 9/01/17                                   4,407,854
        90,000   Delta County Home Mortgage
                    Finance RB, Single-Family
                    Mortgage-Backed Securities,
                    Series A, AMT, MBIA, GNMA, FNMA
                    5.350%, 6/01/24                                      91,121
       575,000   Folsom, Public Financing Authority,
                    Special Tax Revenue, Sub-Series B
                    3.850%, 9/01/08                                     574,390
     8,000,000   Gardena COP, Series B, RADIAN (8)
                    6.800%, 7/01/36                                   8,082,960
       804,092   Knightsen School District RB,
                    Flexfund Program
                    4.500%, 8/01/17                                     814,014
                 Long Beach, Financial Authority
                    RB, Natural Gas Purification,
                    Series B (6)
     3,940,000      5.270%, 11/15/27                                  3,841,500
     5,750,000      5.250%, 11/15/26                                  5,606,250
     3,000,000      5.230%, 11/15/25                                  2,925,000
     3,045,000   Los Angeles, Community
                    Redevelopment Agency RB,
                    Pooled Financing, Series M,
                    RADIAN (8)
                    6.100%, 9/01/16                                   3,124,079
       490,000   Los Angeles, Multi-Family Housing
                    RB, Colorado Terrace Project,
                    Series H, AMT, GNMA
                    4.350%, 11/20/12                                    496,287
     3,490,000   Manteca, Financing Authority
                    Sewer RB, Series B, MBIA
                    5.000%, 12/01/33                                  3,501,657
       487,998   Mountain Valley Unified School
                    District RB, Flexfund Program
                    4.250%, 5/01/22                                     486,358
     2,544,967   Oak Grove, Unified School District
                    RB, Flexfund Program
                    4.750%, 8/01/27                                   2,541,888
     1,591,003   Palo Verde Unified School District
                    COP, Flexfund Program
                    4.800%, 9/01/27                                   1,612,275

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

     1,525,064   Paso Robles Unified School
                    District RB, Flexfund Program
                    4.300%, 5/01/22                                   1,525,049
        25,000   Placer County, Water Agency
                    RB, Middle Fork Project
                    3.750%, 7/01/12                                      24,819
        45,000   Sacramento County, Sacramento
                    Main Detention Center COP,
                    MBIA, ETM
                    5.500%, 6/01/10                                      46,302
        10,000   Sacramento County, Sanitation
                    Authority RB, ETM
                    5.125%, 12/01/10                                     10,012
       153,000   San Bernardino County,
                    Transportation Authority RB,
                    Series A, FGIC, ETM
                    6.000%, 3/01/10                                     157,244
       175,000   Southern California, Public Power
                    Authority RB, Palo Verde Project,
                    Series A, ETM
                    5.000%, 7/01/17                                     175,210
     3,430,000   Stockton, United Christian Schools
                    COP, Mandatory Put,
                    (LOC: Pacific Capital Bank) (1) (7)
                    4.300%, 10/01/33                                  3,430,000
       545,000   Valley Center, Unified School
                    District GO, Capital Appreciation,
                    Series A, MBIA (5)
                    4.521%, 9/01/17                                     321,817
                                                                 --------------
                                                                     46,316,623
                 COLORADO - 5.5%
     3,870,000   Adonea, Metropolitan District
                    No. 2 RB, Series B,
                    (LOC: Compass Bank)
                    4.375%, 12/01/15                                  3,906,649
                 Aspen Grove Business Improvement
                    District GO, RADIAN
       410,000      5.500%, 12/01/12                                    433,579
       450,000      5.500%, 12/01/14                                    480,955
       505,000      5.000%, 12/01/16                                    522,877
     1,115,000      4.750%, 12/01/21                                  1,098,085
     1,390,000      4.625%, 12/01/25                                  1,323,600
       335,000   Aspen Grove Business Improvement
                    District GO, Supplemental B
                    Interest Coupons, RADIAN
                    3.880%, 12/01/07                                    333,992
       590,000   Beacon Point, Metropolitan
                    District RB, Series B,
                    (LOC: Compass Bank)
                    4.375%, 12/01/15                                    595,157
     1,000,000   Colorado Educational & Cultural
                    Facilities Authority RB, Avenue
                    Maria School Project, RADIAN
                    4.850%, 12/01/25                                    981,070


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      65

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

     3,020,000   Colorado Educational & Cultural
                    Facilities Authority RB, Charter
                    School-Bromley East Project,
                    Series A, Pre-Refunded @ 100 (2)
                    7.250%, 9/15/11                                   3,416,103
     2,000,000   Colorado Health Facilities Authority
                    RB, Portercare Adventist Health,
                    Pre-Refunded @ 101 (2)
                    6.500%, 11/15/11                                  2,237,500
       100,000   Denver City & County COP,
                    Series A, MBIA, Pre-Refunded @ 100 (2)
                    5.000%, 5/01/08                                     100,767
     5,000,000   Denver Health & Hospital
                    Authority RB, Series B (6)
                    4.839%, 12/01/33                                  4,525,000
        25,000   Denver, City & County Airport RB,
                    Series D, AMT
                    7.750%, 11/15/13                                     27,505
     1,450,000   High Plains, Metropolitan
                    District RB, (LOC: Compass Bank)
                    4.375%, 12/01/15                                  1,473,664
       500,000   Interlocken Metropolitan District GO,
                    Series A, RADIAN
                    5.750%, 12/15/11                                    522,620
     1,450,000   Maher Ranch, Metropolitan District
                    No. 4, GO, RADIAN
                    4.625%, 12/01/17                                  1,445,896
                 Southlands, Metropolitan
                    District No. 1 GO,
                    Pre-Refunded @ 100 (2)
     4,400,000      7.125%, 12/01/14                                  5,322,152
     1,175,000      7.000%, 12/01/14                                  1,413,008
       600,000   State Educational & Cultural Facilities
                    Authority RB, Charter School,
                    Littleton, CIFG
                    4.300%, 1/15/26                                     570,396
       415,000   State Educational & Cultural Facilities
                    Authority RB, Charter School,
                    Peak to Peak, XLCA
                    3.000%, 8/15/09                                     409,327
       365,000   State Educational & Cultural Facilities
                    Authority RB, Parker Core Charter
                    School, XLCA
                    3.500%, 11/01/14                                    356,853
     2,000,000   State Health Facilities Authority RB,
                    Catholic Health, Series A, ETM
                    5.500%, 3/01/22                                   2,138,580
     1,590,000   State Health Facilities Authority RB,
                    Poudre Valley Health Care, Series F
                    5.000%, 3/01/25                                   1,560,967
        30,000   State Health Facility Authority RB,
                    Series A, ETM
                    5.350%, 11/01/16                                     30,491

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 Teller County, COP, Assured Guaranty
       400,000      5.000%, 12/01/24                                    422,264
       120,000      4.550%, 12/01/18                                    122,189
       310,000      4.500%, 12/01/17                                    316,302
       300,000      4.400%, 12/01/16                                    305,505
       150,000      4.150%, 12/01/13                                    151,038
       190,000      3.500%, 12/01/09                                    190,034
       180,000      3.150%, 12/01/07                                    179,939
                                                                 --------------
                                                                     36,914,064
                 CONNECTICUT - 0.5%
        50,000   Greenwich, New Public Housing
                    Authority RB
                    5.250%, 5/01/08                                      50,462
        35,000   State Health & Educational
                    Facilities RB, Danbury
                    Hospital, ETM
                    7.875%, 7/01/09                                      36,489
     2,000,000   State Health & Educational Facilities
                    RB, Saint Francis Hospital Medical
                    Center, Series D, RADIAN
                    5.500%, 7/01/17                                   2,103,780
     1,100,000   State Resource Recovery Authority
                    RB, Middle Connecticut System,
                    Series A, MBIA,
                    Pre-Refunded @ 100 (2)
                    5.500%, 11/15/08                                  1,112,793
                                                                 --------------
                                                                      3,303,524
                 DELAWARE - 0.8%
                 New Castle County, Newark
                    Charter School Income Project RB
       365,000      5.000%, 9/01/17                                     365,234
     1,000,000      5.000%, 9/01/22                                     969,380
       255,000      4.750%, 9/01/13                                     255,112
       150,000      4.750%, 9/01/15                                     148,830
       825,000   State Economic Development
                    Authority RB, Delmarva
                    Power & Light, Series D, AMT
                    5.650%, 7/01/28                                     853,562
                 State Housing Authority RB,
                    Single-Family Mortgage,
                    Series D-2 (8) (12)
        90,000      5.000%, 1/01/09                                      89,843
       510,000      5.000%, 7/01/09                                     509,102
       560,000      5.000%, 7/01/10                                     558,236
     1,915,000   Wilmington, Multi-Family Housing
                    RB, Market Street Mews,
                    GNMA, AMT
                    5.450%, 9/20/22                                   1,960,232
                                                                 --------------
                                                                      5,709,531
                 DISTRICT OF COLUMBIA - 0.2%
       500,000   District of Columbia GO,
                    Series B, FSA, ETM
                    5.500%, 6/01/14                                     519,595


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      66

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

       585,000   District of Columbia RB, Enterprise
                   Zone-819 7th Street, AMT,
                   Mandatory Put, (LOC: Branch
                   Banking & Trust) (7)
                   3.600%, 10/01/24                                     580,495
                 Hospital RB, Medlantic Healthcare
                   Group, Series A, MBIA, ETM
       100,000     5.750%, 8/15/14                                      101,169
       410,000     5.750%, 8/15/26                                      414,707
                                                                 --------------
                                                                      1,615,966
                 FLORIDA - 5.8%
     6,235,000   Capital Projects Finance Authority
                   RB, Genridge on Palmer Ranch,
                   Series A, Pre-Refunded @102 (2)
                   8.000%, 6/01/12                                    7,449,204
     1,300,000   Collier County, Industrial
                   Development Authority RB,
                   Naples Community Hospital
                   Project, Mandatory Put,
                   (LOC: Bank of America NA) (7)
                   4.650%, 10/01/34                                   1,308,840
       394,783   Dade County, Single-Family
                   Housing Finance Authority RB,
                   Series B-1, AMT, GNMA, FNMA
                   6.100%, 4/01/27                                      409,765
       475,000   Florida State, Jacksonville
                   Transportation Authority GO, ETM
                   9.200%, 1/01/15                                      594,372
                 Gulf Breeze, Local Government
                   RB, FGIC, Mandatory Put (6) (7)
     1,135,000     4.000%, 12/01/20                                   1,126,669
       600,000     4.000%, 12/01/20                                     591,426
     2,275,000   Highlands County, Health Facilities
                   Authority RB, Adventist Health
                   System, Series D,
                   Pre-Refunded @ 100 (2)
                   5.375%, 11/15/13                                   2,478,226
       500,000   Hillsborough County School Board
                   COP, Series B, MBIA
                   5.000%, 7/01/18                                      524,355
       140,000   Jacksonville, Electric Authority RB, ETM
                   5.375%, 7/01/12                                      146,163
        10,000   Jacksonville, Electric Authority RB,
                   Third Installment, ETM
                   6.800%, 7/01/12                                       10,812
       125,000   Jacksonville, Health Facilities RB,
                   Daughters of Charity, MBIA,
                   ETM (1) (3) (4)
                   5.000%, 11/15/15                                     125,139
     1,255,000   Manatee County, Housing Finance
                   Authority RB, Series A, GNMA,
                   FNMA, FHLMC, AMT (12)
                   4.550%, 9/01/17                                    1,252,703

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

       485,000   Miami Special RB, MBIA (5)
                   12.680%, 1/01/15                                     321,536
     6,150,000   Miami-Dade County, Expressway
                   Authority RB, FGIC,
                   Pre-Refunded @ 101 (2)
                   6.375%, 7/01/10                                    6,653,746
                 Miami-Dade County, Public Service RB,
                   Unincorporated Municipal Service
                   Area, Public Improvements,
                   Series A, XLCA
       280,000     4.750%, 4/01/27                                      282,957
     1,115,000     4.700%, 4/01/26                                    1,124,422
     1,110,000     4.625%, 4/01/24                                    1,114,584
       675,000     4.600%, 4/01/23                                      678,564
     8,045,000   Orange County, Health Facilities
                   Authority RB, Adventist Health
                   System, Pre-Refunded @ 101 (2)
                   5.625%, 11/15/12                                   8,848,937
        60,000   Orange County, Tourist
                   Division RB, AMBAC, ETM
                   6.000%, 10/01/16                                      60,292
     1,060,000   Orange County, Tourist
                   Division RB, Series A, AMBAC, ETM
                   6.250%, 10/01/13                                   1,123,250
     1,300,000   Osceola County, School Board
                   COP, Series A, AMBAC,
                   Pre-Refunded @ 101 (2)
                   5.250%, 6/01/12                                    1,403,168
       315,000   Pinellas County, Housing Finance
                   Authority RB, Multi-County Program,
                   Series A-3, AMT, GNMA, FNMA
                   4.000%, 3/01/25                                      314,518
       120,000   Tampa, Allegany Health System
                   RB, Saint Anthony, MBIA, ETM
                   5.125%, 12/01/15                                     120,785
        65,000   Tampa, Allegany Health System
                   RB, Saint Joseph, MBIA, ETM
                   5.125%, 12/01/23                                      65,425
       340,000   Tampa, Allegany Health System
                   RB, Saint Mary's, MBIA, ETM
                   5.125%, 12/01/23                                     342,309
       100,000   Vero Beach, Electric RB, MBIA, ETM
                   6.500%, 12/01/07                                     100,229
       850,000   Volusia County, Educational
                   Facilities Authority RB, Embry Riddle,
                   RADIAN (6)
                   5.000%, 10/15/25                                     854,411
                                                                 --------------
                                                                     39,426,807
                 GEORGIA - 0.5%
     2,060,000   Cobb County, Kennestone
                   Hospital Authority RB,
                   Capital Appreciation Certificates,
                   Series 86A, MBIA, ETM (5)
                   6.159%, 8/01/15                                    1,288,077


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      67

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

                 Crisp County Cordele Industrial
                   Development Authority RB,
                   Cavalier Industries Project, AMT,
                   (LOC: First Commercial Bank)
        75,000     5.250%, 4/01/09                                       75,026
       100,000     5.150%, 4/01/08                                      100,030
        45,000   Fulco, Hospital Authority RB,
                   Saint Joseph Hospital, ETM
                   5.375%, 10/01/09                                      45,068
        40,000   Gwinnett County, Water & Sewer RB,
                   MBIA, ETM
                   6.100%, 3/01/08                                       40,345
     1,770,000   Kennesaw, Urban Redevelopment
                   Agency RB, City Hall Expansion Project
                   3.950%, 1/01/19                                    1,773,682
       490,000   Municipal Electric Authority
                   Power RB, Capital Appreciation,
                   Series Q, MBIA (5)
                   6.785%, 1/01/12                                      375,928
                                                                 --------------
                                                                      3,698,156
                 IDAHO - 0.0%
         5,000   Idaho Falls, Electric Revenue
                   Authority RB, ETM
                   6.750%, 4/01/09                                        5,133
       145,000   State Housing & Finance Association
                   RB, Single-Family Mortgage,
                   Series D, Class III, AMT
                   5.400%, 7/01/21                                      147,583
                                                                 --------------
                                                                        152,716
                 ILLINOIS - 6.8%
     3,000,000   Bartlett, Quarry Redevelopment
                   TA, Elopment Project (8)
                   5.600%, 1/01/23                                    3,020,550
     4,460,000   Bolingbrook, Sales Tax RB (5)
                   1.277%, 1/01/15                                    4,555,667
     1,180,000   Bolingbrook, Special Services Areas
                   Special Tax, Reference 2001-1-2-3
                   & 2002-1, MBIA
                   4.000%, 3/01/18                                    1,162,076
       560,000   Calhoun & Greene Counties,
                   Community School District No. 40, GO
                   4.700%, 1/01/16                                      567,000
     1,000,000   Cary, Special Tax, Special Service
                   Area No. 2, RADIAN
                   4.400%, 3/01/16                                    1,000,390
     1,750,000   Chicago, Increment Allocation
                   Revenue, Diversey Narragansett
                   Project COP
                   7.460%, 2/15/26                                    1,822,503
     2,000,000   Chicago, Kingsbury Redevelopment
                   Project TAN, Series A
                   6.570%, 2/15/13                                    2,035,660

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

     1,000,000   Chicago, Lake Shore East SA
                   6.750%, 12/01/32                                   1,049,750
                 Cook County, School District
                   No. 159 GO, FSA (5)
       315,000     4.644%, 12/01/12                                     259,881
       525,000     4.453%, 12/01/11                                     450,923
       350,000     4.062%, 12/01/09                                     324,527
     3,500,000   Cortland, Special Tax, Sheaffer
                   Systems Project (1)
                   5.500%, 3/01/17                                    3,451,070
       825,000   Granite City, Industrial
                   Development Authority RB,
                   Carron Industry Project, AMT,
                   (LOC: First Bank)
                   4.875%, 4/01/17                                      799,648
     1,205,000   Huntley, Special Tax, Special
                   Service Area No. 10, Assured Guaranty
                   5.100%, 3/01/29                                    1,255,803
     1,000,000   Huntley, Special Tax, Special
                   Service Area No. 7, Assured Guaranty
                   5.100%, 3/01/28                                    1,042,930
     1,235,000   Huntley, Special Tax, Special
                   Service Area No. 8, Assured Guaranty
                   4.600%, 3/01/17                                    1,262,466
     1,880,000   Huntley, Special Tax, Special
                   Service Area No. 9, Assured Guaranty
                   5.100%, 3/01/28                                    1,960,708
     1,253,000   Lakemoor Village, Special Tax, RADIAN
                   4.550%, 3/01/16                                    1,252,925
     2,519,000   Pingree Grove, Special Services Area,
                   Cambridge Lakes Project, Series 05-1
                   5.250%, 3/01/15                                    2,534,038
       615,000   Round Lake, Special Tax, Lakewood
                   Grove, Assured Guaranty
                   4.150%, 3/01/17                                      619,096
       850,000   State Educational Facilities Authority
                   RB, Capital Appreciation, ETM (5)
                   9.996%, 7/01/14                                      563,958
       740,000   State Educational Facilities Authority
                   RB, Capital Appreciation,
                   Pre-Refunded @ 57.17 (2) (5)
                   60.780%, 7/01/09                                     381,677
     1,120,000   State Financial Authority RB, Medical
                   District Common Project,
                   Series A, CIFG
                   4.125%, 9/01/18                                    1,087,990
       850,000   State Financial Authority RB,
                   Metropolitis Project
                   5.000%, 12/01/24                                     855,721
     3,750,000   State Financial Authority RB,
                   Multi-Family Housing Authority,
                   Liberty Project, Series A,
                   (LOC: Harris NA) (8)
                   5.530%, 10/01/22                                   3,755,737


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      68

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

       260,000   State Financial Authority RB,
                   Multi-Family Housing Authority,
                   Liberty Project, Series B,
                   (LOC: Harris NA) (8)
                   5.570%, 10/01/11                                     261,537
     2,925,000   State Health Facilities Authority
                   RB, Hinsdale Hospital, Series A, ETM
                   6.950%, 11/15/13                                   3,273,777
       275,000   State Health Facilities Authority RB,
                   Hospital of Sisters Services,
                   Series A, FSA, Optional Put
                   4.500%, 12/01/23                                     275,074
       555,000   Will County, Community School
                   District GO, Alternative Revenue
                   Source Larway
                   5.625%, 12/01/23                                     589,832
                 Yorkville United City Sales Tax RB,
                   Kendall Marketplace Project
     3,755,000     6.000%, 1/01/26                                    3,637,694
       420,000     6.000%, 1/01/27                                      406,501
                                                                 --------------
                                                                     45,517,109
                 INDIANA - 2.4%
                 Avon Community School Building
                   RB, First Mortgage, AMBAC
     1,305,000     4.750%, 7/15/23                                    1,340,679
     5,815,000     4.625%, 7/15/22                                    5,912,518
                 Brownsburg 1999 School Building
                   RB, First Mortgage, Series B, FSA
     1,050,000     4.750%, 7/15/24                                    1,075,379
     1,100,000     4.750%, 7/15/25                                    1,122,231
        60,000     4.250%, 7/15/09                                       60,806
                 Gary, Sanitation District, Special
                   Taxing District, RADIAN
       250,000     5.000%, 2/01/12                                      257,498
       270,000     5.000%, 2/01/13                                      278,753
        25,000   Indianapolis, Industrial Utilities
                   District RB, ETM
                   7.000%, 6/01/08                                       25,350
     1,685,000   Indianapolis, Local Public
                   Improvements RB, Glendale
                   Mall Project, Series G (8)
                   5.640%, 8/01/17                                    1,668,672
                 Maconaquah, School District
                   RB, Energy Management
                   Financing Project
       286,756     5.000%, 1/01/12                                      296,749
       301,093     5.000%, 1/01/13                                      313,019
       316,148     5.000%, 1/01/14                                      330,115
       261,339     4.750%, 1/01/10                                      265,513
       273,752     4.750%, 1/01/11                                      279,550
       241,622     4.000%, 1/01/08                                      241,605
       251,287     4.000%, 1/01/09                                      251,486

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

                 Munster, Municipal Center
                   RB, First Mortgage
       400,000     5.000%, 7/15/24                                      408,308
       700,000     4.875%, 7/15/21                                      712,320
       445,000     4.700%, 7/15/17                                      452,636
        95,000   State Health Facility Financing
                   Authority RB, Ancilla Systems,
                   MBIA, ETM
                   5.250%, 7/01/22                                       96,062
                 State Health Facility Financing
                   Authority RB, Methodist
                   Hospital, Series A, AMBAC, ETM
        80,000     5.750%, 9/01/11                                       80,831
       360,000     5.750%, 9/01/15                                      363,816
        20,000   Wells County, Hospital
                   Authority RB, ETM
                   7.250%, 4/01/09                                       20,386
                                                                 --------------
                                                                     15,854,282
                 IOWA - 0.7%
                 Coralville COP, Series D
       500,000     5.250%, 6/01/15                                      528,785
       300,000     5.000%, 6/01/12                                      310,191
       200,000     5.000%, 6/01/13                                      207,510
       275,000     5.000%, 6/01/14                                      286,244
        75,000   State Financial Authority RB,
                   Mercy Health System, Series V,
                   FSA, ETM
                   5.250%, 8/15/27                                       75,826
     1,345,000   Tobacco Settlement Authority RB,
                   Asset-Backed, Series B,
                   Pre-Refunded @ 101 (2)
                   5.300%, 6/01/11                                    1,422,768
                 Xenia Rural Water
                   Distribution RB, CIFG
     1,100,000     4.500%, 12/01/31                                   1,066,901
     1,000,000     4.500%, 12/01/41                                     945,070
                                                                 --------------
                                                                      4,843,295
                 KANSAS - 1.0%
       175,000   Fredonia, Temporary Notes
                   GO, Series 1
                   4.375%, 8/01/10                                      175,432
     5,075,000   Manhattan, Special Obligation
                   Revenue Notes, South Project
                   Area Downtown, Series A
                   4.875%, 12/01/08                                   5,078,553
       190,000   Shawnee, Multi-Family Housing
                   RB, Thomasbrook Apartments,
                   Series A, AMT, FNMA
                   5.250%, 10/01/14                                     193,076


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      69

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

     1,000,000   University of Kansas Hospital
                   Authority RB, KU Health Systems,
                   Series A, AMBAC,
                   Pre-Refunded @100 (2)
                   5.400%, 9/01/09                                    1,034,490
                                                                 --------------
                                                                      6,481,551
                 KENTUCKY - 0.4%
     1,800,000   Marshall County, Public Property
                   Corporation RB, Courthouse
                   Facility Project
                   5.250%, 3/01/23                                    1,917,432
       645,000   State Area Development Districts
                   Financing GO, Henderson,
                   Series G1, Pre-Refunded @102 (2)
                   5.750%, 12/01/07                                     658,416
                                                                 --------------
                                                                      2,575,848
                 LOUISIANA - 3.7%
       220,000   Calcasieu Parish, Public Transportation
                   Authority RB, Single-Family
                   Mortgage, Series A, AMT,
                   GNMA, FNMA
                   5.850%, 10/01/32                                     221,866
     5,000,000   Denham Springs-Livingston, Housing
                   & Mortgage Financial Authority RB,
                   Mortgage-Backed Securities Program,
                   GNMA, FNMA, FHLMC
                   5.000%, 11/01/40                                   5,153,700
     4,500,000   Houma-Terrebonee, Public Financing
                   Authority RB, Mortgage-Backed Securities
                   Program, GNMA, FNMA, FHLMC
                   5.150%, 12/01/40                                   4,655,925
       425,000   Local Government RB, Environmental
                   Facilities & Community Development
                   Authority, Series 2003-D,
                   Pre-Refunded @ 102 (2)
                   8.500%, 6/01/13                                      531,632
     2,535,000   State Housing Financial Agency RB,
                   Multi-Family Housing Revenue,
                   Plantation Apartment Project,
                   Series A, FNMA, Mandatory Put (7)
                   4.100%, 4/15/37                                    2,502,298
     1,890,000   State Housing Financial Agency RB,
                   Single Family Housing Revenue,
                   AMT Home Ownership Program,
                   Series B-2, GNMA, FNMA, FHLMC
                   4.600%, 12/01/14                                   1,933,640
     1,185,000   State Housing Financial Agency RB,
                   Single-Family Home Ownership,
                   Series A2, AMT, GNMA, FNMA
                   5.800%, 6/01/36                                    1,250,116
     2,270,000   State Multi-Family Housing Finance
                   Agency RB, Section 8-202 Project,
                   Series A
                   4.750%, 12/01/31                                   2,301,508

   Principal
    Amount $                                                         Value $
--------------                                                   --------------

     1,050,000   State Public Facilities Authority RB,
                   FHA Insured Mortgage, Baton Rouge
                   General Medical Center, MBIA
                   5.250%, 7/01/24                                    1,099,161
       980,000   State Public Facilities Authority RB,
                   Pennington Medical Foundation Project
                   4.000%, 7/01/11                                      976,648
     4,800,000   State Public Facilities Authority RB,
                   Tulane University Project, Series A-2,
                   MBIA (6)
                   4.424%, 2/15/36                                    4,536,000
                                                                 --------------
                                                                     25,162,494
                 MARYLAND - 0.3%
                 Annapolis, Economic Development
                   RB, Saint Johns College Facilities,
                   Series A
       525,000     4.500%, 10/01/21                                     509,229
       110,000     4.375%, 10/01/15                                     109,669
       115,000     4.375%, 10/01/16                                     114,033
       120,000     4.375%, 10/01/17                                     118,147
       105,000     4.300%, 10/01/14                                     104,748
        90,000     4.250%, 10/01/11                                      90,514
        95,000     4.250%, 10/01/12                                      95,164
       100,000     4.250%, 10/01/13                                      99,867
                 Annapolis, Economic Development
                   RB, Saint Johns College Facilities,
                   Series B
       115,000     4.375%, 10/01/15                                     114,654
       135,000     4.375%, 10/01/17                                     132,916
       105,000     4.300%, 10/01/14                                     104,748
        75,000     4.250%, 10/01/11                                      75,428
        85,000     4.250%, 10/01/12                                      85,147
                                                                 --------------
                                                                      1,754,264
                 MASSACHUSETTS - 1.8%
       260,000   State Development Finance
                   Agency RB, Curry College,
                   Series A, ACA
                   3.875%, 3/01/15                                      254,758
       465,000   State Development Finance
                   Agency RB, Dexter School Project
                   4.500%, 5/01/27                                      450,901
       545,000   State Development Finance
                   Agency RB, Seven Hills
                   Foundation & Affiliates, RADIAN
                   4.500%, 9/01/16                                      543,398
     5,250,000   State GO, Consolidated Loan,
                   Series A, Pre-Refunded @ 100 (2)
                   5.125%, 1/01/13                                    5,626,688
       515,000   State Health & Educational
                   Facilities Authority RB, Cape
                   Cod Healthcare, Series C, RADIAN
                   5.250%, 11/15/17                                     530,908


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      70

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

       760,000   State Health & Educational
                    Facilities Authority RB, Mass
                    General Hospital, Series F, AMBAC
                    6.250%, 7/01/12                                     807,926
       932,000   State Health & Educational
                    Facilities Authority RB, Nichols
                    College Issue, Series C
                    6.000%, 10/01/17                                    972,542
     1,610,000   State Housing Financial Agency
                    GO, HUD, ETM (5)
                    4.617%, 2/01/23                                     564,691
       555,000   State Housing Financial Agency
                    RB, Series D
                    4.200%, 12/01/10                                    564,785
     1,500,000   State Water Reserves Authority RB,
                    Series C, FGIC
                    5.250%, 12/01/15                                  1,623,885
                                                                 --------------
                                                                     11,940,482

                 MICHIGAN - 1.4%
     2,710,000   Kalamazoo, Hospital Finance
                    Authority RB, Borgess Medical
                    Center, Series A, AMBAC, ETM
                    5.625%, 6/01/14                                   2,880,839
        10,000   State Hospital Finance Authority RB,
                    Charity Obligatory Group,
                    Series A, ETM
                    5.000%, 11/01/19                                     10,280
        45,000   State Hospital Finance Authority RB,
                    Daughters of Charity Hospital, ETM
                    5.250%, 11/01/10                                     45,060
        10,000   State Hospital Finance Authority RB,
                    Mercy Health Services, MBIA, ETM
                    5.750%, 8/15/26                                      10,115
        45,000   State Hospital Finance Authority RB,
                    Mercy Health Services, Series Q,
                    AMBAC, ETM
                    5.375%, 8/15/26                                      45,276
        70,000   State Hospital Finance Authority RB,
                    Saint John Hospital, AMBAC, ETM
                    5.250%, 5/15/26                                      70,491
                 State Hospital Finance Authority RB,
                    Saint John Hospital, Series A,
                    AMBAC, ETM
       340,000      6.000%, 5/15/13                                     347,075
        25,000      5.750%, 5/15/16                                      25,043
       865,000   State Strategic Fund, Solid Waste
                    Disposal RB, Limited Obligatory
                    Waste Management, AMT
                    4.500%, 12/01/13                                    857,353
     5,700,000   State University RB, Series B,
                    AMBAC (6)
                    4.354%, 2/15/37                                   5,396,589
                                                                 --------------
                                                                      9,688,121

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 MINNESOTA - 0.4%
       960,000   Burnsville, Hospital System RB, Fairview
                    Community Hospitals, ETM (5)
                    5.780%, 5/01/12                                     733,623
        15,000   Coon Rapids, Hospital RB,
                    Health Central, ETM
                    7.625%, 8/01/08                                      15,348
     1,979,169   Minneapolis Saint Paul, Housing
                    Financial Board RB, Single-Family
                    Mortgage, Mortgage-Backed City
                    Living, Series A-5, GNMA, FNMA,
                    FHLMC
                    5.450%, 4/01/27                                   2,097,642
        27,000   Minneapolis, Community Development
                    Agency RB, BIG, ETM
                    8.875%, 11/01/11                                     29,714
                                                                 --------------
                                                                      2,876,327
                 MISSISSIPPI - 0.3%
       310,000   Horn Lake SA, Desoto Commons,
                    AMBAC
                    5.000%, 4/15/17                                     328,228
                 Meridian, Housing Authority RB,
                    Series A, AMT (1)
     1,200,000      5.000%, 9/01/15                                   1,222,440
       655,000      5.000%, 9/01/25                                     654,954
                                                                 --------------
                                                                      2,205,622
                 MISSOURI - 4.6%
     1,000,000   Andrew County, Region III School
                    District Lease COP, Refinance
                    & Improvement, FSA
                    4.375%, 3/01/20                                   1,005,660
       710,000   Boone County, Industrial
                    Development Authority RB,
                    Otscon Project, AMT, Mandatory
                    Put, (LOC: Boone County
                    National Bank) (6) (7)
                    4.750%, 5/01/18                                     695,899
       890,000   Brentwood, Tax Increment TA,
                    Brentwood Pointe Project
                    4.500%, 5/01/23                                     895,224
       760,000   Brentwood, Tax Increment TA,
                    Brentwood Square Project
                    4.500%, 5/01/22                                     761,968
     1,430,000   Hannibal, Industrial Development
                    Authority Tax, Stardust-
                    Munger Project
                    4.700%, 4/15/23                                   1,432,846
                 Ozark Centre, Transportation
                    Development District RB
       175,000      5.375%, 9/01/32                                     168,602
       200,000      4.875%, 9/01/24                                     196,382


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      71

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 Raytown Annual, Appropriation-
                    Supported Tax RB, Live
                    Redevelopment Plan Project 1
     1,750,000      5.125%, 12/01/25                                  1,779,750
       250,000      5.000%, 12/01/13                                    259,163
     1,055,000      5.000%, 12/01/14                                  1,097,031
       765,000      5.000%, 12/01/16                                    795,547
     1,675,000      5.000%, 12/01/21                                  1,705,703
     1,000,000      5.000%, 12/01/22                                  1,015,950
     5,050,000      4.750%, 12/01/27                                  4,847,647
                 Ritenour School District,
                    Educational Facilities Authority RB
       400,000      5.000%, 3/01/22                                     400,156
       135,000      4.750%, 3/01/16                                     135,055
       140,000      4.750%, 3/01/17                                     140,029
       130,000      4.625%, 3/01/15                                     130,036
        45,000      4.500%, 3/01/08                                      45,062
       110,000      4.500%, 3/01/12                                     110,069
       115,000      4.500%, 3/01/13                                     115,050
        80,000      4.375%, 3/01/10                                      80,051
       110,000      4.375%, 3/01/11                                     110,045
        50,000      4.250%, 3/01/09                                      50,023
                 State Development Finance Board
                    Infrastructure Facilities RB,
                    Branson Landing Project, Series A
       180,000      4.250%, 6/01/13                                     176,143
       100,000      4.125%, 6/01/12                                      97,751
       125,000   State Development Finance Board
                    Infrastructure Facilities RB,
                    Branson, Series A
                    5.375%, 12/01/22                                    126,851
       430,000   State Development Finance Board
                    Infrastructure Facilities RB,
                    Drumm Farm Project
                    4.625%, 3/01/20                                     429,776
       500,000   State Development Finance Board
                    Infrastructure Facilities TA,
                    Triumph Foods Project, Series A
                    5.250%, 3/01/25                                     511,225
       310,000   State Development Financial Board,
                    Infrastructure Facilities TA,
                    Drumm Farm Project, Series D
                    4.250%, 4/01/17                                     302,235
                 State Development Financial Board,
                    Infrastructure Facilities TA,
                    Eastland Center Project, Series A
       455,000      5.000%, 4/01/11                                     468,796
       825,000      5.000%, 4/01/12                                     853,339
       395,000      5.000%, 4/01/17                                     409,702
       550,000      5.000%, 4/01/20                                     564,944

  Principal
  Amount $                                                           Value $
--------------                                                   --------------

                 State Development Financial
                    Board, Infrastructure Facilities
                    TA, Hartman Heritage Project,
                    Series B
       510,000      5.000%, 4/01/18                                     527,794
       360,000      5.000%, 4/01/20                                     369,781
                 State Development Financial
                    Board, Infrastructure
                    Facilities TA, Santa Fe Project,
                    Series C (8)
     2,000,000      6.096%, 4/01/23                                   2,004,700
       560,000      5.746%, 4/01/16                                     561,859
       530,000      5.696%, 4/01/15                                     531,749
       500,000      5.646%, 4/01/14                                     503,690
       475,000      5.515%, 4/01/13                                     477,404
       325,000   State Health & Educational
                    Facilities Authority RB, Maryville
                    University of Saint Louis Project,
                    Pre-Refunded @ 100 (2)
                    6.750%, 6/15/10                                     350,636
     1,640,000   State Health & Educational
                    Facilities Authority RB, Park
                    Lane Medical Center, Series A,
                    MBIA, ETM
                    5.600%, 1/01/15                                   1,732,020
       180,000   State Housing Development
                    Community RB, Single-Family
                    Homeowner Loan Program,
                    Series A-1, GNMA
                    5.000%, 3/01/17                                     181,933
     1,725,000   State Transportation Sales Tax RB,
                    Transportation Development
                    District, Interstates 470 & 350,
                    Refinancing & Improvement, RADIAN
                    4.600%, 6/01/29                                   1,732,952
                                                                 --------------
                                                                     30,888,228

                 MONTANA - 1.1%
     6,995,000   Forsyth, Pollution Control RB,
                    Northwestern Colstrip, AMBAC
                    4.650%, 8/01/23                                   7,015,495
       165,000   State Board Investment RB,
                    Payroll Tax Workers Compensation
                    Project, MBIA, ETM
                    6.875%, 6/01/11                                     171,092
                                                                 --------------
                                                                      7,186,587

                 NEBRASKA - 0.2%
       140,000   Nebhelp RB, Jr-Sub-Series A-6,
                    AMT, MBIA
                    6.400%, 6/01/13                                     147,753
        10,000   Scotts Bluff County, Hospital
                    Authority No. 1 RB, Regional
                    West Medical Center
                    6.375%, 12/15/08                                     10,016


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      72

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 State Educational Finance
                    Authority RB, Dana College,
                    Series A
       200,000      4.500%, 3/15/13                                     186,818
       195,000      4.500%, 3/15/14                                     179,687
       180,000      4.350%, 3/15/12                                     169,506
                 State Educational Finance
                    Authority RB, Dana College,
                    Series D
       170,000      5.400%, 3/15/25                                     153,969
       240,000      5.200%, 3/15/20                                     219,458
        50,000      4.950%, 3/15/16                                      46,270
        50,000      4.850%, 3/15/15                                      46,470
        45,000      4.700%, 3/15/13                                      42,443
        50,000      4.700%, 3/15/14                                      46,596
        45,000      4.550%, 3/15/12                                      42,719
        40,000      4.450%, 3/15/11                                      38,330
                                                                 --------------
                                                                      1,330,035

                 NEVADA - 0.2%
     1,404,045   Rural Housing Authority RB,
                    Single-Family Housing,
                    Series A, GNMA, FNMA (6)
                    5.250%, 8/01/38                                   1,452,850
                                                                 --------------
                 NEW HAMPSHIRE - 0.0%
       185,000   State Health & Educational
                    Facilities Authority RB, Speare
                    Memorial Hospital
                    5.000%, 7/01/12                                     187,135
                                                                 --------------
                 NEW JERSEY - 5.0%
       150,000   Burlington County, Bridge
                    Commissioner RB, Government
                    Leasing Program,
                    County Guaranteed,
                    Pre-Refunded @ 100 (2)
                    5.250%, 8/15/12                                     161,131
     3,000,000   Camden County, Improvement
                    Authority GO (8)
                    5.450%, 3/20/08                                   3,001,440
     1,550,000   Haddon Township BAN (8)
                    5.625%, 2/15/08                                   1,551,658
                 Health Care Facilities RB,
                    Allegany Health, Our Lady
                    of Lourdes, MBIA, ETM
        30,000      5.200%, 7/01/18                                      31,373
        50,000      5.125%, 7/01/13                                      51,331
        80,000   Health Care Facilities RB,
                    Community Memorial Hospital
                    Toms River, ETM
                    6.750%, 7/01/09                                      82,785
        20,000   Health Care Facilities RB,
                    Mercer Medical Center, ETM
                    7.000%, 7/01/08                                      20,372

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 Lake Como Boro GO
        20,000      4.400%, 7/15/08                                      20,086
        38,000      4.400%, 7/15/09                                      38,384
        40,000      4.400%, 7/15/10                                      40,589
        40,000      4.400%, 7/15/11                                      40,710
        40,000      4.400%, 7/15/12                                      40,780
        40,000      4.400%, 7/15/13                                      40,827
        40,000      4.400%, 7/15/14                                      40,848
        40,000      4.400%, 7/15/15                                      40,797
        40,000      4.400%, 7/15/16                                      40,678
     4,000,000   State Economic Development
                    Authority RB, First Mortgage
                    Far Hills Country
                    5.500%, 9/01/24                                   3,863,440
     1,065,000   State Economic Development
                    Authority RB, Wanaque
                    Convalescent Center Project,
                    Series A, (LOC: Sovereign Bank)
                    3.750%, 2/15/12                                   1,058,567
     1,120,000   State Health Care Facilities
                    Authority RB, Catholic Health
                    East Issue, Series E (6)
                    4.524%, 11/15/33                                  1,042,070
                 State Higher Education Assistance
                    Authority RB, Series A,
                    AMT, AMBAC
       990,000      5.200%, 6/01/13                                     995,801
     1,055,000      4.950%, 6/01/10                                   1,055,728
    16,165,000   Tobacco Settlement Authority RB
                    6.375%, 6/01/32                                  18,353,741
     1,500,000   Union County, Industrial Pollution
                    Control RB, American
                    Cyanamid (GA: Wyeth)
                    5.800%, 9/01/09                                   1,528,545
                 Woodlynne GO
        40,000      4.625%, 8/01/08                                      40,287
        50,000      4.625%, 8/01/09                                      50,817
        50,000      4.625%, 8/01/10                                      51,210
        50,000      4.625%, 8/01/11                                      51,461
        60,000      4.625%, 8/01/12                                      62,019
        60,000      4.625%, 8/01/13                                      62,249
        60,000      4.625%, 8/01/14                                      62,066
        70,000      4.625%, 8/01/15                                      72,434
        70,000      4.625%, 8/01/16                                      72,332
        70,000      4.625%, 8/01/17                                      72,096
        72,000      4.625%, 8/01/18                                      73,993
                                                                 --------------
                                                                     33,812,645

                 NEW MEXICO - 0.0%
        45,000   State Mortgage Finance Authority
                    RB, Single-Family Mortgage,
                    Series B-2, AMT, GNMA,
                    FNMA, FHLMC
                    5.550%, 1/01/30                                      45,398
                                                                 --------------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      73

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

                 NEW YORK - 3.7%
     3,600,000   Amherst, Industrial Development
                    Agency RB, Civic Facilities,
                    Daemen College Project, Series A,
                    Pre-Refunded @ 102 (2)
                    6.125%, 10/01/11                                  4,007,196
                 Freeport GO
       100,000      4.500%, 8/01/09                                     101,576
       100,000      4.500%, 8/01/10                                     102,331
       100,000      4.500%, 8/01/11                                     102,913
       100,000      4.500%, 8/01/12                                     102,967
       125,000      4.500%, 8/01/13                                     129,019
       125,000      4.500%, 8/01/14                                     129,017
       125,000      4.500%, 8/01/15                                     128,519
       125,000      4.500%, 8/01/16                                     128,157
       150,000   Hempstead Town, Industrial
                    Development Agency RB,
                    Adelphi University Civic Facilities
                    5.250%, 2/01/13                                     154,993
       115,000   Metropolitan Transportation
                    Authority RB, Commuter
                    Facilities, Series B, AMBAC, ETM
                    5.125%, 7/01/24                                     117,430
                 Metropolitan Transportation
                    Authority RB, Commuter
                    Facilities, Series D, MBIA, ETM
        45,000      5.125%, 7/01/22                                      46,945
       470,000      5.000%, 7/01/12                                     483,621
        25,000      4.900%, 7/01/10                                      25,275
        75,000   Metropolitan Transportation
                    Authority RB, Dedicated Tax
                    Fund, Series A, FGIC, ETM
                    5.250%, 4/01/14                                      76,274
                 Metropolitan Transportation
                    Authority RB, Grand Central
                    Terminal - 2, AMT, FSA, ETM
        50,000      5.500%, 7/01/12                                      50,072
        55,000      5.400%, 7/01/11                                      55,072
       100,000   Metropolitan Transportation
                    Authority RB, Service Contract,
                    Series Q, AMBAC, ETM
                    5.125%, 7/01/12                                     101,122
       375,000   Metropolitan Transportation
                    Authority RB, Service Contract,
                    Series R, ETM
                    5.500%, 7/01/11                                     383,542
                 State Dormitory Authority RB,
                    Concord Nursing Home, GNMA
     3,605,000      5.500%, 2/15/30                                   3,839,577
       810,000      4.150%, 8/15/17                                     808,283
                 State Dormitory Authority RB,
                    Non State Supported Debt,
                    Cabrini College Westchester, GNMA
     4,500,000      5.200%, 2/15/41                                   4,732,830
     4,800,000      4.800%, 8/15/25                                   4,896,576

  Principal
   Amount $                                                          Value $
--------------                                                   --------------

       200,000   State Environmental Facilities RB,
                    Corporate Pollution Control,
                    Water Revolving Fund, Series D, ETM
                    5.000%, 6/15/12                                     206,634
                 State Housing Finance Agency RB,
                    Capitol Green Apartments,
                    Series B, FNMA
       500,000      4.375%, 11/15/17                                    491,420
     1,000,000      4.200%, 11/15/14                                  1,001,010
       960,000   State Housing Finance Agency RB,
                    Multi-Family Housing, Highland
                    Avenue Apartments, Series A, AMT,
                    SONYMA
                    4.700%, 2/15/17                                     983,165
       205,000   State Urban Development RB,
                    Capital Appreciation (5)
                    5.746%, 1/01/11                                     170,072
        55,000   State Urban Development RB,
                    Capital Appreciation, MBIA (5)
                    5.782%, 1/01/11                                      45,350
        75,000   State Urban Development RB,
                    Capital Appreciation, Series O, FSA (5)
                    5.830%, 1/01/11                                      61,841
       590,000   Triborough Bridge & Tunnel
                    Authority RB, General Purpose,
                    Series A, ETM
                    5.000%, 1/01/24                                     590,637
       500,000   Triborough Bridge & Tunnel
                    Authority RB, General Purpose,
                    Series A, MBIA, ETM
                    5.000%, 1/01/24                                     501,365
        50,000   Triborough Bridge & Tunnel
                    Authority RB, General Purpose,
                    Series B, ETM
                    5.100%, 1/01/10                                      50,864
                                                                 --------------
                                                                     24,805,665

                 NORTH CAROLINA - 0.1%
       265,000   Mecklenburg County, Multi-Family
                    Housing RB, Little Rock
                    Apartments, AMT, FNMA
                    3.500%, 1/01/12                                     263,293
       235,000   State Medical Care Community
                    Hospital RB, Saint Joseph
                    Hospital Project, AMBAC, ETM
                    5.100%, 10/01/14                                    235,280
                                                                 --------------
                                                                        498,573

                 NORTH DAKOTA - 0.1%
                 State Housing Finance Agency
                    RB, Housing Finance Program
                    Home Mortgage, Series B,
                    AMT, SPA-FHLB
       250,000      4.125%, 7/01/11                                     248,855
       210,000      4.000%, 7/01/10                                     208,763
                                                                 --------------
                                                                        457,618


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      74

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

                 OHIO - 5.7%
                 Buckeye, Tobacco Settlement RB,
                    Asset-Backed Senior Turbo,
                    Series A-2
     9,050,000      6.000%, 6/01/42                                    8,958,233
     2,000,000      5.875%, 6/01/30                                    1,971,600
     4,000,000      5.750%, 6/01/34                                    3,852,320
       150,000   Columbus, Sewer Improvement
                    Bonds GO, ETM
                    6.000%, 9/15/11                                      150,558
     2,435,000   Cuyahoga County GO, MBIA
                    5.600%, 5/15/13                                    2,568,754
       270,000   Germantown, Public Infrastructure
                    GO, Hickory Point
                    4.600%, 12/01/15                                     269,995
     2,335,000   State Economic Development RB,
                    Heath Grains Bakery (8) (10)
                    5.840%, 12/01/25                                   2,309,478
                 State Higher Educational Facilities
                    RB, Kenyon College Project
     2,500,000      4.850%, 7/01/37                                    2,602,350
     1,000,000      4.700%, 7/01/37                                    1,031,340
     1,080,000   State Housing Finance Agency
                    Mortgage RB, Residential
                    Mortgage-Backed Securities,
                    AMT, GNMA, FNMA
                    4.625%, 9/01/16                                    1,091,254
     1,150,000   State Housing Finance Agency
                    RB, Residential Mortgage-Backed
                    Securities, Series F, GNMA,
                    FNMA (8)
                    5.437%, 3/01/09                                    1,149,195
    11,150,000   Steubenville Hospital RB,
                    Trinity Health (6)
                    4.474%, 10/01/30                                  10,425,250
     2,000,000   Summit County, Port Authority
                    Board RB, Cavaliers Practice,
                    Series D (8)
                    6.250%, 5/15/26                                    1,943,280
       100,000   Wood County, Industrial
                    Development RB, Schutz
                    Container Systems Project,
                    Series B, (LOC: Bayerische
                    Hypo-und Vereinsbank) (6)
                    7.125%, 6/01/13                                      103,058
                                                                  --------------
                                                                      38,426,665
                 OKLAHOMA - 1.6%
     2,365,000   Comanche County, Hospital
                    Authority RB, RADIAN
                    5.250%, 7/01/20                                    2,429,375
                 McAlester, Public Works
                    Authority RB, Series B (8)
     1,195,000      7.100%, 9/01/18                                    1,213,068
       515,000      7.000%, 9/01/17                                      522,416
       485,000      6.900%, 9/01/16                                      491,795
       455,000      6.800%, 9/01/15                                      461,247

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

       470,000   State Home Finance Authority RB,
                    Single-Family Mortgage, Series B,
                    AMT, GNMA, FNMA, FHLMC
                    4.250%, 9/01/25                                      471,974
       145,000   Tulsa County, Home Finance
                    Authority RB, Single-Family
                    Mortgage, FGIC, ETM
                    6.900%, 8/01/10                                      151,998
     2,500,000   Tulsa, Industrial Authority TA,
                    Series A (8)
                    7.350%, 1/01/17                                    2,549,625
     2,500,000   Tulsa, Industrial Authority TA,
                    Series B (8)
                    7.300%, 7/01/16                                    2,535,050
                                                                  --------------
                                                                      10,826,548
                 OREGON - 0.2%
       710,000   Portland, Housing Authority RB,
                    New Columbia Development,
                    Capital Funding Program, AMT
                    4.300%, 10/01/15                                     707,238
       475,000   State Facilities Authority RB,
                    College Inn Student Housing,
                    Series B
                    6.250%, 7/01/11                                      477,879
                                                                  --------------
                                                                       1,185,117
                 PENNSYLVANIA - 13.0%
                 Abington Township, Municipal
                    Authority RB, Marywood
                    University Project, RADIAN
       705,000      4.450%, 6/01/20                                      678,132
       730,000      4.450%, 6/01/21                                      696,967
       675,000      4.400%, 6/01/19                                      651,078
       650,000      4.250%, 6/01/18                                      624,234
       195,000   Allegheny County, Hospital
                    Development Authority RB,
                    Childrens Hospital of Pittsburgh,
                    MBIA, ETM
                    5.300%, 7/01/26                                      207,168
       725,000   Allegheny County, Hospital
                    Development Authority RB,
                    Jefferson Regional Medical
                    Center, Series B
                    5.000%, 5/01/18                                      730,495
        60,000   Allegheny County, Hospital
                    Development Authority RB,
                    Pittsburgh Mercy Health Systems,
                    AMBAC, ETM
                    5.625%, 8/15/26                                       60,955
                 Allegheny County, Redevelopment
                    Authority TA, Waterfront Project,
                    Series B
       125,000      4.250%, 12/15/12                                     125,969
       160,000      4.000%, 12/15/10                                     160,366
       165,000      4.000%, 12/15/11                                     165,119


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      75

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

                 Allegheny County, Residential
                    Financial Authority RB, Single-
                    Family Mortgage, Series VV, AMT,
                    GNMA, FNMA
     1,295,000      4.900%, 11/01/27                                   1,272,325
     2,330,000      4.800%, 11/01/22                                   2,300,572
        10,000   Berks County GO, Second Series, MBIA
                    3.300%, 11/15/09                                       9,968
       400,000   Chester, Upland School District GO
                    4.200%, 5/15/13                                      401,804
       970,000   Chester, Upland School District GO,
                    XLCA
                    4.850%, 9/15/16                                    1,030,964
       100,000   Dauphin County, General Authority
                    RB, AMBAC, Mandatory Put (7)
                    4.550%, 6/01/26                                      100,548
        80,000   Dauphin County, General Authority
                    RB, Hapsco-Western Pennsylvania
                    Hospital Project, Series A-1, MBIA, ETM
                    5.500%, 7/01/13                                       84,474
     1,660,000   Delaware County, Hospital Revenue
                    Authority RB, Crozer Keystone
                    Obligation Group, Series A
                    5.000%, 12/15/19                                   1,663,519
    17,000,000   Delaware Valley Regional Financial
                    Authority RB, Series C (6)
                    4.490%, 6/01/37                                   16,014,510
        35,000   Erie, Higher Education Building
                    Authority RB, Gannon University
                    Project, AMBAC, ETM
                    7.375%, 6/01/08                                       35,664
     1,525,000   Harrisburg, Parking Authority RB,
                    Series R, XLCA
                    4.250%, 5/15/21                                    1,511,336
        40,000   Hempfield, School District GO, ETM
                    7.200%, 10/15/09                                      41,963
       845,000   Lancaster County, School
                    District GO, FSA
                    4.250%, 6/01/25                                      816,997
       185,000   Lancaster County, School
                    District GO, Series A, FSA
                    4.000%, 6/01/20                                      181,052
     2,650,000   Lehigh County, General Purpose
                    Authority RB, St. Lukes Hospital
                    Bethlehem (6)
                    4.744%, 8/15/42                                    2,345,250
                 Monroe County, Hospital
                    Authority RB, Pocono Medical Center
       620,000      5.000%, 1/01/14                                      631,476
       310,000      5.000%, 1/01/17                                      313,388
     1,675,000   Monroe County, Hospital Authority
                    RB, Pocono Medical Center,
                    Pre-Refunded @100 (2)
                    6.000%, 1/01/14                                    1,882,633

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

     4,005,000   Montgomery County, Industrial
                    Development Authority RB,
                    Montenay Project, Series A, MBIA
                    5.250%, 11/01/13                                   4,328,003
     1,500,000   Philadelphia, Authority for Industrial
                    Development RB, Commercial
                    Development, Red Lion, AMT,
                    Mandatory Put,
                    (LOC: PNC Bank, N.A.) (7) (8)
                    4.500%, 12/01/16                                   1,496,070
       585,000   Philadelphia, Authority for
                    Industrial Development RB,
                    Russell Byers Charter School, Series A
                    4.900%, 5/01/17                                      584,386
       975,000   Philadelphia, Multi-Family Housing
                    Redevelopment Authority RB,
                    Pavilion Apartments Project,
                    Series A, AMT, HUD Section 236
                    4.250%, 10/01/16                                     965,269
     3,500,000   Philadelphia, School District GO,
                    Series B, FGIC, Pre-Refunded @ 100 (2)
                    5.625%, 8/01/12                                    3,816,260
       500,000   Philadelphia, School District GO,
                    Series D, FSA
                    5.000%, 6/01/15                                      537,250
     6,150,000   Saint Mary's Hospital Authority RB,
                    Catholic Health East Issue, Series F (6)
                    4.554%, 11/15/34                                   5,687,643
     4,785,000   Scranton, Redevelopment Authority
                    RB, RADIAN (8)
                    6.100%, 11/01/24                                   4,681,118
       310,000   State Higher Education Facilities
                    Authority RB, St. Francis
                    Independent Colleges-Universities
                    5.000%, 11/01/11                                     313,174
       755,000   State Higher Educational Facilities
                    Authority RB, Allegheny Delaware
                    Valley Obligation, Series A, MBIA
                    5.700%, 11/15/11                                     816,276
                 State Higher Educational Facilities
                    Authority RB, Assigned Independent
                    Colleges & Universities, RADIAN
       405,000      4.125%, 5/01/12                                      403,437
       375,000      4.000%, 5/01/10                                      374,734
       390,000      4.000%, 5/01/11                                      388,491
                 State Higher Educational Facilities
                    Authority RB, Indiana University,
                    Series A, XLCA (6)
    14,250,000      4.154%, 7/01/39                                   13,495,320
     8,155,000      4.104%, 7/01/27                                    7,962,542
     5,090,000   State Turnpike Common Oil RB,
                    Series A, AMBAC, ETM
                    5.000%, 12/01/15                                   5,220,966


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      76

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

     1,610,000   State University RB, GO of University
                    5.000%, 9/01/24                                    1,685,284
                                                                  --------------
                                                                      87,495,149
                 RHODE ISLAND - 0.4%
     1,575,000   Providence, Housing Authority RB,
                    New Canonchet Project, Series A,
                    AMT, GNMA
                    5.000%, 7/01/38                                    1,515,197
        55,000   State Depositors Economic
                    Protection RB, Series B, MBIA, ETM
                    6.000%, 8/01/17                                       59,913
       180,000   State Health & Educational Building
                    Authority RB, Capital Appreciation,
                    BIG (5)
                    6.168%, 11/01/12                                     132,925
                 Woonsocket, Housing Authority RB,
                    Capital Funds Housing Project
       385,000      4.500%, 9/01/10                                      395,807
       400,000      4.500%, 9/01/11                                      413,780
       420,000      4.500%, 9/01/12                                      435,422
                                                                  --------------
                                                                       2,953,044
                 SOUTH CAROLINA - 1.0%
       385,000   Greenville County, Airport RB,
                    Donaldson Industrial Air Park
                    Project, AMT
                    6.125%, 10/01/17                                     391,410
       135,000   Piedmont, Municipal Power Agency
                    RB, Capital Appreciation, Series A,
                    AMBAC (5)
                    9.758%, 1/01/15                                       91,136
                 State Educational Facilities Authority
                    RB, Non-Profit Institutions,
                    Wofford College Series A
       360,000      4.500%, 4/01/20                                      357,282
       375,000      4.500%, 4/01/21                                      370,155
       750,000      4.500%, 4/01/30                                      704,572
       330,000      4.250%, 4/01/18                                      323,994
       345,000      4.250%, 4/01/19                                      335,851
     3,560,000   State Jobs Economic Development
                    Authority RB, Palmetto Health,
                    Series C, Pre-Refunded @ 100 (2)
                    6.875%, 8/01/13                                    4,143,342
                                                                  --------------
                                                                       6,717,742
                 SOUTH DAKOTA - 0.2%
     1,065,000   Heartland Consumers Power
                    District RB, ETM
                    7.000%, 1/01/16                                    1,191,341
                                                                  --------------
                 TENNESSEE - 0.6%
       455,000   Nashville & Davidson Counties,
                    Metropolitan Government Cab
                    Converter RB, FGIC
                    7.700%, 1/01/12                                      501,014

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

       500,000   Nashville & Davidson Counties,
                    Metropolitan Government Health
                    & Educational Facilities
                    Board RB, RADIAN
                    5.100%, 8/01/16                                      501,970
     1,500,000   Nashville & Davidson Counties,
                    Multi-Family Housing RB, River
                    Retreat, Series A, FNMA
                    4.750%, 11/01/26                                   1,452,555
                 State School Board Authority RB,
                    Series B (9)
        40,000      5.250%, 5/01/10                                       40,452
     1,275,000      5.000%, 5/01/09                                    1,289,165
        50,000   Wilson County, Health &
                    Educational Facilities Board RB,
                    University Medical Center, ETM
                    8.375%, 8/01/08                                       51,380
                                                                  --------------
                                                                       3,836,536
                 TEXAS - 7.0%
     2,020,000   Allen, Independent School District
                    GO, Capital Appreciation, PSF,
                    Pre-Refunded @ 40.017 (2) (5)
                    5.977%, 2/15/10                                      742,936
     2,025,000   Allen, Independent School District
                    GO, Capital Appreciation, PSF,
                    Pre-Refunded @ 42.722 (2) (5)
                    5.938%, 2/15/10                                      795,137
       145,000   Brownsville GO, Capital
                    Appreciation, AMBAC (5)
                    6.437%, 2/15/11                                      118,759
                 Canton, Independent School
                    District GO, School Building
                    Authority, PSF
       625,000      4.600%, 2/15/23                                      631,744
       375,000      4.500%, 2/15/21                                      379,526
     4,980,393   Central Texas, Single-Family Housing
                    Financial Corporation RB,
                    Mortgage-Backed Securities
                    Program, Series A-1, GNMA, FNMA
                    4.700%, 12/01/39                                   5,053,953
                 Commerce, Independent School
                    District GO, Capital Appreciation
                    School, Building, PSF (5)
       740,000      6.280%, 8/15/10                                      667,709
       565,000      4.040%, 8/15/09                                      529,507
                 Commerce, Independent School
                    District GO, School Building
                    Authority, PSF
     1,075,000      4.600%, 8/15/23                                    1,087,105
     1,130,000      4.600%, 8/15/24                                    1,139,334
       985,000      4.500%, 8/15/21                                      997,401
     1,035,000      4.500%, 8/15/22                                    1,042,276


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      77

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

                 De Soto GO, CIFG
       390,000      4.375%, 2/15/24                                      380,039
       330,000      4.250%, 2/15/23                                      318,806
       340,000      4.200%, 2/15/22                                      329,106
       345,000      4.125%, 2/15/21                                      335,005
       330,000      4.100%, 2/15/20                                      323,611
        20,000   Denison, Hospital Authority RB,
                    Texoma Medical Center, ETM
                    7.125%, 7/01/08                                       20,409
                 Fort Bend County, Municipal
                    Utility District No. 23 GO, FGIC
        45,000      6.500%, 9/01/08                                       46,108
        65,000      6.500%, 9/01/09                                       68,453
        70,000      6.500%, 9/01/10                                       75,555
        45,000      6.500%, 9/01/11                                       49,648
        95,000      5.000%, 9/01/16                                       99,460
       250,000   Greater Greenspoint, Redevelopment
                    Authority RB, Tax Increment
                    Contract, RADIAN
                    5.250%, 9/01/10                                      257,738
     7,475,000   Harris County RB, Series B, AMBAC (6)
                    4.368%, 8/15/35                                    7,082,563
       195,000   Harris County, Health Facilities
                    Development RB, St. Lukes
                    Episcopal Hospital Project, ETM
                    6.625%, 2/15/12                                      200,236
       135,000   Houston, Airport System RB, ETM
                    7.600%, 7/01/10                                      142,817
       100,000   Houston, Apartment Systems RB,
                    Series A, AMT, FGIC
                    5.000%, 7/01/19                                      102,027
        10,000   Houston, Sewer System RB,
                    FGIC, ETM
                    6.375%, 10/01/08                                      10,219
                 Lewisville, Combination Contract
                    GO, Special Assessment Capital
                    District 2, ACA (1)
     2,000,000      5.875%, 9/01/22                                    2,077,640
     3,545,000      5.625%, 9/01/17                                    3,677,299
                 Retama, Development Corporate
                    Special Facilities RB, Retama
                    Racetrack, ETM (8)
     2,000,000      10.000%, 12/15/17                                  2,737,180
       500,000      8.750%, 12/15/11                                     569,030
                 San Leanna, Educational Facilities
                    Higher RB, Saint Edwards
                    University Project
     1,165,000      5.000%, 6/01/16                                    1,199,356
       500,000      5.000%, 6/01/17                                      513,780
       500,000      5.000%, 6/01/19                                      508,745
        50,000   Sendero, Public Facilities RB,
                    Crown Meadows Project,
                    Series A, FHLMC
                    4.250%, 6/01/13                                       50,626

   Principal
   Amount $                                                           Value $
--------------                                                    --------------

                 Sienna, Plantation Levee
                    Improvement GO, FSA
       430,000      4.750%, 9/01/23                                      440,428
       450,000      4.750%, 9/01/24                                      459,716
     1,335,000      4.500%, 9/01/31                                    1,298,755
     1,500,000   South Lake GO, AMBAC,
                    Pre-Refunded @ 26.765 (2) (5)
                    6.273%, 2/15/09                                      383,205
     3,145,000   South Lake GO, AMBAC,
                    Pre-Refunded @ 32.616 (2) (5)
                    6.210%, 2/15/09                                      979,101
     1,155,000   State Department Housing &
                    Community RB, Summit
                    Point Apartments, GNMA
                    4.800%, 6/20/18                                    1,165,591
     7,400,000   State Municipal Gas Acquisition
                    & Supply RB (6)
                    4.685%, 9/15/27                                    7,030,000
       745,000   Travis County, Health Facility
                    Development RB, Daughters
                    of Charity, MBIA, ETM
                    5.000%, 11/01/20                                     745,693
       455,000   West Central, Regulation Housing
                    Financial RB, Mortgage-Backed
                    Securities Program, Series A,
                    AMT, GNMA, FNMA, FHLMC
                    5.350%, 12/01/39                                     473,532
                                                                  --------------
                                                                      47,336,864
                 UTAH - 0.5%
        30,000   Intermountain Power Agency RB,
                    Series A, ETM
                    5.000%, 7/01/21                                       30,034
     1,000,000   State Environmental RB, Marathon
                    Oil Project (6)
                    5.050%, 11/01/17                                   1,031,110
     1,315,000   State Housing Corporation,
                    Single-Family Mortgage RB,
                    Series C-1, Class III
                    4.850%, 7/01/27                                    1,309,148
     1,000,000   State Housing Corporation,
                    Single-Family Mortgage RB,
                    Series G, Class III, AMT
                    4.700%, 7/01/28                                      954,120
                                                                  --------------
                                                                       3,324,412
                 VIRGINIA - 1.6%
       725,000   Norfolk, Packaging Systems RB,
                    Series A, MBIA
                    4.000%, 2/01/19                                      713,342
    26,500,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital
                    Appreciation, Series B,
                    Pre-Refunded @ 40.387 (2) (5)
                    3.700%, 8/15/08                                   10,408,405
                                                                  --------------
                                                                      11,121,747


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      78

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

   Principal
   Amount $                                                           Value $
--------------                                                    --------------
                 WASHINGTON - 0.1%
       356,375   Nooksack, Indian Tribe RB
                    5.500%, 2/23/11                                      351,899
                                                                  --------------
                 WEST VIRGINIA - 0.3%
       545,000   State Economic Development
                    Authority, Industrial Development
                    RB, Central Supply Project,
                    AMT, (LOC: BB&T)
                    5.500%, 5/15/10                                      548,057
     2,000,000   State Jobs Investment Trust Board RB,
                    Promissory Notes, Series D (5) (8)
                    6.292%, 7/31/13                                    1,422,380
                                                                  --------------
                                                                       1,970,437
                 WISCONSIN - 0.8%
     2,985,000   Franklin, Solid Waste Disposal RB,
                    Waste Management Conversion,
                    AMT (6)
                    4.950%, 4/01/16                                    3,008,193
       800,000   Kronenwetter, Anticipation Notes
                    4.750%, 3/01/11                                      805,704
     1,365,000   Oshkosh, Industrial Development
                    Authority RB, Don Evans Project,
                    AMT, Mandatory Put,
                    (LOC: Marshall & Ilslay) (7)
                    5.500%, 12/01/21                                   1,372,576
        50,000   State Health & Educational
                    Facilities RB, ACA,
                    Pre-Refunded @100 (2)
                    6.000%, 5/15/08                                       50,669
        10,000   State Transportation RB, Series A
                    5.500%, 7/01/11                                       10,675
        60,000   Winnebago County,
                    Promissory Notes GO
                    4.375%, 4/01/12                                       61,093
                                                                  --------------
                                                                       5,308,910
                                                                  --------------
                 TOTAL MUNICIPAL BONDS
                   (Cost $661,831,198)                               656,401,399
                                                                  --------------
                 CORPORATE OBLIGATIONS - 0.5%
       359,000   BFL Funding VI (10)
                    5.000%, 4/01/08                                      359,000
       273,501   IIS/Syska Holdings Energy (10)
                    3.900%, 8/15/08                                      267,930
       250,000   Kidspeace National Centers
                    of Georgia, USDA (1) (3) (4) (6)
                    6.300%, 12/01/28                                     262,947
       776,560   Landmark Leasing (10)
                    6.200%, 10/01/22                                     795,137
     1,869,524   Niagara Elmwood (1) (8)
                    6.120%, 12/15/11                                   1,888,350
                                                                  --------------
                 TOTAL CORPORATE
                    OBLIGATIONS
                    (Cost $3,527,918)                                  3,573,364
                                                                  --------------

    Shares                                                            Value $
--------------                                                    --------------

                 SHORT-TERM INVESTMENT - 1.0%
     6,732,945   BlackRock Institutional Muni
                    Fund Portfolio, 3.33% (11)                         6,732,945
                                                                  --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $6,732,945)                                  6,732,945
                                                                  --------------
                 TOTAL INVESTMENTS - 98.9%
                    (Cost $672,092,061)                              666,707,708
                                                                  --------------
                 OTHER ASSETS LESS
                    LIABILITIES - 1.1%                                 7,481,212
                                                                  --------------
                 NET ASSETS - 100.0%                              $  674,188,920
                                                                  ==============

(1)   Private Placement Security.

(2)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(3) Security considered illiquid. On October 31, 2007 the value of these securities amounted to $638,849 representing 0.1% of the net assets of the Fund.

(4)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements).

(5) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(6)   Variable Rate Security -- Rate disclosed is as of October 31, 2007.

(7) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.

(8)   Security is taxable.

(9)   Economically Defeased Security.

(10) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $3,731,545, representing 0.6% of the net assets of the Fund.

(11)  Rate shown is the 7-day effective yield as of October 31, 2007.

(12)  Security purchased on a when-issued basis.

AMT -- Income from security may be subject to alternative minimum tax. BAN -- Bond Anticipation Note
CIFG -- Cornell/Intel Faculty Group
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GA -- Guaranteed Agreement
GNMA -- Government National Mortgage Association
GO -- General Obligation

--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      79

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

HUD -- Department of Housing and Urban Development
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
TAN -- Tax Anticipation Note

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access
ADFA -- ADFA Guaranty
AMBAC -- American Municipal Bond Assurance Corporation
BIG -- BIG Guaranty
FGIC -- Federal Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
PSF -- PSF Guaranty
RADIAN -- RADIAN Guaranty
SONYMA -- SONYMA Guaranty
SPA -- SPA Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      80

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

                 MUNICIPAL BONDS - 96.0%
                 ALABAMA - 0.2%
       565,000   Montgomery Medical Clinic Board
                    RB, Jackson Hospital & Clinic
                    5.000%, 3/01/11                                      574,317
                                                                  --------------
                 ARIZONA - 1.7%
     4,000,000   Arizona Health Facilities, Banner
                    Health RB, Series B (1)
                    4.315%, 1/01/37                                    3,718,160
        50,000   Maricopa County, Hospital RB,
                    Intermediate Community-Sun
                    City, ETM
                    8.625%, 1/01/10                                       52,597
        59,000   Maricopa County, Hospital RB,
                    St. Lukes Hospital Medical
                    Center Project, ETM
                    8.750%, 2/01/10                                       62,528
       100,000   Pima County, Industrial Development
                    Authority RB, Tucson Country
                    Day School Project
                    4.000%, 6/01/08                                       99,621
       140,000   Pinal County, Industrial Development
                    Authority, Correctional Facilities RB,
                    Florence West Prison, Series A, ACA
                    3.875%, 10/01/09                                     138,915
                                                                  --------------
                                                                       4,071,821
                 ARKANSAS - 3.5%
       250,000   Fayetteville, Sales & Use Tax RB, FSA
                    4.125%, 11/01/26                                     248,668
     1,260,000   Fayetteville, Sales & Use Tax RB,
                    Series A, FSA
                    4.000%, 11/01/21                                   1,270,660
       105,000   Fayetteville, Sales & Use Tax SA
                    2.750%, 12/01/09                                     104,878
     1,900,000   Fayetteville, Sales & Use Tax SA,
                    ETM, 6.8% of original issue
                    Pre-Refunded to 12/01/07 @ 100 (9)
                    2.500%, 12/01/08                                   1,870,930
       130,000   Little Rock, Library Construction
                    Improvement GO, Series A
                    4.350%, 3/01/24                                      129,844
     1,225,000   Marion, Sales & Use Tax RB,
                    Capital Improvement
                    4.850%, 9/01/32                                    1,236,429
     1,915,000   Rogers GO, XLCA
                    4.250%, 3/01/31                                    1,926,892
       115,000   Rogers, Sales & Use Tax RB,
                    Series A, FGIC
                    4.125%, 9/01/23                                      114,868
     1,635,000   Springdale, Sales & Use
                    Tax RB, MBIA
                    4.000%, 7/01/16                                    1,658,086
                                                                  --------------
                                                                       8,561,255

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

                 CALIFORNIA - 5.1%
       516,001   Alexander Valley, School District Lease
                    Certificates RB, Flexfund Program
                    4.250%, 7/01/14                                      520,464
     2,200,000   California Health Facilities Funding
                    Authority RB, California-Nevada-
                    Methodist Project
                    4.250%, 7/01/11                                    2,209,394
     4,750,000   Long Beach, Financial Authority RB,
                    Natural Gas Purification, Series B (1)
                    5.230%, 11/15/25                                   4,631,250
     4,540,000   Manteca, Financing Authority Sewer
                    RB, Series B, MBIA
                    5.000%, 12/01/33                                   4,555,164
       345,000   Placer County, Water Agency RB,
                    Middle Fork Project
                    3.750%, 7/01/12                                      342,506
        55,000   Sacramento County, Sanitation
                    District RB, ETM
                    5.000%, 12/01/08                                      55,064
       235,000   Statewide Communities,
                    Development Authority RB,
                    Warwick Terrace Apartments,
                    Series H, (LOC: City National Bank)
                    4.800%, 4/15/19                                      228,815
                                                                  --------------
                                                                      12,542,657
                 COLORADO - 7.8%
     7,220,000   Adonea, Metropolitan District
                    No. 2 RB, Series B, (LOC:
                    Compass Bank)
                    4.375%, 12/01/15                                   7,288,373
     2,320,000   Beacon Point, Metropolitan District
                    RB, Series B, (LOC: Compass Bank)
                    4.375%, 12/01/15                                   2,340,277
        20,000   Denver City & County Multi-Family
                    Housing RB, Buerger Brothers
                    Project, Series A, AMT, FHA
                    5.100%, 11/01/07                                      20,000
     3,000,000   Denver Health & Hospital
                    Authority RB, Series B (1)
                    4.839%, 12/01/33                                   2,715,000
       750,000   Denver International Business
                    Center GO, Metropolitan District
                    No. 1, (LOC: Compass Bank) (5)
                    4.000%, 12/01/31                                     749,813
       120,000   El Paso County, Academy Water &
                    Sanitation District GO
                    3.650%, 11/15/07                                     119,974
     1,440,000   High Plains, Metropolitan District
                    RB, (LOC: Compass Bank)
                    4.375%, 12/01/15                                   1,463,501
     1,110,000   Maher Ranch, Metropolitan District
                    No. 4 GO, RADIAN
                    4.375%, 12/01/13                                   1,114,906


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      81

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

     2,245,000   State Health Facilities Authority RB,
                    Catholic Health, Series A, ETM
                    5.500%, 3/01/22                                    2,400,556
       345,000   State Health Facilities Authority RB,
                    Volunteers of America Care, Series A
                    5.000%, 7/01/08                                      345,224
       160,000   State Housing & Finance Authority
                    RB, Single-Family Program
                    Series C-2, AMT
                    8.400%, 10/01/21                                     169,458
       255,000   State Housing & Finance Authority
                    RB, Single-Family Project,
                    Series D2, AMT
                    6.350%, 11/01/29                                     266,013
                                                                  --------------
                                                                      18,993,095
                 DELAWARE - 0.8%
     1,160,000   State Economic Development
                    Authority RB, Water Development,
                    Wilmington Suburban, Series B
                    6.450%, 12/01/07                                   1,162,563
       620,000   State Health Facilities Authority RB,
                    Beebe Medical Center Project,
                    Series A
                    5.000%, 6/01/08                                      623,553
       105,000   State Housing Authority RB,
                    Single-Family Mortgage,
                    Series A-1, AMT, MBIA
                    5.300%, 7/01/11                                      106,174
                                                                  --------------
                                                                       1,892,290
                 DISTRICT OF COLUMBIA - 0.1%
       175,000   Housing Finance Agency RB,
                    1330 7th Street Apartments,
                    Series A, AMT, FHA
                    3.000%, 12/01/09                                     172,676
                                                                  --------------
                 FLORIDA - 0.4%
         5,000   Dunedin, Health Facilities
                    Authority RB, Mease Hospital, ETM
                    7.600%, 10/01/08                                       5,146
       310,000   Florida State Board of Education
                    GO, Public Education School
                    Improvements, Series C, ETM
                    6.000%, 5/01/08                                      312,995
         5,000   Florida State GO, ETM
                    5.900%, 7/01/08                                        5,061
       425,000   Florida State, Board Registered
                    Parking System RB, University
                    of Florida, MBIA
                    5.000%, 8/01/10                                      425,501
       190,000   Hollywood Community Redevelopment
                    Agency RB, Beach CRA
                    5.000%, 3/01/08                                      190,572

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       100,000   Jacksonville, Electric Authority RB,
                    Third Installment, ETM
                    6.800%, 7/01/12                                      108,120
                                                                  --------------
                                                                       1,047,395
                 GEORGIA - 1.2%
       920,000   Cobb County, Kennestone Hospital
                    Authority RB, Capital Appreciation
                    Certificates, Series 86A, MBIA,
                    ETM (6)
                    17.388%, 8/01/15                                     575,258
       490,000   Hapeville, Development Authority RB,
                    Intergovernmental (2) (3) (4) (5)
                    6.500%, 8/01/09                                      496,385
     1,375,000   Randolph County, Sales Tax GO
                    3.210%, 4/01/12                                    1,352,876
       385,000   State Housing & Finance Authority
                    RB, Single-Family Mortgage
                    Program, Sub-Series D-3 (1)
                    4.850%, 6/01/17                                      388,434
                                                                  --------------
                                                                       2,812,953
                 IDAHO - 0.2%
       205,000   State Housing & Finance Association
                    RB, Single-Family Mortage
                    Program, Series C, Class I, AMT
                    4.125%, 7/01/32                                      205,029
       235,000   State Housing & Finance Association
                    RB, Single-Family Mortgage
                    Program, Series A-2, Class I, AMT
                    3.125%, 7/01/33                                      232,610
        30,000   State Housing & Finance Association
                    RB, Single-Family Mortgage
                    Program, Sub-Series G-2, AMT
                    5.750%, 1/01/14                                       30,065
        20,000   State Housing & Finance Association
                    RB, Single-Family Mortgage Program,
                    Sub-Series H-2, AMT, FHA
                    5.850%, 1/01/14                                       20,345
                                                                  --------------
                                                                         488,049
                 ILLINOIS - 6.8%
     5,000,000   Bartlett, Quarry Redevelopment
                    Project TA (5)
                    5.350%, 1/01/17                                    5,071,950
     5,000,000   Bolingbrook, Sales Tax RB (8)
                    5.150%, 1/01/26                                    5,088,750
       400,000   Broadview GO
                    4.000%, 12/01/07                                     399,884
       800,000   Cary, Special Tax, Special Service
                    Area No. 1, RADIAN
                    4.400%, 3/01/16                                      791,272
        20,000   Chicago, Single-Family Mortgage RB,
                    Series B, AMT, GNMA, FNMA,
                    FHLMC
                    6.950%, 9/01/28                                       20,534


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      82

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       765,000   McCook, British Home Project RB,
                    (LOC: LaSalle Bank NA)
                    4.250%, 12/01/14                                     765,084
       105,000   Pekin, Single-Family Mortgage
                    RB, ETM
                    7.400%, 12/01/08                                     107,717
     4,029,000   Pingree Grove, Special Services Area,
                    Cambridge Lakes Project, Series 05-1
                    5.250%, 3/01/15                                    4,053,053
       415,000   State Health Facilities Authority RB,
                    Lutheran General Health Systems,
                    Series C, FSA
                    7.000%, 4/01/08                                      420,619
                                                                  --------------
                                                                      16,718,863
                 INDIANA - 0.8%
        65,000   Allen County, Redevelopment District
                    Tax Increment TA, I-469 Bluffton
                    Road Economic Development Project
                    5.800%, 11/15/07                                      65,018
     1,095,000   Carmel, Industrial Redevelopment
                    BAN, District Golf
                    5.250%, 2/01/09                                    1,091,244
       350,000   Hamilton County, Industrial
                    Redevelopment TA, District Tax
                    Increment Revenue
                    3.850%, 1/10/10                                      349,038
       100,000   Lawrence, Multi-Family Housing RB,
                    Pinnacle Apartments Project, AMT,
                    FNMA, Mandatory Put (7)
                    5.150%, 6/01/24                                      100,240
       105,000   State Health Facilities Financing
                    Authority RB, Unrefunded,
                    Series A, MBIA
                    5.000%, 11/01/09                                     107,207
       285,000   State Housing Finance Authority RB,
                    Single-Family Mortgage, Series A-3,
                    AMT, GNMA, FNMA
                    5.375%, 1/01/23                                      287,229
                                                                  --------------
                                                                       1,999,976
                 IOWA - 1.4%
     3,470,000   Coralville GO, BAN, Urban
                    Renewal, Series D
                    4.250%, 6/01/09                                    3,481,104
         5,000   Sioux City, Hospital RB, Series O,
                    MBIA, ETM
                    5.250%, 8/15/10                                        5,007
                                                                  --------------
                                                                       3,486,111
                 KANSAS - 5.4%
     2,750,000   Junction City GO, Temporary
                    Notes, Series B (5)
                    6.000%, 6/01/08                                    2,758,140
     2,500,000   Junction City GO, Temporary
                    Notes, Series E
                    5.000%, 12/01/07                                   2,501,425

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

     2,195,000   Mission GO, Temporary Notes,
                    Series 2 (5)
                    5.500%, 6/01/08                                    2,195,681
     1,760,000   Sedgwick & Shawnee Counties,
                    Single-Family Mortgage RB,
                    Series A, AMT, GNMA, FNMA (8)
                    5.600%, 6/01/27                                    1,813,011
     1,500,000   Sedgwick & Shawnee Counties,
                    Single-Family Mortgage RB,
                    Series A-2, AMT, GNMA, FNMA
                    5.600%, 6/01/29                                    1,586,160
       945,000   Wyandotte County, Sales Tax RB,
                    1st Lien, Area B, (LOC:
                    Citibank NA)
                    3.750%, 12/01/12                                     943,894
     1,400,000   Wyandotte County, Sales Tax RB,
                    1st Lien, Area C, (LOC:
                    Citibank NA)
                    3.850%, 12/01/13                                   1,400,266
                                                                  --------------
                                                                      13,198,577
                 KENTUCKY - 1.5%
     1,260,000   State Area Development Districts
                    Financing GO, Henderson,
                    Series G1 Pre-Refunded @102 (2) (9)
                    5.750%, 12/01/07                                   1,286,208
     1,855,000   State Economic Development
                    Authority RB, Norton Healthcare,
                    Series C, MBIA, ETM
                    5.500%, 10/01/11                                   1,987,521
        25,000   State Turnpike Authority RB, ETM (1)
                    6.625%, 7/01/08                                       25,441
       290,000   State Turnpike Authority RB,
                    Resource Recovery Redevelopment,
                    Series A, ETM
                    5.000%, 7/01/08                                      291,836
        35,000   State Turnpike Authority Toll
                    Road RB, ETM
                    6.125%, 7/01/08                                       35,475
                                                                  --------------
                                                                       3,626,481
                 LOUISIANA - 3.1%
       125,000   Calcasieu Parish, Public
                    Transportation Authority RB,
                    Single-Family Mortgage,
                    Series A, AMT, GNMA, FNMA
                    5.850%, 10/01/32                                     126,060
     5,847,374   Jefferson Parish, Financial Authority
                    RB, Single-Family Mortgage,
                    Series A, AMT (1) (2)
                    4.610%, 3/01/39                                    5,847,374
        40,000   Jefferson Parish, Hospital Service
                    District No. 1 RB, ETM
                    7.250%, 1/01/09                                       40,854


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      83

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

     1,065,000   Louisiana Local Government,
                    Environment Facilities RB,
                    Southeastern Louisiana University,
                    Series B, MBIA
                    4.375%, 2/01/37                                    1,017,874
        40,000   Monroe-West Monroe, Single-Family
                    Mortgage RB, ETM
                    7.200%, 8/01/10                                       41,923
        55,000   Orleans Parish, School Board GO,
                    MBIA, ETM (6)
                    7.018%, 2/01/08                                       54,417
       425,000   State Multi-Family Housing
                    Finance Agency RB, Section 8-202
                    Project, Series A
                    3.950%, 12/01/09                                     426,254
        15,000   State Public Facilities Authority
                    Hospital RB, Pendleton Memorial
                    Methodist Hospital, ETM
                    5.000%, 6/01/08                                       15,128
                                                                  --------------
                                                                       7,569,884
                 MARYLAND - 1.3%
                 Annapolis, Economic Development
                    RB, Saint Johns College Facilities,
                    Series A
        80,000      4.500%, 10/01/08                                      80,411
        85,000      4.500%, 10/01/09                                      85,853
        90,000      4.250%, 10/01/10                                      90,562
                 Annapolis, Economic Development
                    RB, Saint Johns College Facilities,
                    Series B
        45,000      4.500%, 10/01/08                                      45,231
        60,000      4.250%, 10/01/10                                      60,374
     2,180,000   Baltimore, Unrefunded Capital
                    Appreciation GO, Series A,
                    FGIC (6)
                    6.046%, 10/15/09                                   1,940,265
       880,000   State Health & Higher Education
                    RB, Howard County General
                    Hospital, ETM
                    5.500%, 7/01/13                                      902,132
                                                                  --------------
                                                                       3,204,828
                 MICHIGAN - 1.0%
       700,000   Detroit/Wayne County, Stadium
                    Authority RB, FGIC
                    5.250%, 2/01/09                                      714,728
       280,000   Grand Valley, State University RB,
                    AMBAC
                    5.150%, 10/01/09                                     283,021
       960,000   Kalamazoo, Hospital Finance
                    Authority RB, Borgess Medical
                    Center, Series A, AMBAC, ETM
                    5.500%, 6/01/08                                      971,156

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       360,000   Kalamazoo, Hospital Finance
                    Authority RB, Bronson
                    Methodist, MBIA
                    5.500%, 5/15/08                                      363,823
       150,000   State Hospital Financial Authority
                    RB, Oakwood Obligated Group
                    5.000%, 11/01/07                                     150,000
                                                                  --------------
                                                                       2,482,728
                 MINNESOTA - 0.8%
       240,000   Alexandria, Industrial Development
                    RB, Seluemed Limited LLP
                    Project, AMT, (LOC: First
                    Trust NA)
                    5.300%, 3/01/10                                      240,153
       895,000   Burnsville, Hospital System RB,
                    Fairview Community Hospitals,
                    ETM (6)
                    4.034%, 5/01/12                                      683,950
       135,000   Dakota County, Community
                    Development Agency RB,
                    Commons on Marice Project,
                    Series A
                    4.250%, 11/01/07                                     135,000
       810,000   State Housing Finance Agency RB,
                    Residential Housing Financing,
                    Series B, AMT
                    4.800%, 7/01/23                                      812,568
                                                                  --------------
                                                                       1,871,671
                 MISSISSIPPI - 0.7%
     1,235,000   Mississippi Business Finance RB,
                    TT&W Farm Products Project,
                    AMT, (LOC: National Bank)
                    6.900%, 7/01/10                                    1,239,582
       425,000   Mississippi Hospital Equipment
                    & Facilities Authority RB,
                    Hospital South Central
                    4.000%, 12/01/07                                     424,906
                                                                  --------------
                                                                       1,664,488
                 MISSOURI - 3.6%
       990,000   Boone County, Industrial
                    Development Authority RB,
                    Otscon Project, AMT, Mandatory
                    Put, (LOC: Boone County
                    National Bank) (1) (7)
                    4.750%, 5/01/18                                      970,339
       500,000   Fort Zumwalt, School District GO,
                    Pre-Refunded @ 100 (9)
                    6.500%, 3/01/08                                      505,005
                 Pacific, Industrial Development
                    Authority RB, Clayton Project,
                    AMT, (LOC: Commerce Bank NA)
       720,000      6.450%, 5/01/17                                      721,354
       630,000      6.200%, 5/01/12                                      631,046


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      84

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

     2,750,000   Riverside, Industrial Development
                    Authority RB, Riverside Horizons
                    Project, Series B, ACA
                    4.500%, 5/01/27                                    2,583,322
       100,000   St. Charles County, Industrial
                    Development Authority RB,
                    Garden View Care Center Project,
                    AMT, (LOC: U.S. Bank NA)
                    5.400%, 11/15/16                                     100,611
     2,000,000   State Environmental Implementation
                    & Energy, Pollution Control RB,
                    Association Electric Coop
                    Thomas Hill
                    5.500%, 12/01/11                                   2,023,000
     1,250,000   Waynesville COP, RADIAN
                    4.200%, 4/01/17                                    1,235,412
                                                                  --------------
                                                                       8,770,089
                 MONTANA - 0.0%
        20,000   State Board Investment RB, Payroll
                    Tax Workers Compensation
                    Project, MBIA, ETM
                    6.875%, 6/01/11                                       20,738
                                                                  --------------
                 NEBRASKA - 0.0%
       100,000   Madison County, Hospital Authority
                    RB, Faith Regional Healthcare
                    Services Project, RADIAN
                    4.850%, 7/01/09                                      101,417
                                                                  --------------
                 NEVADA - 2.1%
     5,200,000   Clark County, Pollution Control
                    RB, Nevada Power Company
                    Project, ACA
                    5.300%, 10/01/11                                   5,200,156
        35,000   State Municipal Bond GO,
                    Project No. 28-31-C, ETM
                    7.200%, 1/01/09                                       35,570
                                                                  --------------
                                                                       5,235,726
                 NEW JERSEY - 7.3%
     3,895,000   Atlantic City, Municipal Utilities
                    Authority RB, Sub-Water
                    Systems (2) (3) (4)
                    5.000%, 1/01/08                                    3,899,635
     2,000,000   Atlantic Highlands GO (5)
                    4.250%, 11/15/07                                   2,000,100
     1,000,000   Haddon Township BAN (5)
                    5.625%, 2/15/08                                    1,001,070
         5,000   Hudson County GO
                    5.125%, 8/01/08                                        5,050
       200,000   Passaic Valley, Sewer Systems RB,
                    Series D, ETM, AMBAC
                    5.750%, 12/01/07                                     200,336

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       150,000   State Economic Development
                    Authority RB, Newark Downtown
                    District Management
                    4.500%, 6/15/08                                      150,350
       850,000   State Economic Development
                    Authority RB, Seabrook Income,
                    Series A, Pre-Refunded @ 101 (9)
                    8.000%, 11/15/10                                     966,730
     1,990,000   State Health Care Facilities Authority
                    RB, Catholic Health East Issue,
                    Series E (1)
                    4.524%, 11/15/33                                   1,851,536
       125,000   State Health Care Facilities Financing
                    Authority RB, Allegany Health,
                    Our Lady of Lourdes, ETM, MBIA
                    5.000%, 7/01/08                                      125,545
                 State Higher Education Assistance
                    Authority RB, Series A, AMT,
                    AMBAC
       885,000      5.150%, 6/01/12                                      892,947
       845,000      5.050%, 6/01/11                                      845,651
       300,000   State Housing & Mortgage Finance
                    Agency RB, Multi-Family Housing,
                    Series A, FSA, AMT
                    5.050%, 11/01/18                                     303,255
     5,500,000   West Deptford Township BAN,
                    Series C (5)
                    4.250%, 12/17/07                                   5,502,420
                                                                  --------------
                                                                      17,744,625
                 NEW HAMPSHIRE - 0.9%
     2,245,000   Claremont GO (5)
                    6.000%, 8/15/17                                    2,301,956
                                                                  --------------
                 NEW MEXICO - 0.1%
       360,000   State, Mortgage Financial Authority
                    RB, Single-Family Housing,
                    Series A2, Class I, AMT, GNMA,
                    FNMA, FHLMC
                    3.900%, 1/01/19                                      359,795
                                                                  --------------
                 NEW YORK - 3.0%
       100,000   Freeport GO
                    4.500%, 8/01/08                                      100,685
       500,000   Highland Hospital RB, Rochester (5)
                    5.150%, 8/01/08                                      500,135
       600,000   New York City, Industrial Development
                    Agency RB, Polytechnic University
                    Project, Pre-Refunded @ 101 (9)
                    6.125%, 11/01/10                                     651,144
     2,165,000   New York State Housing Finance
                    Agency RB, Multi-Family Housing,
                    Series B, AMT, SONYMA
                    4.750%, 8/15/37                                    2,171,452


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      85

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       445,000   Saratoga County, Industrial
                    Development Agency RB,
                    Saratoga Hospital Project, Series A
                    5.000%, 12/01/07                                     445,311
     1,835,000   State Dormitory Authority RB,
                    Concord Nursing Home, GNMA
                    3.875%, 8/15/12                                    1,839,532
        95,000   State Dormitory Authority RB,
                    State Supported Debt, Unrefunded,
                    Series B
                    5.700%, 2/15/09                                       97,049
       525,000   State Urban Development RB,
                    Capital Appreciation, Series O,
                    FSA (6)
                    11.435%, 1/01/11                                     432,884
       750,000   Tobacco Settlement Financing RB,
                    Series B-1C
                    5.250%, 6/01/13                                      756,060
       335,000   Tobacco Settlement Financing RB,
                    Series C-1
                    5.250%, 6/01/12                                      335,496
                                                                  --------------
                                                                       7,329,748
                 NORTH CAROLINA - 0.1%
        25,000   Pasquotank County, Public Schools
                    Project, COP, MBIA
                    5.000%, 6/01/15                                       25,205
        30,000   State Medical Care Community
                    Hospital RB, Memorial Mission
                    Hospital Project, ETM
                    7.625%, 10/01/08                                      30,957
       100,000   State Medical Care Community RB,
                    North Carolina Housing Foundation
                    Project, ACA
                    6.000%, 8/15/10                                      102,799
       125,000   State Medical Care Community RB,
                    Saint Joseph Hospital Project,
                    AMBAC, ETM
                    5.000%, 10/01/08                                     125,142
                                                                  --------------
                                                                         284,103
                 NORTH DAKOTA - 0.1%
       275,000   State Housing Finance Agency RB,
                    Home Mortgage Program,
                    Series A, AMT
                    5.200%, 7/01/19                                      277,412
                                                                  --------------
                 OHIO - 0.5%
        50,000   Cuyahoga County, Deaconess
                    Hospital Project RB, ETM
                    6.750%, 11/01/09                                      51,273
       400,000   Euclid GO
                    5.300%, 12/01/07                                     400,564
       130,000   Franklin County, First Mortgage RB,
                    OCLC Project, ETM
                    7.500%, 6/01/09                                      132,697

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       500,000   Montgomery County, Health
                    Facilities Authority, Franciscan at
                    Saint Leonard, Pre-Refunded
                    @100 (9)
                    5.500%, 1/01/10                                      515,825
                                                                  --------------
                                                                       1,100,359
                 OKLAHOMA - 1.4%
                 Pottawatomie County, Shawnee
                    Public Schools Project RB
       835,000      5.000%, 9/01/08                                      844,060
       930,000      5.000%, 9/01/09                                      951,194
     1,500,000   Tulsa, Industrial Authority TA,
                    Series A (5)
                    7.020%, 1/01/12                                    1,531,065
       175,000   Tulsa, Industrial Authority TA,
                    Series B (5)
                    6.970%, 7/01/11                                      178,348
                                                                  --------------
                                                                       3,504,667
                 OREGON - 1.0%
       445,000   State Housing & Community
                    Services Department RB, Single-
                    Family Mortgage Program, Series F,
                    AMT, MBIA
                    5.650%, 7/01/28                                      449,895
     1,320,000   State Housing & Community
                    Services Department RB, Single-Family
                    Mortgage Program, Series J, AMT,
                    FNMA
                    5.750%, 7/01/29                                    1,335,114
       550,000   State Housing & Community Services
                    Department RB, Single-Family
                    Mortgage Program, Series R, AMT
                    4.200%, 7/01/27                                      550,313
                                                                  --------------
                                                                       2,335,322
                 PENNSYLVANIA - 12.1%
        10,000   Berks County GO, Second Series, MBIA
                    3.100%, 11/15/08                                       9,956
     1,775,000   Bucks County, Industrial Development
                    Authority RB, School Lane Charter
                    School, Series A (10)
                    4.600%, 3/15/17                                    1,737,885
     1,000,000   Chester County, Health & Education
                    Facilities Authority RB, Chester
                    County Hospital, MBIA
                    5.625%, 7/01/08                                    1,006,310
     6,300,000   Delaware Valley, Regional Financial
                    Authority RB, Series C (1)
                    4.389%, 6/01/27                                    6,072,948
       130,000   Lakeland, School District GO, ETM
                    8.875%, 8/15/10                                      141,172


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      86

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

     1,215,000   Lawrence County, Industrial
                    Development Authority RB,
                    Shenango Presbyterian, Series B,
                    Pre-Refunded @ 102 (9)
                    7.500%, 11/15/11                                   1,396,764
       975,000   Lehigh County, General Purpose
                    Authority RB, St. Lukes Hospital
                    Bethlehem (1)
                    4.744%, 8/15/42                                      862,875
     3,670,000   Lycoming County, Hospitals Authority
                    RB, Divine Providence Hospital,
                    Connie Lee
                    5.375%, 11/15/10                                   3,674,808
       515,000   Monroe County, Hospitals Authority
                    RB, Pocono Medical Center
                    5.000%, 1/01/10                                      521,927
       200,000   Philadelphia, Authority for Industrial
                    Development RB, Russell Byers
                    School, Series B (5)
                    6.625%, 5/01/09                                      201,422
        40,000   Philadelphia, Hospitals Authority RB,
                    Thomas Jefferson University
                    Hospital, ETM
                    7.000%, 7/01/08                                       40,771
       740,000   Pittsburgh, Urban Redevelopment
                    Authority TA, Center Triangle,
                    Series B (5) (11)
                    5.420%, 5/01/15                                      736,714
     1,250,000   Sayre, Health Care Facilities Authority
                    RB, Guthrie Health Issue, Series B,
                    Pre-Refunded @107.5 (9)
                    7.125%, 12/01/11                                   1,498,275
     1,120,000   State Higher Education Facilities
                    Authority RB, St. Francis
                    Independent Colleges-Universities
                    5.000%, 11/01/11                                   1,131,469
                 State Higher Educational Facilities
                    Authority RB, Indiana University,
                    Series A, XLCA (1)
     4,550,000      4.154%, 7/01/39                                    4,309,032
     4,940,000      4.104%, 7/01/27                                    4,823,416
     1,300,000   State Turnpike Commission BAN,
                    Series B, AMBAC (5)
                    5.290%, 10/15/09                                   1,300,572
                                                                  --------------
                                                                      29,466,316
                 SOUTH DAKOTA - 0.0%
        95,000   State Lease Revenue Trust COP,
                    Series B, FSA
                    6.500%, 9/01/08                                       97,275
                                                                  --------------
                 TENNESSEE - 0.6%
     1,135,000   Knox County, Health Educational
                    & Housing Facilities RB, University
                    Health Systems
                    4.125%, 4/01/11                                    1,129,075

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       225,000   State Housing Development
                    Agency RB, Homeownership
                    Program, Series 1D
                    4.700%, 7/01/15                                      228,762
                                                                  --------------
                                                                       1,357,837
                 TEXAS - 5.2%
       380,000   Brownsville GO, Capital
                    Appreciation, AMBAC (6)
                    12.711%, 2/15/11                                     311,231
       405,000   Galveston County, Single-Family
                    Housing Mortgage RB, Mortgage-
                    Backed Securities Project, Series A,
                    AMT, GNMA, FNMA
                    6.200%, 12/01/32                                     409,099
     2,000,000   Harris County RB, Series B,
                    AMBAC (1)
                    4.368%, 8/15/35                                    1,895,000
     2,665,000   Pasadena, Independent School
                    District GO, Building, Series B,
                    FSA (1)
                    3.450%, 2/01/35                                    2,665,000
     2,885,000   Retama, Development Special
                    Facilities RB, Retama Racetrack,
                    ETM (5)
                    8.750%, 12/15/10                                   3,196,407
                 State Municipal Gas Acquisition &
                    Supply RB (1)
     2,600,000      4.685%, 9/15/27                                    2,470,000
       250,000      4.515%, 9/15/17                                      244,687
     1,275,000   State Municipal Gas Acquisition &
                    Supply RB, Series B (1)
                    4.145%, 12/15/09                                   1,255,875
       260,000   Valley Community Hospital RB, ETM
                    7.500%, 4/01/09                                      268,411
                                                                  --------------
                                                                      12,715,710
                 VIRGINIA - 7.8%
       445,000   Louisa, Industrial Development
                    Authority RB, Pollution Control
                    5.250%, 12/01/08                                     447,750
     2,245,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    1st Tier, Sub-Series C, ETM (6)
                    4.060%, 8/15/08                                    2,183,285
    11,285,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    Series B, ACA, Pre-Refunded
                    @ 45.5 (6) (9)
                    4.010%, 8/15/08                                    4,993,500
    13,915,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    Series B, ACA, Pre-Refunded
                    @ 48.201 (6) (9)
                    4.010%, 8/15/08                                    6,522,795


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      87

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

       585,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    Series B, ACA-CBI, Pre-Refunded
                    @ 40.387 (6) (9)
                    3.945%, 8/15/08                                      229,771
     3,795,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    Series B, ACA-CBI, Pre-Refunded
                    @ 57.582 (6) (9)
                    4.010%, 8/15/08                                    2,125,162
     1,740,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    Series B, Pre-Refunded
                    @ 28.382 (6) (9)
                    4.022%, 8/15/08                                      480,257
       700,000   Pocahontas Parkway Association,
                    Toll Road RB, Capital Appreciation,
                    Series B, Pre-Refunded @ 82.1 (6) (9)
                    3.995%, 8/15/08                                      558,901
     1,500,000   Poplar Hill, Community
                    Development Authority, COP,
                    Series A (5)
                    5.500%, 9/01/34                                    1,485,240
                                                                  --------------
                                                                      19,026,661
                 UTAH - 0.6%
                 Salt Lake County RB, Westminster
                    College Project
       180,000      4.500%, 10/01/08                                     180,524
       200,000      4.500%, 10/01/09                                     201,088
       230,000      4.500%, 10/01/10                                     231,428
       550,000      4.500%, 10/01/11                                     553,119
       265,000   Utah County, Charter School RB,
                    Lincoln Academy, Series B (5)
                    6.900%, 6/15/09                                      266,537
                                                                  --------------
                                                                       1,432,696
                 WASHINGTON - 1.5%
     3,400,000   King County, Housing Authority RB,
                    Series A, RADIAN
                    5.050%, 7/01/13                                    3,420,094
       150,000   Northshore, Parks & Recreational
                    Services GO
                    5.000%, 12/01/08                                     150,174
                                                                  --------------
                                                                       3,570,268
                 WEST VIRGINIA - 0.0%
        45,000   Cabell, Putnam, & Wayne Counties,
                    Single-Family Residential
                    Mortgage RB, ETM, FGIC
                    7.375%, 4/01/10                                       46,536
                                                                  --------------
                 WISCONSIN - 4.3%
       500,000   Antigo, Taxable-Bond Anticipation
                    Notes RB (5)
                    6.375%, 8/01/09                                      504,585

  Principal
   Amount $                                                           Value $
--------------                                                    --------------

     1,250,000   Cedarburg GO (5)
                    5.875%, 12/01/09                                   1,258,937
     1,000,000   Fond Du Lac, Water Works RB, BAN
                    4.000%, 3/01/10                                    1,000,670
     1,250,000   Kewaskum RB, BAN
                    4.250%, 5/01/10                                    1,256,313
     2,075,000   Kewaskum, Water Works & Sewer
                    System RB, BAN
                    4.250%, 5/01/10                                    2,084,586
     1,250,000   Kronenwetter, Anticipation Notes
                    4.750%, 3/01/11                                    1,258,913
       900,000   Oshkosh, Industrial Development
                    Authority RB, Don Evans Project,
                    AMT, Mandatory Put, (LOC:
                    Marshall & Ilslay) (7)
                    5.500%, 12/01/21                                     904,995
     1,500,000   State Health & Educational Facilities
                    RB, Aurora Health Care, MBIA
                    5.000%, 8/15/09                                    1,531,530
       805,000   State Housing & Economic
                    Development Authority RB,
                    AMT, Series E
                    5.800%, 9/01/17                                      806,135
                                                                  --------------
                                                                      10,606,664
                                                                  --------------
                 TOTAL MUNICIPAL BONDS
                    (Cost $236,287,711)                              234,666,035
                                                                  --------------
                 CORPORATE OBLIGATIONS - 1.4%
       641,360   IIS/Syska Holdings Energy (10)
                    3.900%, 8/15/08                                      628,296
       250,000   Kidspeace National Centers of
                    Georgia, USDA (1) (2) (3) (4)
                    6.300%, 12/01/28                                     262,947
     2,382,708   Niagara Elmwood (2) (5)
                    6.120%, 12/15/11                                   2,406,702
                                                                  --------------
                 TOTAL CORPORATE
                    OBLIGATIONS
                    (Cost $3,272,503)                                  3,297,945
                                                                  --------------

    Shares
--------------
                 SHORT-TERM INVESTMENT - 2.1%
     5,170,414   BlackRock Institutional Muni
                    Fund Portfolio, 3.33% (12)                         5,170,414
                                                                  --------------
                 TOTAL SHORT-TERM
                    INVESTMENT
                    (Cost $5,170,414)                                  5,170,414
                                                                  --------------
                 TOTAL INVESTMENTS - 99.5%
                    (Cost $244,730,628)                              243,134,394
                                                                  --------------
                 OTHER ASSETS LESS
                    LIABILITIES - 0.5%                                 1,321,637
                                                                  --------------
                 NET ASSETS - 100.0%                              $  244,456,031
                                                                  ==============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      88

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2007

(1)   Variable Rate Security -- Rate disclosed is as of October 31, 2007.

(2)   Private Placement Security.

(3)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements.)

(4) Security considered illiquid. On October 31, 2007, the value of these securities amounted to $4,658,967, representing 1.9% of the net assets of the Fund.

(5)   Security is taxable.

(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(7) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.

(8) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2007.

(9)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(10) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2007, the value of these securities amounted to $2,366,181, representing 1.0% of the net assets of the Fund.

(11)  Security purchased on a when-issued basis.

(12)  Rate shown is the 7-day effective yield as of October 31, 2007.

AMT -- Income from security may be subject to alternative minimum tax. BAN -- Bond Anticipation Note
CBI -- Community-Based Initiatives
COP -- Certificate of Participation
CRA -- Community Redevelopment Agency
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GO -- General Obligation
LLP -- Limited Liability Partnership
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Federal Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RADIAN -- RADIAN Guaranty
SONYMA -- SONYMA Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      89

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

                                                                NORTH        INTERNATIONAL                    U.S. SMALL
                                                               AMERICAN       DIVERSIFIED         U.S.        AND MID CAP
                                                                EQUITY           VALUE       OPPORTUNITIES   OPPORTUNITIES
                                                                 FUND            FUND             FUND           FUND
                                                             -------------   -------------   -------------   -------------
ASSETS
   Investments in securities, at value -- Note 2 .........   $ 810,741,248   $  14,164,948   $ 307,457,304   $  11,610,002
   Cash ..................................................              --              --              --              --
   Foreign Currency ......................................              --          45,060              --              --
   Receivable for Fund shares sold .......................              --              --         154,985              --
   Initial margin for futures contracts ..................              --              --              --              --
   Dividends and tax reclaims receivable .................         834,958          35,352         160,802           4,173
   Interest receivable ...................................           5,978             309         118,667           3,807
   Receivable for securities sold ........................      20,425,379          39,270       7,070,497         145,534
   Appreciated swap contracts, at value -- Note 2 ........              --              --              --              --
   Unrealized appreciation on spot contracts .............              --             795              --              --
   Unrealized appreciation on forward contracts ..........              --              --              --              --
   Prepaid expenses ......................................          30,893          20,105          25,710          10,308
   Due from Investment Advisor -- Note 3 .................              --          24,162              --           2,083
                                                             -------------   -------------   -------------   -------------
       TOTAL ASSETS ......................................     832,038,456      14,330,001     314,987,965      11,775,907

LIABILITIES
   Foreign taxes payable .................................              --             868              --              --
   Due to custodian ......................................              --              --              --              --
   Variation margin payable ..............................              --              --              --              --
   Income distributions payable ..........................              --              --              --              --
   Depreciated swap contracts, at value -- Note 2 ........              --              --              --              --
   Unrealized depreciation on spot contracts .............              --              89              --              --
   Unrealized depreciation on forward contracts ..........              --              --              --              --
   Payable for securities purchased ......................      17,364,569         100,209       5,927,921          95,717
   Payable for Fund shares redeemed ......................       4,237,838              --         421,242              --
   Investment Advisory fees payable -- Note 3 ............         172,868              --         259,774              --
   Sub-administration fees payable -- Note 3 .............           8,989           1,223          27,242           1,020
   Trustees' fees payable -- Note 5 ......................           6,418           1,464           3,344           1,448
   Distribution fees payable -- Note 3 ...................              39             346           1,248             286
   Accrued expenses and other liabilities ................         117,372          87,032          86,024          59,879
                                                             -------------   -------------   -------------   -------------
       TOTAL LIABILITIES .................................      21,908,093         191,231       6,726,795         158,350
                                                             -------------   -------------   -------------   -------------
     NET ASSETS ..........................................   $ 810,130,363   $  14,138,770   $ 308,261,170   $  11,617,557
                                                             =============   =============   =============   =============
NET ASSETS
   Capital paid-in .......................................   $ 593,687,540   $  10,435,233   $ 230,564,224   $   9,310,300
   Undistributed (distributions in excess of) net
     investment income ...................................      13,409,016         411,612         355,076         (15,555)
   Accumulated net realized gain (loss) on
     investments, futures, swap contracts and foreign
     currency transactions ...............................      87,635,317       1,538,072      27,139,902         643,564
   Accumulated foreign capital gains tax on appreciated
     securities ..........................................              --            (868)             --              --
   Net unrealized appreciation (depreciation) on
     investments .........................................     115,406,603       1,752,899      50,201,968       1,679,248
   Net unrealized appreciation on futures ................              --              --              --              --
   Net unrealized appreciation on swap contracts .........              --              --              --              --
   Net unrealized appreciation (depreciation) on
     foreign currency translations .......................          (8,113)          1,822              --              --
                                                             -------------   -------------   -------------   -------------
     NET ASSETS ..........................................   $ 810,130,363   $  14,138,770   $ 308,261,170   $  11,617,557
                                                             =============   =============   =============   =============
Investor Shares:
   Net assets ............................................   $ 809,997,691   $  12,479,178   $ 302,351,161   $  10,197,124
   Total shares outstanding at end of period .............      59,910,988         914,253      11,902,771         811,798
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .............   $       13.52   $       13.65   $       25.40   $       12.56

Advisor Shares:
   Net assets ............................................   $     132,672   $   1,659,592   $   5,910,009   $   1,420,433
   Total shares outstanding at end of period .............           9,841         121,833         233,429         113,382
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .............   $       13.48   $       13.62   $       25.32   $       12.53
Cost of securities .......................................   $ 695,334,645   $  12,412,049   $ 257,255,336   $   9,930,754
Cost of foreign currency .................................   $          --   $      44,660   $          --   $          --
Proceeds received for swap contracts .....................   $          --   $          --   $          --   $          --


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      90

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               EMERGING
                                                             INTERNATIONAL      MARKET          ENHANCED        STRATEGIC
                                                                 ALPHA          EQUITY           INCOME            BOND
                                                                 FUND            FUND             FUND             FUND
                                                             -------------   -------------   -------------   -------------
   ASSETS
   Investments in securities, at value -- Note 2 .........   $  56,634,017   $  30,401,458   $ 114,184,230   $  39,758,903
   Cash ..................................................              --              --              --          22,024
   Foreign Currency ......................................           8,730          50,214              --         691,093
   Receivable for Fund shares sold .......................          22,500          40,000              --              --
   Initial margin for futures contracts ..................              --              --              --         169,408
   Dividends and tax reclaims receivable .................          91,360          27,513              --              --
   Interest receivable ...................................           3,674           2,772         372,382         277,528
   Receivable for securities sold ........................         168,494         283,425         125,890       3,224,314
   Appreciated swap contracts, at value -- Note 2 ........              --              --              --          57,847
   Unrealized appreciation on spot contracts .............              49              --              --          19,989
   Unrealized appreciation on forward contracts ..........              --              --              --           4,566
   Prepaid expenses ......................................          14,520          10,221          13,576          17,920
   Due from Investment Advisor -- Note 3 .................              --              --              --              --
                                                             -------------   -------------   -------------   -------------
        TOTAL ASSETS .....................................      56,943,344      30,815,603     114,696,078      44,243,592

LIABILITIES
   Foreign taxes payable .................................              --          54,849              --              --
   Due to custodian ......................................              --              --              --              --
   Variation margin payable ..............................              --              --              --          35,687
   Income distributions payable ..........................              --              --             150              --
   Depreciated swap contracts, at value -- Note 2 ........              --              --              --          40,650
   Unrealized depreciation on spot contracts .............              --             179              --              --
   Unrealized depreciation on forward contracts ..........              --              --              --          76,864
   Payable for securities purchased ......................          27,999         297,321       1,006,868       9,598,864
   Payable for Fund shares redeemed ......................           1,000              --              --              --
   Investment Advisory fees payable -- Note 3 ............          39,302           7,572          17,656          59,949
   Sub-administration fees payable -- Note 3 .............           4,860           2,507          10,081           3,166
   Trustees' fees payable -- Note 5 ......................           1,736           1,568           2,096           1,590
   Distribution fees payable -- Note 3 ...................           5,570             454             239             531
   Accrued expenses and other liabilities ................          71,403          82,792          75,404         104,581
                                                             -------------   -------------   -------------   -------------
       TOTAL LIABILITIES .................................         151,870         447,242       1,112,494       9,921,882
                                                             -------------   -------------   -------------   -------------
     NET ASSETS ..........................................   $  56,791,474   $  30,368,361   $ 113,583,584   $  34,321,710
                                                             =============   =============   =============   =============
NET ASSETS
   Capital paid-in .......................................   $  52,455,317   $  18,169,953   $ 116,824,638   $  34,369,213
   Undistributed (distributions in excess of) net
     investment income ...................................         529,992          48,572         (51,801)        143,896
   Accumulated net realized gain (loss) on investments,
       futures, swap contracts and foreign currency
       transactions ......................................      (3,532,554)      3,241,710      (1,384,707)       (307,027)
   Accumulated foreign capital gains tax on appreciated
     securities ..........................................              --         (54,849)             --              --
   Net unrealized appreciation (depreciation) on
     investments .........................................       7,332,532       8,961,560      (1,804,546)         91,727
   Net unrealized appreciation on futures ................              --              --              --          26,757
   Net unrealized appreciation on swap contracts .........              --              --              --          28,669
   Net unrealized appreciation (depreciation) on foreign
     currency translations ...............................           6,187           1,415              --         (31,525)
                                                             -------------   -------------   -------------   -------------
     NET ASSETS ..........................................   $  56,791,474   $  30,368,361   $ 113,583,584   $  34,321,710
                                                             =============   =============   =============   =============
Investor Shares:
   Net assets ............................................   $  28,483,191   $  27,774,423   $ 112,429,389   $  32,022,537
   Total shares outstanding at end of period .............       2,119,068       1,551,179      11,583,888       3,187,064
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .............   $       13.44   $       17.91   $        9.71   $       10.05

Advisor Shares:
   Net assets ............................................   $  28,308,283   $   2,593,938   $   1,154,195   $   2,299,173
   Total shares outstanding at end of period .............       2,112,090         145,220         118,880         228,836
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .............   $       13.40   $       17.86   $        9.71   $       10.05
Cost of securities .......................................   $  49,301,485   $  21,439,898   $ 115,988,776   $  39,667,176
Cost of foreign currency .................................   $       8,406   $      49,799   $          --   $     652,822
Proceeds received for swap contracts .....................   $          --   $          --   $          --   $     (11,472)

                                                                                             SHORT-TERM
                                                             TOTAL RETURN     MUNICIPAL       MUNICIPAL
                                                             FIXED INCOME       BOND            BOND
                                                                 FUND           FUND            FUND
                                                             ------------   -------------   -------------
ASSETS
   Investments in securities, at value -- Note 2 .........   $ 76,593,195   $ 666,707,708   $ 243,134,394
   Cash ..................................................             --              --              --
   Foreign Currency ......................................             --              --              --
   Receivable for Fund shares sold .......................             --       6,041,763       1,305,982
   Initial margin for futures contracts ..................         71,220              --              --
   Dividends and tax reclaims receivable .................             --              --              --
   Interest receivable ...................................        415,096       8,283,494       3,035,617
   Receivable for securities sold ........................      9,152,131       1,362,352       2,600,900
   Appreciated swap contracts, at value -- Note 2 ........             --              --              --
   Unrealized appreciation on spot contracts .............             --              --              --
   Unrealized appreciation on forward contracts ..........             --              --              --
   Prepaid expenses ......................................         10,808          33,164          21,071
   Due from Investment Advisor -- Note 3 .................             --              --              --
                                                             ------------   -------------   -------------
       TOTAL ASSETS ......................................     86,242,450     682,428,481     250,097,964

LIABILITIES
   Foreign taxes payable .................................             --              --              --
   Due to custodian ......................................         37,463              --              --
   Variation margin payable ..............................         52,031              --              --
   Income distributions payable ..........................             --       2,303,352         818,374
   Depreciated swap contracts, at value -- Note 2 ........             --              --              --
   Unrealized depreciation on spot contracts .............             --              --              --
   Unrealized depreciation on forward contracts ..........             --              --              --
   Payable for securities purchased ......................     13,955,744       4,553,580       3,640,691
   Payable for Fund shares redeemed ......................             --         977,048         991,140
   Investment Advisory fees payable -- Note 3 ............          5,793         199,145          78,481
   Sub-administration fees payable -- Note 3 .............          6,390          59,345          21,952
   Trustees' fees payable -- Note 5 ......................          1,838           5,691           2,949
   Distribution fees payable -- Note 3 ...................            190           4,678           2,318
   Accrued expenses and other liabilities ................         72,502         136,722          86,028
                                                             ------------   -------------   -------------
       TOTAL LIABILITIES .................................     14,131,951       8,239,561       5,641,933
                                                             ------------   -------------   -------------
     NET ASSETS ..........................................   $ 72,110,499   $ 674,188,920   $ 244,456,031
                                                             ============   =============   =============
NET ASSETS
   Capital paid-in .......................................   $ 71,958,951   $ 679,221,360   $ 246,367,322
   Undistributed (distributions in excess of) net
     investment income ...................................        (30,401)        631,590         272,816
   Accumulated net realized gain (loss) on investments,
     futures, swap contracts and foreign currency
     transactions ........................................         11,954        (279,677)       (587,873)
   Accumulated foreign capital gains tax on appreciated
     securities ..........................................             --              --              --
   Net unrealized appreciation (depreciation) on
     investments .........................................        121,801      (5,384,353)     (1,596,234)
   Net unrealized appreciation on futures ................         48,194              --              --
   Net unrealized appreciation on swap contracts .........             --              --              --
   Net unrealized appreciation (depreciation) on foreign
     currency translations ...............................             --              --              --
                                                             ------------   -------------   -------------
     NET ASSETS ..........................................   $ 72,110,499   $ 674,188,920   $ 244,456,031
                                                             ============   =============   =============
Investor Shares:
   Net assets ............................................   $ 71,258,977   $ 656,027,069   $ 233,531,575
   Total shares outstanding at end of period .............      7,279,201      65,973,865      23,650,316
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .............   $       9.79   $        9.94   $        9.87

Advisor Shares:
   Net assets ............................................   $    851,522   $  18,161,851   $  10,924,456
   Total shares outstanding at end of period .............         86,948       1,827,316       1,106,477
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .............   $       9.79   $        9.94   $        9.87
Cost of securities .......................................   $ 76,471,394   $ 672,092,061   $ 244,730,628
Cost of foreign currency .................................   $         --   $          --   $          --
Proceeds received for swap contracts .....................   $         --   $          --   $          --


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      91

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

                                                                 NORTH       INTERNATIONAL                    U.S. SMALL
                                                               AMERICAN       DIVERSIFIED          U.S.       AND MID CAP
                                                                EQUITY          VALUE        OPPORTUNITIES   OPPORTUNITIES
                                                                 FUND           FUND              FUND           FUND
                                                             -------------   -------------   -------------   -------------
INVESTMENT INCOME
   Dividend income .......................................   $  20,820,429   $     559,696   $   2,194,796   $      69,321
   Interest income .......................................         564,766          22,363       1,639,582          51,752
   Foreign taxes withheld ................................        (255,774)        (52,461)         (6,473)           (481)
                                                             -------------   -------------   -------------   -------------
     TOTAL INCOME ........................................      21,129,421         529,598       3,827,905         120,592

EXPENSES
   Investment Advisory fees -- Note 3 ....................       2,464,110         125,246       2,853,566         102,718
   Sub-administration fees -- Note 3 .....................         124,242          13,666         311,562          11,206
   Trustees fees -- Note 5 ...............................          48,491          11,247          25,507          11,124
   Distribution fees -- Note 3 ...........................             416           3,363          11,275           2,988
   Legal fees ............................................         137,216          45,801          52,306          22,298
   Insurance .............................................         114,358          13,075          33,036          12,717
   Transfer agent fees ...................................         112,925          77,340          97,815          77,825
   Custodian fees ........................................          67,942          43,997          28,709           6,352
   Printing expenses .....................................          59,437          15,612          62,413          11,303
   Registration fees .....................................          30,805          10,662          47,706          18,983
   Audit fees ............................................          30,649          37,624          29,779          29,448
   Pricing fees ..........................................           5,490          33,186           2,236           1,186
   Amortization of deferred offering costs -- Note 2 .....              --          36,508              --           9,269
   Other .................................................          32,931          18,612          12,015           7,409
                                                             -------------   -------------   -------------   -------------
     TOTAL EXPENSES ......................................       3,229,012         485,939       3,567,925         324,826
   Expenses waived by Investment Advisor -- Note 3 .......              --        (125,246)             --        (102,718)
   Reimbursement from Investment Advisor -- Note 3 .......              --        (200,769)             --         (75,314)
                                                             -------------   -------------   -------------   -------------
     NET EXPENSES ........................................       3,229,012         159,924       3,567,925         146,794
                                                             -------------   -------------   -------------   -------------
     NET INVESTMENT INCOME (LOSS) ........................      17,900,409         369,674         259,980         (26,202)
                                                             -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FUTURES, SWAP CONTRACTS, FOREIGN CAPITAL GAINS TAX
   ON APPRECIATED SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold ..........     150,381,639+      1,652,329      27,722,498         737,834
   Net realized gain (loss) on futures ...................         754,724              --              --              --
   Net realized gain on swap contracts ...................              --              --              --              --
   Net realized gain (loss) on foreign currency
     transactions ........................................         (55,984)          4,973             (92)            (33)
                                                             -------------   -------------   -------------   -------------
       Net realized gain (loss) on
         investments, futures, swap contracts and
         foreign currency transactions ...................     151,080,379       1,657,302      27,722,406         737,801
                                                             -------------   -------------   -------------   -------------
   Change in unrealized appreciation (depreciation) on
     investments .........................................     (26,490,725)      1,310,510      23,437,416       1,373,594
   Change in unrealized appreciation on futures ..........              --              --              --              --
   Change in unrealized appreciation on swap contracts ...              --              --              --              --
   Change in unrealized on foreign capital gains tax on
     appreciated securities ..............................              --            (292)             --              --
   Change in unrealized appreciation (depreciation) on
     foreign currency translations .......................            (116)          1,771              37               1
                                                             -------------   -------------   -------------   -------------
       Net change in unrealized appreciation (depreciation)
         on investments, futures, swap contracts, foreign
         capital gains tax on appreciated securities and
         foreign currency translations ...................     (26,490,841)      1,311,989      23,437,453       1,373,595
                                                             -------------   -------------   -------------   -------------
   NET REALIZED AND UNREALIZED
     GAIN (LOSS) .........................................     124,589,538       2,969,291      51,159,859       2,111,396
                                                             -------------   -------------   -------------   -------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................   $ 142,489,947   $   3,338,965   $  51,419,839   $   2,085,194
                                                             =============   =============   =============   =============

+ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      92

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                EMERGING
                                                             INTERNATIONAL       MARKET        ENHANCED        STRATEGIC
                                                                 ALPHA           EQUITY         INCOME           BOND
                                                                 FUND             FUND           FUND            FUND
                                                             -------------   -------------   -------------   -------------
INVESTMENT INCOME
   Dividend income .......................................   $   1,238,473   $     415,916   $          --   $          --
   Interest income .......................................          51,188          20,789       6,519,981       1,759,398
   Foreign taxes withheld ................................         (86,602)        (29,748)             --          (1,192)
                                                             -------------   -------------   -------------   -------------
     TOTAL INCOME ........................................       1,203,059         406,957       6,519,981       1,758,206

EXPENSES
   Investment Advisory fees -- Note 3 ....................         546,231         192,533         279,074         248,114
   Sub-administration fees -- Note 3 .....................          61,288          20,915         122,068          36,079
   Trustees fees -- Note 5 ...............................          13,340          11,616          16,301          12,061
   Distribution fees -- Note 3 ...........................          51,344           3,457           2,874           7,662
   Legal fees ............................................          27,277          23,439          33,255          59,147
   Insurance .............................................          19,008          13,122          24,062          13,917
   Transfer agent fees ...................................          79,335          77,888          80,415          78,212
   Custodian fees ........................................          21,878          82,657          20,971          15,673
   Printing expenses .....................................          15,217          11,763          16,840          26,938
   Registration fees .....................................          25,837          17,673          25,099          27,443
   Audit fees ............................................          33,173          33,269          31,860          36,415
   Pricing fees ..........................................           6,056           9,048          21,452          25,399
   Amortization of deferred offering costs -- Note 2 .....              --          10,962              --           3,750
   Other .................................................           9,095          11,717           9,301           7,842
                                                             -------------   -------------   -------------   -------------
     TOTAL EXPENSES ......................................         909,079         520,059         683,572         598,652
   Expenses waived by Investment Advisor -- Note 3 .......        (157,424)       (179,672)       (234,046)       (210,550)
   Reimbursement from Investment Advisor -- Note 3 .......              --              --              --              --
                                                             -------------   -------------   -------------   -------------
     NET EXPENSES ........................................         751,655         340,387         449,526         388,102
                                                             -------------   -------------   -------------   -------------
     NET INVESTMENT INCOME (LOSS) ........................         451,404          66,570       6,070,455       1,370,104
                                                             -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FUTURES, SWAP CONTRACTS, FOREIGN CAPITAL GAINS TAX
   ON APPRECIATED SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold ..........       8,185,330       3,457,446      (1,016,241)        (56,909)
   Net realized gain (loss) on futures ...................              --              --              --        (136,279)
   Net realized gain on swap contracts ...................              --              --              --         119,605
   Net realized gain (loss) on foreign currency
     transactions ........................................          (3,101)         (6,811)             --         (35,900)
                                                             -------------   -------------   -------------   -------------
       Net realized gain (loss) on
         investments, futures, swap contracts and
         foreign currency transactions ...................       8,182,229       3,450,635      (1,016,241)       (109,483)
                                                             -------------   -------------   -------------   -------------
   Change in unrealized appreciation (depreciation) on
     investments .........................................       4,452,466       7,971,705      (1,421,910)       (200,228)
   Change in unrealized appreciation on futures ..........              --              --              --         117,967
   Change in unrealized appreciation on swap contracts ...              --              --              --          22,278
   Change in unrealized on foreign capital gains tax on
     appreciated securities ..............................              --         (48,764)             --              --
   Change in unrealized appreciation (depreciation) on
     foreign currency translations .......................           2,869           1,403              --          22,638
                                                             -------------   -------------   -------------   -------------
       Net change in unrealized
         appreciation (depreciation) on investments,
         futures, swap contracts, foreign capital
         gains tax on appreciated securities and
         foreign currency translations ...................       4,455,335       7,924,344      (1,421,910)        (37,345)
                                                             -------------   -------------   -------------   -------------
   NET REALIZED AND UNREALIZED
     GAIN (LOSS) .........................................      12,637,564      11,374,979      (2,438,151)       (146,828)
                                                             -------------   -------------   -------------   -------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................   $  13,088,968   $  11,441,549   $   3,632,304   $   1,223,276
                                                             =============   =============   =============   =============

                                                                                             SHORT-TERM
                                                             TOTAL RETURN     MUNICIPAL      MUNICIPAL
                                                             FIXED INCOME       BOND           BOND
                                                                 FUND           FUND           FUND
                                                             ------------   -------------   -------------
INVESTMENT INCOME
   Dividend income .......................................   $         --   $     712,775   $     401,961
   Interest income .......................................      2,132,283      19,596,153       9,065,534
   Foreign taxes withheld ................................             --              --              --
                                                             ------------   -------------   -------------
     TOTAL INCOME ........................................      2,132,283      20,308,928       9,467,495

EXPENSES
   Investment Advisory fees -- Note 3 ....................         99,292       1,749,900         847,656
   Sub-administration fees -- Note 3 .....................         42,821         473,058         231,305
   Trustees fees -- Note 5 ...............................         12,397          32,741          21,595
   Distribution fees -- Note 3 ...........................          2,046          41,423          17,900
   Legal fees ............................................         25,435          67,479          44,215
   Insurance .............................................         17,519          33,750          29,721
   Transfer agent fees ...................................         78,244          93,256          84,150
   Custodian fees ........................................         14,364          36,803          19,393
   Printing expenses .....................................         13,391          77,510          25,657
   Registration fees .....................................         22,908          48,495          30,829
   Audit fees ............................................         31,752          30,849          30,874
   Pricing fees ..........................................         18,638          87,702          39,645
   Amortization of deferred offering costs -- Note 2 .....             --              --              --
   Other .................................................          7,770          12,047          10,223
                                                             ------------   -------------   -------------
     TOTAL EXPENSES ......................................        386,577       2,785,013       1,433,163
   Expenses waived by Investment Advisor -- Note 3 .......        (99,292)       (337,498)       (249,735)
   Reimbursement from Investment Advisor -- Note 3 .......       (126,370)             --              --
                                                             ------------   -------------   -------------
     NET EXPENSES ........................................        160,915       2,447,515       1,183,428
                                                             ------------   -------------   -------------
     NET INVESTMENT INCOME (LOSS) ........................      1,971,368      17,861,413       8,284,067
                                                             ------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FUTURES, SWAP CONTRACTS, FOREIGN CAPITAL GAINS TAX
   ON APPRECIATED SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold ..........        163,495         (24,123)       (111,799)
   Net realized gain (loss) on futures ...................         46,823              --              --
   Net realized gain on swap contracts ...................             --              --              --
   Net realized gain (loss) on foreign currency
     transactions ........................................           (678)             --              --
                                                             ------------   -------------   -------------
       Net realized gain (loss) on
         investments, futures, swap contracts and
         foreign currency transactions ...................        209,640         (24,123)       (111,799)
                                                             ------------   -------------   -------------
   Change in unrealized appreciation (depreciation) on
     investments .........................................         67,714      (7,535,301)     (1,921,515)
   Change in unrealized appreciation on futures ..........         49,741              --              --
   Change in unrealized appreciation on swap contracts ...             --              --              --
   Change in unrealized on foreign capital gains tax on
     appreciated securities ..............................             --              --              --
   Change in unrealized appreciation (depreciation) on
     foreign currency translations .......................             --              --              --
                                                             ------------   -------------   -------------
       Net change in unrealized appreciation
         (depreciation) on investments, futures, swap
         contracts, foreign capital gains tax on
         appreciated securities and foreign currency
         translations ....................................        117,455      (7,535,301)     (1,921,515)
                                                             ------------   -------------   -------------
   NET REALIZED AND UNREALIZED
     GAIN (LOSS) .........................................        327,095      (7,559,424)     (2,033,314)
                                                             ------------   -------------   -------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................   $  2,298,463   $  10,301,989   $   6,250,753
                                                             ============   =============   =============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      93

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                                                          NORTH AMERICAN
                                                                                                            EQUITY FUND
                                                                                                ----------------------------------
                                                                                                     2007                2006
                                                                                                ---------------     --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ................................................................   $    17,900,409     $   22,897,980
Net realized gain (loss) on investments sold, futures and foreign currency transactions .....       151,080,379+        82,523,753+
Change in unrealized appreciation (depreciation) on investments, foreign capital gains
   tax on appreciated securities and foreign currency translations ..........................       (26,490,841)        83,486,780
                                                                                                ---------------     --------------
   Net increase in net assets resulting from operations .....................................       142,489,947        188,908,513
                                                                                                ---------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..........................................................................       (23,398,287)       (12,335,404)
   Advisor Shares ...........................................................................            (2,080)                --
Net realized gains:
   Investor Shares ..........................................................................       (53,303,193)       (20,970,187)
   Advisor Shares ...........................................................................            (5,293)                --
                                                                                                ---------------     --------------
   Total dividends and distributions ........................................................       (76,708,853)       (33,305,591)
                                                                                                ---------------     --------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................................................       132,568,048        107,993,074
Proceeds from shares sold in-kind ...........................................................                --        188,271,143
Reinvestment of distributions ...............................................................        18,112,110         21,749,065
Redemption of shares ........................................................................      (372,052,319)      (317,239,270)
Redemption of shares in-kind ................................................................      (296,385,601)      (197,662,858)
Redemption fees - Note 4 ....................................................................                --                 --
                                                                                                ---------------     --------------
   Total increase (decrease) from Investor Share transactions ...............................      (517,757,762)      (196,888,846)
                                                                                                ---------------     --------------
ADVISOR SHARES(c):
Sales of shares .............................................................................            10,000            100,000
Reinvestment of distributions ...............................................................             7,373                 --
Redemption of shares ........................................................................                --                 --
Redemption fees - Note 4 ....................................................................                --                 --
                                                                                                ---------------     --------------
   Total increase from Advisor Share transactions ...........................................            17,373            100,000
                                                                                                ---------------     --------------
   Net increase (decrease) in net assets from share transactions ............................      (517,740,389)      (196,788,846)
                                                                                                ---------------     --------------
   Total increase (decrease) in net assets ..................................................      (451,959,295)       (41,185,924)
NET ASSETS
Beginning of Period .........................................................................     1,262,089,658      1,303,275,582
                                                                                                ---------------     --------------
End of Period ...............................................................................   $   810,130,363     $1,262,089,658
                                                                                                ===============     ==============
Undistributed (accumulated net investment loss/distributions in excess of) net
   investment income ........................................................................   $    13,409,016     $   18,810,339
                                                                                                ===============     ==============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .............................................................................        10,660,078          9,242,003
Shares sold in-kind .........................................................................                --         16,145,433
Reinvestment of distributions ...............................................................         1,506,831          1,907,813
Redemption of shares ........................................................................       (29,037,394)       (27,323,408)
Redemption of shares in-kind ................................................................       (23,138,873)       (16,916,303)
                                                                                                ---------------     --------------
   Net increase (decrease) in Investor Shares ...............................................       (40,009,358)       (16,944,462)
                                                                                                ===============     ==============
ADVISOR SHARES(c):
Sales of shares .............................................................................               782              8,446
Reinvestment of distributions ...............................................................               613                 --
Reinvestment of shares ......................................................................                --                 --
                                                                                                ---------------     --------------
   Net increase in Advisor Shares ...........................................................             1,395              8,446
                                                                                                ===============     ==============

(a)   Fund commenced investment activities on August 30, 2006.

(b)   Fund commenced investment activities on March 31, 2006.

(c) The North American Equity Fund's Advisor Shares commenced operations on March 31, 2006 and the U.S. Opportunities Fund's Advisor Shares commenced operations on May 15, 2006.

+ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      94

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         INTERNATIONAL DIVERSIFIED         U.S. OPPORTUNITIES
                                                                                 VALUE FUND                       FUND
                                                                        ---------------------------   -----------------------------
                                                                            2007          2006(a)          2007             2006
                                                                        ------------   ------------   -------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ........................................   $    369,674   $     39,060   $     259,980   $    (195,360)
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions ............................................      1,657,302         56,178      27,722,406      20,946,038
Change in unrealized appreciation (depreciation) on investments, foreign capital gains tax on appreciated securities and foreign
   currency translations ............................................      1,311,989        441,864      23,437,453      12,710,043
                                                                        ------------   ------------   -------------   -------------
   Net increase in net assets resulting from operations .............      3,338,965        537,102      51,419,839      33,460,721
                                                                        ------------   ------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................       (101,970)            --              --              --
   Advisor Shares ...................................................        (10,713)            --              --              --
Net realized gains:
   Investor Shares ..................................................        (53,820)            --     (20,939,518)     (5,427,542)
   Advisor Shares ...................................................         (6,027)            --        (103,868)             --
                                                                        ------------   ------------   -------------   -------------
   Total dividends and distributions ................................       (172,530)            --     (21,043,386)     (5,427,542)
                                                                        ------------   ------------   -------------   -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................        336,678      9,000,000      67,551,529     100,672,739
Proceeds from shares sold in-kind ...................................             --             --              --              --
Reinvestment of distributions .......................................        155,790             --      20,495,365       5,298,332
Redemption of shares ................................................       (334,837)            --     (46,481,850)    (43,455,762)
Redemption of shares in-kind ........................................             --             --              --              --
Redemption fees - Note 4 ............................................             --             --           8,024          21,450
                                                                        ------------   ------------   -------------   -------------
   Total increase (decrease) from Investor Share transactions .......        157,631      9,000,000      41,573,068      62,536,759
                                                                        ------------   ------------   -------------   -------------
ADVISOR SHARES(c):
Sales of shares .....................................................        441,159      1,000,000       6,029,859         639,741
Reinvestment of distributions .......................................         16,740             --          60,689              --
Redemption of shares ................................................      (180,613)             --      (1,457,593)             --
Redemption fees - Note 4 ............................................            316             --           2,390              --
                                                                        ------------   ------------   -------------   -------------
   Total increase from Advisor Share transactions ...................        277,602      1,000,000       4,635,345         639,741
                                                                        ------------   ------------   -------------   -------------
   Net increase (decrease) in net assets from share transactions ....        435,233     10,000,000      46,208,413      63,176,500
                                                                        ------------   ------------   -------------   -------------
   Total increase (decrease) in net assets ..........................      3,601,668     10,537,102      76,584,866      91,209,679
NET ASSETS
Beginning of Period .................................................     10,537,102             --     231,676,304     140,466,625
                                                                        ------------   ------------   -------------   -------------
End of Period .......................................................   $ 14,138,770   $ 10,537,102   $ 308,261,170   $ 231,676,304
                                                                        ============   ============   =============   =============
Undistributed (accumulated net investment loss/distributions in
   excess of) net investment income .................................   $    411,612   $     35,474   $     355,076   $          --
                                                                        ============   ============   =============   =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................         26,303        900,000       2,945,901       4,637,415
Shares sold in-kind .................................................             --             --              --              --
Reinvestment of distributions .......................................         14,253             --         928,653         263,993
Redemption of shares ................................................       (26,303)             --      (1,987,960)     (2,030,621)
Redemption of shares in-kind ........................................             --             --              --              --
                                                                        ------------   ------------   -------------   -------------
   Net increase (decrease) in Investor Shares .......................         14,253        900,000       1,886,594       2,870,787
                                                                        ============   ============   =============   =============
ADVISOR SHARES(c):
Sales of shares .....................................................         34,528        100,000         263,597          28,966
Reinvestment of distributions .......................................          1,531             --           2,754              --
Reinvestment of shares ..............................................        (14,226)            --         (61,888)             --
                                                                        ------------   ------------   -------------   -------------
   Net increase in Advisor Shares ...................................         21,833        100,000         204,463          28,966
                                                                        ============   ============   =============   =============

                                                                          U.S. SMALL AND MID CAP
                                                                            OPPORTUNITIES FUND
                                                                        --------------------------
                                                                            2007          2006(b)
                                                                        ------------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ........................................   $    (26,202)  $    (2,731)
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions ............................................        737,801       (76,923)
Change in unrealized appreciation (depreciation) on investments, foreign capital gains tax on appreciated securities and foreign
   currency translations ............................................      1,373,595       305,653
                                                                        ------------   -----------
   Net increase in net assets resulting from operations .............      2,085,194       225,999
                                                                        ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................         (3,936)           --
   Advisor Shares ...................................................             --            --
Net realized gains:
   Investor Shares ..................................................             --            --
   Advisor Shares ...................................................             --            --
                                                                        ------------   -----------
   Total dividends and distributions ................................         (3,936)           --
                                                                        ------------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................      2,090,576     6,738,014
Proceeds from shares sold in-kind ...................................             --            --
Reinvestment of distributions .......................................          3,936            --
Redemption of shares ................................................       (700,051)           --
Redemption of shares in-kind ........................................             --            --
Redemption fees - Note 4 ............................................              1            --
                                                                        ------------   -----------
   Total increase (decrease) from Investor Share transactions .......      1,394,462     6,738,014
                                                                        ------------   -----------
ADVISOR SHARES(c):
Sales of shares .....................................................        897,166       500,000
Reinvestment of distributions .......................................             --            --
Redemption of shares ................................................       (219,536)           --
Redemption fees - Note 4 ............................................            194            --
                                                                        ------------   -----------
   Total increase from Advisor Share transactions ...................        677,824       500,000
                                                                        ------------   -----------
   Net increase (decrease) in net assets from share transactions ....      2,072,286     7,238,014
                                                                        ------------   -----------
   Total increase (decrease) in net assets ..........................      4,153,544     7,464,013
NET ASSETS
Beginning of Period .................................................      7,464,013            --
                                                                        ------------   -----------
End of Period .......................................................   $ 11,617,557   $ 7,464,013
                                                                        ============   ===========
Undistributed (accumulated net investment loss/distributions in
   excess of) net investment income .................................   $   (15,555)   $    (3,554)
                                                                        ============   ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................        195,225       678,547
Shares sold in-kind .................................................             --            --
Reinvestment of distributions .......................................            364            --
Redemption of shares ................................................        (62,338)           --
Redemption of shares in-kind ........................................             --            --
                                                                        ------------   -----------
   Net increase (decrease) in Investor Shares .......................        133,251       678,547
                                                                        ============   ===========
ADVISOR SHARES(c):
Sales of shares .....................................................         81,615        50,000
Reinvestment of distributions .......................................             --            --
Reinvestment of shares ..............................................        (18,233)           --
                                                                        ------------   -----------
   Net increase in Advisor Shares ...................................         63,382        50,000
                                                                        ============   ===========


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      95

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                               INTERNATIONAL
                                                                                 ALPHA FUND
                                                                        ----------------------------
                                                                             2007           2006
                                                                        -------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ...............................................   $     451,404   $    259,275
Net realized gain (loss) on investments sold, futures, swap
   contracts and foreign currency transactions ......................       8,182,229      1,096,732
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ....................................       4,455,335      2,330,580
                                                                        -------------   ------------
   Net increase in net assets resulting from operations .............      13,088,968      3,686,587
                                                                        -------------   ------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................        (283,664)      (128,898)
   Advisor Shares ...................................................        (178,023)            --
                                                                        -------------   ------------
   Total dividends ..................................................        (461,687)      (128,898)
                                                                        -------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................      11,133,510     14,728,546
Reinvestment of distributions .......................................         282,490        125,253
Redemption of shares ................................................     (13,524,072)    (1,070,040)
Redemption fees - Note 4 ............................................              65             --
                                                                        -------------   ------------
   Total increase (decrease) from Investor Share transactions .......      (2,108,007)    13,783,759
                                                                        -------------   ------------
ADVISOR SHARES(c):
Sales of shares .....................................................      17,526,815     20,725,376
Reinvestment of distributions .......................................         175,168             --
Redemption of shares ................................................     (15,872,841)      (170,017)
Redemption fees - Note 4 ............................................             486            993
                                                                        -------------   ------------
   Total increase from Advisor Share transactions ...................       1,829,628     20,556,352
                                                                        -------------   ------------
   Net increase (decrease) in net assets from share transactions ....        (278,379)    34,340,111
                                                                        -------------   ------------
   Total increase in net assets .....................................      12,348,902     37,897,800
NET ASSETS
Beginning of Period .................................................      44,442,572      6,544,772
                                                                        -------------   ------------
End of Period .......................................................   $  56,791,474   $ 44,442,572
                                                                        =============   ============
Undistributed (distributions in excess of) net investment income ....   $     529,992   $    212,556
                                                                        =============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................       1,029,716      1,469,451
Reinvestment of distributions .......................................          25,941         14,397
Redemption of shares ................................................      (1,093,754)      (110,493)
                                                                        -------------   ------------
   Net increase (decrease) in Investor Shares .......................         (38,097)     1,373,355
                                                                        =============   ============
ADVISOR SHARES(d):
Sales of shares .....................................................       1,446,287      2,036,164
Reinvestment of distributions .......................................          16,085             --
Redemption of shares ................................................      (1,370,058)       (16,388)
                                                                        -------------   ------------
   Net increase in Advisor Shares ...................................          92,314      2,019,776
                                                                        =============   ============

(a)   Fund commenced investment activities on March 31, 2006.

(b)   Fund commenced investment activities on June 30, 2006.

(c) The International Alpha Fund's Advisor Shares commenced operations on May 15, 2006.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      96

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               EMERGING MARKET                   ENHANCED
                                                                                 EQUITY FUND                   INCOME FUND
                                                                        ---------------------------   -----------------------------
                                                                            2007          2006(a)          2007            2006
                                                                        ------------   ------------   -------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ...............................................   $     66,570   $     55,229   $   6,070,455   $   5,046,911
Net realized gain (loss) on investments sold, futures, swap
   contracts and foreign currency transactions ......................      3,450,635       (218,985)     (1,016,241)       (203,537)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ....................................      7,924,344        983,782      (1,421,910)         70,115
                                                                        ------------   ------------   -------------   -------------
   Net increase in net assets resulting from operations .............     11,441,549        820,026       3,632,304       4,913,489
                                                                        ------------   ------------   -------------   -------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................        (59,930)            --      (6,036,500)     (5,220,764)
   Advisor Shares ...................................................         (3,237)            --         (59,952)        (49,587)
                                                                        ------------   ------------   -------------   -------------
   Total dividends ..................................................        (63,167)            --      (6,096,452)     (5,270,351)
                                                                        ------------   ------------   -------------   -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................      4,555,976     12,000,008         642,975       2,541,497
Reinvestment of distributions .......................................         59,930             --       6,035,689       5,220,492
Redemption of shares ................................................       (150,000)            --        (245,633)        (79,750)
Redemption fees - Note 4 ............................................             --             --              --              --
                                                                        ------------   ------------   -------------   -------------
   Total increase (decrease) from Investor Share transactions .......      4,465,906     12,000,008       6,433,031       7,682,239
                                                                        ------------   ------------   -------------   -------------
ADVISOR SHARES(c):
Sales of shares .....................................................        783,982      1,000,000         100,892          36,515
Reinvestment of distributions .......................................          3,237             --          59,951          49,587
Redemption of shares ................................................        (83,180)            --         (85,809)         (7,227)
Redemption fees - Note 4 ............................................             --             --              --              --
                                                                        ------------   ------------   -------------   -------------
   Total increase from Advisor Share transactions ...................        704,039      1,000,000          75,034          78,875
                                                                        ------------   ------------   -------------   -------------
   Net increase (decrease) in net assets from share transactions ....      5,169,945     13,000,008       6,508,065       7,761,114
                                                                        ------------   ------------   -------------   -------------
   Total increase in net assets .....................................     16,548,327     13,820,034       4,043,917       7,404,252
NET ASSETS
Beginning of Period .................................................     13,820,034             --     109,539,667     102,135,415
                                                                        ------------   ------------   -------------   -------------
End of Period .......................................................   $ 30,368,361   $ 13,820,034   $ 113,583,584   $ 109,539,667
                                                                        ============   ============   =============   =============
Undistributed (distributions in excess of) net investment income ....   $     48,572   $     51,980   $     (51,801)  $     (25,804)
                                                                        ============   ============   =============   =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................        348,015      1,210,713          65,323         189,266
Reinvestment of distributions .......................................          5,239             --         614,008         592,037
Redemption of shares ................................................        (12,788)            --         (25,040)         (8,020)
                                                                        ------------   ------------   -------------   -------------
   Net increase (decrease) in Investor Shares .......................        340,466      1,210,713         654,291         773,283
                                                                        ============   ============   =============   =============
ADVISOR SHARES(d):

Sales of shares .....................................................         50,217        100,000          10,191           3,045
Reinvestment of distributions .......................................            283             --           6,097           5,626
Redemption of shares ................................................         (5,280)            --          (8,692)           (727)
                                                                        ------------   ------------   -------------   -------------
   Net increase in Advisor Shares ...................................         45,220        100,000           7,596           7,944
                                                                        ============   ============   =============   =============

                                                                                 STRATEGIC
                                                                                 BOND FUND
                                                                        ---------------------------
                                                                             2007         2006(b)
                                                                        ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ...............................................   $  1,370,104   $    239,601
Net realized gain (loss) on investments sold, futures, swap
   contracts and foreign currency transactions ......................       (109,483)      (144,464)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities and
   foreign currency translations ....................................        (37,345)       152,973
                                                                        ------------   ------------
   Net increase in net assets resulting from operations .............      1,223,276        248,110
                                                                        ------------   ------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................     (1,252,858)      (146,680)
   Advisor Shares ...................................................       (112,241)        (7,110)
                                                                        ------------   ------------
   Total dividends ..................................................     (1,365,099)      (153,790)
                                                                        ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................     14,848,074     19,000,000
Reinvestment of distributions .......................................        846,358        146,680
Redemption of shares ................................................     (2,781,714)            --
Redemption fees - Note 4 ............................................             --             --
                                                                        ------------   ------------
   Total increase (decrease) from Investor Share transactions .......     12,912,718     19,146,680
                                                                        ------------   ------------
ADVISOR SHARES(c):
Sales of shares .....................................................      3,128,166      1,000,000
Reinvestment of distributions .......................................        112,241          7,110
Redemption of shares ................................................     (1,937,828)            --
Redemption fees - Note 4 ............................................            126             --
                                                                        ------------   ------------
   Total increase from Advisor Share transactions ...................      1,302,705      1,007,110
                                                                        ------------   ------------
   Net increase (decrease) in net assets from share transactions ....     14,215,423     20,153,790
                                                                        ------------   ------------
   Total increase in net assets .....................................     14,073,600     20,248,110
NET ASSETS
Beginning of Period .................................................     20,248,110             --
                                                                        ------------   ------------
End of Period .......................................................   $ 34,321,710   $ 20,248,110
                                                                        ============   ============
Undistributed (distributions in excess of) net investment income ....   $    143,896   $     53,492
                                                                        ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................      1,464,142      1,900,000
Reinvestment of distributions .......................................         84,253         14,727
Redemption of shares ................................................       (276,058)            --
                                                                        ------------   ------------
   Net increase (decrease) in Investor Shares .......................      1,272,337      1,914,727
                                                                        ============   ============
ADVISOR SHARES(d):

Sales of shares .....................................................        308,834        100,000
Reinvestment of distributions .......................................         11,166            714
Redemption of shares ................................................       (191,878)            --
                                                                        ------------   ------------
   Net increase in Advisor Shares ...................................        128,122        100,714
                                                                        ============   ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      97

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31,

                                                                              TOTAL RETURN FIXED
                                                                                 INCOME FUND
                                                                         ---------------------------
                                                                              2007           2006
                                                                         ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ................................................   $  1,971,368   $    967,415
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions. ............................................        209,640       (168,940)
Change in unrealized appreciation (depreciation) on investments and
   futures. ..........................................................        117,455        226,600
                                                                         ------------   ------------
   Net increase in net assets resulting from operations ..............      2,298,463      1,025,075
                                                                         ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ...................................................     (1,948,060)      (952,739)
   Advisor Shares ....................................................        (38,536)       (47,476)
Net realized gains:
   Investor Shares ...................................................             --        (30,182)
   Advisor Shares ....................................................             --         (1,713)
                                                                         ------------   ------------
   Total dividends and distributions .................................     (1,986,596)    (1,032,110)
                                                                         ------------   ------------

SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ......................................................     12,479,152      3,969,060
Proceeds from shares sold in-kind ....................................     46,437,681      8,819,298
Reinvestment of distributions ........................................      1,938,673        982,921
Redemption of shares .................................................    (11,710,334)    (1,109,764)
                                                                         ------------   ------------
   Total increase from Investor Share transactions . .................     49,145,172     12,661,515
                                                                         ------------   ------------
ADVISOR SHARES:
Sales of shares ......................................................        682,413         21,000
Reinvestment of distributions ........................................         38,536         49,189
Redemption of shares .................................................       (922,051)       (20,894)
                                                                         ------------   ------------
   Total increase (decrease) from Advisor Share transactions. ........       (201,102)        49,295
                                                                         ------------   ------------
   Net increase in net assets from share transactions. ...............     48,944,070     12,710,810
                                                                         ------------   ------------
   Total increase in net assets ......................................     49,255,937     12,703,775
NET ASSETS
Beginning of Year ....................................................     22,854,562     10,150,787
                                                                         ------------   ------------
End of Year ..........................................................   $ 72,110,499   $ 22,854,562
                                                                         ============   ============
Undistributed (distributions in excess of) net investment income. ....   $    (30,401)  $    (30,703)
                                                                         ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ......................................................      1,279,192        409,708
Shares sold in-kind ..................................................      4,787,713        897,182
Reinvestment of distributions. .......................................        198,870        100,810
Redemption of shares. ................................................     (1,207,763)      (114,019)
                                                                         ------------   ------------
   Net increase in Investor Shares ...................................      5,058,012      1,293,681
                                                                         ============   ============
ADVISOR SHARES:
Sales of shares ......................................................         70,155          2,115
Reinvestment of distributions ........................................          3,931          5,036
Redemption of shares. ................................................        (95,000)        (2,132)
                                                                         ------------   ------------
   Net increase (decrease) in Advisor Shares .........................        (20,914)         5,019
                                                                         ============   ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      98

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  MUNICIPAL                SHORT-TERM MUNICIPAL
                                                                                  BOND FUND                     BOND FUND
                                                                         ----------------------------   ---------------------------
                                                                              2007           2006          2007            2006
                                                                         ------------   -------------   ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ................................................   $ 17,861,413    $  6,995,547   $  8,284,067   $  5,690,766
Net realized gain (loss) on investments sold, futures and foreign
   currency transactions. ............................................        (24,123)        185,006       (111,799)      (143,998)
Change in unrealized appreciation (depreciation) on investments and
   futures. ..........................................................     (7,535,301)      2,852,828     (1,921,515)       925,630
                                                                         ------------   -------------   ------------   ------------
   Net increase in net assets resulting from operations ..............     10,301,989      10,033,381      6,250,753      6,472,398
                                                                         ------------   -------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ...................................................    (16,860,382)     (6,335,605)    (7,844,919)    (5,513,943)
   Advisor Shares ....................................................       (623,428)       (459,672)      (256,771)      (119,076)
Net realized gains:
   Investor Shares ...................................................             --              --             --             --
   Advisor Shares ....................................................             --              --             --             --
                                                                         ------------   -------------   ------------   ------------
   Total dividends and distributions .................................    (17,483,810)     (6,795,277)    (8,101,690)    (5,633,019)
                                                                         ------------   -------------   ------------   ------------

SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ......................................................    477,445,946     165,291,635     98,233,317    104,290,661
Proceeds from shares sold in-kind ....................................             --              --             --             --
Reinvestment of distributions ........................................     16,096,849       6,028,471      6,126,048      4,722,331
Redemption of shares .................................................    (75,530,675)    (25,578,689)   (56,312,635)   (53,629,074)
                                                                         ------------   -------------   ------------   ------------
   Total increase from Investor Share transactions . .................    418,012,120     145,741,417     48,046,730     55,383,918
                                                                         ------------   -------------   ------------   ------------
ADVISOR SHARES:
Sales of shares ......................................................      8,651,293       8,232,470      9,091,232      1,610,814
Reinvestment of distributions ........................................        613,823         438,872        223,571         93,382
Redemption of shares .................................................     (5,622,547)     (2,424,197)    (2,057,135)    (1,098,912)
                                                                         ------------   -------------   ------------   ------------
   Total increase (decrease) from Advisor Share transactions. ........      3,642,569       6,247,145      7,257,668        605,284
                                                                         ------------   -------------   ------------   ------------
   Net increase in net assets from share transactions. ...............    421,654,689     151,988,562     55,304,398     55,989,202
                                                                         ------------   -------------   ------------   ------------
   Total increase in net assets ......................................    414,472,868     155,226,666     53,453,461     56,828,581
NET ASSETS
Beginning of Year ....................................................    259,716,052     104,489,386    191,002,570    134,173,989
                                                                         ------------   -------------   ------------   ------------
End of Year ..........................................................   $674,188,920   $ 259,716,052   $244,456,031   $191,002,570
                                                                         ============   =============   ============   ============
Undistributed (distributions in excess of) net investment income. ....   $    631,590   $     253,987   $    272,816   $     90,439
                                                                         ============   =============   ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ......................................................     47,697,954      16,564,601      9,909,536     10,518,310
Shares sold in-kind ..................................................             --              --             --             --
Reinvestment of distributions. .......................................      1,609,812         602,199        617,541        475,975
Redemption of shares. ................................................     (7,577,096)     (2,560,647)    (5,673,919)    (5,408,658)
                                                                         ------------   -------------   ------------   ------------
   Net increase in Investor Shares ...................................     41,730,670      14,606,153      4,853,158      5,585,627
                                                                         ============   =============   ============   ============
ADVISOR SHARES:
Sales of shares ......................................................        863,739         823,851        916,457        162,507
Reinvestment of distributions ........................................         61,293          43,868         22,552          9,414
Redemption of shares. ................................................       (562,763)       (242,641)      (207,470)      (110,832)
                                                                         ------------   -------------   ------------   ------------
   Net increase (decrease) in Advisor Shares .........................        362,269         625,078        731,539         61,089
                                                                         ============   =============   ============   ============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.      99

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                       NET ASSET                                             DIVIDENDS
                         VALUE,        NET        NET REALIZED   TOTAL FROM   FROM NET   DISTRIBUTIONS
                       BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  INVESTMENT    FROM NET         TOTAL
                       OF PERIOD  INCOME (LOSS)      GAINS       OPERATIONS    INCOME    REALIZED GAIN  DISTRIBUTIONS
                       ---------  -------------  --------------  ----------  ----------  -------------  -------------
NORTH AMERICAN EQUITY FUND
   Investor Shares
     2007 ...........   $ 12.63     $  0.31         $ 1.49         $ 1.80     $ (0.28)      $ (0.63)       $ (0.91)
     2006 ...........     11.15        0.23           1.53           1.76       (0.10)        (0.18)         (0.28)
     2005(b) ........     11.00        0.06           0.63           0.69       (0.05)        (0.49)         (0.54)
     2005(c) ........     10.88        0.22           0.62           0.84       (0.20)        (0.52)         (0.72)
     2004(c)(d) .....     10.00        0.09           0.86           0.95       (0.04)        (0.03)         (0.07)
   Advisor Shares
     2007 ...........   $ 12.61     $  0.19         $ 1.56         $ 1.75     $ (0.25)      $ (0.63)       $ (0.88)
     2006(e) ........     11.84        0.22           0.55           0.77          --            --             --
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
     2007 ...........   $ 10.54     $  0.48         $ 2.80         $ 3.28     $ (0.11)      $ (0.06)       $ (0.17)
     2006(f) ........     10.00        0.04           0.50           0.54          --            --             --
   Advisor Shares
     2007 ...........   $ 10.53     $  0.43         $ 2.83+        $ 3.26     $ (0.11)      $ (0.06)       $ (0.17)
     2006(f) ........     10.00        0.04           0.49           0.53          --            --             --
U.S. OPPORTUNITIES FUND
   Investor Shares
     2007 ...........   $ 23.06     $  0.02(1)      $ 4.30+        $ 4.32     $    --       $ (1.98)       $ (1.98)
     2006 ...........     19.66          --(h)        4.15+          4.15          --         (0.75)         (0.75)
     2005 ...........     19.58          --(h)        2.11+          2.11          --         (2.03)         (2.03)
     2004 ...........     16.18          --(h)        3.40+          3.40          --            --             --
     2003 ...........     12.57       (0.16)          4.11           3.95          --         (0.34)         (0.34)
   Advisor Shares
     2007 ...........   $ 23.04     $ (0.04)(1)     $ 4.30++       $ 4.26     $    --       $ (1.98)       $ (1.98)
     2006(g) ........     22.21          --(h)        0.83           0.83          --            --             --
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
     2007 ...........   $ 10.25     $ (0.03)(1)     $ 2.35+        $ 2.32     $ (0.01)      $    --        $ (0.01)
     2006(e) ........     10.00          --(h)        0.25           0.25          --            --             --
   Advisor Shares
     2007 ...........   $ 10.23     $ (0.05)(1)     $ 2.35+        $ 2.30     $    --       $    --        $    --
     2006(e) ........     10.00          --(h)        0.23           0.23          --            --             --

  * Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.

  +   Includes redemption fees. Amount was less than $0.01 per share.

 ++   Includes redemption fees of $0.01 per share.

(1)   Per share net investment loss calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c)   For the year or period ended April 30.

(d) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(f) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(g) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(h)   Amount was less than $0.01 per share.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     100

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   RATIO OF
                                                                  EXPENSES TO
                                                              AVERAGE NET ASSETS
                       NET ASSET               NET ASSETS,  (INCLUDING WAIVERS AND
                       VALUE, END    TOTAL       END OF         REIMBURSEMENTS,
                       OF PERIOD   RETURN(a)  PERIOD (000)    EXCLUDING OFFSETS)
                       ----------  ---------  ------------  ----------------------
NORTH AMERICAN EQUITY FUND
   Investor Shares
     2007 ...........    $ 13.52     15.08%    $   809,998            0.33%
     2006 ...........      12.63     16.04       1,261,983            0.33
     2005(b) ........      11.15      6.35       1,303,276            0.35
     2005(c) ........      11.00      7.59         883,146            0.33
     2004(c)(d) .....      10.88      9.56         890,929            0.37
   Advisor Shares
     2007 ...........    $ 13.48     14.66%    $       133            0.68%
     2006(e) ........      12.61      6.50             107            0.68
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
     2007 ...........    $ 13.65     31.56%    $    12,479            1.25%
     2006(f) ........      10.54      5.40           9,484            1.25
   Advisor Shares
     2007 ...........    $ 13.62     31.31%    $     1,660            1.50%
     2006(f) ........      10.53      5.30           1,053            1.50
U.S. OPPORTUNITIES FUND
   Investor Shares
     2007 ...........    $ 25.40     20.02%    $   302,351            1.25%
     2006 ...........      23.06     21.67         231,009            1.21
     2005 ...........      19.66     11.26         140,467            1.13
     2004 ...........      19.58     21.01          73,679            1.62
     2003 ...........      16.18     32.13          46,783            1.93
   Advisor Shares
     2007 ...........    $ 25.32     19.76%    $     5,910            1.50%
     2006(g) ........      23.04      3.74             667            1.68
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
     2007 ...........    $ 12.56     22.60%    $    10,197            1.40%
     2006(e) ........      10.25      2.50           6,952            1.55*
   Advisor Shares
     2007 ...........    $ 12.53     22.48%    $     1,420            1.65%
     2006(e) ........      10.23      2.30             512            1.79*

                                                   RATIO OF
                             RATIO OF          NET INVESTMENT
                           EXPENSES TO        INCOME (LOSS) TO
                        AVERAGE NET ASSETS   AVERAGE NET ASSETS
                       (EXCLUDING WAIVERS,  (INCLUDING WAIVERS,  PORTFOLIO
                          REIMBURSEMENTS       REIMBURSEMENTS    TURNOVER
                           AND OFFSETS)         AND OFFSETS)       RATE
                       -------------------  -------------------  ---------
NORTH AMERICAN EQUITY FUND
   Investor Shares
     2007 ...........           0.33%                1.82%           38%
     2006 ...........           0.33                 1.66            51
     2005(b) ........           0.35                 1.39            30
     2005(c) ........           0.33                 1.79            89
     2004(c)(d) .....           0.37                 1.29            54
   Advisor Shares
     2007 ...........           0.68%                1.41%           38%
     2006(e) ........           0.68                 1.17            51
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
     2007 ...........           3.85%                2.97%           58%
     2006(f) ........           8.61                 2.30             7
   Advisor Shares
     2007 ...........           4.12%                2.76%           58%
     2006(f) ........           8.86                 2.05             7
U.S. OPPORTUNITIES FUND
   Investor Shares
     2007 ...........           1.25%                0.10%           77%
     2006 ...........           1.21                (0.11)          101
     2005 ...........           1.13                (0.29)          107
     2004 ...........           1.62                (0.83)          144
     2003 ...........           2.25                (1.22)          162
   Advisor Shares
     2007 ...........           1.50%               (0.17)%          77%
     2006(g) ........           1.68                (0.31)          101
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
     2007 ...........           3.13%               (0.23)%          93%
     2006(e) ........           6.14                (0.05)           46
   Advisor Shares
     2007 ...........           3.37%               (0.45)%          93%
     2006(e) ........           6.89                (0.33)           46


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     101

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET ASSET                                                 DIVIDENDS
                                 VALUE,        NET      NET REALIZED AND   TOTAL FROM    FROM NET    DISTRIBUTIONS
                               BEGINNING   INVESTMENT   UNREALIZED GAINS   INVESTMENT   INVESTMENT      FROM NET         TOTAL
                               OF PERIOD     INCOME         (LOSSES)       OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                               ---------   ----------   ----------------   ----------   ----------   -------------   -------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2007 .................    $ 10.64     $ 0.11(1)     $  2.78+           $ 2.89      $ (0.09)       $    --         $ (0.09)
      2006 .................       8.35       0.12           2.34              2.46        (0.17)            --           (0.17)
      2005 .................       7.08       0.14           1.22              1.36        (0.09)            --           (0.09)
      2004 .................       6.37       0.09           0.75              0.84        (0.13)            --           (0.13)
      2003 .................       5.37       0.10           1.08              1.18        (0.12)         (0.06)          (0.18)
   Advisor Shares
      2007 .................    $ 10.64     $ 0.07(1)     $  2.77+           $ 2.84      $ (0.08)       $    --         $ (0.08)
      2006(b) ..............      10.23         --(f)        0.41+             0.41           --             --              --
EMERGING MARKET EQUITY FUND
   Investor Shares
      2007 .................    $ 10.55     $ 0.04        $  7.37            $ 7.41      $ (0.05)       $    --         $ (0.05)
      2006(c) ..............      10.00       0.04           0.51              0.55           --             --              --
   Advisor Shares
      2007 .................    $ 10.53     $ 0.02        $  7.34            $ 7.36      $ (0.03)       $    --         $ (0.03)
      2006(c) ..............      10.00       0.04           0.49              0.53           --             --              --
ENHANCED INCOME FUND
   Investor Shares
      2007 .................    $  9.92     $ 0.54        $ (0.21)           $ 0.33      $ (0.54)       $    --         $ (0.54)
      2006 .................       9.96       0.49          (0.03)             0.46        (0.50)            --           (0.50)
      2005(d) ..............      10.00       0.26          (0.04)             0.22        (0.26)            --           (0.26)
   Advisor Shares
      2007 .................    $  9.92     $ 0.51        $ (0.21)           $ 0.30      $ (0.51)       $    --         $ (0.51)
      2006 .................       9.96       0.47          (0.04)             0.43        (0.47)            --           (0.47)
      2005(d) ..............      10.00       0.23          (0.04)             0.19        (0.23)            --           (0.23)
STRATEGIC BOND FUND
   Investor Shares
      2007 .................    $ 10.05     $ 0.42(1)     $ (0.01)           $ 0.41      $ (0.41)       $    --         $ (0.41)
      2006(e) ..............      10.00       0.10           0.03              0.13        (0.08)            --           (0.08)
   Advisor Shares
      2007 .................    $ 10.04     $ 0.39(1)     $ (0.00)+(f)       $ 0.39      $ (0.38)       $    --         $ (0.38)
      2006(e) ..............      10.00       0.10           0.01              0.11        (0.07)            --           (0.07)

  * Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.

 ** Had custody offsets been included the ratios would have been 1.15% and 1.40% for the Investor Shares and Advisor Shares, respectively.

  +   Includes redemption fees. Amount was less than $0.01 per share.

(1)   Per share net investment income calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e) Commenced operations on June 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(f)   Amount was less than $0.01 per share.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     102

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              RATIO OF
                                                                             EXPENSES TO
                                                                         AVERAGE NET ASSETS
                               NET ASSET                 NET ASSETS,   (INCLUDING WAIVERS AND
                               VALUE, END     TOTAL        END OF          REIMBURSEMENTS,
                               OF PERIOD    RETURN(a)   PERIOD (000)     EXCLUDING OFFSETS)
                               ----------   ---------   ------------   ----------------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2007 .................     $ 13.44      27.38%      $  28,483             1.25%
      2006 .................       10.64      29.86          22,962             1.25
      2005 .................        8.35      19.45           6,545             1.25
      2004 .................        7.08      13.31           5,233             1.25
      2003 .................        6.37      22.66           6,242             1.25
   Advisor Shares
      2007 .................     $ 13.40      26.92%      $  28,308             1.50%
      2006(b) ..............       10.64       4.01          21,481             1.50
EMERGING MARKET EQUITY FUND
   Investor Shares
      2007 .................     $ 17.91      70.50%      $  27,774             1.75%
      2006(c) ..............       10.55       5.50          12,767             1.87*
   Advisor Shares
      2007 .................     $ 17.86      70.09%      $   2,594             2.00%
      2006(c) ..............       10.53       5.30           1,053             2.12*
ENHANCED INCOME FUND
   Investor Shares
      2007 .................     $  9.71       3.37%      $ 112,429             0.40%
      2006 .................        9.92       4.68         108,435             0.40
      2005(d) ..............        9.96       2.17         101,106             0.40
   Advisor Shares
      2007 .................     $  9.71       3.11%      $   1,154             0.65%
      2006 .................        9.92       4.40           1,105             0.65
      2005(d) ..............        9.96       1.96           1,029             0.65
STRATEGIC BOND FUND
   Investor Shares
      2007 .................     $ 10.05       4.13%      $  32,023             1.15%
      2006(e) ..............       10.05       1.28          19,236             1.23**
   Advisor Shares
      2007 .................     $ 10.05       3.98%      $   2,299             1.40%
      2006(e) ..............       10.04       1.12           1,012             1.48**

                                                           RATIO OF
                                     RATIO OF           NET INVESTMENT
                                   EXPENSES TO             INCOME TO
                                AVERAGE NET ASSETS    AVERAGE NET ASSETS
                               (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
                                  REIMBURSEMENTS        REIMBURSEMENTS      TURNOVER
                                   AND OFFSETS)          AND OFFSETS)         RATE
                               -------------------   -------------------   ---------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2007 .................          1.54%                 0.92%             112%
      2006 .................          2.45                  1.68               76
      2005 .................          3.88                  1.85              126
      2004 .................          3.36                  1.16              136
      2003 .................          3.27                  2.09               50
   Advisor Shares
      2007 .................          1.77%                 0.60%             112%
      2006(b) ..............          2.43                 (0.03)              76
EMERGING MARKET EQUITY FUND
   Investor Shares
      2007 .................          2.68%                 0.37%             107%
      2006(c) ..............          4.88                  0.88               49
   Advisor Shares
      2007 .................          2.95%                 0.08%             107%
      2006(c) ..............          5.10                  0.71               49
ENHANCED INCOME FUND
   Investor Shares
      2007 .................          0.61%                 5.44%              33%
      2006 .................          0.72                  4.78               78
      2005(d) ..............          0.82                  3.08               61
   Advisor Shares
      2007 .................          0.86%                 5.19%              33%
      2006 .................          0.97                  4.53               78
      2005(d) ..............          1.07                  2.69               61
STRATEGIC BOND FUND
   Investor Shares
      2007 .................          1.77%                 4.17%             725%
      2006(e) ..............          4.67                  3.56              321
   Advisor Shares
      2007 .................          2.15%                 3.89%             725%
      2006(e) ..............          4.92                  3.31              321


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     103

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET ASSET                                                 DIVIDENDS
                                   VALUE,        NET      NET REALIZED AND   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                 BEGINNING   INVESTMENT   UNREALIZED GAINS   INVESTMENT   INVESTMENT      FROM NET         TOTAL
                                 OF PERIOD     INCOME         (LOSSES)       OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                                 ---------   ----------   ----------------   ----------   ----------   -------------   -------------
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
      2007 ...................    $  9.81      $ 0.50        $ (0.03)          $ 0.47      $ (0.49)       $    --         $ (0.49)
      2006 ...................       9.85        0.48          (0.01)            0.47        (0.49)         (0.02)          (0.51)
      2005(b) ................      10.00        0.30          (0.15)            0.15        (0.30)            --           (0.30)
   Advisor Shares
      2007 ...................    $  9.82      $ 0.47        $ (0.04)          $ 0.43      $ (0.46)       $    --         $ (0.46)
      2006 ...................       9.85        0.44             --             0.44        (0.45)         (0.02)          (0.47)
      2005(b) ................      10.00        0.28          (0.15)            0.13        (0.28)            --           (0.28)
MUNICIPAL BOND FUND
   Investor Shares
      2007 ...................    $ 10.10      $ 0.40        $ (0.16)          $ 0.24      $ (0.40)       $    --         $ (0.40)
      2006 ...................       9.97        0.40           0.12             0.52        (0.39)            --           (0.39)
      2005 ...................      10.12        0.36          (0.15)            0.21        (0.36)            --           (0.36)
      2004(c) ................      10.00        0.24           0.11             0.35        (0.23)            --           (0.23)
   Advisor Shares
      2007 ...................    $ 10.10      $ 0.38        $ (0.16)          $ 0.22      $ (0.38)       $    --         $ (0.38)
      2006 ...................       9.97        0.37           0.13             0.50        (0.37)            --           (0.37)
      2005 ...................      10.11        0.34          (0.14)            0.20        (0.34)            --           (0.34)
      2004(c) ................      10.00        0.21           0.11             0.32        (0.21)            --           (0.21)
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2007 ...................    $  9.96      $ 0.39        $ (0.10)          $ 0.29      $ (0.38)       $    --         $ (0.38)
      2006 ...................       9.92        0.35           0.04             0.39        (0.35)            --           (0.35)
      2005 ...................       9.97        0.29          (0.05)            0.24        (0.29)            --           (0.29)
      2004(c) ................      10.00        0.15          (0.03)            0.12        (0.15)            --           (0.15)
   Advisor Shares
      2007 ...................    $  9.96      $ 0.36        $ (0.09)          $ 0.27      $ (0.36)       $    --         $ (0.36)
      2006 ...................       9.92        0.32           0.04             0.36        (0.32)            --           (0.32)
      2005 ...................       9.97        0.27          (0.05)            0.22        (0.27)            --           (0.27)
      2004(c) ................      10.00        0.13          (0.03)            0.10        (0.13)            --           (0.13)

  * Had custody offsets been included the ratios would have been 0.55% and 0.80% for the Investor Shares and Advisor Shares, respectively.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     104

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                RATIO OF
                                                                               EXPENSES TO
                                                                           AVERAGE NET ASSETS
                                  NET ASSET                NET ASSETS,   (INCLUDING WAIVERS AND
                                 VALUE, END     TOTAL        END OF          REIMBURSEMENTS,
                                  OF PERIOD   RETURN(a)   PERIOD (000)     EXCLUDING OFFSETS)
                                 ----------   ---------   ------------   ----------------------
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
      2007 ...................     $  9.79      4.90%       $  71,259             0.40%
      2006 ...................        9.81      4.90           21,795             0.40
      2005(b) ................        9.85      1.51            9,138             0.40
   Advisor Shares
      2007 ...................     $  9.79      4.53%       $     852             0.65%
      2006 ...................        9.82      4.56            1,060             0.65
      2005(b) ................        9.85      1.30            1,013             0.65
MUNICIPAL BOND FUND
   Investor Shares
      2007 ...................     $  9.94      2.45%       $ 656,027             0.55%
      2006 ...................       10.10      5.36          244,919             0.55
      2005 ...................        9.97      2.14           96,114             0.55
      2004(c) ................       10.12      3.53           45,781             0.56*
   Advisor Shares
      2007 ...................     $  9.94      2.19%       $  18,162             0.80%
      2006 ...................       10.10      5.10           14,797             0.80
      2005 ...................        9.97      1.99            8,375             0.80
      2004(c) ................       10.11      3.21            1,888             0.81*
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2007 ...................      $ 9.87      2.96%       $ 233,532             0.55%
      2006 ...................        9.96      3.97          187,268             0.55
      2005 ...................        9.92      2.47          131,062             0.55
      2004(c) ................        9.97      1.26           74,031             0.56*
   Advisor Shares
      2007 ...................      $ 9.87      2.70%       $  10,924             0.80%
      2006 ...................        9.96      3.71            3,735             0.80
      2005 ...................        9.92      2.21            3,112             0.80
      2004(c) ................        9.97      1.05            1,320             0.81*

                                                             RATIO OF
                                       RATIO OF           NET INVESTMENT
                                      EXPENSES TO           INCOME TO
                                  AVERAGE NET ASSETS    AVERAGE NET ASSETS
                                 (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
                                    REIMBURSEMENTS        REIMBURSEMENTS      TURNOVER
                                     AND OFFSETS)          AND OFFSETS)         RATE
                                 -------------------   -------------------   ---------
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
      2007 ...................          0.96%                 4.97%             464%
      2006 ...................          2.05                  4.86              295
      2005(b) ................          3.05                  3.61              571
   Advisor Shares
      2007 ...................          1.48%                 4.73%             464%
      2006 ...................          2.37                  4.59              295
      2005(b) ................          3.30                  3.35              571
MUNICIPAL BOND FUND
   Investor Shares
      2007 ...................          0.63%                 4.09%               6%
      2006 ...................          0.77                  4.06               15
      2005 ...................          0.93                  3.70               27
      2004(c) ................          1.41                  2.82               46
   Advisor Shares
      2007 ...................          0.88%                 3.83%               6%
      2006 ...................          1.01                  3.79               15
      2005 ...................          1.18                  3.52               27
      2004(c) ................          1.64                  2.49               46
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2007 ...................          0.67%                 3.92%              21%
      2006 ...................          0.77                  3.55               24
      2005 ...................          0.85                  3.03               36
      2004(c) ................          1.30                  1.95               17
   Advisor Shares
      2007 ...................          0.92%                 3.69%              21%
      2006 ...................          1.01                  3.29               24
      2005 ...................          1.10                  2.80               36
      2004(c) ................          1.44                  1.68               17


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.     105

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising the Trust. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder U.S. Opportunities and Schroder International Alpha Funds were offered beginning on May 15, 2006. A third series of SCFD, Schroder U.S. Large Cap Equity Fund, was liquidated following its close of business on April 27, 2006. On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into eight separate series: Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Fund, the "Funds"). Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund and Schroder Strategic Bond Fund commenced operations as of August 30, 2006 and June 30, 2006, respectively.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported sales price or, if none, mid-market price for unlisted securities with readily available market quotations. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees") unless SIMNA (as defined in Note 3) believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market


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OCTOBER 31, 2007

is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecover-able withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder North American Equity, Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha and Schroder Emerging Market Equity Funds. Dividends to shareholders from net investment income are declared


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Dividends and distributions to shareholders from net investment income are declared and distributed quarterly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Strategic Bond Fund. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations, or that the fund will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Schroder Enhanced Income, Schroder Strategic Bond and Schroder Total Return Fixed Income Funds may enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a


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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into "interest rate" swap transactions. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statement of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates or other rates or values. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder North American Equity, Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha and Schroder Emerging Market Equity Funds may invest in equity-linked and index-linked warrants. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of October 31, 2007, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of October 31, 2007, were as follows:

                                                     PRINCIPAL     ACQUISITION                                   % OF NET
                                                      AMOUNT           DATE          COST        MARKET VALUE     ASSETS
-------------------------------------------------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
Countrywide Asset-Backed Certificates
   4.500%, 8/25/36                                  $     9,625      4/27/05     $       9,555    $    8,942       0.0%
Countrywide Asset-Backed Certificates
   5.500%, 10/25/36                                      65,480     10/28/05            65,005         9,822       0.0
Countrywide Asset-Backed Certificates
   6.000%, 12/29/36                                      51,316     12/16/05            50,553        25,754       0.0


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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

                                                     PRINCIPAL     ACQUISITION                                   % OF NET
                                                      AMOUNT           DATE          COST        MARKET VALUE     ASSETS
-------------------------------------------------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND -- CONTINUED
Fremont NIM Trust
   5.500%, 4/25/35                                  $    46,129      5/17/05     $      45,961    $   16,145       0.0%
GSAMP Trust
   5.000%, 10/25/34                                       9,579      12/9/05             9,463         1,437       0.0
Lehman Brothers Small Balance Commercial IO
   0.850%, 2/25/30                                   20,954,853       4/8/05           489,891       288,129       0.3
Master Asset-Backed Securities NIM Trust
   4.750%, 5/26/35                                       12,334      7/15/05            12,319           603       0.0
Master Asset-Backed Securities NIM Trust
   4.940%, 3/26/35                                          593      5/18/05               593           410       0.0
Master Asset-Backed Securities NIM Trust
   4.956%, 5/26/10                                       58,640      6/20/05            58,640        53,949       0.0
Master Asset-Backed Securities NIM Trust
   6.280%, 1/26/36                                        2,126      3/21/06             2,126         1,807       0.0
Sharps SP I LLC NIM Trust
   7.380%, 9/25/35                                      155,833      2/16/06           155,711        15,583       0.0
Sharps SP I LLC NIM Trust
   5.250%, 7/25/35                                       26,559      2/13/06            26,292         8,615       0.0

SCHRODER STRATEGIC BOND FUND
Master Asset-Backed Securities NIM Trust
   7.250%, 8/25/36                                       56,261     11/23/06            56,225         6,751       0.0
Meritage Mortgage Loan Trust
   10.381%, 7/25/34                                       8,648      9/12/06             8,604           134       0.0
Sharps SP I LLC NIM Trust
   6.400%, 6/25/36                                       47,865     10/15/06            47,613         1,915       0.0

SCHRODER TOTAL RETURN FIXED INCOME FUND
Fremont NIM Trust
   5.500%, 4/25/35                                       27,135      5/17/05            16,742         9,497       0.0
Hedged Mutual Fund Fee Trust
   5.220%, 11/30/10                                      37,324       1/7/05            37,410        37,138       0.1
Hedged Mutual Fund Fee Trust
   4.840%, 3/02/11                                      106,312       1/7/05           106,053       105,780       0.1

SCHRODER MUNICIPAL BOND FUND
Crenshaw County, Industrial Development Board RB
   5.600%, 3/01/08                                      250,000      2/26/00           251,703       250,763       0.0
Jacksonville, Health Facilities RB
   5.000%, 11/15/15                                     125,000      8/25/05           129,116       125,139       0.0
Kidspeace National Centers of Georgia, USDA
   6.300%, 12/01/28                                     250,000       1/5/04           250,000       262,947       0.0

SCHRODER SHORT-TERM MUNICIPAL BOND FUND
Atlantic City, Municipal Utilities Authority RB
   5.000%, 1/01/08                                    3,895,000       6/9/05         3,905,429     3,899,635       1.6
Hapeville, Development Authority RB
   6.500%, 8/1/09                                       490,000      7/12/06           490,000       496,385       0.2
Kidspeace National Centers of Georgia, USDA
   6.300%, 12/01/28                                     250,000       1/5/04           250,000       262,947       0.1


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

MORTGAGE DOLLAR ROLLS: The Schroder Enhanced Income, Schroder Strategic Bond and the Schroder Total Return Fixed Income Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

OFFERING COSTS: Offering costs, which include prospectus typesetting and printing and other fees incurred for the preparation of the initial registration statement of the Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder Emerging Market Equity, and Schroder Strategic Bond Funds were amortized over a twelve-month period from each Fund's inception date and are reflected as amortization of deferred offering costs in the Statements of Operations.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND
DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc. ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.25% for each of the Schroder North American Equity Fund, Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund; 0.975% for the Schroder International Alpha Fund; 0.75% for the Schroder Strategic Bond Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund.

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder North American Equity Fund, the Schroder International Diversified Value Fund, the Schroder International Alpha Fund, the Schroder Emerging Market Equity Fund and the Schroder Strategic Bond Fund. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds.

The administrator of SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA acts as administrator to the Schroder U.S. Opportunities Fund and the Schroder International Alpha Fund. SIMNA's compensation for its services as administrator is included in the Schroder U.S. Opportunities and the Schroder International Alpha Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2008 to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Diversified Value Fund: 1.25%; Schroder U.S. Opportunities Fund (effective May 1, 2006): 1.70%; Schroder U.S. Small and Mid Cap Opportunities
Fund: 1.40%; Schroder  International Alpha Fund: 1.25%; Schroder Emerging Market


--------------------------------------------------------------------------------
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

Equity Fund: 1.75%; Schroder Enhanced Income Fund: 0.40%; Schroder Strategic Bond Fund: 1.15%; Schroder Total Return Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. In addition, in order to limit the expenses of the Advisor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2008 to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares):
Schroder International Diversified Value Fund: 1.50%; Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund:
1.65%; Schroder International Alpha Fund: 1.50%; Schroder Emerging Market Equity
Fund: 2.00%; Schroder Enhanced Income Fund: 0.65%; Schroder Strategic Bond Fund:
1.40%;  Schroder Total Return Fixed Income Fund: 0.65%;  Schroder Municipal Bond
Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These fee waivers have been extended until February 29, 2008.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%, of the daily net assets attributable to its Advisor Shares to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds for the year ended October 31, 2007 totaled $316, $10,414, $195, $551, $0 and $126, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2007, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per year, with the Audit Committee chair receiving a $5,000 retainer. Payment of meeting fees were allocated only among those Funds to which the meeting related. Effective November 1, 2006, several Trustees became Trustee Emeritus. For their services, the Emeritus trustees instead receive an annual retainer of $15,000, for a period of two years.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2007 were as follows:

                                                               PURCHASES    SALES AND MATURITIES
                                                             ------------   --------------------
Schroder North American Equity Fund ......................   $375,189,942       $654,623,072
Schroder International Diversified Value Fund ............      7,943,978          7,080,952
Schroder U.S. Opportunities Fund .........................    214,812,475        191,988,708
Schroder U.S. Small and Mid Cap Opportunities Fund .......     10,087,606          8,580,499
Schroder International Alpha Fund ........................     61,681,472         61,838,108
Schroder Emerging Market Equity Fund .....................     24,767,156         20,463,005

--------------------------------------------------------------------------------
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

                                                               PURCHASES    SALES AND MATURITIES
                                                             ------------   --------------------
Schroder Enhanced Income Fund ............................   $ 17,452,588       $ 34,586,359
Schroder Strategic Bond Fund .............................     30,831,039         28,226,038
Schroder Total Return Fixed Income Fund ..................     30,067,451         27,982,483
Schroder Municipal Bond Fund .............................    344,436,525         21,020,431
Schroder Short-Term Municipal Bond Fund ..................     74,783,210         30,201,148

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2007 were as follows:

                                                               PURCHASES    SALES AND MATURITIES
                                                             ------------   --------------------
Schroder Enhanced Income Fund ............................   $ 10,032,385       $  8,977,348
Schroder Strategic Bond Fund .............................    160,637,830        159,130,241
Schroder Total Return Fixed Income Fund ..................    129,525,570        131,650,601

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the years ended October 31, 2007 and October 31, 2006 the Schroder North American Equity Fund realized gains from in-kind redemptions of $60,232,563 and $29,225,391, respectively.

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2007, the Funds reclassified the following permanent amounts between paid-in capital, undistributed net investment income and accumulated realized gain (loss):

                                                                              INCREASE (DECREASE)   INCREASE (DECREASE)
                                                                INCREASE       UNDISTRIBUTED NET        ACCUMULATED
                                                            PAID-IN CAPITAL    INVESTMENT INCOME    REALIZED GAIN (LOSS)
                                                            ---------------   -------------------   --------------------
Schroder North American Equity Fund .....................     $60,232,562          $ 98,635             $(60,331,197)
Schroder International Diversified Value Fund ...........              --           119,147                 (119,147)
Schroder U.S. Opportunities Fund ........................              --            95,096                  (95,096)
Schroder U.S. Small and Mid Cap Opportunities Fund ......              --            18,137                  (18,137)
Schroder International Alpha Fund .......................              --           327,719                 (327,719)
Schroder Emerging Market Equity Fund ....................              --            (6,811)                   6,811
Schroder Strategic Bond Fund ............................              --            85,399                  (85,399)
Schroder Total Return Fixed Income Fund .................              --            15,530                  (15,530)

These reclassifications had no impact on the net assets of the Funds and are presented to show each Funds capital accounts reflecting permanent book-tax differences.


--------------------------------------------------------------------------------
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

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

The tax character of dividends and distributions declared during the years or periods ended October 31, 2007 and October 31, 2006 was as follows:

                                                                  ORDINARY      TAX-EXEMPT     LONG-TERM
                                                                   INCOME         INCOME      CAPITAL GAIN       TOTAL
                                                                ------------   ------------   ------------   ------------
Schroder North American Equity Fund
   2007 .....................................................   $ 42,947,662   $         --   $ 33,761,191   $ 76,708,853
   2006 .....................................................     20,622,879             --     12,682,712     33,305,591
Schroder International Diversified Value Fund
   2007 .....................................................        172,530             --             --        172,530
Schroder U.S. Opportunities Fund
   2007 .....................................................      7,344,179             --     13,699,207     21,043,386
   2006 .....................................................             --             --      5,427,542      5,427,542
Schroder U.S. Small and Mid Cap Opportunities Fund
   2007 .....................................................          3,936             --             --          3,936
Schroder International Alpha Fund
   2007 .....................................................        461,687             --             --        461,687
   2006 .....................................................        128,898             --             --        128,898
Schroder Emerging Market Equity Fund
   2007 .....................................................         63,167             --             --         63,167
Schroder Enhanced Income Fund
   2007 .....................................................      6,096,452             --             --      6,096,452
   2006 .....................................................      5,270,351             --             --      5,270,351
Schroder Strategic Bond Fund
   2007 .....................................................      1,365,099             --             --      1,365,099
   2006* ....................................................        153,790             --             --        153,790
Schroder Total Return Fixed Income Fund
   2007 .....................................................      1,986,596             --             --      1,986,596
   2006 .....................................................      1,032,110             --             --      1,032,110
Schroder Municipal Bond Fund
   2007 .....................................................      1,819,534     15,664,276             --     17,483,810
   2006 .....................................................        877,054      5,918,223             --      6,795,277
Schroder Short-Term Municipal Bond Fund
   2007 .....................................................        824,747      7,276,943             --      8,101,690
   2006 .....................................................        937,871      4,695,148             --      5,633,019

*     Fund commenced investment activities on June 30, 2006.


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

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                          TOTAL
                                                                                                                      DISTRIBUTABLE
                              UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED    CAPITAL       UNREALIZED       OTHER       EARNINGS
                                 ORDINARY     TAX-EXEMPT      LONG-TERM        LOSS       APPRECIATION    TEMPORARY   (ACCUMULATED
                                  INCOME        INCOME       CAPITAL GAIN  CARRYFORWARD  (DEPRECIATION)  DIFFERENCES     LOSSES)
                              -------------  -------------  -------------  ------------  --------------  -----------  -------------
Schroder North American
   Equity Fund .............  $  25,590,182  $          --  $  77,583,253  $         --  $  113,287,297  $   (17,909) $ 216,442,823
Schroder International
   Diversified Value Fund ..      1,776,785             --        347,610            --       1,613,821      (34,679)     3,703,537
Schroder U.S. Opportunities
   Fund ....................      5,038,645             --     22,629,488            --      50,028,813           --     77,696,946
Schroder U.S. Small and Mid
   Cap Opportunities Fund ..        311,837             --        386,237            --       1,624,738      (15,555)     2,307,257
Schroder International
   Alpha Fund ..............        958,594             --             --    (3,532,551)      6,910,114           --      4,336,157
Schroder Emerging Market
   Equity Fund .............      2,275,244             --      1,230,054            --       8,712,143      (19,033)    12,198,408
Schroder Enhanced Income
   Fund ....................        499,105             --             --    (1,384,706)     (1,804,546)    (550,907)    (3,241,054)
Schroder Strategic Bond
   Fund ....................        147,966             --             --      (162,490)        110,152     (143,131)       (47,503)
Schroder Total Return
   Fixed Income Fund .......        356,622             --         35,076            --         130,821     (370,971)       151,548
Schroder Municipal Bond
   Fund ....................        277,970      2,068,419             --      (275,052)     (4,791,917)  (2,311,860)    (5,032,440)
Schroder Short-Term
   Municipal Bond Fund .....        113,954        735,051             --      (586,332)     (1,347,161)    (826,803)    (1,911,291)

As of October 31, 2007, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                     EXPIRATION
                                                                       DATES
                                                        AMOUNT      OCTOBER 31,
                                                      -----------   -----------
Schroder International Alpha Fund .................   $ 2,618,789      2010
                                                          913,762      2011
Schroder Enhanced Income Fund .....................         7,778      2013
                                                          360,688      2014
                                                        1,016,240      2015
Schroder Strategic Bond Fund ......................       142,853      2014
                                                           19,637      2015
Schroder Municipal Bond Fund ......................       152,837      2012
                                                           99,808      2013
                                                           22,407      2015
Schroder Short-Term Municipal Bond Fund ...........        96,239      2012
                                                          234,915      2013
                                                          143,997      2014
                                                          111,181      2015

During the year ended October 31, 2007, capital loss carryforwards that were utilized to offset gains were as follows:

                                                            AMOUNT
                                                         -----------
Schroder U.S. Small and Mid Cap Opportunities Fund ...   $    49,147
Schroder International Alpha Fund ....................     7,820,234
Schroder Emerging Market Equity Fund .................       159,885
Schroder Total Return Fixed Income Fund ..............       162,689


--------------------------------------------------------------------------------
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

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2007

At October 31,  2007,  the  identified  cost for Federal  income tax purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                                   GROSS UNREALIZED          NET UNREALIZED
                                                              IDENTIFIED    ------------------------------    APPRECIATION
                                                               TAX COST      APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                            -------------   -------------   --------------   --------------
Schroder North American Equity Fund .....................   $ 697,445,838   $ 140,612,601   $  (27,317,191)  $  113,295,410
Schroder International Diversified Value Fund ...........      12,552,081       2,175,378         (562,511)       1,612,867
Schroder U.S. Opportunities Fund ........................     257,428,491      57,837,983       (7,809,170)      50,028,813
Schroder U.S. Small and Mid Cap Opportunities Fund ......       9,985,264       1,754,593         (129,855)       1,624,738
Schroder International Alpha Fund .......................      49,730,090       8,541,041       (1,637,114)       6,903,927
Schroder Emerging Markets Equity Fund ...................      21,635,881       8,861,778          (96,201)       8,765,577
Schroder Enhanced Income Fund ...........................     115,988,776          96,304       (1,900,850)      (1,804,546)
Schroder Strategic Bond Fund ............................      39,672,652         334,714         (248,463)          86,251
Schroder Total Return Fixed Income Fund .................      76,510,568         346,776         (264,149)          82,627
Schroder Municipal Bond Fund ............................     671,499,625       5,032,313       (9,824,230)      (4,791,917)
Schroder Short-Term Municipal Bond Fund .................     244,481,555       1,391,523       (2,738,684)      (1,347,161)

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Diversified Value, Schroder International Alpha, and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Diversified Value, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Each of Schroder Enhanced Income, Schroder Strategic Bond and Schroder Total Return Fixed Income Funds invests a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Each of the Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (together the "Municipal Bond Funds") invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and its ability to meet its obligations. Furthermore, the Municipal Bond Funds may at times be invested in an issue of which the Funds by themselves or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer or its insurer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.


--------------------------------------------------------------------------------
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

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2007

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2007 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                          5% OR GREATER SHAREHOLDERS
                                                          --------------------------
                                                            NUMBER    % OF FUND HELD
                                                          ---------   --------------
Schroder North American Equity Fund ...................       6            73.81%
Schroder International Diversified Value Fund .........       1           100.00
Schroder U.S. Opportunities Fund ......................       3            74.40
Schroder U.S. Small and Mid Cap Opportunities Fund ....       3            97.65
Schroder International Alpha Fund .....................       1            89.27
Schroder Emerging Market Equity Fund ..................       3            98.38
Schroder Enhanced Income Fund .........................       1            97.12
Schroder Strategic Bond Fund ..........................       2            99.98
Schroder Total Return Fixed Income Fund ...............       2            95.60
Schroder Municipal Bond Fund ..........................       3            88.34
Schroder Short-Term Municipal Bond Fund ...............       3            90.94

Some of the accounts shown above for Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity, Schroder Enhanced Income and Schroder Strategic Bond Funds are owned by an affiliate of SIMNA.

NOTE 10 -- NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Recent SEC guidance allows implementing FIN 48 in fund asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period following adoption. The Funds will not be required to adopt FIN 48 until April 30, 2008. The Funds are currently evaluating the impact that will result from adopting FIN 48 but do not anticipate a material impact to the financial statements.

In September 2006, the FASB issued STATEMENT ON FINANCIAL  ACCOUNTING  STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.


--------------------------------------------------------------------------------
                                                                             117

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees and Shareholders of Schroder Global Series Trust,
   Schroder Capital Funds (Delaware) and
   Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund (constituting Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years or periods in the period then ended and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007


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                                                                             118

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the SEC's web-site at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

The Funds' Advisory Agreements are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. ("SIMNA") and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2007 to consider the continuation of the Advisory Agreement in respect of each of the Funds for the following year. The Trustees considered a number of factors, none of which alone they considered determinative. Factors considered by the Trustees included those described below, among others.

The Trustees considered the fees charged by SIMNA to the Funds under the Advisory Agreements and the fees payable by SIMNA to Schroder Investment Management North America Limited ("SIMNA Ltd.") as sub-adviser to Schroder International Alpha Fund, Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Strategic Bond Fund, and Schroder International Diversified Value Fund out of the fees received by SIMNA with respect to such Funds. The Trustees also considered the expense ratio of each of the Funds. The Trustees reviewed the information provided by SIMNA and compiled by the independent Lipper Inc. ("Lipper") organization showing a comparison of SIMNA's fee rate for each Fund (which included the administrative fee paid by Schroder North American Equity Fund to Schroder Fund Advisors Inc.), as well as each Fund's expense ratio, compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also considered information provided by SIMNA with respect to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, offshore funds and mutual funds for which SIMNA serves as sub-adviser.

The data showed that the advisory and administrative fee charged by SIMNA to the Funds was within the range of comparable mutual funds, with several Funds below the median for their respective peer groups (after giving effect to expense limitations currently in effect and expected to be in effect for the upcoming contractual year). Representatives of SIMNA reviewed with the Trustees the reasons for higher non-management fee expenses charged to certain of the Funds than the median of the funds in their respective peer groups, including the fact that many of the Funds were smaller than other funds in their peer groups, so fixed expenses, such as transfer agency expenses, were spread over a smaller amount of assets, and the fact that some of the Funds had only recently been launched and were relatively small.

The Trustees considered the fee waivers and/or expense limitations for the Funds, including the time periods during which the fee waivers would be in place and possible extensions of such fee waivers and/or expense limitations.

The Trustees also noted that in some cases the fee rate charged by SIMNA to institutional separate accounts and certain other mutual funds sub-advised by SIMNA was lower than that of the comparable Fund. Representatives of management reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts citing, among other things, greater compliance, reporting, legal, and other administrative burdens of providing investment advice to U.S.-registered mutual funds, the substantially greater regulatory and enterprise risk to SIMNA in managing public mutual funds, and the fact that the services and resources required of SIMNA when it sub-advises funds sponsored by others are substantially less than in the case of the Funds.

The Trustees considered the profitability analysis with respect to each Fund for the years ended December 31, 2005 and December 31, 2006. This information showed the substantial costs to SIMNA of providing services to the Funds, and indicated that SIMNA had a net loss with respect to all of the Funds, except Schroder U.S. Opportunities Fund, for the calendar years ended December 31,


--------------------------------------------------------------------------------
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONCLUDED)

2005 and December 31, 2006. The Trustees considered that SIMNA's net loss from managing the Funds had decreased between 2005 and 2006, and the Trustees concluded that the profitability of Schroder U.S. Opportunities Fund to SIMNA did not appear unreasonable in light of the performance of the Fund and the firm's long-term commitment to the Fund.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded that it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Funds grow. SIMNA noted that, at this time, any increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. In addition, representatives of SIMNA noted that most of the Funds were small and, in their view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.

The Trustees reviewed detailed performance information for each Fund for various periods. The review included an examination of comparisons of the performance of the Funds to relevant securities indexes, other open-end mutual funds advised by SIMNA, and various peer groups of mutual funds prepared by the independent Lipper organization with respect to various periods, including the relative rankings of the Funds compared to peer funds during various periods. The Trustees considered that none of the Funds was shown in that data to have substantially lagged the peer mutual funds and indexes for all relevant periods. The Trustees further considered that a number of the Funds enjoyed favorable absolute and comparative performance for various periods. The Trustees noted that Schroder Strategic Bond Fund had not performed well relative to its Lipper peer group, but that it had only a relatively limited operating history.

The Trustees considered the nature, extent, and quality of the services provided by SIMNA and the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of SIMNA's senior management, and the time and attention devoted by each to the Funds.

After considering all the information described above, the Trustees at the meeting unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.


--------------------------------------------------------------------------------
                                                                             120

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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

                                                             Beginning    Ending         Net      Expenses
                                                              Account     Account    Annualized     Paid
                                                               Value       Value       Expense     During
                                                              5/1/07      10/31/07      Ratios     Period*
----------------------------------------------------------------------------------------------------------
Schroder North American Equity Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,065.43      0.33%       $1.72
   Advisor Shares                                             1,000.00    1,063.10      0.68         3.54
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,023.54      0.33%       $1.68
   Advisor Shares                                             1,000.00    1,021.78      0.68         3.47
----------------------------------------------------------------------------------------------------------
Schroder International Diversified Value Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,092.00      1.25%       $6.59
   Advisor Shares                                             1,000.00    1,090.50      1.50         7.90
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,018.90      1.25%       $6.36
   Advisor Shares                                             1,000.00    1,017.64      1.50         7.63


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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                             Beginning     Ending        Net      Expenses
                                                              Account     Account    Annualized     Paid
                                                               Value        Value      Expense     During
                                                               5/1/07     10/31/07     Ratios     Period*
----------------------------------------------------------------------------------------------------------
Schroder U.S. Opportunities Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,081.30      1.25%      $ 6.56
   Advisor Shares                                             1,000.00    1,080.20      1.50         7.86
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,018.90      1.25%      $ 6.36
   Advisor Shares                                             1,000.00    1,017.64      1.50         7.63
----------------------------------------------------------------------------------------------------------
Schroder U.S. Small and Mid Cap Opportunities Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,105.60      1.40%      $ 7.43
   Advisor Shares                                             1,000.00    1,104.00      1.65         8.75
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,018.15      1.40%      $ 7.12
   Advisor Shares                                             1,000.00    1,016.89      1.65         8.39
----------------------------------------------------------------------------------------------------------
Schroder International Alpha Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,131.30      1.25%      $ 6.72
   Advisor Shares                                             1,000.00    1,128.90      1.50         8.05
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,018.90      1.25%      $ 6.36
   Advisor Shares                                             1,000.00    1,017.64      1.50         7.63
----------------------------------------------------------------------------------------------------------
Schroder Emerging Market Equity Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,442.00      1.75%      $10.77
   Advisor Shares                                             1,000.00    1,440.30      2.00        12.30
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,016.38      1.75%      $ 8.89
   Advisor Shares                                             1,000.00    1,015.12      2.00        10.16
----------------------------------------------------------------------------------------------------------
Schroder Enhanced Income Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,011.70      0.40%      $ 2.03
   Advisor Shares                                             1,000.00    1,010.40      0.65         3.29
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,023.19      0.40%      $ 2.04
   Advisor Shares                                             1,000.00    1,021.93      0.65         3.31


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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                             Beginning     Ending        Net      Expenses
                                                              Account     Account    Annualized     Paid
                                                               Value       Value       Expense     During
                                                              5/1/07      10/31/07     Ratios      Period*
----------------------------------------------------------------------------------------------------------
Schroder Strategic Bond Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,009.40      1.15%       $5.82
   Advisor Shares                                             1,000.00    1,008.10      1.40         7.09
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,019.41      1.15%       $5.85
   Advisor Shares                                             1,000.00    1,018.15      1.40         7.12
----------------------------------------------------------------------------------------------------------
Schroder Total Return Fixed Income Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,020.10      0.40%       $2.04
   Advisor Shares                                             1,000.00    1,017.80      0.65         3.31
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,023.19      0.40%       $2.04
   Advisor Shares                                             1,000.00    1,021.93      0.65         3.31
----------------------------------------------------------------------------------------------------------
Schroder Municipal Bond Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,007.30      0.55%       $2.78
   Advisor Shares                                             1,000.00    1,006.10      0.80         4.05
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,022.43      0.55%       $2.80
   Advisor Shares                                             1,000.00    1,021.17      0.80         4.08
----------------------------------------------------------------------------------------------------------
Schroder Short-Term Municipal Bond Fund
----------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                           $1,000.00   $1,011.70      0.55%       $2.79
   Advisor Shares                                             1,000.00    1,010.40      0.80         4.05
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                           $1,000.00   $1,022.43      0.55%       $2.80
   Advisor Shares                                             1,000.00    1,021.17      0.80         4.08

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).


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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

Additional  information  regarding  the  Trustees  is  included  in  the  Funds'
Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                                                              TERM OF
                                                                                              OFFICE
                                                                                                AND
                                             POSITION(S)                                      LENGTH
NAME, AGE                                   HELD WITH THE                                     OF TIME
AND ADDRESS                                    TRUSTS                                          SERVED
-----------------------------------------------------------------------------------------------------------------------
TRUSTEES^

Peter E. Guernsey*+, 86                        Trustee                                       Indefinite
875 Third Avenue, 22nd Fl.                  (All Trusts)                                 Since 1975 (SCF(D))
New York, NY 10022                                                                        Since 1993 (SST)
                                                                                          Since 2006 (SGST)

Peter S. Knight*, 56                           Trustee                                       Indefinite
875 Third Avenue, 22nd Fl.                  (All Trusts)                             Since 1993 (SCF(D) and SST)
New York, NY 10022                                                                        Since 2003 (SGST)

Catherine A. Mazza++, 47                     Trustee and                                      Indefinite
875 Third Avenue, 22nd Fl.                     Chairman                                   Since 2003 (SGST)
New York, NY 10022                          (All Trusts)                             Since 2006 (SCF(D) and SST)

William L. Means*, 71                          Trustee                                       Indefinite
875 Third Avenue, 22nd Fl.                  (All Trusts)                             Since 1997 (SCF(D) and SST)
New York, NY 10022                                                                        Since 2006 (SGST)

James D. Vaughn*, 62                           Trustee                                       Indefinite
875 Third Avenue, 22nd Fl.                  (All Trusts)                                     Since 2003
New York, NY 10022

----------
* Also serves as a member of the Audit Committees for each Trust on which they serve.

+     Mr. Guernsey passed away in August, 2007.

++ Trustee deemed to be an "interested person" of the Trusts as defined in the 1940 Act are referred to as an "Interested Trustee." Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates. Effective November 1, 2006, upon the resignation of Mr. Peter L. Clark, Ms. Mazza became a Trustee and Chairman of SCF(D) and SST, (she was already a Trustee of SGST).

^ Effective November 1, 2006, Messrs. David N. Dinkins, John I. Howell, Clarence F. Michalis and Herman C. Schwab became Trustees Emeriti of certain of the Trusts.


--------------------------------------------------------------------------------
                                                                             124

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--------------------------------------------------------------------------------

                                                                             NUMBER OF SERIES           OTHER
                                          PRINCIPAL                           IN FUND COMPLEX       DIRECTORSHIPS
NAME, AGE                               OCCUPATION(S)                           OVERSEEN BY            HELD BY
AND ADDRESS                          DURING PAST 5 YEARS                      BOARD MEMBER(a)       BOARD MEMBER
--------------------------------------------------------------------------------------------------------------------------
TRUSTEES^

Peter E. Guernsey*+, 86    Retired. Formerly, Senior Vice President,                  11      None
875 Third Avenue, 22nd Fl. Marsh & McLennan, Inc. (Insurance Services)
New York, NY 10022

Peter S. Knight*, 56       Director, Schroder Japanese Long/Short Fund;               11      Medicis; PAR Pharmaceuticals;
875 Third Avenue, 22nd Fl. Director, Schroder Credit Renaissance Fund, LP;                    Entremed; Generation Investment
New York, NY 10022         Director, Schroder Alternative Strategies Fund;                    Management Global Equity Fund LLP.
                           President, Generation Investment Management
                           U.S. Formerly, Managing Director, MetWest
                           Financial (Financial Services); President of Sage
                           Venture Partners (Industry); Partner, Wunder,
                           Knight Forcsey & DeVierno (law firm).

Catherine A. Mazza++, 47   Senior Vice President Schroder Investment                  11      None
875 Third Avenue, 22nd Fl. Management North American Inc., President
New York, NY 10022         and Director, Schroder Fund Advisors Inc.,
                           Formerly, President and Chief Executive
                           Officer of Schroder Capital Funds (Delaware)
                           and Schroder Series Trust.

William L. Means*, 71      Retired                                                    11      None
875 Third Avenue, 22nd Fl.
New York, NY 10022

James D. Vaughn*, 62       Retired. Formerly, Managing Partner,                       11      AMG National Trust Bank.
875 Third Avenue, 22nd Fl. Deloitte & Touche USA, LLP --
New York, NY 10022         Denver (accounting).

----------
(a)   The  "Fund  Complex"   includes  all  series  of  Schroder  Capital  Funds
      (Delaware), Schroder Series Trust and Schroder Global Series Trust.


--------------------------------------------------------------------------------
                                                                             125

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                              TERM OF
                                                                                               OFFICE
                                                                                                AND
                                             POSITION(S)                                       LENGTH
NAME, AGE                                   HELD WITH THE                                     OF TIME
AND ADDRESS                                     TRUSTS                                         SERVED
-----------------------------------------------------------------------------------------------------------------------
OFFICERS

Mark A. Hemenetz, 52                          President and                                  Indefinite
875 Third Avenue, 22nd Fl.             Principal Executive Officer                         Since May 2004
New York, NY 10022

Alan M. Mandel, 50                  Treasurer and Principal Financial                        Indefinite
875 Third Avenue, 22nd Fl.                and Accounting Officer                    Since 1998 (SST and SCF(D);
New York, NY 10022                                                                       Since 2003 (SGST)

Stephen M. DeTore, 56                    Chief Compliance Officer                            Indefinite
875 Third Avenue, 22nd Fl.                                                                   Since 2005
New York, NY 10022

Carin F. Muhlbaum, 45                         Vice President                                 Indefinite
875 Third Avenue, 22nd Fl.                                                  Vice President since 1998 (SST and (SCF(D);
New York, NY 10022                                                                  Secretary since 2001 (SST);
                                                                             Vice President and Clerk since 2003 (SGST)

Abby Ingber, 44                            Chief Legal Officer                               Indefinite
875 Third Avenue, 22nd Fl.                 and Secretary/Clerk                     Chief Legal Officer since 2006
New York, NY 10022                                                                   Secretary/Clerk since 2007

Angel Lanier, 46                           Assistant Secretary                               Indefinite
875 Third Avenue, 22nd Fl.                                                                   Since 2005
New York, NY 10022


--------------------------------------------------------------------------------
                                                                             126

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                               PRINCIPAL
NAME, AGE                                   OCCUPATION(S)
AND ADDRESS                               DURING PAST 5 YEARS
--------------------------------------------------------------------------------
OFFICERS

Mark A. Hemenetz, 52         Chief Operating Officer Americas,
875 Third Avenue, 22nd Fl.   Schroder Investment Management North
New York, NY 10022           America Inc. ("Schroders"); Chairman
                             and Director, Schroder Fund Advisors Inc.
                             Formerly, Executive Vice President and
                             Director of Investment Management, Bank
                             of New York.

Alan M. Mandel, 50           Head of Fund Administration, Schroders;
875 Third Avenue, 22nd Fl.   Director, Schroder Fund Advisors, Inc.
New York, NY 10022

Stephen M. DeTore, 56        Chief Compliance Officer, Schroders; Senior Vice
875 Third Avenue, 22nd Fl.   President and Director, Schroder Fund Advisors Inc.
New York, NY 10022           Formerly, Deputy General Counsel, Gabelli Asset
                             Management, Inc.; Associate General Counsel
                             Gabelli Asset Management, Inc.; Assistant
                             Director, Office of Examination Support, U.S.
                             Securities and Exchange Commission.

Carin F. Muhlbaum, 45        General Counsel, and Chief Administrative Officer,
875 Third Avenue, 22nd Fl.   Schroders; Senior Vice President, Director,
New York, NY 10022           Secretary and General Counsel, Schroder Fund
                             Advisors Inc.

Abby Ingber, 44              Deputy General Counsel, Schroders, formerly,
875 Third Avenue, 22nd Fl.   Senior Counsel, TIAA-CREF.
New York, NY 10022

Angel Lanier, 46             Legal Assistant, Schroders; Assistant Vice President,
875 Third Avenue, 22nd Fl.   Schroder Fund Advisors Inc. Formerly, Associate,
New York, NY 10022           Schroders.



--------------------------------------------------------------------------------
                                                                             127

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2007 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2007, each Fund has designated the following items with regard to distributions paid during the year.

                                             LONG TERM                                                   QUALIFYING
                                            (15% RATE)       ORDINARY                                   FOR CORPORATE
                                           CAPITAL GAIN       INCOME      TAX-EXEMPT       TOTAL       DIVIDENDS REC.
FUND                                       DISTRIBUTION   DISTRIBUTIONS    INTEREST    DISTRIBUTIONS    DEDUCTIONS (1)
-----                                      ------------   -------------   ----------   -------------   --------------
Schroder North American
  Equity Fund ...........................     44.01%          55.99%         0.00%        100.00%         53.47%
Schroder International
  Diversified Value Fund (a) ............      0.00%         100.00%         0.00%        100.00%          0.00%
Schroder U.S. Opportunities
  Fund ..................................     65.10%          34.90%         0.00%        100.00%         12.12%
Schroder U.S. Small and Mid
  Cap Opportunities Fund ................      0.00%         100.00%         0.00%        100.00%         99.11%
Schroder International Alpha
  Fund (b) ..............................      0.00%         100.00%         0.00%        100.00%          0.00%
Schroder Emerging Market
  Equity Fund (c) .......................      0.00%         100.00%         0.00%        100.00%          0.00%
Schroder Enhanced
  Income Fund ...........................      0.00%         100.00%         0.00%        100.00%          0.00%
Schroder Strategic Bond
  Fund ..................................      0.00%         100.00%         0.00%        100.00%          0.00%
Schroder Total Return Fixed
  Income Fund ...........................      0.00%         100.00%         0.00%        100.00%          0.00%
Schroder Municipal
  Bond Fund .............................      0.00%          10.41%        89.59%        100.00%          0.00%
Schroder Short-Term
  Municipal Bond Fund ...................      0.00%          10.18%        89.82%        100.00%          0.00%


                                            QUALIFYING         U.S.       QUALIFYING      QUALIFYING
                                             DIVIDEND       GOVERNMENT     INTEREST       SHORT-TERM
FUND                                        INCOME (2)     INTEREST (3)   INCOME (4)   CAPITAL GAIN (5)
-----                                       ----------     ------------   ----------   ----------------
Schroder North American
  Equity Fund ...........................     57.26%           0.00%         0.71%        100.00%
Schroder International
  Diversified Value Fund (a) ............     21.50%           0.00%         4.86%        100.00%
Schroder U.S. Opportunities
  Fund ..................................     12.12%           0.00%         2.49%        100.00%
Schroder U.S. Small and Mid
  Cap Opportunities Fund ................     99.11%           0.00%         0.47%          0.00%
Schroder International Alpha
  Fund (b) ..............................     84.62%           0.00%         2.30%          0.00%
Schroder Emerging Market
  Equity Fund (c) .......................     68.97%           0.00%         0.44%          0.00%
Schroder Enhanced
  Income Fund ...........................      0.00%           0.52%       100.00%          0.00%
Schroder Strategic Bond
  Fund ..................................      0.00%           0.00%       100.00%          0.00%
Schroder Total Return Fixed
  Income Fund ...........................      0.00%          19.05%       100.00%          0.00%
Schroder Municipal
  Bond Fund .............................      0.00%           0.00%         0.00%          0.00%
Schroder Short-Term
  Municipal Bond Fund ...................      0.00%           0.00%         0.00%          0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2)   The  percentage  in this  column  represents  the  amount  of  "Qualifying
      Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2007, the total amount of foreign source income is $561,490. The total amount of foreign tax to be paid is $52,461. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2007, the total amount of foreign source income is $1,242,919. The total amount of foreign tax to be paid is $86,602. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2007, the total amount of foreign source income is $411,657. The total amount of foreign tax to be paid is $29,748. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.


--------------------------------------------------------------------------------
                                                                             128

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED) (CONCLUDED)

On December 14, 2007 the Funds made the following per share distributions to the shareholders of record as of December 13, 2007:

                                                                          NET
                                                                      INVESTMENT    SHORT-TERM      LONG-TERM
                                                                        INCOME     CAPITAL GAIN   CAPITAL GAIN
                                                                      ----------   ------------   ------------
Schroder North American Equity Fund
   Investor Share .................................................    $ 0.2835      $ 0.2007       $ 1.3102
   Advisor Shares .................................................      0.2422        0.2007         1.3102
Schroder International Diversified Value Fund
   Investor Shares ................................................      0.5879        1.1480         0.3352
   Advisor Shares .................................................      0.5604        1.1480         0.3352
Schroder U.S. Opportunities Fund
   Investor Shares ................................................      0.0305        0.3936         1.9017
   Advisor Shares .................................................          --        0.3936         1.9017
Schroder U.S. Small and Mid Cap Opportunities Fund
   Investor Shares ................................................          --        0.3371         0.4175
   Advisor Shares .................................................          --        0.3371         0.4175
Schroder International Alpha Fund
   Investor Shares ................................................      0.2379            --             --
   Advisor Shares .................................................      0.2141            --             --
Schroder Emerging Market Equity Fund
   Investor Shares ................................................      0.1374        1.2161         0.7306
   Advisor Shares .................................................      0.1099        1.2161         0.7306
Schroder Strategic Bond Fund*
   Investor Shares ................................................      0.1010            --             --
   Advisor Shares .................................................      0.0952            --             --

* The Strategic Bond Fund made a distribution on December 19, 2007 to the shareholders of record as of December 18, 2007.


--------------------------------------------------------------------------------
                                                                             129

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I.    INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o     Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II.   INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III.  OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the SchroderMutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

           This Privacy Policy applies to the Schroder Mutual Funds,
         Schroder Fund Advisors Inc. and Schroder Investment Management
                               North America Inc.

--------------------------------------------------------------------------------

[LOGO]  Schroders

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Catherine A. Mazza (CHAIRMAN)
                               David N. Dinkins*
                               John I. Howell*
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis*
                               Hermann C. Schwab*
                               James D. Vaughn
                               *TRUSTEE EMERITUS

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               SCHRODER GLOBAL SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               49458

[LOGO]  Schroders

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James D. Vaughn. Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pricewaterhouse Coopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                   2006
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $26,270                 N/A         $0                $25,050                 N/A         $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     $0                $0                $308,032 (3)      $0                $0                $333,880 (3)
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax        $3,400            $0                $0                $3,240            $0                $0
        Fees(2)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $0                $0                $0                $0                $0                $0
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
(1) Performance verification services rendered to Schroder Investment Management North America, Inc. to ensure conformity with CFA Institute performance standards.
(2)      Tax return preparation fees.
(3) Performance verification services, FRAG 21 reporting and other miscellaneous consulting services rendered to Schroder Investment Management North America, Inc.

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ----------------------- -------------------- ------------------
                                               2007                 2006
                ----------------------- -------------------- ------------------
                Audit-Related Fees              n/a                 n/a

                ----------------------- -------------------- ------------------
                Tax Fees                        0%                  0%

                ----------------------- -------------------- ------------------
                All Other Fees                  n/a                 n/a

                ----------------------- -------------------- ------------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by Pricewaterhouse Coopers LLP for the last two fiscal years were $311,432 and $337,120 for October 31, 2007 and October 31, 2006, respectively.

(h)      Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from August 1, 2007 through October 31, 2007 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Schroder Global Series Trust

By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           --------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date January 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           --------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date January 2, 2008


By (Signature and Title)*                  /s/ Alan M. Mandel
                                           ------------------
                                           Alan M. Mandel,
                                           Treasurer and Chief Financial Officer
Date January 2, 2008

* Print the name and title of each signing officer under his or her signature.